As filed with the Securities and Exchange Commission on December 22, 2006


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                            Registration No. 33-02659


                         Pre-Effective Amendment No. ___
                         Post-Effective Amendment No. 83
                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                           1940 Act File No. 811-04556

                                Amendment No. 84

                         TRANSAMERICA IDEX MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

               570 Carillon Parkway, St. Petersburg, Florida 33716 (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (727) 299-1800

 Dennis P. Gallagher, Esq., 570 Carillon Parkway, St. Petersburg, Florida 33716
                     (Name and Address of Agent for Service)

Approximate date of proposed public offering:

It is proposed that this filing will become effective:

[ ]  60 days after filing pursuant to paragraph (a) (1) of Rule 485.

[ ]  75 days after filing pursuant to paragraph (a) (2) of Rule 485.

[ ]  On (Date) pursuant to paragraph (a) (1) of Rule 485.

[ ]  On (Date) pursuant to paragraph (a) (2) of Rule 485.

[ ]  Immediately upon filing pursuant to paragraph (b) of Rule 485.

[X]  On December 27, 2006 pursuant to paragraph (b) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Amendment to the Registration Statement of Transamerica IDEX Mutual Funds relates only to TA IDEX Loomis Sayles Bond, TA IDEX Mellon Market Neutral Strategy, TA IDEX BlackRock Natural Resources, TA IDEX UBS Dynamic Alpha, TA IDEX Third Avenue Value and TA IDEX Multi-Manager Alternative Strategies Fund. The prospectuses and statements of additional information for the other series of Transamerica IDEX Mutual Funds, as previously filed with the Securities and Exchange Commission, are incorporated herein by reference.

                                   PROSPECTUS

                         TRANSAMERICA IDEX MUTUAL FUNDS

                                DECEMBER 27, 2006

                           TA IDEX LOOMIS SAYLES BOND
                     TA IDEX MELLON MARKET NEUTRAL STRATEGY
                       TA IDEX BLACKROCK NATURAL RESOURCES
                            TA IDEX UBS DYNAMIC ALPHA




                                 CLASS I SHARES

        Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
            Any representation to the contrary is a criminal offense.

NOT INSURED BY FDIC OR ANY FEDERAL   MAY LOSE VALUE.    NOT A DEPOSIT OF OR GUARANTEED BY ANY
        GOVERNMENT AGENCY.                             BANK, BANK AFFILIATE, OR CREDIT UNION.

                         TRANSAMERICA IDEX MUTUAL FUNDS

TABLE OF CONTENTS


SECTION A -- FUND DESCRIPTIONS...........................................    2

             TA IDEX LOOMIS SAYLES BOND..................................    2
             TA IDEX MELLON MARKET NEUTRAL STRATEGY......................    8
             TA IDEX BLACKROCK NATURAL RESOURCES.........................   13
             TA IDEX UBS DYNAMIC ALPHA...................................   19

SECTION B -- SHAREHOLDER INFORMATION.....................................   26

             REGULATORY PROCEEDINGS......................................   26
             INVESTMENT ADVISER..........................................   26
             CLASS I SHARES..............................................   27
             FEATURES AND POLICIES.......................................   27
             DISTRIBUTION OF SHARES......................................   29
             OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS..................   29
             DISTRIBUTIONS AND TAXES.....................................   29

APPENDIX A EXPLANATION OF STRATEGIES AND RISKS...........................   32

APPENDIX B BOND RATINGS..................................................   42

                         TRANSAMERICA IDEX MUTUAL FUNDS


Transamerica IDEX Mutual Funds (TA IDEX) consists of several individual funds. Each fund invests in a range of securities, such as stocks and/or bonds. This prospectus offers only TA IDEX Loomis Sayles Bond, TA IDEX Mellon Market Neutral Strategy, TA IDEX BlackRock Natural Resources and TA IDEX UBS Dynamic Alpha. Please read this prospectus carefully before you invest or send money. It has been written to provide information and assist you in making an informed decision. If you would like additional information, please request a copy of the Statement of Additional Information (SAI).


In addition, we suggest you contact your financial professional or a TA IDEX customer service representative, who will assist you.


PLEASE NOTE: THIS PROSPECTUS INCLUDES CLASS I SHARES ONLY. CLASS I SHARES OF THE TA IDEX FUNDS LISTED IN THIS PROSPECTUS ARE CURRENTLY ONLY OFFERED FOR INVESTMENT TO THE STRATEGIC ASSET ALLOCATION PORTFOLIOS OF AEGON/TRANSAMERICA SERIES TRUST (ATST): ATST ASSET ALLOCATION -- CONSERVATIVE PORTFOLIO, ATST ASSET ALLOCATION -- GROWTH PORTFOLIO, ATST ASSET ALLOCATION -- MODERATE GROWTH PORTFOLIO, ATST ASSET ALLOCATION -- MODERATE PORTFOLIO AND ATST INTERNATIONAL MODERATE GROWTH FUND, AND THE TA IDEX STRATEGIC ASSET ALLOCATION FUNDS: TA IDEX ASSET ALLOCATION -- CONSERVATIVE PORTFOLIO, TA IDEX ASSET ALLOCATION -- GROWTH PORTFOLIO, TA IDEX ASSET ALLOCATION -- MODERATE GROWTH PORTFOLIO, TA IDEX ASSET ALLOCATION -- MODERATE PORTFOLIO, TA IDEX MULTI-MANAGER INTERNATIONAL FUND AND TA IDEX MULTI-MANAGER ALTERNATIVE STRATEGIES FUND.


TO HELP YOU UNDERSTAND


In this prospectus, you'll see symbols like the ones below. These are "icons," graphic road signs that let you know at a glance the subject of the nearby paragraphs. The icons serve as tools for your convenience as you read this prospectus.


(BULLSEYE ICON)        OBJECTIVE
                       What is the fund's investment objective? Learn about your
                       fund's goal or objective.

(CHESSPIECE ICON)      PRINCIPAL STRATEGIES AND POLICIES
                       How does the fund go about trying to meet its goal? Read
                       about the types of investments each fund contains and
                       what style of investment philosophy it employs.

(WARNING SIGN ICON)    PRINCIPAL RISKS
                       What are the specific risks for an investor in the fund?
                       Find out what types of risks are associated with each
                       fund.

(GRAPH ICON)           PAST PERFORMANCE
                       What is the investment performance of the fund? See how
                       well each fund has performed in the past year, five
                       years, ten years or since its inception.

(DOLLAR SIGN ICON)     FEES AND EXPENSES
                       How much does it cost to invest in the fund? Learn about
                       each fund's fees and expenses.

(QUESTION MARK ICON)   ADDITIONAL INFORMATION
                       Who manages the fund and how much are they paid? See
                       information about each fund's advisers, as well as the
                       fees paid to them.

An investment in a TA IDEX fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TA IDEX LOOMIS SAYLES BOND

SECTION A - FUND DESCRIPTIONS

SUMMARY OF RISKS AND RETURNS

OBJECTIVE

The objective of TA IDEX Loomis Sayles Bond is to seek high total investment return through a combination of current income and capital appreciation.

PRINCIPAL STRATEGIES AND POLICIES


The fund's sub-adviser, Loomis, Sayles & Company, L.P. (Loomis), seeks to achieve this objective by investing fund assets principally in fixed-income securities.



The fund normally invests at least 80% of its assets in fixed-income securities, primarily in investment-grade fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. Generally, at least 65% of the fund's assets will be invested in investment grade securities rated BBB- or higher by Standard & Poor's Ratings Group (S&P) or Baa3 by Moody's Investors Service, Inc. (Moody's), as determined at the time of purchase. The fund may invest in fixed-income securities of any maturity.



Loomis performs extensive credit analyses, relying on its in-house team of more than 40 fixed-income analysts to cover a broad universe of industries, companies, and markets. The portfolio managers take advantage of these extensive resources to seek bonds trading at attractive levels from a risk/return perspective. In deciding which securities to buy and sell, Loomis considers, among other things, the financial strength of the issuer, current interest rates, expectations regarding general trends in interest rates, and comparisons of the level of risk associated with the potential return of those investments. Three themes typically drive the fund's investment approach. First, the fund generally seeks securities of issuers whose credit profiles are improving. Second, the fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis believes that the fund may generate positive returns by having a portion of assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns. Third, Loomis analyzes different sectors of the economy and differences in the yields of various fixed income securities in an effort to find securities that it believes may produce attractive returns for the fund in comparison to their risk.



The fund may invest any portion of its assets in securities of Canadian issuers (denominated in any currency) and up to 20% of its assets in other foreign securities (excluding Canadian dollar denominated securities), including emerging market securities. The fund may invest without limit in obligations of supranational entities (e.g., the World Bank).



The fixed-income securities in which the fund may invest include without limitation: corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, foreign currency denominated securities, asset-backed securities, when-issued securities, real estate investment trusts ("REITS"), Rule 144A securities, structured notes, repurchase agreements, and convertible securities. The fund may engage in options and futures transactions, foreign currency hedging transactions and swap transactions.



The fund may invest in structured notes, which are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate, or other financial indicators ("reference instruments"). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies or a securities or commodities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. The change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument or instruments. Structured notes can be used to increase a fund's exposure to changes in the value of assets or to hedge the risks of other investments that a fund holds. The fund may also invest in equity securities, including common stocks, preferred stocks and similar securities.

TA IDEX LOOMIS SAYLES BOND

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    FIXED-INCOME SECURITIES


The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:



-    fluctuations in market value


- changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

-    issuers defaulting on their obligations to pay interest or return principal




-    CREDIT RISK

The fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

-    INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the fund invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

-    HIGH-YIELD DEBT SECURITY RISK


High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A fund portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the fund's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.



-    STOCKS



While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.


-    PREFERRED STOCKS


Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the stated dividend than the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.


-    FOREIGN SECURITIES


Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:


-    changes in currency values

-    currency speculation

-    currency trading costs

-    different accounting and reporting practices

-    less information available to the public

-    less (or different) regulation of securities markets

-    more complex business negotiations

-    less liquidity

-    more fluctuations in prices

-    delays in settling foreign securities transactions

-    higher costs for holding shares (custodial fees)

-    higher transaction costs

-    vulnerability to seizure and taxes

-    political instability and small markets

-    different market trading days

-    EMERGING MARKETS RISK

Investing in the securities of issuers located in or principally doing business in emerging markets

TA IDEX LOOMIS SAYLES BOND


bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. The fund may be required to establish special custody or other arrangements before investing.


-    CURRENCY RISK

When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.

-    MORTGAGE-RELATED SECURITIES


Mortgage-related securities in which the fund may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured. The fund's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgages sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates.


-    REITS


Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.


-    REPURCHASE AGREEMENTS










Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money.

-    RULE 144A SECURITIES

"Rule 144A" securities are securities that are not registered for sale to the public and thus are considered "restricted." They may only be resold to certain qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by the fund could adversely affect the marketability of such security and the fund might be unable to dispose of such security promptly or at reasonable prices.

-    CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer

TA IDEX LOOMIS SAYLES BOND


convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.



-    STRUCTURED NOTES



Investments in structured notes involves certain risks, including the risk that the issuer may be unable or unwilling to satisfy its obligations to pay principal or interest, which are separate from the risk that the note's reference instruments may move in a manner that is disadvantageous to the holder of the note. Structured notes, which are often illiquid, are also subject to market risk, liquidity risk, and interest rate risk. The terms of certain structured notes may provide that a decline in the reference instrument may result in the interest rate or principal amount being reduced to zero. Structured notes may be more volatile than the underlying reference instruments or traditional debt instruments.


-    DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

-    FUTURES AND OPTIONS


Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:


-    inaccurate market predictions

-    imperfect correlation

-    illiquidity

-    HEDGING

The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the fund's currency exposure from one currency to another may remove the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

-    LIQUIDITY RISK

Liquidity risk exists when a particular security or other instrument is difficult to sell. The fund's investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS


A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information

TA IDEX LOOMIS SAYLES BOND

will generally remain online for six months or as otherwise consistent with applicable regulations.


INVESTOR PROFILE



This fund may be appropriate for investors who seek high total investment return.


PAST PERFORMANCE


No performance is shown for the fund as it did not commence operations prior to the date of this prospectus. Performance information for the fund will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.


FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares of this fund are currently being offered for investment only to certain strategic asset allocation funds.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund
assets, expressed as a % of average
daily net assets) (a)                   CLASS I SHARES
-------------------------------------   --------------
Management fees                              0.68%
Distribution and service (12b-1) fees         N/A
Other expenses                               0.20%
                                             ----
TOTAL ANNUAL FUND OPERATING EXPENSES         0.88%
EXPENSE REDUCTION(b)                            0%
                                             ----
NET OPERATING EXPENSES                       0.88%
                                             ====


(a)  Annual fund operating expenses are based on estimates.


(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2008 to waive fees and/or reimburse expenses to the extent that the fund's total operating expenses exceed 0.88% of average daily net assets (excluding certain extraordinary expenses). TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.88% of average daily net assets (excluding certain extraordinary expenses).


EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower


SHARE CLASS   1 YEAR   3 YEARS
-----------   ------   -------
     I          $90      $281


ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

Transamerica Fund Advisors, Inc. (TFAI)
570 Carillon Parkway
St. Petersburg, FL 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS:

First $200 million                     0.675%
Over $200 million up to $750 million   0.625%
Over $750 million                       0.60%

SUB-ADVISER:

     Loomis, Sayles & Company, L.P.
     One Financial Center
     Boston, MA 02111

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at

TA IDEX LOOMIS SAYLES BOND

the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS:

First $200 million   0.325%
Over $200 million     0.30%

PORTFOLIO MANAGERS:

KATHLEEN C. GAFFNEY, CFA, DANIEL J. FUSS, CFA, CIC, ELAINE M. STOKES and MATHEW
J. EAGAN, CFA serve as portfolio managers and are responsible for the day-to-day management of this fund.


Ms. Gaffney, Lead Manager, is Vice President of Loomis and Senior Portfolio Manager for the Loomis Sayles Fixed Income Group. She manages institutional and mutual fund portfolios, including Loomis' flagship Bond Fund, as well as the Strategic Income, High Income, and High Income Opportunities funds and is a co-manager or associate manager of other investment companies managed by Loomis. She started her investment career and joined Loomis in 1984, working as a fixed income and equity trader. Ms. Gaffney has been assisting Dan Fuss as a portfolio manager of the Loomis Sayles Bond Fund, an investment company managed by Loomis with an investment program comparable to that of the fund, since October 1997. She earned a B.A. from the University of Massachusetts at Amherst.



Mr. Fuss, co-manager, began his investment career in 1958. He has been with Loomis since 1976, and is Executive Vice President, Vice Chairman and Senior Portfolio Manager of the firm. Mr. Fuss co-manages institutional separate accounts for the multi-billion dollar fixed income group and a variety of mutual funds, including the flagship Bond Fund, as well as the Strategic Income, Institutional High Income and Investment Grade Bond funds, and other investment companies managed by Loomis. He has served as portfolio manager of the Loomis Sayles Bond Fund, an investment company managed by Loomis with an investment program comparable to that of the fund, since its inception in May 1991. Mr. Fuss is past president of the Boston Security Analysts Society and earned a B.S. and M.B.A. from Marquette University.



Ms. Stokes, co-manager, is Vice President of Loomis and began her investment career in 1987. She joined Loomis in 1988. Ms. Stokes co-manages the High Income Opportunities Fund and is a co-manager or associate manager of other investment companies managed by Loomis. Ms. Stokes received a B.S. from St. Michael's College.



Mr. Eagan, co-manager, is Vice President of Loomis and began his investment career in 1989. He joined Loomis in 1997. Mr. Eagan co-manages the High Income Opportunities Fund and is a co-manager or associate manager of other investment companies managed by Loomis. He received a B.A. from Northeastern University and an M.B.A. from Boston University.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of fund shares.


A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the fiscal period ending April 30, 2007.


FINANCIAL HIGHLIGHTS


Financial Highlights for this fund are not included in this prospectus because the fund had not commenced operations prior to the date of this prospectus.

TA IDEX MELLON MARKET NEUTRAL STRATEGY

SUMMARY OF RISKS AND RETURNS

OBJECTIVE

The investment objective of TA IDEX Mellon Market Neutral Strategy is to seek investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

PRINCIPAL STRATEGIES AND POLICIES


The fund's sub-adviser, Franklin Portfolio Associates, LLC (a fully owned subsidiary of Mellon Financial Corporation) (Mellon), seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). Mellon believes that employing disciplined investment strategies based on fundamental concepts, which are quantitatively implemented, provides the best opportunity to add value by obtaining positive returns while maintaining an acceptable level of risk.


Mellon seeks to construct for the fund a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. To do this, Mellon seeks to hold individual equity securities both long and short in approximately equal dollar amounts, so that the general stock market, industry or sector exposures affecting the securities held long and short will substantially offset each other. If this strategy is successful, the result will be a "market-neutral" portfolio, the returns of which tend to be driven primarily by the portfolio manager's stock selection rather than by the effects of broader market conditions.

It is currently expected that the long and short positions of the fund will consist primarily of large-capitalization and medium-capitalization U.S. equity securities listed on the New York, American, and NASDAQ exchanges. The fund may also take long and short positions in securities of non-U.S.-domiciled companies if they are denominated in U.S. dollars and traded on a U.S. exchange, either directly or through ADRs or similar securities. As discussed below, the fund will also hold cash and cash equivalents to a limited degree to provide collateral for its short positions.

Mellon seeks to identify and buy for the fund long portfolio securities it believes are undervalued relative to their peers or which demonstrate attractive momentum and growth characteristics. Conversely, when Mellon believes that a security is overvalued relative to its peers or has negative growth prospects, it may seek to sell it short at the then-current market price. By taking approximately equal long and short positions in different stocks in the same industry and sector, the portfolio manager attempts to design a portfolio the long and short positions of which will generally offset each other in the aggregate in terms of sources of systematic risk. These sources include beta, sector and industry exposures, capitalization, and volatility.

Individual securities will be determined to be candidates for the long or short sub-portfolios primarily by using proprietary quantitative selection models developed by Mellon. These models put a balanced emphasis on value characteristics and momentum-and-growth characteristics.

Due to the continuous changes in the prices of the short positions and long positions, the market value of the short positions and long positions will not always be exactly equal. For example, if the fund is successful, its long positions will increase in value while the short positions decrease in value, thus reducing the market neutrality of the fund. It is the intention of the portfolio manager to take action every week to rebalance the long and short positions to maintain a market neutral exposure. In addition, Mellon will take action to rebalance the portfolio when the imbalance reaches proprietary thresholds, pre-established by Mellon. This can be done by adding or eliminating short or long positions depending on the rebalancing needs.

The fund may achieve a positive return if either the value of securities in the fund's long portfolio increase more than the securities underlying its short positions, or the value of securities in the fund's long portfolio decreases less than the securities underlying its short positions, each taken as a whole. Conversely, the fund will incur losses if either the securities underlying its short positions increase in value more than the securities in its long portfolio, or the securities underlying its short positions decrease in value less than the securities in its long portfolio. Mellon will determine the size of each long or

TA IDEX MELLON MARKET NEUTRAL STRATEGY

short position by attempting to balance the competing concerns of the relative attractiveness (from a long or short perspective) of each position with its impact on the risk characteristics of the overall portfolio.

Although Mellon attempts to achieve returns for the fund's shareholders that exceed the return of the 3-month U.S. Treasury Bill, an investment in the fund is significantly different from, and involves greater risks than, an investment in 3-month U.S. Treasury Bills. This is because, among other things, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government; U.S. Treasury Bills have a fixed rate of return; investors in U.S. Treasury Bills do not risk losing their investment; and an investment in the fund is more volatile than an investment in U.S. Treasury Bills. Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs (among other eventualities):

- The fund's long positions decline in value to a degree that is not offset by decreases in the value of the securities sold short, or, conversely, the value of the securities sold short increases to a degree that is not offset by appreciation in the value of securities in the long portfolio.

- The combination of securities held long and sold short fail to protect the fund from overall stock market risk and other systemic risks as anticipated by the sub-adviser.

- The portfolio manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or hedging strategy proves to be incorrect. Because the fund's returns are expected to be driven primarily by Mellon's stock selection (both long and short), rather than general equity market movements, if Mellon's judgment about individual stocks proves to be incorrect, the fund could incur losses even during periods when the overall movement in stock prices are positive. Also, because Mellon could make incorrect judgments about both the long and the short positions of the fund, its potential losses may exceed those of conventional stock mutual funds that hold only long portfolios.

No purchase or short sale of any individual equity security will be made if it causes the position to exceed 5% of the net assets of the portfolio, at the time of purchase or short sale.

WHAT IS MARKET NEUTRAL?


A "market neutral" strategy is one where a fund takes a long position and a short position at the same time. At any given time some securities are overvalued and others are undervalued. A fund tries to take advantage of this temporary disequilibrium by buying long undervalued securities and at the same time selling short overvalued securities which have the aggregate value approximately equal, and systematic risks similar, to undervalued securities being bought long. By following a market neutral strategy, a fund seeks positive investment returns while neutralizing the general risks associated with stock market investing.


Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-    SHORT SALES

A short sale is effected by selling a security that the fund does not own, or, if the fund does own such security, it is not to be delivered upon consummation of the sale. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is

TA IDEX MELLON MARKET NEUTRAL STRATEGY

limited by the price at which the security was sold short, a loss is potentially unlimited.

-    DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

-    LEVERAGING

Certain transactions may give rise to a form of leverage. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund's portfolio securities.

-    PORTFOLIO TURNOVER

The fund generally will engage in a significant number of short-term transactions, which may adversely affect performance. Increased turnover results in higher brokerage costs or mark-up charges for the fund. The fund ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

-    FOREIGN SECURITIES

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

-    changes in currency values

-    currency speculation

-    currency trading costs

-    different accounting and reporting practices

-    less information available to the public

-    less (or different) regulation of securities markets

-    more complex business negotiations

-    less liquidity

-    more fluctuations in prices

-    delays in settling foreign securities transactions

-    higher costs for holding shares (custodial fees)

-    higher transaction costs

-    vulnerability to seizure and taxes

-    political instability and small markets

-    different market trading days

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

TA IDEX MELLON MARKET NEUTRAL STRATEGY

INVESTOR PROFILE

This fund may be appropriate for investors who seek long-term capital appreciation but want to minimize their exposure to general stock market risk, and who do not need stable income and are willing to tolerate more risk than fixed-income investments.

PAST PERFORMANCE


No performance is shown for the fund as it did not commence operations prior to the date of this prospectus. Performance information for the fund will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.


FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares of this fund are currently being offered for investment only to certain strategic asset allocation funds.

The following table describes the fees and expense that you may pay if you buy and hold shares of the fund.


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund
assets, expressed as a % of average     CLASS I
daily net assets) (a)                    SHARES
-------------------------------------   -------
Management fees                           1.40%
Distribution and service (12b-1) fees     N/A
Dividend expense on short sales           2.00%
Other expenses                            0.25%
                                          ----
TOTAL ANNUAL FUND OPERATING EXPENSES      3.65%
EXPENSE REDUCTION(b)                         0%
                                          ----
NET OPERATING EXPENSES                    3.65%
                                          ====


(a)  Annual fund operating expenses are based on estimates.


(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2008 to waive fees and/or reimburse expenses to the extent that the fund's total operating expenses exceed 1.65% of average daily net assets (excluding certain extraordinary expenses and dividend expense on short sales). TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.65% of average daily net assets (excluding certain extraordinary expenses and dividend expense on short sales).


EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


SHARE CLASS   1 YEAR   3 YEARS
-----------   ------   -------
     I         $367     $1,117


ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

     Transamerica Fund Advisors, Inc. (TFAI)
     570 Carillon Parkway
     St. Petersburg, FL 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, which amounts to 1.40% of the fund's average daily net assets on an annual basis.

SUB-ADVISER:


     Franklin Portfolio Associates, LLC
     One Boston Place, 34th Floor
     Boston, MA  02108


SUB-ADVISORY FEE:

The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, which amounts to 0.90% of the fund's average daily net assets on an annual basis.

TA IDEX MELLON MARKET NEUTRAL STRATEGY

PORTFOLIO MANAGERS:

MICHAEL F. DUNN, CFA, lead Portfolio Manager, is a Senior Vice President and Senior Portfolio Manager at Mellon. Mr. Dunn has served as a portfolio manager of Mellon Institutional Market Neutral Fund, an investment company with an investment program similar to that of the fund, since its inception in December of 2005. Mr. Dunn received a B.S. in Mathematics and Linguistics from Yale University, and earned his CFA charter in 1994. Prior to joining Mellon in 1999, he was responsible for quantitative R&D and "hybrid" portfolio management, including market-neutral strategies, at Wellington Management Company in Boston. He previously ran index and active portfolios and performed quantitative research at the IBM Retirement Fund and prior to that at Mellon Capital Management. Mr. Dunn is a member of the Chicago Quantitative Alliance and the Boston Security Analyst Society.

OLIVER E. BUCKLEY, CIO, is back-up Portfolio Manager of the fund. Prior to joining Mellon in 2000, he was responsible for research in the Structured Products Group at INVESCO. Mr. Buckley previously served as a portfolio manager at Martingale Asset Management and spent 5 years at BARRA as the manager of Equity Consulting Service. He received his MBA from the University of California at Berkeley. In addition, he earned an M.S. degree in Engineering-Economics Systems and a B.S. degree in Mathematical Sciences, both from Stanford University.


JOHN S. CONE, CEO, is back-up Portfolio Manager of the fund. Mr. Cone received a M.S. in Management from the Krannert Graduate School of Management at Purdue University where he was honored as a Krannert Associates Fellow. He earned a B.A. degree in Economics from Rice University. Mr. Cone received his CFA charter in 1985. He is one of the five founding members of Franklin Portfolio Associates. He has an extensive background in computer modeling and quantitative methods. He is a member of the Boston Security Analysts Society and the Chicago Quantitative Alliance.



Mellon's investment committee (comprised of President/CEO, John Cone; CIO, Oliver Buckley; Senior Vice Presidents, Michael Dunn and Tony Garvin; Vice Presidents, Kristin Crawford, Amitabh Dugar and Patrick Slattery) also monitors the daily portfolio activity, acting as a check and balance on policy implementation.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of fund shares.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report dated as of April 30, 2007.

FINANCIAL HIGHLIGHTS


Financial highlights are not included in this prospectus because the fund had not commenced operations prior to the date of this prospectus.

TA IDEX BLACKROCK NATURAL RESOURCES

SUMMARY OF RISKS AND RETURNS

OBJECTIVE

The objective of TA IDEX BlackRock Natural Resources is to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets.

PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, BlackRock Investment Management, LLC (BlackRock), seeks to achieve this objective by investing principally in equity securities of U.S. and non-U.S. companies with substantial natural resource assets.

Under normal circumstances, the fund will invest at least 80% of its assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. Generally, a company has substantial natural resource assets when at least 50% of the non-current assets, capitalization, gross revenues or operating profits of the company in the most recent or current fiscal year are involved in or result from (directly or indirectly through subsidiaries) exploring, mining, refining, processing, fabricating, dealing in or owing natural resource assets or when, in the opinion of management, the company's market value or profitability is significantly affected by changes in the value of a natural resource. Examples of natural resource assets include precious metals (e.g., gold, silver and platinum), ferrous and nonferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), water, hydrocarbons (e.g., coal, oil and natural gas), timber, land, underdeveloped real property, and agricultural commodities.

The fund may invest in both U.S. and non-U.S. companies of any market capitalization, including companies located in emerging markets, and in securities denominated in both U.S. dollars and foreign currencies.

The fund uses a combination of "top-down" and "bottom-up" investment analysis. With a "top-down" analysis, BlackRock seeks to allocate investments to natural resource-related economic sectors that it believes have more favorable pricing power than other sectors. In a "bottom-up" analysis, BlackRock also selects investments based on its assessment of the management quality and earning prospects of individual companies. When assessing individual companies, BlackRock looks for companies that it believes are relatively undervalued.

WHAT IS A TOP-DOWN APPROACH?

When using a "top-down" approach, the fund manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

A company's stock is undervalued when the stock's current price is less than what BlackRock believes a share of the company is worth. A company's worth can be assessed by several factors, such as financial resources, value of tangible assets, rate of return on capital, quality of management, and overall business prospects. A company's stock may become undervalued when most investors fail to perceive the company's strengths in one or more of these areas. BlackRock may also determine a company is undervalued if its stock price is depressed due to setbacks from which BlackRock believes the company will recover. BlackRock attempts to identify companies that are undervalued based on relative price-earnings, price-to-book, and price-to-cash-flow ratios. In seeking to identify such companies, BlackRock considers which of the companies that meet its criteria would be most likely to benefit from the economic circumstances anticipated by BlackRock.

WHAT IS "BOTTOM-UP" ANALYSIS?

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

The fund will invest in common stock, preferred stock, securities convertible into common stock, rights to subscribe for common stock, and

TA IDEX BLACKROCK NATURAL RESOURCES

derivative securities or instruments, such as options, the value of which is based on a common stock or group of common stocks or other asset. The fund also may invest in futures contracts and other derivative instruments to help manage the risk of investing in companies with substantial natural resource assets.

In addition, the fund may use derivatives to hedge its portfolio against market and currency risks or to seek to enhance returns. The derivatives that the fund may use include indexed and inverse securities, options on portfolio positions or currencies, financial and currency futures, options on such futures, forward foreign currency transactions and swaps.

The fund may invest in asset-based securities. These are fixed-income securities whose principal amount, redemption terms or conversion terms are related to the market price of some natural resource asset, such as gold bullion. The fund will only purchase asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade or are issued by issuers that BlackRock has determined to be of similar creditworthiness. The fund also may invest in asset-based securities the potential return of which is based on the change in a specified commodity price. The fund may, for example, invest in a debt security that pays a variable amount of interest or principal based on the current level of a natural resource commodity, such as gold or oil.

The fund is non-diversified, and may focus its investments in one or more natural resource-related sectors.

WHAT IS A NON-DIVERSIFIED FUND?

A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market securities. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.


-    ASSET-BASED SECURITIES - NATURAL RESOURCES
















Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, precious metal prices historically have

TA IDEX BLACKROCK NATURAL RESOURCES

been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

-    FOREIGN SECURITIES RISK

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

-    changes in currency values

-    currency speculation

-    currency trading costs

-    different accounting and reporting practices

-    less information available to the public

-    less (or different) regulation of securities markets

-    more complex business negotiations

-    less liquidity

-    more fluctuations in prices

-    delays in settling foreign securities transactions

-    higher costs for holding shares (custodial fees)

-    higher transaction costs

-    vulnerability to seizure and taxes

-    political instability and small markets

-    different market trading days

-    CURRENCY RISK

When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.

-    EMERGING MARKETS RISK

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

-    PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.


-    CONVERTIBLE SECURITIES



Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.



-    VALUE RISK



The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to

TA IDEX BLACKROCK NATURAL RESOURCES


be undervalued may actually be appropriately priced.



-    DERIVATIVES RISK






The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.


-    FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

-    inaccurate market predictions

-    imperfect correlation

-    illiquidity

-    LEVERAGING RISK

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund's portfolio securities.

-    LIQUIDITY RISKS

Liquidity risk exists when a particular security or other instrument is difficult to sell. The fund's investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price.

-    COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, natural resources industries can be significantly affected by events relating to international political developments, natural disasters, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations. At times, the performance of securities of companies in the energy and other natural resources industry will lag the performance of other industries or the broader market as a whole.

-    NON-DIVERSIFICATION RISK

Focusing investments in a small number of issuers or industries increases risk. Because the fund is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the

TA IDEX BLACKROCK NATURAL RESOURCES


fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.


INVESTOR PROFILE

This fund may be appropriate for investors who are seeking long term capital growth from his or her investment, are comfortable with the fund's short-term price volatility and the risks associated with the fund's investment strategy, and are looking for exposure to a variety of foreign markets.

PAST PERFORMANCE


No performance is shown for the fund as it did not commence operations prior to the date of this prospectus. Performance information for the fund will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.


FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment only to certain strategic asset allocation funds.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.





ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund
assets, expressed as a % of average     CLASS I
daily net assets) (a)                    SHARES
-------------------------------------   -------
Management fees                           0.80%
Distribution and service (12b-1) fees     N/A
Other expenses                            0.20%
                                          ----
TOTAL ANNUAL FUND OPERATING EXPENSES      1.00%
EXPENSE REDUCTION(b)                         0%
                                          ----
NET OPERATING EXPENSES                    1.00%
                                          ====


(a)  Annual fund operating expenses are based on estimates.


(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2008 to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 1.00% of average daily net assets (excluding certain extraordinary expenses). TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.00% of average daily net assets (excluding certain extraordinary expenses).


EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


SHARE CLASS   1 YEAR   3 YEARS
-----------   ------   -------
     I         $102      $318


ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

     Transamerica Fund Advisors, Inc. (TFAI)
     570 Carillon Parkway
     St. Petersburg, FL 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS:

First $250 million       0.80%
Over $250 million
   up to $500 million   0.775%
Over $500 million        0.75%

TA IDEX BLACKROCK NATURAL RESOURCES

SUB-ADVISER:

     BlackRock Investment Management, LLC
     800 Scudders Mill Road
     Plainsboro, NJ  08536

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

First $250 million      0.40%
Over $250 million up
   to $500 million     0.375%
Over $500 million       0.35%

PORTFOLIO MANAGER:

ROBERT SHEARER, CFA, serves as portfolio manager of this fund. Mr. Shearer is Managing Director of and portfolio manager with BlackRock, Inc. Prior to joining BlackRock in 2006, he was a Managing Director of Merrill Lynch Investment Managers, L.P. (MLIM) from 2000 to 2006 and was a First Vice President of MLIM from 1998 to 2000. He has been a portfolio manager with BlackRock or MLIM since 1997. Prior to joining MLIM, Mr. Shearer worked at David L. Babson & Company Inc. as a Vice President and Assistant Fund Manager. Mr. Shearer has also held the position of Vice President and Sector Manager at Concert Capital Management, Inc. He received a bachelor's degree from the University of Wisconsin-Madison, a master's degree from the American Graduate School of International Management, and an MBA from the University of Wisconsin Graduate School of Business.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of fund shares.


A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report dated as of April 30, 2007.


FINANCIAL HIGHLIGHTS


Financial Highlights for this fund are not included in this prospectus because the fund had not commenced operations prior to the date of this prospectus.

TA IDEX UBS DYNAMIC ALPHA

SUMMARY OF RISKS AND RETURNS

OBJECTIVE

The investment objective of TA IDEX UBS Dynamic Alpha is to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, UBS Global Asset Management (Americas) Inc. (UBS), seeks to achieve this objective by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets including global currencies.

The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to, the following:

- U.S. and non-U.S. equity securities (including emerging market equity securities)


- U.S. and non-U.S. fixed-income securities (including U.S. high-yield, fixed-income and emerging market debt)


-    cash equivalents

The fund attempts to generate positive returns and manage risk through asset allocation and currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The fund intends to use financial futures, forward agreements, options, swaps and other derivatives as part of its asset/market allocation strategies to the extent permitted by the Investment Company Act of 1940. The fund may establish net short or net long positions for individual markets, currencies and securities.

In employing its investment strategies for the fund, UBS attempts to achieve a total rate of return for the fund that meets or exceeds 5% per year on a real (i.e., inflation-adjusted) basis and net of management fees over rolling five-year time horizons. Neither TFAI nor UBS represents or guarantees that the fund will meet this total return goal.

Asset allocation decisions are tactical, based upon the portfolio manager's assessment of valuations and prevailing market conditions in the United States and abroad. Investments also may be made in selected sectors of these asset classes.


Within the equity portion of the fund's portfolio, UBS selects equity securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is UBS's assessment of what a security is worth. UBS bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. It then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.


For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly may exist. A stock with a market price below (above) the estimated intrinsic or fundamental value would be considered a long (short) candidate for inclusion in the fund's portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.


While the investment decisions of UBS with respect to the equity portion of the fund's portfolio are based primarily on price/value discrepancies as identified by its fundamental valuation process, under certain circumstances UBS may utilize growth-oriented strategies within its US equity asset class for a portion of the allocation; but only after subjecting such strategies to a rigorous due diligence process to judge their suitability for the fund. To invest in growth equities, UBS will seek to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage, in part by using a proprietary quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics.


In selecting fixed-income securities, UBS uses an internally developed valuation model that quantifies return expectations for all major U.S. and foreign bond markets. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, UBS considers the viability of

TA IDEX UBS DYNAMIC ALPHA

specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. The fund's fixed-income investments may reflect a broad range of investment maturities, qualities and sectors, including high-yield (lower-rated) securities and convertible debt securities.

UBS's fixed-income strategy combines judgments about the absolute value of the fixed-income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed-income securities. Duration measures a fixed-income security's price sensitivity to interest rates by indicating the approximate change in a fixed-income security's price if interest rates move up or down in 1% increments. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. UBS manages duration by choosing a maturity mix that provides opportunity for appreciation while also attempting to limit interest rate risks.

The fund's investments in equity securities may include, but are not limited to, common stock and preferred stock of issuers in developed nations (including the United States) and emerging markets. Equity investments may include large, intermediate and small capitalization companies.

The fund's investments in fixed-income securities may include, but are not limited to, debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities, equipment trusts and other collateralized debt securities. These securities may be issued by issuers located in both developed (including the United States) and emerging markets.


To the extent permitted by applicable law, the fund may invest a portion of its assets in open-end investment companies advised by UBS to gain exposure to various asset classes, including but not limited to emerging market, small cap and high-yield asset classes. The fund does not pay fees in connection with its investment in the investment companies advised by UBS, but may pay expenses associated with such investments.


The fund may have high portfolio turnover.

To the extent permitted by the Investment Company Act of 1940, the fund may borrow money from banks to purchase investments for the fund. The fund will adhere to applicable asset coverage requirements for all such borrowings.

The fund is non-diversified.

WHAT IS A NON-DIVERSIFIED FUND?

A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.


Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets

TA IDEX UBS DYNAMIC ALPHA

as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-    VALUE RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced.

-    GROWTH STOCKS


Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.


-    SMALL- OR MEDIUM-SIZED COMPANY


Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.


-    FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

-    fluctuations in market value


- changes in interest rates: the value of a fixed-income generally decreases as interest rates rise


- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal.

-    HIGH-YIELD DEBT SECURITY RISK

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A fund portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the fund's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

-    INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the fund invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

-    CREDIT RISK

The fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.


-    PREPAYMENT RISK



Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the fund to replace a corporate loan, corporate debt security or other investment with a lower yielding security. This may adversely affect the fund's net asset value.





-    U.S. GOVERNMENT AGENCY OBLIGATIONS RISK

Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by

TA IDEX UBS DYNAMIC ALPHA

agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government that are supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

-    FOREIGN SECURITIES

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

-    changes in currency values

-    currency speculation

-    currency trading costs

-    different accounting and reporting practices

-    less information available to the public

-    less (or different) regulation of securities markets

-    more complex business negotiations

-    less liquidity

-    more fluctuations in prices

-    delays in settling foreign securities transactions

-    higher costs for holding shares (custodial fees)

-    higher transaction costs

-    vulnerability to seizure and taxes

-    political instability and small markets

-    different market trading days

-    CURRENCY RISK


When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.


-    EMERGING MARKETS RISK

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

-    CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

-    PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

TA IDEX UBS DYNAMIC ALPHA

-    DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

-    FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

-    Inaccurate market predictions

-    Imperfect correlation

-    Illiquidity

-    SHORT SALES

A short sale is effected by selling a security that the fund does not own, or, if the fund does own such security, it is not to be delivered upon consummation of the sale. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, a loss is potentially unlimited.

-    LEVERAGING RISK


Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund's portfolio securities.



-    COUNTRY, SECTOR OR INDUSTRY FOCUS


To the extent the fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

-    LIQUIDITY RISK

Liquidity risk exists when a particular security or other instrument is difficult to sell. The fund's investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price.

-    NON-DIVERSIFICATION RISK

Focusing investments in a small number of issuers or industries increases risk. Because the fund is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

-    ACTIVE TRADING

The fund is actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may increase transaction costs and generate a high level of taxable short term capital gains, both of which may negatively impact the fund's performance.

TA IDEX UBS DYNAMIC ALPHA

-    INVESTING IN OTHER FUNDS


To the extent that the fund invests in other funds, the investment performance of the fund is affected by the investment performance of the underlying funds. Through its investment in the underlying funds, the fund is subject to the risks of the underlying funds' investments and subject to the underlying funds' expenses.


-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

INVESTOR PROFILE


This fund may be appropriate for investors who seek to maximize total return, consisting of capital appreciation and current income, and who can tolerate fluctuations in the equity markets and fixed-income markets in return for potentially higher returns over the long term.


PAST PERFORMANCE


No performance is shown for the fund as it did not commence operations prior to the date of this prospectus. Performance information for the fund will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.


FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are currently being offered for investment only to certain strategic asset allocation funds.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
from fund assets, expressed as          CLASS I
a % of average daily net assets) (a)     SHARES
------------------------------------    -------
Management fees                          1.40%
Distribution and service (12b-1) fees     N/A
Other expenses                           0.25%
                                         ----
TOTAL ANNUAL FUND OPERATING EXPENSES     1.65%
EXPENSE REDUCTION(b)                        0%
                                         ----
NET OPERATING EXPENSES                   1.65%
                                         ====


(a)  Annual fund operating expenses are based on estimates.


(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2008 to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 1.65% of average daily net assets (excluding certain extraordinary expenses and dividend expense on short sales). TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.65% of average daily net assets (excluding certain extraordinary expenses and dividend expense on short sales).


EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


SHARE CLASS   1 YEAR   3 YEARS
-----------   ------   -------
     I         $168      $520

TA IDEX UBS DYNAMIC ALPHA

ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

Transamerica Fund Advisors, Inc. (TFAI)
570 Carillon Parkway
St. Petersburg, FL 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

First $150 million                     1.40%
Over $150 million up to $300 million   1.30%
Over $300 million                      1.20%

SUB-ADVISER:

UBS Global Asset Management (Americas) Inc. (UBS)
One North Wacker Drive
Chicago, IL 60606

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

First $150 million                     0.85%
Over $150 million up to $300 million   0.75%
Over $300 million                      0.65%

PORTFOLIO MANAGER:

BRIAN D. SINGER, CFA, the lead portfolio manager for the fund, is the Chief Investment Officer, Americas, at UBS and the lead portfolio manager of the UBS Dynamic Alpha Fund, an investment company with an investment program similar to that of the fund, since its inception. Mr. Singer has access to certain members of the UBS fixed-income and equities investment management teams, each of whom is allocated a specified portion of the portfolio over which he/she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the fund invests. Mr. Singer, as lead portfolio manager and coordinator for management of the fund, has responsibility for allocating the fund's portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of fund shares.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in the TA IDEX's semi-annual report dated as of April 30, 2007.

FINANCIAL HIGHLIGHTS


Financial Highlights for this fund are not included in this prospectus because the fund had not commenced operations prior to the date of this prospectus.

SECTION B - SHAREHOLDER INFORMATION





































REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for TA IDEX and certain affiliates and former employees of TFAI, the Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the funds currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the funds are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the funds, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the funds and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the funds, will bear the costs regarding these regulatory matters.

INVESTMENT ADVISER

TA IDEX's Board of Trustees is responsible for managing the business affairs of TA IDEX. The Board oversees the operation of TA IDEX by its officers. It also reviews the management of each fund's assets by TFAI and investment sub-advisers. You can find additional information about the TA IDEX Trustees and officers in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for TA IDEX. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each fund's sub-adviser. The investment adviser also monitors the sub-adviser's buying and selling of portfolio securities and administration of the funds. For these services, TFAI is paid an investment advisory fee. This fee is calculated on the average daily net assets of each fund, and is paid at the rate previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is wholly owned indirect subsidiary of AEGON NV, a Netherlands corporation and publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of Fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution or Service Arrangements" in this prospectus.


TA IDEX may rely on an Order from the Securities and Exchange Commission (Release IC- 23379 dated August 5, 1998) that permits TA IDEX and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders to:


(1) employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2)  materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned

SECTION B - SHAREHOLDER INFORMATION

     because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

CLASS I SHARES

PURCHASE AND REDEMPTION OF SHARES

Class I shares of the Funds in this prospectus are currently offered for investment only to the strategic asset allocation portfolios of TA IDEX asset allocation funds: TA IDEX Asset Allocation - Conservative Portfolio; TA IDEX Asset Allocation - Growth Portfolio; TA IDEX Asset Allocation - Moderate Growth Portfolio; TA IDEX Asset Allocation - Moderate Portfolio, TA IDEX Multi-Manager International Fund and TA IDEX Multi-Manager Alternative Strategies Fund, and the strategic asset allocation portfolios of AEGON/ Transamerica Series Trust
(ATST): ATST Asset Allocation - Conservative Portfolio; ATST Asset Allocation - Growth Portfolio; ATST Asset Allocation - Moderate Growth Portfolio, ATST Asset Allocation - Moderate Portfolio and ATST International Moderate Growth Fund. Shares of the Funds may be made available to other investors in the future.

FEATURES AND POLICIES

HOW SHARE PRICE IS DETERMINED

The price at which shares are purchased or redeemed is the net asset value per share ("NAV") that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.

WHEN SHARE PRICE IS DETERMINED

The NAV of all funds is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the NAV of a fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.

Orders for shares of the asset allocation funds mentioned above that invest in Class I shares of the funds and corresponding orders for the Class I shares of the funds are priced on the same day when orders for shares of the asset allocation funds are received. Consequently, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds before the close of business on the NYSE is deemed to constitute receipt of a proportional order for the corresponding Class I shares of the funds on the same day, so that both orders generally will receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each fund (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number or shares of the fund (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales

SECTION B - SHAREHOLDER INFORMATION

for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.


Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with the funds' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.


MARKET TIMING/EXCESSIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, a fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

THE TA IDEX BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU DO NOT PURCHASE SHARES OF THE FUNDS. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which they reasonably determine to be in connection with market timing or excessive trading.

However, because the shares of the funds are sold only to certain asset allocation funds, the funds' policies and procedures to discourage market timing or excessive trading are enforced by the asset allocation funds rather than the funds. Additional information about such policies and procedures are available in the prospectus of the asset allocation funds. Furthermore, reallocations in the funds by an asset allocation fund in furtherance of a portfolio's investment objective are not considered to be market timing or excessive trading.

ASSET ALLOCATION FUNDS

The asset allocation funds, TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Moderate Portfolio, TA IDEX Asset Allocation - Moderate Growth Portfolio, TA IDEX Asset Allocation - Growth Portfolio, TA

SECTION B - SHAREHOLDER INFORMATION

IDEX Multi-Manager International Fund and TA IDEX Multi-Manager Alternative Strategies Fund, as well as AEGON/Transamerica Series Trust ("ATST") Asset Allocation - Conservative Portfolio, ATST Asset Allocation - Growth Portfolio, ATST Asset Allocation - Moderate Growth Portfolio, ATST Asset Allocation - Moderate Portfolio and ATST International Moderate Growth Fund, may own a significant portion of the shares of a TA IDEX fund. Transactions by the asset allocation funds may be disruptive to the management of an underlying TA IDEX fund.

INVESTMENT POLICY CHANGES


Each of TA IDEX Loomis Sayles Bond and TA IDEX BlackRock Natural Resources, as part of its investment policy, invests at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain investments as indicated in this prospectus. Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy for TA IDEX Loomis Sayles Bond and TA IDEX BlackRock Natural Resources. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect. Although other funds described in this prospectus have an 80% investment policy they are not required to give 60 days notice in case of a change.



NOTE: Unless expressly designated as fundamental, all policies and procedures of the funds may be changed at any time by TA IDEX's Board of Trustees without shareholder approval.



To the extent authorized by law, TA IDEX and each of the funds reserve the right to discontinue offering shares at any time, or to cease operations entirely.


DISTRIBUTION OF SHARES

UNDERWRITING AGREEMENT

TA IDEX has an Underwriting Agreement with AFSG Securities Corporation (AFSG), located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of TFAI and TA IDEX. Under this agreement, AFSG underwrites and distributes all classes of fund shares and bears expenses of offering these shares to the public.

OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS


Transamerica Capital, Inc. ("TCI") (an affiliate of TFAI, Transamerica Investment Management, LLC ("TIM") and AFSG), TFAI, TIM and other fund sub-advisers, directly or through TCI, out of their own resources and not out of fund assets (i.e., without additional cost to the funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the asset allocation funds that invest in the funds or render investor services to asset allocation fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the asset allocation funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the funds, do not result in increased expenses, are not reflected in the fees and expenses section of this prospectus and are described in more detail in the prospectus of the asset allocation funds.


DISTRIBUTIONS AND TAXES


TAXES ON DISTRIBUTIONS IN GENERAL


The funds will distribute all or substantially all of their net investment income and net capital gains to their shareholders each year. Although the funds will not have to pay income tax on amounts they distribute to shareholders, most shareholders will be taxed on amounts they receive. Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay any tax on distributions. If the funds declare a dividend in October, November, or December but pay it in January, you will be taxed on the dividend as if you received it in the previous year.

You normally will be taxed on distributions you receive from the funds, regardless of whether they are paid to you in cash or are reinvested in additional fund shares. A particular distribution generally will be taxable as either ordinary income or as long-term capital gain. Distributions that are derived from net long-term capital gains will typically be taxed as long-term

SECTION B - SHAREHOLDER INFORMATION


capital gain. Other distributions will usually be taxable as ordinary income. Except as described below, the tax consequences of a distribution do not depend upon how long you held your fund shares. Each of TA IDEX Mellon Market Neutral Strategy, TA IDEX BlackRock Natural Resources and TA IDEX UBS Dynamic Alpha pay dividends annually. TA IDEX Loomis Salyes Bond pays dividends quarterly.


Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by a fund are generally taxed to individual taxpayers:

     - Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax rate brackets).

     - Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

     - A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

     - Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

The funds will send you a tax report annually summarizing the amount of and the tax aspects of your distributions.

If you buy shares of the funds before they make a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."


Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made, at which time such distribution is generally taxed as ordinary income. These accounts are subject to complex tax rules and tax-deferred account investors should consult their tax advisers regarding their investments in a tax-deferred account.


TAXES ON THE SALE OF SHARES

If shares of a fund are sold for shares of another fund, you generally will have a capital gain or loss, which will be long-term capital gain if you held the shares for more than one year and otherwise short-term capital gain. Such gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds (or the value of the shares received in the case of an exchange), you will recognize a taxable loss on the sale of shares of the fund. Any loss recognized on shares held for six months or less will be treated as long-capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale of shares of a fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

If more than 50% of the value of the total assets of a fund consists of stock or securities of foreign corporations at the close of a taxable year, the fund may elect to treat certain foreign taxes paid by them as paid by their shareholders. If a fund makes this election, the amount of the foreign taxes paid by the fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and its shareholders will be entitled either (a) to credit their proportionate

SECTION B - SHAREHOLDER INFORMATION

amounts of the foreign taxes paid by the fund against their federal income tax liabilities, or (b) to deduct their proportionate amounts from their federal taxable income under certain circumstances.

WITHHOLDING TAXES

As with all mutual funds, the funds may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all taxable distributions payable to you if you fail to provide the funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

OTHER TAX INFORMATION

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investment made in shares of the TA IDEX funds. More information is provided in the SAI of the funds. You should also consult your own tax advisor for information regarding all tax consequences applicable to your investments in the funds.

                                   APPENDIX A

                       EXPLANATION OF STRATEGIES AND RISKS


HOW TO USE THIS SECTION





In the discussions of the individual fund(s) in which you invest, you found descriptions of the principal strategies and risks associated with such fund(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the fund you are interested in. Then refer to this section and read about the risks particular to that fund. For even more discussions of strategies and risks, see the SAI of the funds, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 ("1940 Act") classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a fund's assets over a number of issuers to reduce risk. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund.


TA IDEX Loomis Sayles Bond and TA IDEX Mellon Market Neutral Strategy qualify as diversified funds under the 1940 Act. TA IDEX BlackRock Natural Resources and TA IDEX UBS Dynamic Alpha are non-diversified funds, each of which reserves the right to become a diversified investment company (as defined by the 1940 Act).


INVESTING IN COMMON STOCKS

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a fund may hold fluctuate in price, the value of a fund's investments in the fund will go up and down.

INVESTING IN PREFERRED STOCKS


Because these stocks generally come with a promise to pay a stated dividend, their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)


INVESTING IN CONVERTIBLES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., risk of loss due to fluctuation in value) because even though your fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose money. Price changes may be temporary or for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

- CHANGES IN INTEREST RATES. Bond prices tend to move inversely to interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertible securities.

- LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond generally is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

- DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

- DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poor's Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

- LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a fund may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

- LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash). Please see Appendix B for a description of bond ratings.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some funds invest in "Fixed-Income Instruments," which as used in this prospectus include, without limitation:

- securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

- corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

-    mortgage-backed and other asset-backed securities;

-    inflation-indexed bonds issued both by governments and corporations;

- structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;

-    delayed funding loans and revolving credit facilities;

-    bank certificates of deposit, fixed time deposits and bankers' acceptances;

-    repurchase agreements and reverse repurchase agreements;

- debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

- obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.


The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

-    fluctuations in market value;



- changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;



- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;



- issuers defaulting on their obligations to pay interest or return principal.



Some funds may invest in derivatives based on fixed-income instruments.


INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

- CHANGES IN CURRENCY VALUES. Foreign securities may be sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your fund shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some funds also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS.

- CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

- DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

- LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

- LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

- MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

- LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

- SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

- HIGHER CUSTODIAL CHARGES. Fees charged by the fund's custodian for holding shares are higher for foreign securities than those of domestic securities.

- VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

- POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

- DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

- HEDGING. A fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.


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

- EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries typically are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your fund may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:


- DERIVATIVES. Certain of the funds use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, loans, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a fund may incur substantial losses.


The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. A fund bears the risk that the counterparty could default under a swap agreement. Further, certain funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a fund economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a fund may receive more or less principal than it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

A fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the funds:

- MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

- CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

- LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

- LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each fund will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

- LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a fund will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

- MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way that is detrimental to a fund's interest. If a fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a fund, the fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. A fund may also have to buy or sell a security at a disadvantageous time or price because the fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

SHORT SALES

Certain funds may sell securities short. A short sale is the sale of a security that the fund does not own or, if a fund owns such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the Fund owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A fund's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.

- COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the fund may be required to pay a higher fee at each swap reset date.

- INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

     A fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

     A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.


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

     There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the fund's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a fund's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

INVESTING IN SMALL- OR MEDIUM-SIZED COMPANIES


Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Securities of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.



INVESTING IN ASSET-BASED SECURITIES - NATURAL RESOURCES


Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation.


If an asset-based security is backed by a bank letter of credit or other similar facility, the fund sub-adviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no fund presently intends to invest directly in natural resource assets, a fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.


There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.


TA IDEX BlackRock Natural Resources may invest in the equity securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company's precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.



The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.


INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

-    declining real estate value;

-    risks relating to general and local economic conditions;

-    over-building;

-    increased competition for assets in local and regional markets;

-    increases in property taxes;

-    increases in operating expenses or interest rates;

-    change in neighborhood value or the appeal of properties to tenants;

-    insufficient levels of occupancy;

-    inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a fund may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A fund's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a fund invests in other investment companies, including exchange-traded funds, it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain funds may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a fund could, however, adversely affect the marketability of such security and the fund might be unable to dispose of such security promptly or at reasonable prices.

PORTFOLIO TURNOVER

A fund may engage in a significant number of short-term transactions, which may lower fund performance. High turnover will not limit a manager's ability to buy or sell securities for these funds. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a fund. The funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS


Unless otherwise stated in a fund's objective or its principal strategies and policies, as a fundamental policy governing concentration, no fund, other than TA IDEX BlackRock Natural Resources, will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies. TA IDEX BlackRock Natural Resources may concentrate in the natural resources related industries. To the extent a fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk loss due to factors affecting the country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, natural resources industries can be significantly affected by events relating to international political developments, natural disasters, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations. At times, the performance of securities of companies in the energy and other natural resources industry will lag the performance of other industries or the broader market as a whole. Banks and financial institutions subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain funds may lend securities to other financial institutions that provide cash or other securities as collateral. This involves risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to a fund.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may outperform or underperform other funds that employ a different investment style. A fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain other types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the fund's Board of Trustees. No fund is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the funds to other risks and considerations, which are discussed in the funds' SAI.

                                   APPENDIX B

                                  BOND RATINGS

BRIEF EXPLANATION OF RATING CATEGORIES

                                  BOND RATING   EXPLANATION
                                  -----------   -----------
Standard & Poor's Corporation     AAA           Highest rating; extremely strong
                                                capacity to pay principal and
                                                interest.

                                  AA            High quality; very strong
                                                capacity to pay principal and
                                                interest.

                                  A             Strong capacity to pay principal
                                                and interest; somewhat more
                                                susceptible to the adverse
                                                effects of changing
                                                circumstances and economic
                                                conditions.

                                  BBB           Adequate capacity to pay
                                                principal and interest; normally
                                                exhibit adequate protection
                                                parameters, but adverse economic
                                                conditions or changing
                                                circumstances more likely to
                                                lead to a weakened capacity to
                                                pay principal and interest than
                                                for higher rated bonds.

                                  BB,B, and     Predominantly speculative with
                                  CC,CC,C       respect to the issuer's capacity
                                                to meet required interest and
                                                principal payments. BB -- lowest
                                                degree of speculation; C -- the
                                                highest degree of speculation.
                                                Quality and protective
                                                characteristics outweighed by
                                                large uncertainties or major
                                                risk exposure to adverse
                                                conditions

                                  D             In default.

PLUS (+) OR MINUS (-) -- The ratings from "AA" to" BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

UNRATED -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC.   Aaa           Highest quality, smallest degree
                                                of investment risk.

                                  Aa            High quality; together with Aaa
                                                bonds, they compose the
                                                high-grade bond group.

                                  A             Upper-medium grade obligations;
                                                many favorable investment
                                                attributes.

                                  Baa           Medium-grade obligations;
                                                neither highly protected nor
                                                poorly secured. Interest and
                                                principal appear adequate for
                                                the present but

                                                certain protective elements may
                                                be lacking or may be unreliable
                                                over any great length of time.

                                  Ba            More uncertain, with speculative
                                                elements. Protection of interest
                                                and principal payments not well
                                                safeguarded during good and bad
                                                times.

                                  B             Lack characteristics of
                                                desirable investment;
                                                potentially low assurance of
                                                timely interest and principal
                                                payments or maintenance of other
                                                contract terms over time.

                                  Caa           Poor standing, may be in
                                                default; elements of danger with
                                                respect to principal or interest
                                                payments.

                                  Ca            Speculative in a high degree;
                                                could be in default or have
                                                other marked short-comings.

                                  C             Lowest-rated; extremely poor
                                                prospects of ever attaining
                                                investment standing.

UNRATED -- Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                            NOTICE OF PRIVACY POLICY

At Transamerica IDEX Mutual Funds, protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use "nonpublic personal information" in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

WHAT INFORMATION WE COLLECT AND FROM WHOM WE COLLECT IT

We may collect nonpublic personal information about you from the following sources:

     - Information we receive from you on applications or other forms, such as your name, address and account number;

     - Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

     - Information we receive from non-affiliated third parties, including consumer reporting agencies.

WHAT INFORMATION WE DISCLOSE AND TO WHOM WE DISCLOSE IT

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

OUR SECURITY PROCEDURES

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our privacy policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note: This privacy policy applies only to customers that have a direct relationship with us or our wholly-owned subsidiaries. If you own shares of a Transamerica IDEX Mutual Fund in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

                     THIS PAGE IS NOT PART OF THE PROSPECTUS

 Both the investment returns and principal value of mutual funds will fluctuate over time so that shares, when redeemed, may be worth more or less than their original cost.


                         Transamerica IDEX Mutual Funds
                            www.TransamericaIDEX.com
                    P.O. Box 9012 - Clearwater, FL 33758-9012
        Customer Service: 1-888-233-4339 - Sales Support: 1-800-851-7555
              Distributor: AFSG Securities Corporation, Member NASD


       Shareholder inquiries and transaction requests should be mailed to:
                         Transamerica IDEX Mutual Funds
                                 P.O. Box 219945
                           Kansas City, MO 64121-9945


ADDITIONAL INFORMATION about these funds is contained in the Statement of Additional Information, dated December 27, 2006, and in the annual and semi-annual reports to shareholders, which are incorporated by reference into this prospectus. Other information about these funds has been filed with and is available from the U.S. Securities and Exchange Commission. Information about the funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington D.C. 20549-0102. Reports and other information about the funds are also available on the Commission's Internet site at http://www.sec.gov. To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to make other inquiries about the funds, call or write to Transamerica IDEX Mutual Funds at the phone number or address above. In the Transamerica IDEX annual report, you will find a discussion of the market conditions, and investment strategies that significantly affected the funds' performance during the last fiscal year.


  The Investment Company Act File Number for Transamerica IDEX Mutual Funds is
                                   811-04556.

                        PROSPECTUS -- DECEMBER 27, 2006



                     [TRANSAMERICA IDEX MUTUAL FUNDS LOGO]


                TA IDEX MULTI-MANAGER ALTERNATIVE STRATEGIES FUND





             with Portfolio Construction by Morningstar Associates
                               [MORNINGSTAR LOGO]

                           Investing Outside the Box



  NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
   COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.



      Not insured by FDIC or any federal government agency. May lose value. Not a deposit of or guaranteed by any bank, bank affiliate or credit union.

                         TRANSAMERICA IDEX MUTUAL FUNDS

                                TABLE OF CONTENTS


SECTION A -- FUND DESCRIPTION .............................................    2
   TA IDEX MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

SECTION B -- SHAREHOLDER INFORMATION ......................................   11
   REGULATORY PROCEEDINGS .................................................   11
   INVESTMENT ADVISER .....................................................   11
   OPENING AN ACCOUNT .....................................................   11
   BUYING SHARES ..........................................................   12
   SELLING SHARES .........................................................   13
   EXCHANGING SHARES ......................................................   15
   REDEMPTION FEES ........................................................   15
   FEATURES AND POLICIES ..................................................   16
   PRICING OF SHARES ......................................................   19
   CHOOSING A SHARE CLASS .................................................   20
   WAIVERS AND/OR REDUCTIONS OF CHANGES ...................................   20
   DISTRIBUTION OF SHARES .................................................   22
   OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS .............................   22
   UNDERWRITING AGREEMENT .................................................   24
   DISTRIBUTIONS AND TAXES ................................................   24
   INVESTMENT POLICY CHANGES ..............................................   25

APPENDIX A  EXPLANATION OF STRATEGIES AND RISKS ...........................   26

APPENDIX B  BOND RATINGS ..................................................   35

                         TRANSAMERICA IDEX MUTUAL FUNDS


Transamerica IDEX Mutual Funds (TA IDEX) consists of several individual funds. Each fund invests in a range of securities, such as stocks and/or bonds. This prospectus offers only TA IDEX Multi-Manager Alternative Strategies Fund (the "fund"). This prospectus relates to Class A and Class C shares of the fund only. Please read this prospectus carefully before you invest or send money. It has been written to provide information and assist you in making an informed decision. If you would like additional information, please request a copy of the Statement of Additional Information (SAI).


In addition, we suggest you contact your financial professional or a TA IDEX customer service representative, who will assist you.

TO HELP YOU UNDERSTAND

In this prospectus, you'll see symbols like the ones below. These are "icons," graphic road signs that let you know at a glance the subject of the nearby paragraphs. The icons serve as tools for your convenience as you read this prospectus.


(BULLSEYE ICON)        OBJECTIVE
                       What is the fund's investment objective? Learn about your
                       fund's goal or objective.

(CHESSPIECE ICON)      PRINCIPAL STRATEGIES AND POLICIES
                       How does the fund go about trying to meet its goal? Read
                       about the types of investments each fund contains and
                       what style of investment philosophy it employs.

(OPENBOOK ICON)        DESCRIPTION OF UNDERLYING FUNDS
                       What are the underlying funds in which the fund may
                       invest. Read summary information about them.

(WARNING SIGN ICON)    PRINCIPAL RISKS
                       What are the specific risks for an investor in the fund?
                       Find out what types of risks are associated with each
                       fund.

(GRAPH ICON)           PAST PERFORMANCE
                       What is the investment performance of the fund? See how
                       well each fund has performed in the past year, five
                       years, ten years or since its inception.

(DOLLAR SIGN ICON)     FEES AND EXPENSES
                       How much does it cost to invest in the fund? Learn about
                       each fund's fees and expenses.

(QUESTION MARK ICON)   ADDITIONAL INFORMATION
                       Who manages the fund and how much are they paid? See
                       information about each fund's advisers, as well as the
                       fees paid to them.


An investment in a TA IDEX fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TA IDEX MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

SECTION A - FUND DESCRIPTION

SUMMARY OF RISKS AND RETURNS

OBJECTIVE

The investment objective of TA IDEX Multi-Manager Alternative Strategies Fund is to seek long-term capital appreciation.

PRINCIPAL STRATEGIES AND POLICIES

The fund seeks to achieve its investment objective by investing its assets in a diversified combination of underlying TA IDEX mutual funds ("underlying funds").

- Under normal market conditions, the fund expects to invest primarily in underlying funds that use alternative investment strategies and invest in alternative asset classes, including but not limited to:

     -    Long-short and market neutral strategies;

     -    Bear-market strategies;

     -    Tactical investment strategies (bond and/or equity);

     -    Foreign currency trading strategies;

     -    Real estate securities;



     -    Commodities and/or natural resources and/or precious metals; and


     - Non-traditional investments (such as micro-cap stocks and emerging market equities).

- The fund decides how much of its assets to allocate to each underlying fund based on outlook for the markets in which it invests and the strategies it uses, historical performance, global markets' current valuations, and other global economic factors.

- The fund seeks to periodically and gradually adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.


- The fund may also invest directly in securities, including (without limitation), equity securities, debt securities, shares of other investment companies, government securities and short-term commercial paper.


It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying funds.

The fund's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the fund's asset allocations and periodic changes thereto, and other fund investments.

DESCRIPTIONS OF UNDERLYING FUNDS


This section describes the underlying funds in which the fund may invest and summarizes their respective investment objectives and principal investment strategies and risks. The list of underlying funds is subject to change from time to time, and so are the investment objectives, strategies and risks of each underlying fund. Further information about an underlying fund is contained in that underlying fund's prospectus, available at www.transamericaidex.com.



- TA IDEX UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income. The fund's sub-adviser seeks to achieve this objective by investing principally in equity and fixed- income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to, the following: U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value risk; growth stock risk; small- or medium-sized company risk; fixed-income securities risk; high yield debt security risk; interest rate risk; credit risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; futures and options risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk (this underlying fund is non-diversified); active trading risk; investing in other funds risk; and market risk.



- TA IDEX Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct for the fund a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The

TA IDEX MULTI-MANAGER ALTERNATIVE STRATEGIES FUND


     principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.



- TA IDEX Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation. The fund's sub-adviser seeks to achieve this objective by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its assets in fixed-income securities, primarily in investment-grade fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. Junk bonds are considered high risk debt securities rated in medium or lower rated categories or determined by the fund's sub-adviser to be of comparable quality. The fund may invest in fixed-income securities of any maturity. The principal risks of investing in this underlying fund are: fixed-income securities risk; credit risk; interest rate risk; high yield debt security risk; preferred stock risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; futures and options risk; hedging risk; liquidity risk; and market risk.



- TA IDEX BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. The fund's sub-adviser seeks to achieve this objective by investing principally in equity securities of U.S. and non-U.S. companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization, including companies located in emerging markets, and in securities denominated in both U.S. dollars and foreign currencies. The principal risks of investing in this underlying fund are: stock risk; asset-based securities risk; foreign securities risk; currency risk; emerging markets risk; preferred stock risk; convertible securities risk; value risk; derivatives risk; futures and options risk; leveraging risk; liquidity risk; country, sector or industry focus risk; non-diversification risk (this underlying fund is non-diversified); and market risk.



- TA IDEX Bjurman, Barry Micro Emerging Growth seeks capital appreciation. The fund invests under normal market conditions, at least 80% of its assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stock risk; value risk; industry focus risk; emerging growth companies risk; and market risk.



- TA IDEX Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Total return consists of realized and unrealized capital gains and losses plus income. Under normal conditions, the fund will invest at least 80% of its assets in a portfolio of issuers that are principally engaged in the real estate industry. The fund's portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; REITS risk; small- or medium-sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-related securities risk; non-diversification risk (this underlying fund is non-diversified); and market risk.



- TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its assets in equity securities such as common stocks, convertible securities and preferred stocks of small cap issuers located in at least three countries. The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stock risk; convertible securities risk; real estate securities risk; REITs risk; derivatives risk; currency risk; hedging risk; and market risk.

TA IDEX MULTI-MANAGER ALTERNATIVE STRATEGIES FUND


- TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt security risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.


- TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. Under normal market conditions, the sub-adviser seeks to achieve this objective by investing at least 80% of the fund's assets in high quality bonds. The sub-adviser also determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; options risk; non-diversification risk (this underlying fund is non-diversified); and market risk.


- TA IDEX BlackRock Global Allocation seeks to provide high total investment return by investing in a portfolio of both equity and fixed-income securities, including money market securities and other short-term securities or instruments, of issuers located around the world. At any time, the fund may emphasize either debt securities or equity securities. The principal risks of investing in this underlying fund are: stock risk; value risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stock risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt security risk; interest rate risk; precious metal related securities risk; credit risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; syndicated bank loans (also called "floating interest rate investments") risk; and market risk.



- TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stock risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.




- TA IDEX Transamerica Money Market seeks maximum current income from money market securities consistent with liquidity and preservation of principal. The sub-adviser seeks to achieve this objective by investing substantially all of the fund's assets in the following dollar-denominated instruments: short-term corporate obligations, including commercial paper, notes and bonds; obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities; obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks; repurchase agreements involving any of the securities mentioned above. The principal risks of investing in this underlying fund are: interest rate risk; default risk; foreign securities risk; and market risk.




Under adverse or unstable market conditions, the underlying funds can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds will do this only in seeking to avoid losses, the underlying funds may be unable to pursue their investment objectives during that time, and it could reduce the benefit from any upswing in the market. These defensive positions, in turn, would affect the fund.


PRINCIPAL RISKS



The fund is subject to the following principal investment risks, which mostly depend on the risks of the underlying funds in which it invests (each underlying fund is not necessarily subject to each risk listed below - see the description of the underlying funds above):



-    ASSET ALLOCATION



The Portfolio Construction Manager allocates the fund's assets among underlying funds. These allocations may not be successful. For example, the underlying funds may underperform other funds or investment options, or the fund may be underweighted in underlying funds that are enjoying significant returns and overweighted in underlying funds that are suffering from significant declines.



-    UNDERLYING FUNDS



The fund's ability to achieve its objective depends largely on the performance of the underlying funds in which it invests, a pro rata portion of whose operating expenses the fund bears. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests. To the extent that an underlying fund invests in other investment companies, the underlying fund is also subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally. Accordingly, the fund is subject indirectly to all the risks associated with its underlying funds. These risks include the risks listed below. In addition, the fund may own a significant portion of the shares of the underlying funds in which it invests. Transactions by the fund may be disruptive to the management of these underlying funds, which may experience large inflows or redemptions of assets as a result. The fund's investments may have an impact on the operating expenses of the underlying funds and may generate or increase the levels of taxable returns recognized by the fund.



-    STOCKS



While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks an underlying fund may hold fluctuate in price, the value of your investments in the underlying fund will go up and down.



-    VALUE RISK



The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

-    GROWTH STOCKS



Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.



-    FOREIGN SECURITIES



Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:



-    changes in currency values



-    currency speculation



-    currency trading costs



-    different accounting and reporting practices



-    less information available to the public



-    less (or different) regulation of securities markets



-    more complex business negotiations



-    less liquidity



-    more fluctuations in prices



-    delays in settling foreign securities transactions



-    higher costs for holding shares (custodial fees)



-    higher transaction costs



-    vulnerability to seizure and taxes



-    political instability and small markets



-    different market trading days



-    EMERGING MARKETS RISK



Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, an underlying fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.



-    SMALL- OR MEDIUM-SIZED COMPANIES



Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.



-    PREFERRED STOCKS



Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.



-    LIQUIDITY RISK



Liquidity risk exists when particular investments are difficult to purchase or sell. An underlying fund's investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price.



-    DERIVATIVES



The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the underlying funds if they cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, an underlying fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that an underlying fund will be able to engage in these transactions to reduce exposure to other risks.



-    HYBRID INSTRUMENTS



Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose an underlying fund to leverage risks or carry liquidity risks.



-    OPTIONS



Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation:



-    inaccurate market predictions which may result in losses instead of gains



- prices may not match so the benefits of the transaction might be diminished and the Fund may incur substantial losses

-    SHORT SALES



A short sale is effected by selling a security that an underlying fund does not own, or, if the fund does own such security, it is not to be delivered upon consummation of the sale. If the price of the security sold short increases, the underlying fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, a loss is potentially unlimited.



-    REPURCHASE AGREEMENTS



Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, an underlying fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, an underlying fund could lose money.



-    CREDIT RISK



An underlying fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.



-    HIGH YIELD DEBT SECURITY RISK



High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A fund portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, an underlying fund's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing. When an underlying fund invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.



-    DISTRESSED SECURITIES



An underlying fund may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, an underlying fund will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that an underlying fund will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. An underlying fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.



-    HEDGING



An underlying fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting an underlying fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.



-    CURRENCY RISK



When an underlying fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, an underlying fund's investments in foreign currency-denominated securities may reduce the returns of the fund.



-    INTEREST RATE RISK



The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If an underlying fund invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Investors should note that short-term interest rates are still near historic lows.



-    DEFAULT RISK



An underlying fund is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of an underlying fund.



-    WARRANTS AND RIGHTS



Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.



-    SECURITIES LENDING



An underlying fund may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, an underlying fund may lose money and there may be a delay in recovering the loaned securities. An underlying fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to an underlying fund.



-    CONVERTIBLE SECURITIES



Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.



-    LEVERAGING RISK



Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause an underlying fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause an underlying fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the underlying fund's portfolio securities.



-    COUNTRY, SECTOR OR INDUSTRY FOCUS



To the extent an underlying fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.



-    PRECIOUS METAL RELATED SECURITIES



Prices of precious metals and of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.



-    FIXED-INCOME SECURITIES



The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:



-    fluctuations in market value



- changes in interest rates: the value of a fixed income security generally decreases as interest rates rise



- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed income security is to fluctuations in interest rates



- issuers defaulting on their obligations to pay interest or return principal.



-    MORTGAGE RISK



Mortgage-related securities in which an underlying fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. An underlying fund's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of an underlying fund because the fund will have to reinvest that money at the lower prevailing interest rates.



-    REAL ESTATE SECURITIES



Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:



-    declining real estate value



-    risks relating to general and local economic conditions



-    over-building



-    increased competition for assets in local and regional markets



-    increases in property taxes



-    increases in operating expenses or interest rates



-    change in neighborhood value or the appeal of properties to tenants



-    insufficient levels of occupancy



-    inadequate rents to cover operating expenses



The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.



-    REITS



Equity Real Estate Investment Trusts ("REITs") can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

-    PREPAYMENTS RISK

Borrowers may pay back principal before the scheduled due date. Such prepayments may require the underlying fund to replace a corporate loan, corporate debt security or other investment with a lower yielding security.

-    NON-DIVERSIFICATION RISK

Focusing investments in a small number of issuers or industries increases risk. If an underlying fund is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

-    MARKET RISK

The value of securities owned by an underlying fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.




-    INVESTMENT COMPANIES



To the extent that an underlying fund invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.



-    EXCHANGE-TRADED FUNDS



An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.



-    SYNDICATED BANK LOANS



An underlying fund may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and an underlying fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the fund's liquidity needs. When purchasing a participation, an underlying fund may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, an underlying fund acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to an underlying fund. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, an underlying fund relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.



-    PORTFOLIO TURNOVER



The underlying funds may engage in a significant number of short-term transactions, which may adversely affect fund performance. Increased turnover results in higher brokerage costs or mark-up charges for the underlying funds. The underlying funds ultimately pass these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com within two weeks after the end of each month. Such information will generally remain online for up to four months or as otherwise consistent with applicable regulations.

INVESTOR PROFILE

This fund may be appropriate for investors who seek to maximize returns and who can tolerate substantial volatility in the value of their principal.

PAST PERFORMANCE


No performance is shown for the fund, as it did not commence operations prior to the date of this prospectus. Performance information for the fund will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                  CLASS OF
                                   SHARES
                               -------------
                                 A        C
                               ----     ----
Maximum sales charge (load)    5.50%    None
imposed on purchases (as a %
of offering price)

Maximum deferred sales         None(a)  1.00%(b)
charge (load) (as a
percentage of purchase price
or redemption proceeds,
whichever is lower)

Redemption fee on shares       2.00%    2.00%
held 5 trading days or less
(as a percentage of amount
redeemed)


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (c)



                                 CLASS OF
                                  SHARES
                               -----------
                                 A      C
                               ----   ----
Management fees                0.20%  0.20%
Distribution and service
   (12b-1) fees                0.35%  1.00%
Other expenses                 0.35%  0.35%
                               -----  -----
Total annual fund operating
   expenses                    0.90%  1.55%
Expense reductions(d)             0%     0%
                               -----  -----
Net operating expenses         0.90%  1.55%


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.


(c)  Annual fund operating expenses are based on estimates.



(d) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2008, to waive fees and/or reimburse fund expenses to the extent such expenses exceed

TA IDEX MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

     0.55% of average daily net assets (exclusive of 12b-1 fees and certain extraordinary expenses). TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.55% of average daily net assets (exclusive of 12b-1 fees and certain extraordinary expenses).




A $25 annual fee is imposed on accounts open for over 12 months that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:


SHARE CLASS   1 YEAR   3 YEARS
-----------   ------   -------
A              $637      $821
C              $258      $490


If the shares are not redeemed:

SHARE CLASS   1 YEAR   3 YEARS
-----------   ------   -------
A              $637      $821
C              $158      $490



UNDERLYING FUND EXPENSES



Shareholders in the fund will bear indirectly the proportionate expenses of Class I shares of the underlying TA IDEX funds in which the fund invests.



After combining the total net operating expenses of the fund with the weighted average of the estimated total net operating expense ratios of the Class I shares of the underlying funds in which it contemplates to invest, the total annualized weighted average expense ratios of each class of shares of the fund (calculated as a percentage of average net assets) are estimated to be as follows:



CLASS A   CLASS C
-------   -------
 2.18%     2.83%



These expense ratios are estimates only and may vary. These expense ratios are not reflected in the above fee table or expense example.



ADDITIONAL INFORMATION

Management

Investment Adviser:

     Transamerica Fund Advisors, Inc. (TFAI)
     570 Carillon Parkway
     St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a special percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $500 million...........................   0.20%
Over $500 million up to $1 billion...........   0.19%
Over $1 billion..............................   0.18%

PORTFOLIO CONSTRUCTION MANAGER:

     Morningstar Associates, LLC (Morningstar)
     225 West Wacker Drive
     Chicago, Illinois 60606

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION:

The portfolio construction manager receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $500 million...........................   0.20%
Over $500 million up to $1 billion...........   0.19%
Over $1 billion..............................   0.18%


PORTFOLIO CONSTRUCTION TEAM:


The fund is managed by the following Portfolio Construction Team. In addition to this team, Morningstar utilizes a number of asset allocation consultants that serve as an investment resource to the team. Prior to joining the Portfolio Construction Team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the fund's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

TA IDEX MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

MICHAEL STOUT, Co-Portfolio Manager, CFA, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas.


JON HALE, PHD, Co-Portfolio Manager, CFA, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University.



JEFF MCCONNELL, Co-Portfolio Manager, CFA, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a member of the Investment Analysts Society of Chicago.


MACIEJ KOWARA, PHD, Co-Portfolio Manager, CFA, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a member of the Investment Analysts Society of Chicago.

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the fund.

Morningstar serves as a portfolio construction manager and, as such, makes asset allocation and underlying fund selection decisions for the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2007.
















FINANCIAL HIGHLIGHTS











Financial Highlights for the fund are not included in this prospectus because the fund had not commenced operations prior to the date of this prospectus.

SECTION B -SHAREHOLDER INFORMATION

REGULATORY PROCEEDINGS


There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for TA IDEX and certain affiliates and former employees of TFAI, the Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the fund currently believes that the likelihood that any such potential action will have a material adverse impact on it is remote. It is important to note that the fund is not aware of any allegation of wrongdoing against it and its board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the fund and to bring all matters to an appropriate conclusion.


TFAI and/or its affiliates, and not the fund, will bear the costs regarding these regulatory matters.

INVESTMENT ADVISER


TA IDEX is overseen by a Board of Trustees. The assets of the fund are managed by an investment adviser, who in turn selects a sub-adviser, which employs the portfolio manager(s). All such advisers to the fund are supervised by the Board of Trustees. You can find additional information about the TA IDEX Trustees and officers in the SAI.


TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser for TA IDEX. The investment adviser hires sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with Morningstar, the fund's portfolio construction manager. The investment adviser also monitors Morningstar's buying and selling of securities and administration of the fund. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of the fund, and is paid at the rate previously shown in this prospectus.


TFAI is directly-owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect, wholly-owned subsidiaries of AEGON NV. AUSA is wholly-owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned, indirect subsidiary of AEGON NV, a Netherlands corporation and publicly traded, international insurance group. AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC (TIM) are affiliates of TFAI and TA IDEX.


TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution or Service Arrangements" in this prospectus.

AEGON/Transamerica Series Trust (ATST) received an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) that permits TA IDEX and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2)  materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

OPENING AN ACCOUNT

Fill out the New Account Application which is included in this prospectus or available on our website. TA IDEX requires all applications to include an investment representative or an approved broker/dealer of record. An approved broker/dealer is one that is providing services under a valid dealer sales agreement with the fund's distributor.

SECTION B -SHAREHOLDER INFORMATION

IRAs and other retirement plan accounts require different applications, which you can request by calling 1-888-233-4339 or visiting www.transamericaidex.com.


TA IDEX or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege and any purchase request that is not effected through an investment representative or an approved broker/dealer.



Note: To help the U.S. government fight the funding of terrorism and money laundering activities, the USA PATRIOT Act requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account. On your application, be sure to include your name, date of birth (if an individual), residential address and Social Security Number or taxpayer identification number. If there are authorized traders on your account, please provide this information for each trader. If you do not provide this information, your account will not be established. If TA IDEX cannot verify your identity within 30 days from the date your account is established, your account may be closed based on the next calculated Net Asset Value (NAV) per share.


MINIMUM INVESTMENT*


                                        MINIMUM      MINIMUM
                                        INITIAL    SUBSEQUENT
                                      INVESTMENT   INVESTMENT
                                       (PER FUND    (PER FUND
TYPE OF ACCOUNT                        ACCOUNT)     ACCOUNT)
---------------                       ----------   ----------
Regular Accounts                        $1,000        $50
IRA, Roth IRA or Coverdell ESA          $1,000        $50
Employer-sponsored Retirement Plans
   (includes  403(b), SEP and
   SIMPLE IRA plans)                    $1,000        $50
Uniform Gift to Minors (UGMA) or
   Transfer to Minors (UTMA)            $1,000        $50
Payroll Deduction and Automatic
   Investment Plans                     $  500        $50**


* TA IDEX reserves the right to change the amount of these minimums from time to time or to waive them in whole or part.

**   Minimum per monthly fund account investment.

Note: The minimums may be waived for certain employer sponsored retirement plans under which the employee limits his or her salary deferral purchase to one fund account. There are no minimums for "wrap" accounts for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with TA IDEX or AFSG, and for investments made by a retirement plan described in Section 401(a), 401(k), 401(m) or 457 of the Internal Revenue Code.

BY MAIL

Send your completed application and check (made payable to Transamerica Fund Services, Inc.) to:

     P.O. Box 219945, Kansas City, MO 64121-9945.

For overnight delivery:

     330 W. 9th Street, Kansas City, MO 64105.

THROUGH AN AUTHORIZED DEALER

The dealer is responsible for opening your account and providing TA IDEX with your taxpayer identification number.

BUYING SHARES

Investors may purchase shares of the fund at the "offering price" of the shares, which is the net asset value per share ("NAV") plus any applicable initial sales charge.

BY CHECK

- Make your check payable and send to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945.

-    For overnight delivery: 330 W. 9th Street, Kansas City, MO 64105.

- If you are opening a new account, send your completed application along with your check.

- If you are purchasing shares in an existing account(s), please reference your TA IDEX fund and account numbers.

-    All checks must be made payable to Transamerica Fund Services, Inc.

- Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.

- TA IDEX does not accept money orders, traveler's checks, credit card convenience checks or cash. Cashier checks, starter checks and third-party checks may be accepted, subject to approval by TA IDEX.

SECTION B -SHAREHOLDER INFORMATION

BY AUTOMATIC INVESTMENT PLAN

- With an Automatic Investment Plan (AIP), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank's requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service (1-888-233-4339) for information on how to establish an AIP or visit our website at www.transamericaidex.com to obtain an AIP request form.

BY TELEPHONE

- The electronic funds transfer must be established in advance, when you open your account, or by adding this feature to your existing account. Select "Electronic Bank Link" on the application or write to TA IDEX. Due to your bank's requirements, please allow up to 30 days to establish this option. Call Customer Service to invest by phone, either through our automated system (1-888-233-4339), or by speaking directly with a representative.

- TA IDEX reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.

THROUGH AN AUTHORIZED DEALER

- If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. TA IDEX must receive your payment within three business days after your order is accepted.

BY THE INTERNET

- You may request a transfer of funds from your bank account to your TA IDEX account. The electronic bank link option must be established in advance before Automated Clearing House (ACH) purchases will be accepted. (Call Customer Service (1-888-233-4339) or visit our website at www.transamericaidex.com for information on how to establish an electronic bank link). Payment will be transferred from your bank account electronically.

BY PAYROLL DEDUCTION

- You may have money transferred regularly from your payroll to your TA IDEX account. Call Customer Service (1-888-233-4339) to establish this deduction.

BY WIRE TRANSFER

- You may request that your bank wire funds to your TA IDEX account (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to:

     Bank of America, NA, Charlotte, NC, ABA# 026009593, Credit: Transamerica IDEX Funds Acct # 3600622064, Ref: Shareholder name, TA IDEX fund and account numbers.

- Shares will be purchased at the next determined net asset value (NAV) after receipt of your wire if you have supplied all other needed information.

OTHER INFORMATION

If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 per fund account that has been returned.

TA IDEX or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege any purchase request that does not include an investment representative or an approved broker/dealer. To the extent authorized by law, TA IDEX and the funds reserve the right to discontinue offering shares at any time or to cease operating entirely.

SELLING SHARES

Selling shares is also referred to as "redeeming" shares. You can redeem your shares at any time.

Proceeds from the redemption of your shares will usually be sent within three business days after receipt in good order of your request for redemption (unless you request to receive payment by wire or another option described below), although TA IDEX has the right to take up to seven days to pay your redemption proceeds, and may postpone payment under certain circumstances, as authorized by law. In cases where shares have recently been purchased by personal checks (or other circumstances where the purchase money has not been collected), redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply. To avoid this situation, shares may be purchased by wire.

SECTION B -SHAREHOLDER INFORMATION

TO REQUEST YOUR REDEMPTION AND RECEIVE PAYMENT BY:

DIRECT DEPOSIT - ACH

- You may request an "ACH redemption" in writing, by phone or by internet access to your account. The electronic bank link option must be established in advance before Automated Clearing House ("ACH") redemptions will be accepted. (Call Customer Service (1-888-233-4339) or visit our website at www.transamericaidex.com for information on how to establish an electronic bank link). Maximum amount over the phone per day is the lesser of your available balance or $50,000 per fund account. Redemptions over $50,000 must be in writing and those redemptions greater than $100,000 require a written request with an original signature guarantee by all shareholders. Payment should usually be received by your bank account 3-5 banking days after your request. TA IDEX does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible for ACH redemptions. Call Customer Service (1-888-233-4339) to verify that this feature is in place on your account if you are unsure.

DIRECT DEPOSIT - WIRE

- You may request an "Expedited Wire Redemption" in writing, or by phone. The electronic bank link must be established in advance. Otherwise, a signature guarantee will be required. (Call Customer Service (1-888-233-4339) or visit our website at www.transamericaidex.com for information on how to establish an electronic bank link). Maximum amount over the phone per day is the lesser of your available balance or $50,000 (with a minimum of $1,000 per wire). Payment should be received by your bank account the next banking day after your request. TA IDEX charges $10 for this service. Your bank may charge a fee as well. TA IDEX may waive this fee for group plans. Call Customer Service (1-888-233-4339) to be sure this feature is in place on your account if you are unsure.

CHECK TO ADDRESS OF RECORD

- WRITTEN REQUEST: Send a letter requesting a withdrawal to TA IDEX. Specify the fund, account number, and dollar amount or number of shares you wish to redeem. Mail to: Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Attention: Redemptions. Be sure to include all shareholders' signatures and any additional documents, as well as a signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.

TELEPHONE OR INTERNET REQUEST:


- Call Customer Service (1-888-233-4339) and make your request using the automated system, by person-to-person, or by accessing your account on the internet. The electronic bank link option must be established in advance before ACH redemptions will be accepted. Call Customer Service (1-888-233-4339) or visit our website at www.transamericaidex.com for information on how to establish an electronic bank link. Maximum amount per day is the lesser of your available balance or $50,000. Redemptions over $50,000 must be in writing and those redemptions greater than $100,000 require a written request with an original signature guarantee by all shareholders.


CHECK TO ANOTHER PARTY/ADDRESS

- This request must be in writing, regardless of amount, with all account owners' signatures guaranteed (original). Mail to: Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Attention:
     Redemptions.

SYSTEMATIC WITHDRAWAL PLAN (BY DIRECT DEPOSIT - ACH OR CHECK)

- You can establish a Systematic Withdrawal Plan (SWP) either at the time you open your account or at a later date. Call Customer Service at (1-888-233-4339) for information on how to establish a SWP or visit our website at www.transamericaidex.com to obtain the appropriate form to complete.

THROUGH AN AUTHORIZED DEALER

- You may redeem your shares through an authorized dealer. (They may impose a service charge.) Contact your Registered Representative or call TA IDEX Customer Service (1-888-233-4339) for assistance.

YOUR REQUEST TO SELL YOUR SHARES AND RECEIVE PAYMENT MAY BE SUBJECT TO:

- The privileges or features established on your account such as a Systematic Withdrawal Plan (SWP) or telephone transactions.

-    The type of account you have and if there is more than one shareholder.

- The dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions greater than $100,000 require a written request with an original signature guarantee by all shareholders.

- A written request or original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, TA IDEX requires a redemption request in writing, signed and original signature guaranteed by all shareholders.

SECTION B -SHAREHOLDER INFORMATION

- When redeeming all shares from an account with an active Automatic Investment Plan (AIP), your AIP will automatically be stopped. Please contact Customer Service (1-888-233-4339) if you wish to re-activate your AIP.

- The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.


- Shares will normally be redeemed for cash, although the fund retains the right to redeem its shares in kind, under unusual circumstances, in order to protect the interests of shareholders by the delivery of securities selected from its shareholders at its discretion. Please see the SAI for more details.



- If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be assessed; for Saturday delivery, a $30 overnight fee will be assessed.


Please see additional information relating to signature guarantees later in this prospectus.

EXCHANGING SHARES

- You may request an exchange in writing, by phone, or by accessing your account through the internet.

- You can exchange shares in one fund for shares in the same class of another TA IDEX fund.

- The minimum exchange to a new fund account is $1,000 per fund account. This minimum is reduced to $500 per fund account if you elect to establish an Automatic Investment Plan (AIP) and it invests a minimum of $50 per month per fund account. If you want to exchange between existing fund accounts, the required minimum will be $50 per fund account.

- An exchange is treated as a redemption of the fund's shares, followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund that you do not own, please read the prospectus of that fund carefully.


- If you exchange all your shares to a new fund, any active systematic plan that you maintain with TA IDEX will also carry over to this new fund unless otherwise instructed.


- TA IDEX reserves the right to modify or terminate the exchange privilege at any time upon 60 days written notice.


- TA IDEX reserves the right to deny any exchange request involving transactions between classes of shares.


Please review your individual circumstances with your financial professional.

REDEMPTION FEES

REDEMPTION FEE ASSESSMENT

A short-term trading redemption fee may be assessed on any shares in the fund account that are redeemed (whether voluntarily or involuntarily, and including redemptions that are part of an exchange transaction) during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria). Shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the fund.

This redemption fee is imposed to discourage short-term trading and is paid to the fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the fund and/or in your other TA IDEX fund accounts, TA IDEX may in its sole discretion determine that your trading activity may be detrimental to the fund as described in the "Market Timing/Excessive Trading" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the fund and/or (ii) limit the method for requesting future redemptions out of the fund even if any such request would not exceed the guidelines described in this prospectus.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES

Except as otherwise provided, you are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of the fund or you are investing indirectly in the fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a savings plan (other than retirement plans described in Section 401(a), 401(k), 401(m), 403(b) or 457 of the Internal Revenue Code) or a 529 college savings plan that maintains a master account (an "Omnibus Account") with the fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the fund's redemption fee on the fund's behalf from its customers'

SECTION B -SHAREHOLDER INFORMATION

accounts. As a result, the ability of the fund to monitor trades that are placed by Omnibus Accounts or other nominee accounts and assess redemption fees may be severely limited in those instances in which a broker, administrator or other intermediary maintains the record of the fund's underlying beneficial owners. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the fund. The fund will continue to encourage all financial intermediaries to develop the capability to assess the redemption fee from its customers who invest in the fund. If you are investing in fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a qualified retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the fund.

WAIVER/EXCEPTIONS/CHANGES

Currently, TA IDEX does not impose redemption fees on redemption transactions made by investors in retirement plans described in Section 401(a), 401(k), 401(m), 403(b), and 457 of the Internal Revenue Code, or in "wrap" accounts established for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with TA IDEX or AFSG.

The fund reserves the right to waive the redemption fee at its discretion if the fund's transfer agent believes such waiver is consistent with the best interests of the fund and to the extent permitted or required by applicable law. In addition, the fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

INVOLUNTARY REDEMPTIONS

The fund reserves the right to close your account if the account value falls below the fund's minimum account balance, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the fund (such as market timing or frequent small redemptions), to the fullest extent permitted by law. Involuntary redemptions are subject to applicable redemption fees unless TA IDEX provides a waiver.

FEATURES AND POLICIES

MARKET TIMING/EXCESSIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, the fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

THE TA IDEX BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING WHICH INCLUDE LIMITATIONS ON THE NUMBER OF TRANSACTIONS IN FUND SHARES AND REDEMPTION FEES, AS DESCRIBED IN THIS PROSPECTUS. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU DO NOT PURCHASE SHARES OF ANY OF THE FUNDS. TA IDEX reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading. TA IDEX generally will consider four or more exchanges between TA IDEX funds, or frequent purchases and redemptions having a similar effect, during any rolling three-month period to be evidence of market timing or excessive trading by a shareholder or by accounts under common control (for example, related shareholders, or a financial adviser with discretionary trading authority over multiple accounts). However, TA IDEX reserves the right to determine less active trading to be "excessive" or related to market timing.

While TA IDEX discourages market timing and excessive short-term trading, TA IDEX cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account arrangements. In addition, implementation of TA IDEX's restrictions against market timing and excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured and there is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to

SECTION B -SHAREHOLDER INFORMATION

engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries' ability to deter such activity may be limited by operational and information systems capabilities. Due to the risk that TA IDEX and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.

Reallocations in underlying funds by the fund in furtherance of the fund's objective are not considered to be market timing or excess trading.

CUSTOMER SERVICE

Occasionally, TA IDEX experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach TA IDEX by telephone, please consider visiting our website at www.transamericaidex.com. You may also send instructions by mail, by fax, or by using the in-touch line.

UNCASHED CHECKS ISSUED ON YOUR ACCOUNT


If any check TA IDEX issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the net asset value next calculated after reinvestment. In case we are unable to reinvest check proceeds in the original funds that you held, for example if a fund has been liquidated or is closed to new investments, we reserve the right to reinvest the proceeds in TA IDEX Transamerica Money Market.


If applicable, we will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks.

MINIMUM DIVIDEND CHECK AMOUNTS

To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.

MINIMUM ACCOUNT BALANCE


Due to the proportionately higher cost of maintaining customer accounts with balances below the stated minimums for each class of shares, TA IDEX reserves the right to close such accounts or access an annual fee on such fund accounts to help offset the cost. TA IDEX generally provides a 60-day notification to the address of record prior to closing any account or assessing a minimum account fee. The following describes the fees assessed to fund accounts with balances below the stated minimum:


ACCOUNT BALANCE                   FEE ASSESSMENT
(PER FUND ACCOUNT)              (PER FUND ACCOUNT)
------------------         ---------------------------
If your balance is below   $25 fee assessed every
$1,000                     year, until balance reaches
                           $1,000

No fees will be charged on:

-    accounts opened within the preceding 12 months


- accounts with an active monthly Payroll Deduction and Automatic Investment Plan ($50 minimum per fund account)


- accounts owned by an individual which, when combined by Social Security Number, have a balance of $5,000 or more

- accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more


- accounts for which TA IDEX in its discretion, has waived the minimum account balance requirement


-    UTMA/UGMA accounts

-    State Street Custodial Accounts

-    Coverdell ESA accounts

-    Omnibus and Network Level 3 accounts

- B-share accounts whose shares have started to convert to A-share accounts (as long as combined value of both accounts is at least $1,000)


-    Employer - sponsored retirement plan accounts



TELEPHONE TRANSACTIONS


TA IDEX and its transfer agent, Transamerica Fund Services, Inc. ("TFS") are not liable for complying with telephone instructions that are deemed by them to be genuine. TA IDEX and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. In situations where TA IDEX or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. TA IDEX reserves the right to modify the telephone redemption privilege at any time.

RETIREMENT AND ESA STATE STREET ACCOUNT MAINTENANCE FEES

Retirement plan and Coverdell ESA State Street accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. An A-share account which only holds shares converted

SECTION B -SHAREHOLDER INFORMATION

from a B-share account shall be considered one fund account for purposes of this fee. The fee is waived if the total of the retirement plan and ESA account(s)' value per Social Security Number is more than $50,000.

PROFESSIONAL FEES

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by TA IDEX. Your financial professional will answer any questions that you may have regarding such fees.

SIGNATURE GUARANTEE

A signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange.

An original signature guarantee is required if any of the following is applicable:

- You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.

- You would like a check made payable to anyone other than the shareholder(s) of record.

- You would like a check mailed to an address which has been changed within 10 days of the redemption request.

- You would like a check mailed to an address other than the address of record.

- You would like your redemption proceeds wired to a bank account other than a bank account of record.

-    You are adding or removing a shareholder from an account.

-    You are changing ownership of an account.

The fund reserves the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

An original signature guarantee may be refused if any of the following is applicable:

-    It does not appear valid or in good form.

- The transaction amount exceeds the surety bond limit of the signature guarantee.

-    The guarantee stamp has been reported as stolen, missing or counterfeit.

EMPLOYER SPONSORED ACCOUNTS

If you participate in an employer sponsored retirement plan and wish to make an allocation change to your current fund selection, you or your financial professional must notify TA IDEX by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation for allocations submitted online or in writing from your employer will be used to allocate your contributions. This documentation will supersede all other prior instructions received from you or your financial professional. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)

E-MAIL COMMUNICATION

As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via email. For your protection, we ask that all transaction requests be submitted only via telephone, mail or through the secure link on our website.

REINVESTMENT PRIVILEGE

Within a 90-day period after you sell your shares, you have the right to "reinvest" your money in any fund of the same class. You will not incur a new sales charge if you use this privilege within the allotted time frame. Any contingent deferred sales charge (CDSC) you paid on your shares will be credited to your account. You may reinvest the proceeds of a Class B share sale (less the CDSC) in Class A shares without paying the up-front sales charge. To take advantage of the 90-day reinvestment privilege, a written request must accompany your investment check.

STATEMENTS AND REPORTS

TA IDEX will send you a confirmation statement after every transaction that affects your account balance or registration (except that transactions necessary to access account fees (such as retirement plan maintenance fees or minimum account fees) disclosed in this prospectus will be shown in your next regularly scheduled statement). Please review the confirmation statement carefully and promptly notify TA IDEX in writing within 90 days of any error or you will be deemed to have ratified the transaction as reported to you. If you are enrolled in the Automatic Investment Plan and invest on a monthly basis, you will receive a quarterly confirmation. Information about the tax status of income dividends and capital gains

SECTION B -SHAREHOLDER INFORMATION

distributions will be mailed to shareholders early each year.

Please retain your statements. If you require historical statements, TA IDEX may charge $10 per statement year up to a maximum of $50 per Social Security Number.

Financial reports for the fund, which include a list of the holdings, will be mailed twice a year to all shareholders.

PRICING OF SHARES

HOW SHARE PRICE IS DETERMINED

The price at which shares are purchased or redeemed is the net asset value per share ("NAV") that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.

WHEN SHARE PRICE IS DETERMINED

The NAV of the fund and shares of the underlying funds in which the fund invests is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Orders for shares of the fund and corresponding orders for the TA IDEX underlying funds are priced on the same day when orders for shares of the fund are received. Consequently, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the fund before the close of business on the NYSE is deemed to constitute receipt of a proportional order for the corresponding TA IDEX underlying funds on the same day, so that both orders generally will receive that day's NAV.

Foreign securities held by the underlying funds in which the fund invests may trade in their primary markets on weekends or other days when the underlying funds do not price their shares (therefore, the NAV of an underlying fund holding foreign securities may change on days when the shareholders will not be able to buy or sell shares of the fund).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

HOW NAV IS CALCULATED

The NAV of the fund and each underlying fund (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number or shares the fund (or class) that are then outstanding. In the case of the fund, because it invests substantially all of its assets in underlying funds under normal market conditions, its NAV will depend on the NAVs of the underlying funds in which it invests.

In general, securities and other investments held by an underlying fund (or in certain circumstances, the fund) are valued at market value when market quotations are readily available. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed income securities that

SECTION B -SHAREHOLDER INFORMATION

have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with the underlying funds' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an underlying fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the underlying fund determines its NAV per share.

CHOOSING A SHARE CLASS

TA IDEX offers two share classes in this prospectus, each with its own sales charge and expense structure.

The amount of your investment and the amount of time that you plan to hold your shares will determine which class of shares you should choose. You should make this decision carefully because all of your future investments in your account will be in the same share class that you designate when you open your account. Your financial professional can help you choose the share class that makes the best sense for you.

If you are investing a large amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class C shares (if you plan to invest for a period of less than 5 years).

TA IDEX may, at any time and in its sole discretion, add, delete, or change the sales charges for any share class.

CLASS A SHARES - FRONT LOAD

With Class A shares, you pay an initial sales charge only when you buy shares. (The offering price includes the sales charge.) There are 12b-1 distribution and service fees of up to 0.35% per year.

If you are investing $1 million or more, you can purchase Class A shares without any sales charge. However, if you redeem any of those shares within the first 24 months after buying them, you will pay a 1.00% contingent deferred sales charge
(CDSC), unless they were purchased through a retirement plan described in
Section 401(a), 401(k), 401(m), or 457 of the Internal Revenue Code, or through a "wrap" account for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with TA IDEX or AFSG.

CLASS C SHARES - LEVEL LOAD

With Class C shares, you pay no initial sales charge. You will pay a 1.00% CDSC if shares are redeemed during the first 12 months. There are 12b-1 distribution and service fees of up to 1.00% per year. Currently, investors who purchase Class C shares of the fund through Merrill Lynch, Pierce, Fenner & Smith Incorporated will not be subject to any CDSC otherwise payable with respect to redemptions of such Class C shares of the fund. This CDSC waiver may be terminated at any time.

The maximum purchase order in Class C shares is $999,999.99.

CONTINGENT DEFERRED SALES CHARGE

Your shares may be subject to a CDSC. Dividends and capital gains are not subject to the sales charge. There is no charge on any increase in the value of your shares. TA IDEX will always use the first in, first out method to fulfill your redemption requests. If your shares are worth less than when you bought them, the charge will be assessed on their current, lower value. In some cases, the sales charge may be waived.

WAIVERS AND / OR REDUCTIONS OF CHARGES

CLASS A SALES CHARGE REDUCTIONS

You can lower the sales charge percentage in the following ways:

- Substantial investments receive lower sales charge rates (see tables below).

- The "rights of accumulation" allows you, your spouse and children under age 21 to include the value of your existing holdings in any class of shares of the TA IDEX funds to determine your Class A sales charge. Breakpoints are derived from the daily NAV at the market close, and the current combined NAV value at the time of the purchase and the gross amount of the new purchase.

- A "Letter of Intent" ("LOI") allows you, your spouse and children under age 21 to count all share investments, up to a maximum of $1 million, in a TA IDEX fund over the next 13 months, as if you were making them all at once, to qualify for reduced sales charges on your Class A investments. Purchases made up to 90 days prior to establishing your LOI will be counted toward meeting the amount stated in your LOI, and the 13 month period will then begin on the date of your first purchase within the 90 day period. Purchases applied at NAV made after the establishment of your LOI (as a result of another

SECTION B -SHAREHOLDER INFORMATION

     waiver or sales charge reduction) shall not count toward meeting the amount stated in your LOI. TA IDEX will reserve a portion of your shares to cover any additional sales charge that may apply if you do not purchase the amount stated in your LOI.

- By investing as part of a qualified group. An individual who is a member of a qualified group may purchase Class A shares at the reduced sales charge applicable to that group as a whole. A "qualified group" is one which has at least ten members; has been in existence for at least six months; has some purpose in addition to the purchase of mutual fund shares at a discount; has agreed to include fund sales publications in mailings to members; has arrangements made for access to the group which are satisfactory to TA IDEX's transfer agent established for verification that the group meets these requirements; and the group's sole organizational nexus or connection is not that the members are credit card holders of a company, policy holders of an insurance company, customers of a bank or a broker-dealer, clients of an investment adviser or security holders of a company. TA IDEX reserves the right to waive the requirement that the group continue to meet the minimum membership requirement or the requirement that an investor continues to belong to the group in order to qualify for lower sales charges (but not to waive either of these requirements initially). To establish a group purchase program, both the group itself and each participant must complete an application. Please contact Customer Service (1-888-233-4339) for further information and assistance. Qualified group accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the qualified group.

- By investing in a SIMPLE IRA plan, you and all plan participants will receive a reduced sales charge on all plan contributions that exceed quantity discount amounts. SIMPLE IRA plan accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the SIMPLE IRA plan.

                        CLASS A SHARE QUANTITY DISCOUNTS

                                 SALES       SALES
                               CHARGE AS   CHARGE AS
                                  % OF        % OF
                                OFFERING     AMOUNT
AMOUNT OF PURCHASE*              PRICE      INVESTED
-------------------            ---------   ---------
Under $50,000                    5.50%       5.82%
$50,000 to under $100,000        4.75%       4.99%
$100,000 to under $250,000       3.50%       3.63%
$250,000 to under $500,000       2.75%       2.83%
$500,000 to under $1,000,000     2.00%       2.04%
$1,000,000 and over              0.00%       0.00%

* The fund's distributor, AFSG Securities Corporation ("AFSG"), must he notified when a purchase is made that qualifies under any of the above provisions. Consequently, when a purchaser acquires shares directly from TA IDEX, he/she must indicate in his/her purchase order that such purchase qualifies under any of the above provisions, and must provide enough information to substantiate that claim. When a purchaser acquires shares through a dealer or other financial intermediary, he/she must inform his/her dealer or other financial intermediary of any facts that may qualify a purchase for any of the above provisions, such as, for example, information about other holdings of Class A shares of the fund that the purchaser has, directly with TA IDEX, or through other accounts with dealers or financial intermediaries. To substantiate a claim, it may be necessary for a purchaser to provide AFSG or his/her dealer or other financial intermediary information or records regarding shares of TA IDEX held in all accounts (e.g., retirement plan accounts) of the purchaser directly with TA IDEX or with one or several dealers or other financial intermediaries, including to substantiate "rights of accumulation" accounts held by a spouse and children under age 21.

WAIVER OF CLASS A INITIAL SALES CHARGES

Class A shares may be purchased without a sales charge by:

     - Current or former TA IDEX trustees, directors, officers, full-time employees, sales representatives of TA IDEX, TFAI, their affiliates, and any of the sub-advisers, and immediate family members thereof.

     - Directors, officers, full-time employees and sales representatives of dealers having a sales agreement with AFSG.

     - Any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons.

     -    "Wrap" accounts for the benefit of clients of

SECTION B -SHAREHOLDER INFORMATION

          certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with TA IDEX or AFSG.

     - For retirement plans described in Section 401(a), 401(k), 401(m), or 457 of the Internal Revenue Code that are held through an Omnibus or Network Level 3 account arrangement, TA IDEX will treat Class A share purchases in an amount of less than $1 million as if such purchases were equal to an amount in excess of $1 million. Retirement plans that made Class A share purchases prior to April 28, 2006 without a sales charge may continue to make Class A share purchases without a sales charge. These retirement plan accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the retirement plan.

     - TA IDEX Asset Allocation portfolio investments in underlying TA IDEX funds.

Persons eligible to buy Class A shares at NAV may not impose a sales charge when they re-sell those shares.

WAIVER OF CLASS A AND CLASS C CONTINGENT DEFERRED SALES CHARGES

You will not be assessed a sales charge for shares if you sell in the following situations:

- Following the death of the shareholder on redemptions from the deceased person's account only. If this deceased person's account is re-registered to another name, sales charges would continue to apply to this new account. The transfer agent will require satisfactory proof of death before it determines to waive the CDSC fee.

- Following the total disability of the shareholder (as determined by the Social Security Administration - applies only to shares held at the time the disability is determined). The transfer agent will require satisfactory proof of disability before it determines to waive the CDSC fee.

- On redemptions made under TA IDEX's systematic withdrawal plan (may not exceed 12% of the account value per fund on the day the systematic withdrawal plan was established). NOTE: The amount redeemed under this waiver does not need to be under a systematic withdrawal plan. If it is not under a systematic withdrawal plan, it is limited to one redemption per calendar year up to 12% of your account balance per fund at the time of redemption.

- If you redeem your shares and reinvest the proceeds in the same class of any fund within 90 days of redeeming, the sales charge on the first redemption is waived.

Information on sales charge reductions and/or waivers can also be found on the TA IDEX website at www.transamericaidex.com.

DISTRIBUTION OF SHARES

DISTRIBUTION PLANS

The Board of Trustees of TA IDEX has adopted a 12b-1 Plan for classes of shares in certain funds of TA IDEX.

DISTRIBUTION OF CLASS A SHARES. AFSG receives the sales fees or loads imposed on these shares (up to 5.50% of the offering price, which includes the sales load) and reallows a portion of those fees to the sellers of the shares. AFSG also receives fees under a Rule 12b-1 Plan of Distribution. Under its Plan for Class A shares, the fund may pay AFSG a distribution fee of up to 0.35% annually which includes a service fee of 0.25%. Fees are based on the average daily net assets of Class A shares.

However, if the service fees rise, the distribution fee is lowered so that the total fees payable don't exceed 0.35% annually.

DISTRIBUTION OF CLASS C SHARES. For these shares, the fund may pay AFSG an annual distribution of up to 1.00%, which includes an annual service fee of 0.25%.

THE EFFECT OF RULE 12B-1. Because the fund has 12b-1 Plans, even though C shares do not carry up-front sales loads, the higher distribution and service fees payable by those shares may, over time, be higher than the total fees paid by owners of Class A shares. In general, because 12b-1 plan fees are paid on an ongoing basis, these fees will increase the cost of your investment and may cost more than other types of sales charges. For a complete description of the fund's 12b-1 Plans, see the SAI.

OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS


Transamerica Capital, Inc. (TCI) (an affiliate of TFAI, Transamerica Investment Management, LLC ("TIM") and AFSG), TFAI, TIM and other fund sub-advisers, directly or through TCI, out of their own resources and not out of fund assets (i.e., without additional cost to the fund or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the fund and other TA IDEX funds or render investor services to fund shareholders. Such payments and compensation

SECTION B -SHAREHOLDER INFORMATION

are in addition to the sales charges, Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by a fund to such brokers and other financial intermediaries. These arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the fund, and thus, do not result in increased fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of this prospectus, and they do not change the price paid by investors for the purchase of the fund's shares or the amount received by a shareholder as proceeds from the redemption of fund shares.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the fund and/or shareholders in the fund, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI and the other parties making these payments generally assess the advisability of continuing making these payments periodically.

These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of investor accounts, and finder's fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of gross or net sales; (ii) as a percentage of gross or net assets under management; and/or (iii) as a fixed or negotiated dollar-amount. As of the date of this prospectus, TCI may make revenue sharing payments equal to a percentage of periodic sales, such as monthly or quarterly sales, ranging from 5 basis points (0.05%) to 45 basis points (0.45%). In addition, TCI participates in ticket charge programs with Associated Securities, Inc., Securities America and Centaurus Financial, in which TCI reimburses the broker/dealer for ticket charges or modifies its payment from $0 to $20, depending upon the amount of the ticket charge. TCI also pays flat annual fees ranging from $5,000 to $17,500 to Centaurus Financial, Transamerica Financial Advisors and Associated Securities, Inc. TCI is also committed to pay to participate in meetings and events of other broker/dealers and banks.


As of March 1, 2006, TCI had such revenue sharing arrangements with over 20 brokers and other financial intermediaries, of which some of the more significant include arrangements with The Advisors Group, Associated Securities, Inc., Centaurus Financial, Compass Group, Duerr Financial Corp, Hantz Financial Services, Harbour Investments, Investors Capital, Legg Mason, Merrill Lynch, Morgan Stanley, PNC, Prudential Investments, RBC Dain Rauscher, Securities America, Signator Investors, Transamerica Financial Advisors, UBS Financial, US Bancorp and Wachovia Securities.


For the calendar year ended December 31, 2005, TCI paid approximately $3.1 million to various brokers and other financial intermediaries in connection with revenue sharing arrangements.

For the same period, TCI received revenue sharing payments ranging from $3,000 to $112,000 for a total of $605,041 from the following financial services firms to participate in its events: T. Rowe Price; American Century; Transamerica Investment Management; Fidelity; Merrill Lynch; Pacific Investment Management, LLC; Van Kampen Investments; Prudential; MFS; Lehman Brothers; Great Companies; Franklin Templeton; Evergreen Investments; Citigroup; Bank of America; and Janus Capital Management.

In addition, while AFSG typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, AFSG may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled "Dealer Reallowances" of the SAI.)

From time to time, TCI, its affiliates and/or TFAI may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events. For example, representatives of TCI visit brokers and other financial intermediaries on a regular basis to educate them about the fund and to encourage the sale of fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the fund, and/or revenue sharing arrangements for selling shares of the fund may be more or less than the overall compensation or reimbursement

SECTION B -SHAREHOLDER INFORMATION

on similar or other products and may influence your broker or other financial intermediary to present and recommend the fund over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the fund.

Although the fund may use financial firms that sell fund shares to effect transactions for the fund's portfolio, the fund and its investment adviser or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.

UNDERWRITING AGREEMENT

TA IDEX has an Underwriting Agreement with AFSG Securities Corporation (AFSG), located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of TFAI and TA IDEX. Under this agreement, AFSG underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public. The fund pays AFSG, or its agent, fees for its services. Of the distribution and service fees it receives for Class A shares, AFSG, or its agent, reallows or pays to brokers or dealers who sold them 0.25% of the average daily net assets of those shares. In the case of Class C shares, AFSG or its agent reallows its entire fee to those brokers or dealers.

DISTRIBUTIONS AND TAXES

TAXES ON DISTRIBUTIONS IN GENERAL


The fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the fund will not have to pay income tax on amounts it distributes to shareholders, most shareholders will be taxed on amounts they receive. Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay any tax on distributions. (See below for special rules applicable to particular funds.) If the fund declares a dividend in October, November, or December but pays it in January, you will be taxed on the dividend as if you received it in the previous year. The fund will declare dividends annually.


You normally will be taxed on distributions you receive from the fund, regardless of whether they are paid to you in cash or are reinvested in additional fund shares. A particular distribution generally will be taxable as either ordinary income or as long-term capital gain. Distributions that are derived from net long-term capital gains will typically be taxed as long-term capital gain. Other distributions will usually be taxable as ordinary income. Except as described below, the tax consequences of a distribution do not depend upon how long you held your fund shares.

The fund can have income, gains or losses from any distributions or redemptions in the underlying funds. Distributions of the long-term capital gains of the fund or underlying funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income. The structure of the fund and the reallocation of investments among underlying funds could affect the amount, timing and character of distributions.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the fund are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains from an underlying fund to the fund which is distributed to individual shareholders will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets).

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" to the underlying fund which is then distributed to the fund can also qualify for the lower tax rates on qualifying dividends.

- A shareholder and the fund will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from an underlying fund to the fund of non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. As a result, distributions from underlying funds that invest primarily in debt securities to the fund, such as money market funds and bond funds, will not generally qualify for the 15% rate.

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SECTION B -SHAREHOLDER INFORMATION

The fund will send you a tax report annually summarizing the amount of and the tax aspects of your distributions.

If you buy shares of the fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

TAXES ON THE SALE OR EXCHANGE OF SHARES


If you sell shares of the fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will be long-term capital gain if you held the shares for more than one year or otherwise short-term capital gain. Such gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds (or the value of the shares received in the case of an exchange), you will recognize a taxable loss on the sale of shares of the fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares.


WITHHOLDING TAXES

As with all mutual funds, the fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

NON-RESIDENT ALIEN WITHHOLDING


If you are a non-U.S. investor, you must provide a U.S. mailing address to establish an account unless your broker/dealer firm submits your account through the National Securities Clearing Corporation. Your broker/dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker/dealer and returned to us before future purchases can be accepted. Shareholders that are not U.S. investors under the federal tax laws may be subject to U.S. withholding and are generally subject to U.S. tax certification requirements. Additionally, the appropriate tax form (generally, a W-8BEN form) and documentary evidence are required if you are not a U.S. citizen or U.S. resident alien.


OTHER TAX INFORMATION

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from TA IDEX. More information is provided in the SAI. You should also consult your own tax advisor for information regarding all tax consequences applicable to your investments in TA IDEX.

INVESTMENT POLICY CHANGES

Unless expressly designated as fundamental, all policies and procedures of the fund may be changed by TA IDEX's Board of Trustees without shareholder approval. To the extent authorized by law, TA IDEX and the fund reserve the right to discontinue offering shares at any time, or to cease operations entirely.

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                                   APPENDIX A

                       EXPLANATION OF STRATEGIES AND RISKS

HOW TO USE THIS SECTION


In the discussions of the fund, you found descriptions of the principal strategies and risks associated with the fund and the underlying funds in which it invests. In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the fund then refer to this section and read about the particular risks. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.


DIVERSIFICATION


The Investment Company Act of 1940 ("1940 Act") classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a fund's assets over a number of issuers to reduce risk. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund. The fund qualifies as a diversified fund under the 1940 Act (but certain of the underlying funds in which it invests do not).



ASSET ALLOCATION FUNDS



The fund's Portfolio Construction Manager allocates the fund's assets among underlying funds. These allocations may not be successful. For example, the underlying funds may underperform other funds or investment options, or the fund may be underweighted in underlying funds that are enjoying significant returns and overweighted in underlying funds that are suffering from significant declines.



UNDERLYING FUNDS



The fund's ability to achieve its objective depends largely on the performance of the underlying funds in which it invests, a pro rata portion of whose operating expenses the fund bears. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests. Accordingly, the fund is subject indirectly to all the risks associated with its underlying funds. These risks include the risks described herein. In addition, the fund may own a significant portion of the shares of the underlying funds in which it invests. Transactions by the fund may be disruptive to the management of these underlying funds, which may experience large inflows or redemptions of assets as a result. The fund's investments may have an impact on the operating expenses of the underlying funds and may generate or increase the levels of taxable returns recognized by the fund or an underlying fund.


INVESTING IN COMMON STOCKS

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a fund may hold fluctuate in price, the value of a fund's investments in the fund will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks generally come with a promise to pay a stated dividend, their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in bonds," below.)

INVESTING IN CONVERTIBLES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., risk of loss due to fluctuation in value) because even though your fund may go up


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SECTION B -SHAREHOLDER INFORMATION

more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose money. Price changes may be temporary or for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

- CHANGES IN INTEREST RATES. Bond prices tend to move inversely to interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertible securities.

- LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond generally is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

- DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

- DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poor's Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.


- LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of an underlying fund may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.


- LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash). Please see Appendix B for a description of bond ratings.

INVESTING IN FIXED-INCOME INSTRUMENTS

Fixed-Income Instruments, which as used in this prospectus include, without limitation:

- securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ( "U.S. Government Securities ");

- corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

-    mortgage-backed and other asset-backed securities;

-    inflation-indexed bonds issued both by governments and corporations;

- structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;

-    delayed funding loans and revolving credit facilities;

-    bank certificates of deposit, fixed time deposits and bankers' acceptances;

-    repurchase agreements and reverse repurchase agreements;

- debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

- obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation, those described in connection with investments in bonds (see above).


INVESTING IN FOREIGN SECURITIES


Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those


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SECTION B -SHAREHOLDER INFORMATION

associated with securities of domestic issuers, including:


- CHANGES IN CURRENCY VALUES. Foreign securities may be sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of the underlying fund shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some underlying funds also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS.



- CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. An underlying fund's investments in foreign currency-denominated securities may reduce the returns of the underlying fund.


- DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

- LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

- LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.


- MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, an underlying fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.


- LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

- SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.


- HIGHER CUSTODIAL CHARGES. Fees charged by the underlying fund's custodian for holding shares are higher for foreign securities than those of domestic securities.


- VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

- POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.


- DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before a transaction occurs.



- HEDGING. An underlying fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting an underlying fund's currency exposure from one currency to another removes the underlying fund's opportunity to profit from the original currency and involves a risk of increased losses for the underlying fund if the sub-adviser's projection of future exchange rates is inaccurate.



- EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries typically are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, an underlying fund investing in emerging market countries may be required to



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SECTION B -SHAREHOLDER INFORMATION

     establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES


Besides conventional securities, an underlying fund may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:



- DERIVATIVES. Certain of the underlying funds use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and an underlying fund may incur substantial losses.



The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. An underlying fund bears the risk that the counterparty could default under a swap agreement. Further, certain underlying funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose an underlying fund economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, an underlying fund may receive more or less principal than it originally invested. An underlying fund might receive interest payments on the note that are more or less than the stated coupon interest payments.



An underlying fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the underlying funds:


- MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


- CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if an underlying fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.


- LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

- LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss


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SECTION B -SHAREHOLDER INFORMATION


     substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an underlying fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each underlying fund will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.



- LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that an underlying fund will engage in derivatives transactions at any time or from time to time. An underlying fund's ability to use derivatives may be limited by certain regulatory and tax considerations.



- MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way that is detrimental to a fund's interest. If an underlying fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a fund, the fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. An underlying fund may also have to buy or sell a security at a disadvantageous time or price because the fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.



Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to an underlying fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.


SHORT SALES


Certain underlying funds may sell securities short. A short sale is the sale of a security that the underlying fund does not own or, if a fund owns such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the fund owns an equal amount of the securities sold short, or securities convertible into or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the underlying fund would incur a loss; conversely, if the price declines, the underlying fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.


SWAPS AND SWAP-RELATED PRODUCTS


An underlying fund's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. An underlying fund also may enter into these transactions to attempt to protect against any increase in the price of securities the underlying fund may consider buying at a later date.



- COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, an underlying fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over

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SECTION B -SHAREHOLDER INFORMATION


     the term of the swap contract, the underlying fund may be required to pay a higher fee at each swap reset date.


- INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.


     An underlying fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of an underlying fund's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If an underlying fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.



     An underlying fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the underlying fund will have contractual remedies pursuant to the agreements related to the transaction.



     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent an underlying fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.



     There is no limit on the amount of interest rate swap transactions that may be entered into by an underlying fund, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. An underlying fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.


INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS


A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the underlying fund's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the underlying fund's limitations on investing in illiquid securities. If an underlying fund's manager makes the incorrect prediction, the opportunity for loss can be magnified.

SECTION B -SHAREHOLDER INFORMATION

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

INVESTING IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

-    declining real estate value;

-    risks relating to general and local economic conditions;

-    over-building;

-    increased competition for assets in local and regional markets;

-    increases in property taxes;

-    increases in operating expenses or interest rates;

-    change in neighborhood value or the appeal of properties to tenants;

-    insufficient levels of occupancy;

-    inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN MORTGAGE-RELATED SECURITIES


Mortgage-related securities in which an underlying fund may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. An underlying fund's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates.

SECTION B -SHAREHOLDER INFORMATION

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES


To the extent that an underlying fund invests in other investment companies, including exchange-traded funds, it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.


ILLIQUID AND RESTRICTED/144A SECURITIES


Certain underlying funds may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by an underlying fund could, however, adversely affect the marketability of such security and the underlying fund might be unable to dispose of such security promptly or at reasonable prices.


PORTFOLIO TURNOVER

A fund may engage in a significant number of short-term transactions, which may lower fund performance. High turnover will not limit a manager's ability to buy or sell securities for these funds. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a fund. The funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS


Unless otherwise stated in an underlying fund's prospectus or statement of additional information, as a fundamental policy governing concentration, no fund will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies. In addition, to the extent an underlying fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the underlying fund will face a greater risk loss due to factors affecting the country, sector or industry than if the underlying fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, natural resources industries can be significantly affected by events relating to international political developments, natural disasters, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations. At times, the performance of securities of companies in the energy and other natural resources industry will lag the performance of other industries or the broader market as a whole. Banks and financial institutions subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.


SECURITIES LENDING


Certain underlying funds may lend securities to other financial institutions that provide cash or other securities as collateral. This involves risk that the borrower may fail to return the securities in a timely manner or at all. As a result, an underlying fund may lose money and there may be a delay in recovering

SECTION B -SHAREHOLDER INFORMATION


the loaned securities. An underlying fund could also lose money if it does not recover the securities and/or value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to an underlying fund.


TEMPORARY DEFENSIVE STRATEGIES


For temporary defensive purposes, an underlying fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When an underlying fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when an underlying fund assumes a temporary defensive position it may not be able to achieve its investment objective.


INVESTMENT STYLE RISK


Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An underlying fund may outperform or underperform other funds that employ a different investment style. An underlying fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.


ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain other types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES


The fund and each underlying fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the fund's Board of Trustees. No fund is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the fund to other risks and considerations, which are discussed in the funds' SAI.

SECTION B -SHAREHOLDER INFORMATION

                                   APPENDIX B

                                  BOND RATINGS

BRIEF EXPLANATION OF RATING CATEGORIES

                                  BOND RATING   EXPLANATION
                                  -----------   -----------
Standard & Poor's Corporation     AAA           Highest rating; extremely strong
                                                capacity to pay principal and
                                                interest.

                                  AA            High quality; very strong
                                                capacity to pay principal and
                                                interest.

                                  A             Strong capacity to pay principal
                                                and interest; somewhat more
                                                susceptible to the adverse
                                                effects of changing
                                                circumstances and economic
                                                conditions.

                                  BBB           Adequate capacity to pay
                                                principal and interest; normally
                                                exhibit adequate protection
                                                parameters, but adverse economic
                                                conditions or changing
                                                circumstances more likely to
                                                lead to a weakened capacity to
                                                pay principal and interest than
                                                for higher rated bonds.

                                  BB,B, and     Predominantly speculative with
                                  CC,CC,C       respect to the issuer's
                                                capacity to meet required
                                                interest and principal payments.
                                                BB -- lowest degree of
                                                speculation; C -- the highest
                                                degree of speculation. Quality
                                                and protective characteristics
                                                outweighed by large
                                                uncertainties or major risk
                                                exposure to adverse conditions

                                  D             In default.

PLUS (+) OR MINUS (-) -- The ratings from "AA" to" BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

UNRATED -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC.   Aaa           Highest quality, smallest degree
                                                of investment risk.

                                  Aa            High quality; together with Aaa
                                                bonds, they compose the
                                                high-grade bond group.

                                  A             Upper-medium grade obligations;
                                                many favorable investment
                                                attributes.

                                  Baa           Medium-grade obligations;
                                                neither highly protected nor
                                                poorly secured. Interest and
                                                principal appear adequate for
                                                the present but certain
                                                protective elements may be
                                                lacking or may be unreliable
                                                over any great length of time.

SECTION B -SHAREHOLDER INFORMATION

                                  Ba            More uncertain, with speculative
                                                elements. Protection of interest
                                                and principal payments not well
                                                safeguarded during good and bad
                                                times.

                                  B             Lack characteristics of
                                                desirable investment;
                                                potentially low assurance of
                                                timely interest and principal
                                                payments or maintenance of other
                                                contract terms over time.

                                  Caa           Poor standing, may be in
                                                default; elements of danger with
                                                respect to principal or interest
                                                payments.

                                  Ca            Speculative in a high degree;
                                                could be in default or have
                                                other marked short-comings.

                                  C             Lowest-rated; extremely poor
                                                prospects of ever attaining
                                                investment standing.

UNRATED -- Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                            NOTICE OF PRIVACY POLICY

At Transamerica IDEX Mutual Funds, protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use "nonpublic personal information" in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

WHAT INFORMATION WE COLLECT AND FROM WHOM WE COLLECT IT

We may collect nonpublic personal information about you from the following sources:

     - Information we receive from you on applications or other forms, such as your name, address and account number;

     - Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

     - Information we receive from non-affiliated third parties, including consumer reporting agencies.

WHAT INFORMATION WE DISCLOSE AND TO WHOM WE DISCLOSE IT

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

OUR SECURITY PROCEDURES

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our privacy policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note: This privacy policy applies only to customers that have a direct relationship with us or our wholly-owned subsidiaries. If you own shares of a Transamerica IDEX Mutual Fund in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.


                    THIS PAGE IS NOT PART OF THE PROSPECTUS

      Both the investment returns and principal value of mutual funds will fluctuate over time so that shares, when redeemed, may be worth more or less than their original cost.


                         Transamerica IDEX Mutual Funds
                            www.TransamericaIDEX.com
                    P.O. Box 9012 - Clearwater, FL 33758-9012
        Customer Service: 1-888-233-4339 - Sales Support: 1-800-851-7555
              Distributor: AFSG Securities Corporation, Member NASD


       Shareholder inquiries and transaction requests should be mailed to:
                         Transamerica IDEX Mutual Funds
                                 P.O. Box 219945
                           Kansas City, MO 64121-9945


ADDITIONAL INFORMATION about the fund is contained in the Statement of Additional Information, dated December 27, 2006, and in the annual and semi-annual reports to shareholders, which are incorporated by reference into this prospectus. Other information about the fund has been filed with and is available from the U.S. Securities and Exchange Commission. Information about the fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington D.C. 20549-0102. Reports and other information about the fund are also available on the Commission's Internet site at http://www.sec.gov. To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to make other inquiries about the fund, call or write to Transamerica IDEX Mutual Funds at the phone number or address above. In the Transamerica IDEX annual report, you will find a discussion of the market conditions, and investment strategies that significantly affected the fund's performance during the last fiscal year.


          The Investment Company Act File Number for Transamerica IDEX
                           Mutual Funds is 811-04556.

                                   PROSPECTUS

                         TRANSAMERICA IDEX MUTUAL FUNDS


                               DECEMBER 27, 2006



                           TA IDEX THIRD AVENUE VALUE


                                 CLASS I SHARES

        Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
            Any representation to the contrary is a criminal offense.

NOT INSURED BY FDIC OR       MAY LOSE VALUE.      NOT A DEPOSIT OF OR GUARANTEED
ANY FEDERAL GOVERNMENT                             BY ANY BANK, BANK AFFILIATE,
        AGENCY.                                          OR CREDIT UNION.

                         TRANSAMERICA IDEX MUTUAL FUNDS

TABLE OF CONTENTS


SECTION A -- FUND DESCRIPTIONS
             TA IDEX THIRD AVENUE VALUE......................    2

SECTION B -- SHAREHOLDER INFORMATION.........................    6
             REGULATORY PROCEEDINGS..........................    6
             INVESTMENT ADVISER..............................    6
             CLASS I SHARES..................................    7
             FEATURES AND POLICIES...........................    7
             DISTRIBUTION OF SHARES..........................    9
             OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS......    9
             DISTRIBUTIONS AND TAXES.........................    9

APPENDIX A   EXPLANATION OF STRATEGIES AND RISKS.............   12

APPENDIX B   BOND RATINGS....................................   21

                         TRANSAMERICA IDEX MUTUAL FUNDS


Transamerica IDEX Mutual Funds (TA IDEX) consists of several individual funds. The funds invest in a range of securities, such as stocks and/or bonds. This prospectus offers only TA IDEX Third Avenue Value. Please read this prospectus carefully before you invest or send money. It has been written to provide information and assist you in making an informed decision. If you would like additional information, please request a copy of the Statement of Additional Information (SAI).


In addition, we suggest you contact your financial professional or a TA IDEX customer service representative, who will assist you.


PLEASE NOTE: THIS PROSPECTUS INCLUDES CLASS I SHARES ONLY. CLASS I SHARES OF THE FUND ARE CURRENTLY ONLY OFFERED FOR INVESTMENT TO THE STRATEGIC ASSET ALLOCATION PORTFOLIOS OF AEGON/TRANSAMERICA SERIES TRUST (ATST): ATST ASSET ALLOCATION -- CONSERVATIVE PORTFOLIO, ATST ASSET ALLOCATION -- GROWTH PORTFOLIO, ATST ASSET ALLOCATION -- MODERATE GROWTH PORTFOLIO, ATST ASSET ALLOCATION -- MODERATE PORTFOLIO AND ATST INTERNATIONAL MODERATE GROWTH FUND, AND THE TA IDEX STRATEGIC ASSET ALLOCATION FUNDS: TA IDEX ASSET ALLOCATION -- CONSERVATIVE PORTFOLIO, TA IDEX ASSET ALLOCATION -- GROWTH PORTFOLIO, TA IDEX ASSET ALLOCATION -- MODERATE GROWTH PORTFOLIO, TA IDEX ASSET ALLOCATION -- MODERATE PORTFOLIO, TA IDEX MULTI-MANAGER INTERNATIONAL FUND AND TA IDEX MULTI-MANAGER ALTERNATIVE STRATEGIES FUND.


TO HELP YOU UNDERSTAND

In this prospectus, you'll see symbols like the ones below. These are "icons," graphic road signs that let you know at a glance the subject of the nearby paragraphs. The icons serve as tools for your convenience as you read this prospectus.


(BULLSEYE ICON)        OBJECTIVE
                       What is the fund's investment objective? Learn about your
                       fund's goal or objective.

(CHESSPIECE ICON)      PRINCIPAL STRATEGIES AND POLICIES
                       How does the fund go about trying to meet its goal? Read
                       about the types of investments the fund contains and what
                       style of investment philosophy it employs.

(WARNING SIGN ICON)    PRINCIPAL RISKS
                       What are the specific risks for an investor in the fund?
                       Find out what types of risks are associated with the
                       fund.

(GRAPH ICON)           PAST PERFORMANCE
                       What is the investment performance of the fund? See how
                       well the fund has performed in the past year, five years,
                       ten years or since its inception.

(DOLLAR SIGN ICON)     FEES AND EXPENSES
                       How much does it cost to invest in the fund? Learn about
                       the fund's fees and expenses.

(QUESTION MARK ICON)   ADDITIONAL INFORMATION
                       Who manages the fund and how much are they paid? See
                       information about the fund's advisers, as well as the
                       fees paid to them.


An investment in a TA IDEX fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TA IDEX THIRD AVENUE VALUE

SUMMARY OF RISKS AND RETURNS

OBJECTIVE

This fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the fund's investment objective by investing, under normal circumstances, at least 80% of the fund's assets in common stocks of U.S. and non-U.S. issuers.


Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.


The fund invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the fund's investment strategies and restrictions.

WHAT IS "BOTTOM-UP" ANALYSIS?

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies whose intrinsic value may not be recognized by the market at large.

Third Avenue seeks to invest the fund's assets in attractive equity investments, which generally exhibit four essential characteristics:

- Strong Finances - the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.

- Competent Management - the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

- Understandable Business - comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

- Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The fund may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities.

The fund is a non-diversified fund.

WHAT IS A NON-DIVERSIFIED FUND?

A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

TA IDEX THIRD AVENUE VALUE

-    SMALL- OR MEDIUM-SIZED COMPANY

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

-    VALUE INVESTMENT RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    FOREIGN SECURITIES

Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

-    changes in currency values

-    currency speculation

-    currency trading costs

-    different accounting and reporting practices

-    less information available to the public

-    less (or different) regulation of securities markets

-    more complex business negotiations

-    less liquidity

-    more fluctuations in prices

-    delays in settling foreign securities transactions

-    higher costs for holding shares (custodial fees)

-    higher transaction costs

-    vulnerability to seizure and taxes

-    political instability and small markets

-    different market trading days

-    CURRENCY RISK

When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.

-    FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

-    fluctuations in market value

- changes in interest rates: the value of a fixed-income security generally decreases as interest rate rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

-    issuers defaulting on their obligations to pay interest or return principal

-    HIGH-YIELD DEBT SECURITY RISK

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the

TA IDEX THIRD AVENUE VALUE

fund's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

-    CREDIT RISK

The fund could lose money if the issuer or guarantor of a fixed-income security is unable or unwilling to meet its financial obligations.

-    INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the fund invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

-    NON-DIVERSIFICATION RISK

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the fund is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

INVESTOR PROFILE

This fund may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

PAST PERFORMANCE


No performance is shown for the fund as it did not commence operations prior to the date of this prospectus. Performance information for the fund will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.


FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares of this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


ANNUAL FUND OPERATING EXPENSES (expenses that are
deducted from fund assets, expressed as a % of      CLASS I
average daily net assets)(a)                         SHARES
-------------------------------------------------   -------
Management fees                                        0.80%
Distribution and service (12b-1) fees                   N/A
Other expenses                                         0.07%
                                                       ----
TOTAL ANNUAL FUND OPERATING EXPENSES                   0.87%
EXPENSE REDUCTION(b)                                      0%
                                                       ----
NET OPERATING EXPENSES                                 0.87%



(a)  Annual fund operating expenses are based on estimates.



(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2008 to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 1.00% of average daily net assets (excluding certain extraordinary expenses). TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.00% of average daily net assets (excluding certain extraordinary expenses).


EXAMPLE


This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held

TA IDEX THIRD AVENUE VALUE

your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


SHARE CLASS   1 YEAR   3 YEARS
-----------   ------   -------
     I          $89      $278


ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

     Transamerica Fund Advisors, Inc. (TFAI)
     570 Carillon Parkway
     St. Petersburg, FL 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, which amounts to 0.80% of the fund's average daily net assets on an annual basis.

SUB-ADVISER:

     Third Avenue Management LLC
     622 Third Avenue, 32nd Floor
     New York, NY 10017-2023.

SUB-ADVISORY FEE:

The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, which amounts to 0.40% of the fund's average daily net assets on an annual basis.

PORTFOLIO MANAGERS:

CURTIS JENSEN, Co-Portfolio Manager of the fund, is Co-Chief Investment Officer of Third Avenue and oversees its research efforts. He also serves as Co-Portfolio Manager of ATST Third Avenue Value series, an investment company with an investment program similar to that of the fund. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund, a fund advised by Third Avenue. He has been with Third Avenue since 1995. Prior to joining Third Avenue, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. He received an M.B.A. degree from the Yale School of Management.

IAN LAPEY, Co-Portfolio Manager of the fund, also serves as Co-Portfolio Manager of ATST Third Avenue Value series, an investment company with an investment program similar to that of the fund. He has been employed by Third Avenue since 2001 as a portfolio manager and research analyst, having previously been an equity research analyst with Credit Suisse First Boston for three years. Prior to that, he held various research positions with Salomon Brothers, Hampshire Securities, and Lord Abbett & Co. Mr. Lapey received an M.B.A. from New York University Stern School of Business, and an M.S. in Accounting from Northeastern University. He is also a Certified Public Accountant.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of fund shares.


A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's annual report dated as of October 31, 2007.


FINANCIAL HIGHLIGHTS


Financial Highlights for this fund are not included in the prospectus because the fund had not commenced operations prior to the date of this prospectus.

SECTION B -- SHAREHOLDER INFORMATION

REGULATORY PROCEEDINGS


There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for TA IDEX and certain affiliates and former employees of TFAI, the Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the fund currently believes that the likelihood that it will have a material adverse impact on it is remote. It is important to note that the fund is not aware of any allegation of wrongdoing against it and its board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the funds and to bring all matters to an appropriate conclusion.



TFAI and/or its affiliates, and not the fund, will bear the costs regarding these regulatory matters.


INVESTMENT ADVISER


TA IDEX's Board of Trustees is responsible for managing the business affairs of TA IDEX. The Board oversees the operation of TA IDEX by its officers. It also reviews the management of the fund's assets by TFAI and investment sub-advisers. You can find additional information about the TA IDEX Trustees and officers in the SAI.



TFAI, located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for TA IDEX. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with the fund's sub-adviser. The investment adviser also monitors the sub-adviser's buying and selling of portfolio securities and administration of the fund. For these services, TFAI is paid an investment advisory fee. This fee is calculated on the average daily net assets of the fund, and is paid at the rate previously shown in this prospectus.



TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is wholly owned indirect subsidiary of AEGON NV, a Netherlands corporation and publicly traded international insurance group.



TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution or Service Arrangements" in this prospectus.


TA IDEX may rely on an Order from the Securities and Exchange Commission (Release IC- 23379 dated August 5, 1998) that permits TA IDEX and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders to:


(1) employ a new unaffiliated sub-adviser for the fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;


(2)  materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

SECTION B -- SHAREHOLDER INFORMATION

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

CLASS I SHARES

PURCHASE AND REDEMPTION OF SHARES


Class I shares of the fund in this prospectus are currently offered for investment only to the strategic asset allocation portfolios of TA IDEX asset allocation funds: TA IDEX Asset Allocation - Conservative Portfolio; TA IDEX Asset Allocation - Growth Portfolio; TA IDEX Asset Allocation - Moderate Growth Portfolio; TA IDEX Asset Allocation - Moderate Portfolio, TA IDEX Multi-Manager International Fund and TA IDEX Multi-Manager Alternative Strategies Fund, and the strategic asset allocation portfolios of AEGON/ Transamerica Series Trust
(ATST): ATST Asset Allocation - Conservative Portfolio; ATST Asset Allocation - Growth Portfolio; ATST Asset Allocation - Moderate Growth Portfolio, ATST Asset Allocation - Moderate Portfolio and ATST International Moderate Growth Fund. Shares of the fund may be made available to other investors in the future.


FEATURES AND POLICIES

HOW SHARE PRICE IS DETERMINED

The price at which shares are purchased or redeemed is the net asset value per share ("NAV") that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.

WHEN SHARE PRICE IS DETERMINED


The NAV of the fund is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when the fund does not price its shares (therefore, the NAV of the fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the fund).


Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.


Orders for shares of the asset allocation funds mentioned above that invest in Class I shares of the fund and corresponding orders for the Class I shares of the fund are priced on the same day when orders for shares of the asset allocation funds are received. Consequently, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds before the close of business on the NYSE is deemed to constitute receipt of a proportional order for the corresponding Class I shares of the fund on the same day, so that both orders generally will receive that day's NAV.


HOW NAV IS CALCULATED


The NAV of the fund (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number or shares of the fund (or class) that are then outstanding.


In general, securities and other investments are valued at market value when market quotations are readily available. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-

SECTION B -- SHAREHOLDER INFORMATION

counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.


Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with fund's valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.


MARKET TIMING/EXCESSIVE TRADING


Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, the fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, the fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.



THE TA IDEX BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU DO NOT PURCHASE SHARES OF THE FUND. The fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which they reasonably determine to be in connection with market timing or excessive trading.



However, because the shares of the fund are sold only to certain asset allocation funds, the fund's policies and procedures to discourage market timing or excessive trading are enforced by the asset allocation funds rather than the fund. Additional information about such policies and procedures are available in the prospectus of the asset allocation funds. Furthermore, reallocations in the fund by an asset allocation fund in furtherance of a portfolio's investment objective are not considered to be market timing or excessive trading.


ASSET ALLOCATION FUNDS

The asset allocation funds, TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Moderate Portfolio, TA IDEX Asset Allocation - Moderate Growth Portfolio, TA IDEX Asset Allocation - Growth Portfolio, TA IDEX Multi-Manager International Fund and TA IDEX Multi-Manager Alternative Strategies Fund, as well as AEGON/Transamerica Series Trust ("ATST") Asset Allocation - Conservative Portfolio, ATST Asset Allocation - Growth Portfolio, ATST Asset Allocation - Moderate Growth Portfolio, ATST Asset Allocation -

SECTION B -- SHAREHOLDER INFORMATION

Moderate Portfolio and ATST International Moderate Growth Fund, may own a significant portion of the shares of a TA IDEX fund. Transactions by the asset allocation funds may be disruptive to the management of an underlying TA IDEX fund.

INVESTMENT POLICY CHANGES


Unless expressly designated as fundamental, all policies and procedures of the fund may be changed at any time by TA IDEX's Board of Trustees without shareholder approval.



To the extent authorized by law, TA IDEX and the fund reserve the right to discontinue offering shares at any time, or to cease operations entirely.


DISTRIBUTION OF SHARES

UNDERWRITING AGREEMENT

TA IDEX has an Underwriting Agreement with AFSG Securities Corporation (AFSG), located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of TFAI and TA IDEX. Under this agreement, AFSG underwrites and distributes all classes of fund shares and bears expenses of offering these shares to the public.

OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS


Transamerica Capital, Inc. ("TCI") (an affiliate of TFAI, Transamerica Investment Management, LLC ("TIM") and AFSG), TFAI, TIM and other fund sub-advisers, directly or through TCI, out of their own resources and not out of fund assets (i.e., without additional cost to the fund or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the asset allocation funds that invest in the fund or render investor services to asset allocation fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the asset allocation funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the fund, do not result in increased expenses, are not reflected in the fees and expenses section of this prospectus and are described in more detail in the prospectus of the asset allocation funds.


DISTRIBUTIONS AND TAXES


TAXES ON DISTRIBUTIONS IN GENERAL



The fund will distribute all or substantially all of their net investment income and net capital gains to their shareholders each year. Although the fund will not have to pay income tax on amounts they distribute to shareholders, most shareholders will be taxed on amounts they receive. Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay any tax on distributions. If the fund declares a dividend in October, November, or December but pays it in January, you will be taxed on the dividend as if you received it in the previous year. The fund pays dividends annually.



You normally will be taxed on distributions you receive from the fund, regardless of whether they are paid to you in cash or are reinvested in additional fund shares. A particular distribution generally will be taxable as either ordinary income or as long-term capital gain. Distributions that are derived from net long-term capital gains will typically be taxed as long-term capital gain. Other distributions will usually be taxable as ordinary income. Except as described below, the tax consequences of a distribution do not depend upon how long you held your fund shares.



Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the fund are generally taxed to individual taxpayers:


     - Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax rate brackets).

SECTION B -- SHAREHOLDER INFORMATION

     - Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

     - A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

     - Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.


The fund will send you a tax report annually summarizing the amount of and the tax aspects of your distributions.



If you buy shares of the fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."



Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made, at which time such distribution is generally taxed as ordinary income. These accounts are subject to complex tax rules and tax-deferred account investors should consult their tax advisers regarding their investments in a tax-deferred account.


TAXES ON THE SALE OF SHARES


If shares of the fund are sold for shares of another fund, you generally will have a capital gain or loss, which will be long-term capital gain if you held the shares for more than one year and otherwise short-term capital gain. Such gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds (or the value of the shares received in the case of an exchange), you will recognize a taxable loss on the sale of shares of the fund. Any loss recognized on shares held for six months or less will be treated as long-capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale of shares of the fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.



If more than 50% of the value of the total assets of the fund consists of stock or securities of foreign corporations at the close of a taxable year, the fund may elect to treat certain foreign taxes paid by them as paid by their shareholders. If the fund makes this election, the amount of the foreign taxes paid by the fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and its shareholders will be entitled either (a) to credit their proportionate amounts of the foreign taxes paid by the fund against their federal income tax liabilities, or (b) to deduct their proportionate amounts from their federal taxable income under certain circumstances.


WITHHOLDING TAXES


As with all mutual funds, the fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

SECTION B -- SHAREHOLDER INFORMATION

OTHER TAX INFORMATION


This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investment made in shares of the TA IDEX funds. More information is provided in the SAI of the fund. You should also consult your own tax advisor for information regarding all tax consequences applicable to your investments in the fund.

                                   APPENDIX A

                       EXPLANATION OF STRATEGIES AND RISKS


HOW TO USE THIS SECTION









In the discussion of the fund, you found descriptions of the principal strategies and risks associated with the fund. In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the fund. Then refer to this section and read about the risks r to the fund. For even more discussions of strategies and risks, see the SAI of the fund, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.


DIVERSIFICATION


The Investment Company Act of 1940 ("1940 Act") classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading the fund's assets over a number of issuers to reduce risk. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund.



The fund is a non-diversified fund that reserves the right to become a diversified investment company (as defined by the 1940 Act).


INVESTING IN COMMON STOCKS


While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks the fund may hold fluctuate in price, the value of the fund's investments in the fund will go up and down.


INVESTING IN PREFERRED STOCKS


Because these stocks generally come with a promise to pay a stated dividend, their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)



INVESTING IN CONVERTIBLES


Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., risk of loss due to fluctuation in value) because even though your fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose money. Price changes may be temporary or for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

- CHANGES IN INTEREST RATES. Bond prices tend to move inversely to interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertible securities.

- LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond generally is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

- DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

- DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poor's Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.


- LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of the fund may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.


- LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash). Please see Appendix B for a description of bond ratings.

INVESTING IN FIXED-INCOME INSTRUMENTS


The fund may invest in "Fixed-Income Instruments," which as used in this prospectus include, without limitation:


- securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

- corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

-    mortgage-backed and other asset-backed securities;

-    inflation-indexed bonds issued both by governments and corporations;

- structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;

-    delayed funding loans and revolving credit facilities;

-    bank certificates of deposit, fixed time deposits and bankers' acceptances;

-    repurchase agreements and reverse repurchase agreements;

- debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

- obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.


The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:



-    fluctuations in market value;



- changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;



- issuers defaulting on their obligations to pay interest or return principal.



The fund may invest in derivatives based on fixed-income instruments.



INVESTING IN FOREIGN SECURITIES











Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:


- CHANGES IN CURRENCY VALUES. Foreign securities may be sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your fund shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. The fund may also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS.



- CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. The fund's investments in foreign currency-denominated securities may reduce the returns of the fund.


- DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

- LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

- LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.


- MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, the fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.


- LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

- SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

- HIGHER CUSTODIAL CHARGES. Fees charged by the fund's custodian for holding shares are higher for foreign securities than those of domestic securities.

- VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

- POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

- DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.


- HEDGING. The fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.


- EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries typically are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, the fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.


INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your fund may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:


- DERIVATIVES. The fund may use derivative instruments as part of its investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, loans, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and the fund may incur substantial losses.



The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between the fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. The fund bears the risk that the counterparty could default under a swap agreement. Further, the fund may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose the fund economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, the fund may receive more or less principal than it originally invested. The fund might receive interest payments on the note that are more or less than the stated coupon interest payments.



The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the fund:


- MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


- CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if the fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.


- LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.


- LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the fund will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.



- LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that the fund will engage in derivatives transactions at any time or from time to time. The fund's ability to use derivatives may be limited by certain regulatory and tax considerations.



- MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way that is detrimental to the fund's interest. If the fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for the fund, the fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. The fund may also have to buy or sell a security at a disadvantageous time or price because the fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.



Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.



SWAPS AND SWAP-RELATED PRODUCTS






The fund's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. The fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.



- COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the fund may be required to pay a higher fee at each swap reset date.


- INTEREST RATE SWAPS. Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.



     The fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If the fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.



     The fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The fund's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.



     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.



     There is no limit on the amount of interest rate swap transactions that may be entered into by the fund, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by the fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that the fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS


A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the fund's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If the fund's manager makes the incorrect prediction, the opportunity for loss can be magnified.


INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.


ZERO COUPON SECURITIES


Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

INVESTING IN SMALL- OR MEDIUM-SIZED COMPANIES


Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Securities of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.


INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.


INVESTING IN MORTGAGE-RELATED SECURITIES







































Mortgage-related securities in which the fund may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. The fund's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates.



ILLIQUID AND RESTRICTED/144A SECURITIES















The fund may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by the fund could, however, adversely affect the marketability of such security and the fund might be unable to dispose of such security promptly or at reasonable prices.


PORTFOLIO TURNOVER


The fund may engage in a number of short-term transactions, which may lower fund performance. High turnover will not limit a manager's ability to buy or sell securities for the fund. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for the fund. The fund ultimately passes these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.


COUNTRY, SECTOR OR INDUSTRY FOCUS


Unless otherwise stated in the fund's objective or its principal strategies and policies, as a fundamental policy governing concentration, no fund will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies. In addition, to the extent the fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk loss due to factors affecting the country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, natural resources industries can be significantly affected by events relating to international political developments, natural disasters, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations. At times, the performance of securities of companies in the energy and other natural resources industry will lag the performance of other industries or the broader market as a whole. Banks and financial institutions subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.


SECURITIES LENDING


The fund may lend securities to other financial institutions that provide cash or other securities as collateral. This involves risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the fund may lose money and there may be a delay in recovering the loaned securities. The fund could also lose money if it does not recover the securities and/or value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the fund.


TEMPORARY DEFENSIVE STRATEGIES


For temporary defensive purposes, the fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When the fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when the fund assumes a temporary defensive position it may not be able to achieve its investment objective.


INVESTMENT STYLE RISK


Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The fund may outperform or underperform other funds that employ a different investment style. The fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.


ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain other types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES


The fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the fund's Board of Trustees. The fund is not under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the fund to other risks and considerations, which are discussed in the fund's SAI.

                                   APPENDIX B

                                  BOND RATINGS

BRIEF EXPLANATION OF RATING CATEGORIES

                                 BOND
                                RATING   EXPLANATION
                                ------   ---------------------------------------
Standard & Poor's Corporation   AAA      Highest rating; extremely strong
                                         capacity to pay principal and interest.

                                AA       High quality; very strong capacity to
                                         pay principal and interest.

                                A        Strong capacity to pay principal and
                                         interest; somewhat more susceptible to
                                         the adverse effects of changing
                                         circumstances and economic conditions.

                                BBB      Adequate capacity to pay principal and
                                         interest; normally exhibit adequate
                                         protection parameters, but adverse
                                         economic conditions or changing
                                         circumstances more likely to lead to a
                                         weakened capacity to pay principal and
                                         interest than for higher rated bonds.

                                BB,B,    Predominantly speculative with respect
                                and      to the issuer's capacity to meet
                                CC,CC,   required interest and principal
                                C        payments. BB -- lowest degree of
                                         speculation; C -- the highest degree of
                                         speculation. Quality and protective
                                         characteristics outweighed by large
                                         uncertainties or major risk exposure to
                                         adverse conditions

                                D        In default.

PLUS (+) OR MINUS (-) -- The ratings from "AA" to" BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

UNRATED -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE,      Aaa      Highest quality, smallest degree of
INC.                                     investment risk.

                                Aa       High quality; together with Aaa bonds,
                                         they compose the high-grade bond group.

                                A        Upper-medium grade obligations; many
                                         favorable investment attributes.

                                Baa      Medium-grade obligations; neither
                                         highly protected nor poorly secured.
                                         Interest and principal appear adequate
                                         for the present but

                                         certain protective elements may be
                                         lacking or may be unreliable over any
                                         great length of time.

                                Ba       More uncertain, with speculative
                                         elements. Protection of interest and
                                         principal payments not well safeguarded
                                         during good and bad times.

                                B        Lack characteristics of desirable
                                         investment; potentially low assurance
                                         of timely interest and principal
                                         payments or maintenance of other
                                         contract terms over time.

                                Caa      Poor standing, may be in default;
                                         elements of danger with respect to
                                         principal or interest payments.

                                Ca       Speculative in a high degree; could be
                                         in default or have other marked
                                         short-comings.

                                C        Lowest-rated; extremely poor prospects
                                         of ever attaining investment standing.

UNRATED -- Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                            NOTICE OF PRIVACY POLICY

At Transamerica IDEX Mutual Funds, protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use "nonpublic personal information" in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

WHAT INFORMATION WE COLLECT AND FROM WHOM WE COLLECT IT

We may collect nonpublic personal information about you from the following sources:

     - Information we receive from you on applications or other forms, such as your name, address and account number;

     - Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

     - Information we receive from non-affiliated third parties, including consumer reporting agencies.

WHAT INFORMATION WE DISCLOSE AND TO WHOM WE DISCLOSE IT

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

OUR SECURITY PROCEDURES

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our privacy policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note: This privacy policy applies only to customers that have a direct relationship with us or our wholly-owned subsidiaries. If you own shares of a Transamerica IDEX Mutual Fund in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

                     THIS PAGE IS NOT PART OF THE PROSPECTUS

 Both the investment returns and principal value of mutual funds will fluctuate over time so that shares, when redeemed, may be worth more or less than their original cost.


                         Transamerica IDEX Mutual Funds
                            www.TransamericaIDEX.com
                   P.O. Box 9012 - Clearwater, FL 33758-9012
        Customer Service: 1-888-233-4339 - Sales Support: 1-800-851-7555
              Distributor: AFSG Securities Corporation, Member NASD


       Shareholder inquiries and transaction requests should be mailed to:
                         Transamerica IDEX Mutual Funds
                                 P.O. Box 219945
                           Kansas City, MO 64121-9945


ADDITIONAL INFORMATION about the fund is contained in the Statement of Additional Information, dated December 27, 2006, and in the annual and semi-annual reports to shareholders, which are incorporated by reference into this prospectus. Other information about the fund has been filed with and is available from the U.S. Securities and Exchange Commission. Information about the fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington D.C. 20549-0102. Reports and other information about the fund are also available on the Commission's Internet site at http://www.sec.gov. To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to make other inquiries about the fund, call or write to Transamerica IDEX Mutual Funds at the phone number or address above. In the Transamerica IDEX annual report, you will find a discussion of the market conditions, and investment strategies that significantly affected the fund's performance during the last fiscal year.


  The Investment Company Act File Number for Transamerica IDEX Mutual Funds is
                                   811-04556.

                         TRANSAMERICA IDEX MUTUAL FUNDS


                           TA IDEX LOOMIS SAYLES BOND

                     TA IDEX MELLON MARKET NEUTRAL STRATEGY
                       TA IDEX BLACKROCK NATURAL RESOURCES
                            TA IDEX UBS DYNAMIC ALPHA



                                 CLASS I SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 27, 2006

                         TRANSAMERICA IDEX MUTUAL FUNDS
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                   Customer Service (888) 233-4339 (toll free)


TA IDEX Loomis Sayles Bond, TA IDEX Mellon Market Neutral Strategy, TA IDEX BlackRock Natural Resources and TA IDEX UBS Dynamic Alpha are series of Transamerica IDEX Mutual Funds ("Transamerica IDEX" or "TA IDEX"), an open-end management investment company that offers a selection of investment funds. Transamerica IDEX is registered under the Investment Company Act of 1940, as amended (the "1940 Act").


This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the Transamerica IDEX prospectus dated December 27, 2006, as it may be supplemented from time to time, which may be obtained free of charge by writing or calling Transamerica IDEX at the above address or telephone number. This SAI contains additional and more detailed information about Transamerica IDEX operations and activities than that set forth in the prospectus. The Transamerica IDEX Annual Report to shareholders, when available, including the financial statements therein, will be incorporated by reference in the SAI.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
INVESTMENT OBJECTIVES....................................................     1
   INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES.......................     1
OTHER POLICIES AND PRACTICES OF THE FUNDS................................     2
   OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS.....................     2
   FOREIGN INVESTMENTS...................................................     9
   SHORT SALES...........................................................    11
   OTHER INVESTMENT COMPANIES............................................    12
   WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES.......    13
   ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES...................    13
   DOLLAR ROLLS..........................................................    13
   INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE INVESTMENT
      TRUSTS ("REITS")...................................................    14
   MORTGAGE-RELATED SECURITIES...........................................    14
   LENDING OF FUND SECURITIES............................................    16
   ILLIQUID AND RESTRICTED/144A SECURITIES...............................    16
   DISTRESSED SECURITIES.................................................    17
   EQUITY EQUIVALENTS....................................................    17
   EVENT-LINKED BONDS....................................................    17
   COLLATERALIZED DEBT OBLIGATIONS.......................................    17
   REPURCHASE AND REVERSE REPURCHASE AGREEMENTS..........................    18
   PASS-THROUGH SECURITIES...............................................    18
   HIGH YIELD/HIGH-RISK SECURITIES.......................................    18
   WARRANTS AND RIGHTS...................................................    19
   U.S. GOVERNMENT SECURITIES............................................    19
   TEMPORARY DEFENSIVE POSITION..........................................    19
   COMMODITIES AND NATURAL RESOURCES.....................................    19
   OTHER SECURITIES IN WHICH A FUND MAY INVEST...........................    19
   PORTFOLIO TURNOVER RATE...............................................    21
   DISCLOSURE OF PORTFOLIO HOLDINGS......................................    21
INVESTMENT ADVISORY AND OTHER SERVICES...................................    22
   Investment Adviser Compensation.......................................    22
   Advisory Agreement....................................................    22
   Expense Limitation....................................................    23
SUB-ADVISERS.............................................................    23
   Information About the Funds' Portfolio Managers.......................    24
DISTRIBUTOR..............................................................    24

                                TABLE OF CONTENTS
                                   (continued)


                                                                            PAGE
                                                                            ----
ADMINISTRATIVE SERVICES..................................................     24
CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES...........................     24
FUND TRANSACTIONS AND BROKERAGE..........................................     25
DIRECTED BROKERAGE.......................................................     26
TRUSTEES AND OFFICERS....................................................     26
SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES..............     36
NET ASSET VALUE DETERMINATION............................................     36
DIVIDENDS AND OTHER DISTRIBUTIONS........................................     37
PURCHASE OF SHARES.......................................................     37
REDEMPTION OF SHARES.....................................................     37
TAXES....................................................................     38
PRINCIPAL SHAREHOLDERS...................................................     41
MISCELLANEOUS............................................................     41
   Organization..........................................................     41
   Shares of Beneficial Interest.........................................     42
   Independent Registered Certified Public Accounting Firm...............     42
   Codes of Ethics.......................................................     42
   Proxy Voting Policies And Procedures..................................     42
PERFORMANCE INFORMATION..................................................     43
FINANCIAL STATEMENTS.....................................................     44
APPENDIX A...............................................................    A-1
APPENDIX B...............................................................    B-1

                              INVESTMENT OBJECTIVES


The prospectus discusses the investment objectives of TA IDEX Loomis Sayles Bond, TA IDEX Mellon Market Neutral Strategy, TA IDEX BlackRock Natural Resources and TA IDEX UBS Dynamic Alpha (each a "fund," collectively, the "funds"), the principal investment strategies and risks of each fund, and the policies and practices of the funds. The following discussion of Investment Restrictions, Policies and Practices supplements that set forth in the prospectus.


There can be no assurance that a fund will, in fact, achieve its objectives. A fund's investment objective may be changed by the Board of Trustees without shareholder approval. A change in the investment objective of a fund may result in the fund having an investment objective different from that which the shareholder deemed appropriate at the time of investment.

INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES


As indicated in the prospectus, each fund is subject to certain fundamental policies and restrictions which as such may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of the fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy. Unless expressly designated as fundamental, all policies and procedures of each fund may be changed by Transamerica IDEX's Board of Trustees without shareholder approval. Each fund has adopted, as applicable, the following fundamental restrictions:


1. DIVERSIFICATION


Each fund (except TA IDEX BlackRock Natural Resources and TA IDEX UBS Dynamic Alpha) shall be a "diversified company" as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. TA IDEX BlackRock Natural Resources and TA IDEX UBS Dynamic Alpha shall each be a "non-diversified company" as that term is defined in the 1940 Act.


2. BORROWING

Each fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3. SENIOR SECURITIES

Each fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. UNDERWRITING SECURITIES

Each fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), except as permitted under the 1933 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act, each fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

5. REAL ESTATE

Each fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, each fund may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. MAKING LOANS

Each fund may not make loans except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7. CONCENTRATION OF INVESTMENTS


Each fund may not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act (except those funds listed below), and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.



TA IDEX BlackRock Natural Resources may concentrate in the natural resources related industries.


8. COMMODITIES

Each fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

NON-FUNDAMENTAL RESTRICTIONS

Furthermore, each fund has adopted certain of the following non-fundamental restrictions, which may be changed by the Transamerica IDEX Board of Trustees without shareholder approval.

(A) INVESTMENT IN OTHER INVESTMENT COMPANIES

A fund may not purchase securities issued by registered open-end investment companies or registered unit investment trusts in reliance upon Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, except in accordance with applicable regulations or as otherwise permitted by regulatory authority.

(B) ILLIQUID SECURITIES

A fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.





































                    OTHER POLICIES AND PRACTICES OF THE FUNDS


Unless otherwise specified in this SAI or the Prospectus, the percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.



The following investments are subject to limitations as set forth in each fund's investment restrictions and policies.


OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS


OPTIONS ON SECURITIES AND INDICES. In an effort to increase current income and to reduce fluctuations in net asset value, each of the funds may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges, and over-the-counter. A fund also may write call options that are not covered for cross-hedging purposes. A fund may write and buy options on the same types of securities that the fund may purchase directly. There are no specific limitations on a fund's writing and buying of options on securities or indices.


A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security, as the case may be. A call option is covered if a fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a fund segregates cash or other liquid assets with a value equal to the exercise price with its custodian.

Put and call options will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked price.

When a portfolio security or currency subject to a call option is sold, a fund will effect a "closing purchase transaction"--the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which a fund previously has written. If a fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or the fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, a fund will forego the potential benefit represented by market appreciation over the exercise price.

When a fund writes an option, an amount equal to the net premium (the premium less the commission) received by the fund is included in the liability section of its statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, a fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the fund will realize a gain or loss.

The purpose of writing covered call options is to generate additional premium income for a fund. This premium income will serve to enhance a fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for a fund.

Once the decision to write a call option has been made, a fund's investment adviser or a sub-adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit a sale of the underlying security. Furthermore, effecting a closing transaction will permit a fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a fund will be able to effect such closing transactions at a favorable price. If a fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The funds will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Exercise prices of options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. A fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a fund.

Where a fund may purchase put options, that fund is purchasing the right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. A fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a fund upon its exercise of a "put" is normally (i) the fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the fund owned the securities; plus (ii) all interest accrued on the securities since the last interest payment date during that period. A fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a fund may pay for puts either separately in cash or by paying higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A fund will segregate assets or otherwise cover index options that would require it to pay cash upon exercise.

A principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, a fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, a fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the fund would suffer a loss. A fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

OPTIONS ON FOREIGN CURRENCIES. A fund may buy and write options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a fund may buy put options on the foreign currency. If the value of the currency declines, such fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a fund could sustain losses on transactions in foreign currency options that would require such fund to forego a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to the fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

A fund may also write options on foreign currencies. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow that fund to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A fund may write covered call options on foreign currencies. A call option written on a foreign currency by a fund is "covered" if that fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by its custodian) upon conversion or exchange of other foreign currency held in its fund. A call option is also covered if: (i) the fund holds a call at the same exercise price for the same exercise period and on the same currency as the call written; or (ii) at the time the call is written, an amount of cash, U.S. government securities or other liquid assets equal to the fluctuating market value of the optioned currency is segregated with the custodian.

A fund may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a fund collateralizes the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

FUTURES CONTRACTS AND OPTIONS THEREON. A fund may enter into futures contracts, purchase or sell options on any such futures contracts, and engage in related closing transactions. Futures contracts are for the purchase or sale, for future delivery, of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities and equity or fixed-income securities. Certain funds may enter into interest rate futures contracts. These contracts are for the purchase or sale of fixed-income securities. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.


U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a Futures Commission Merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.


The funds may use future contracts to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which these funds hold or intend to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.


The funds also may purchase and sell put and call options on futures contracts. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) a specified exercise price at any time during the option exercise period. The acquisition of put and call options on futures contracts will, respectively, give a fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Sellers of options on futures contracts, like buyers and sellers of futures contracts, make an initial margin deposit and are subject to calls for variation margin.


Futures transactions involve brokerage costs and require a fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid securities to cover its obligation under such contracts. There is a possibility that a fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if a fund had not entered into any futures transactions. In addition, the value of futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the fund's ability to hedge effectively against interest rates and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.


Futures transactions will be limited to the extent necessary to maintain the qualification of these funds as a regulated investment companies. Pursuant to a claim for exemption filed with the CFTC and/or the National Futures Association on behalf of the funds and their adviser, the funds and the adviser are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the funds exemption filing with respect to its use of futures contracts are no longer applicable.


FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future, and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. A fund may enter into forward contracts to purchase and sell government securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes a fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts").


Except for TA IDEX UBS Dynamic Alpha, a fund may enter into forward currency contracts with stated contract values of up to the value of that fund's assets. The funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed upon price (which may be in U.S. dollars or another currency). A fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business.


A fund may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, a fund may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or expects to have portfolio exposure. A fund may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A fund's entry into forward foreign currency exchange contract, as well as any use of cross or proxy hedging techniques will generally require the fund to hold liquid securities or cash equal to a fund's obligations in a segregated account throughout the duration of the contract.

A fund may also combine forward foreign currency exchange contracts with investments in securities denominated in other currencies in order to achieve desired equity, credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign equity or bond, a fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward foreign currency exchange contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a fund may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the equity return or credit quality of the U.S. dollar-denominated security.

By entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the funds are able to protect themselves against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The funds may also hedge foreign currency exchange rate risk by engaging in a currency financial futures and options transactions, which are described below. The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a fund to purchase additional currency on the spot market if the market value of the security is less than the amount of foreign currency such fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such fund is obligated to deliver.

If a fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward currency contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The funds will have to convert their holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

While forward currency contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event, a fund's ability to utilize forward currency contracts may be restricted. In addition, a fund may not always be able to enter into forward currency contracts at attractive prices and may be limited in its ability to use these contracts to hedge its assets.

SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, a fund may, subject to its investment restrictions, enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. A fund's sub-adviser may enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.


Except for TA IDEX UBS Dynamic Alpha, the funds do not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.


A fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset at least equal to the accrued excess will be segregated by its custodian.

If a fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The sub-advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap.

Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

In addition to the instruments, strategies and risks described in this SAI and in the prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques that become available as a fund's sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions, and as new instruments are developed. The funds' sub-advisers may use these opportunities to the extent they are consistent with each fund's investment objective and as are permitted by a fund's investment limitations and applicable regulatory requirements.

CREDIT DEFAULT SWAPS. A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap.

A fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

TOTAL RATE OF RETURN SWAPS. A fund may enter into total rate of return swap contracts for investment purposes. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

EURO INSTRUMENTS. The funds may make investments in Euro instruments. Euro instruments are U.S. dollar-denominated futures contracts, or options thereon, which are linked to the London Interbank Offered Rate (the "LIBOR"), although foreign currency-denominated instruments are available from time to time. Euro futures contracts enable purchasers to obtain a fixed rate for the lending of funds, and sellers to obtain a fixed rate for borrowings. A fund might use Euro futures contracts and options thereon to hedge against changes in LIBOR, which may be linked to many interest rate swaps and fixed-income instruments.

SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities, options on foreign currencies and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which a fund may invest. Should interest or exchange rates, or the prices of securities or financial indices move in an unexpected manner, a fund may not achieve the desired benefits of the foregoing instruments or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future.

Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a fund as: the possible loss of the entire premium paid for an option bought by a fund; the inability of the fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option; and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a fund will be able to use those instruments effectively for their intended purposes.

In connection with certain of its hedging transactions, a fund must segregate assets with the fund's custodian bank to ensure that such fund will be able to meet its obligations pursuant to these instruments. Segregation of a large percentage of a fund's assets could impede implementation of that fund's investment policies or its ability to meet redemption requests or other current obligations.

ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by a fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Securities and Exchange Commission ("SEC"). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Office of the Comptroller of the Currency (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.

In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These include such things as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) less availability than that available in the United States of data on which to make trading decisions; (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

FOREIGN INVESTMENTS


Each fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and Fiduciary Depository Receipts ("FDRs") or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and FDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs, EDRs and FDRs are European, global and fiduciary receipts, respectively, evidencing a similar arrangement. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.


Foreign markets also have different clearance and settlement procedures, and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund investing in foreign markets is uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to a fund due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.

If a security is denominated in foreign currency, the value of the security to a fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the funds' assets. The value of the assets of the fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to shareholders of a fund investing in foreign markets. In addition, although a fund will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, a fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.


ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in foreign issuers' stock. However, by investing in ADRs rather than directly in foreign issuers' stock, a fund can avoid currency risks during the settlement period for either purchase or sales.


In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depositary of a sponsored facility typically distributes shareholder communications and passes through the voting rights.


SOVEREIGN DEBT SECURITIES. Certain funds may invest in securities issued or guaranteed by any country, including securities issued by issuers located in both developed and emerging markets, and securities denominated in any currency. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but are subject to the risks attendant to foreign investments, which are discussed above.



Certain funds may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Developmental Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.


EMERGING MARKETS. Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by foreign investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a fund's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Certain funds may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating-rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.


Risks of Investments in Russia. Certain funds may invest a portion of their assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia's banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company's share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a fund to lose its registration through fraud, negligence or mere oversight. While a fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the fund intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to a fund.


SHORT SALES


Certain funds may from time to time sell securities short. In the event that the sub-adviser anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the fund must replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and a fund may be unable to replace a borrowed security sold short.

OTHER INVESTMENT COMPANIES


Subject to applicable investment restrictions, a fund may invest in securities issued by other investment companies as permitted under the 1940 Act and regulations thereunder. Other than noted below, a fund may indirectly bear a portion of any investment advisory fees and expenses and distribution (12b-1) fees paid by funds in which it invests, in addition to the advisory fees and expenses paid by the fund.



EXCHANGE-TRADED FUNDS ("ETFS"). Subject to limitations under the 1940 Act, a fund may invest in shares of investment companies known as ETFs. For example, a fund may invest in S&P Depositary Receipts, or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A fund investing in a SPDR would be entitled to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses. Investing in these securities may result in duplication of certain fees and expenses paid by these securities in addition to the advisory fees and expenses paid by the fund. Other examples of ETFs in which the funds may invest are DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country's stocks), and the Nasdaq-100 Trust or QQQQ (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the NASDAQ Stock Market).

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a "when-issued," "delayed settlement," or "forward (delayed) delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. A fund may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage.

"Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party for any of the above transactions. A fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. The segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner. At the time of settlement, the market value of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may default on its obligation to make payment or delivery. As a result, a fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.

ZERO-COUPON, PAY-IN-KIND AND STEP-COUPON SECURITIES

Subject to its investment restrictions, a fund may invest in zero-coupon, pay-in-kind and step-coupon securities. Zero-coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step-coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Certain funds may also invest in "strips," which are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero-coupon bonds.

Current federal income tax law requires holders of zero-coupon securities and step-coupon securities to report the portion of the original issue discount on such securities that accrue that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 ("Code"), a fund must distribute its investment company taxable income, including the original issue discount accrued on zero-coupon or step-coupon bonds. Because it will not receive cash payments on a current basis in respect of accrued original-issue discount on zero-coupon bonds or step-coupon bonds during the period before interest payments begin, in some years a fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A fund might obtain such cash from selling other portfolio holdings. These actions may reduce the assets to which fund expenses could be allocated and may reduce the rate of return for such fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a fund to sell the securities at the time.

Generally, the market prices of zero-coupon bonds and strip securities are more volatile than the prices of securities that pay interest periodically in cash and they are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

DOLLAR ROLLS


Certain funds may enter into dollar rolls transactions, pursuant to which the fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the fund is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The fund could also be compensated through receipt of fee income. The fund intends to enter into dollar rolls only with government securities dealers recognized by the Federal Reserve Board, or with member banks of the Federal Reserve. Transamerica IDEX will not treat dollar rolls as being subject to its borrowing or senior securities restrictions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.



INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE INVESTMENT TRUSTS ("REITS")



REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs.



Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to policyowners provided they comply with several requirements of the Code.



Investments in the real estate industry are subject to risks associated with direct investment in real estate. Such risks include, but are not limited to: declining real estate values; risks related to general and local economic conditions; over-building; increased competition for assets in local and regional markets; changes in zoning laws; difficulties in completing construction; changes in real estate value and property taxes; increases in operating expenses or interest rates; changes in neighborhood values or the appeal of properties to tenants; insufficient levels of occupancy; and inadequate rents to cover operating expenses. The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and governmental regulations (including taxes) and social and economic trends.



REITs also may subject an underlying fund to certain risks associated with the direct ownership of real estate. As described above, these risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, liability to third parties for or damages resulting from, environmental problems, or casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.



Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to risks associated with heavy cash flow dependency, potential default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk.


MORTGAGE-RELATED SECURITIES

The funds may invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and by nongovernmental entities, provided, however, that to the extent that a fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the fund's investment in such securities will be subject to the limitations on its investment in investment company securities. In the case of privately-issued mortgage-related and asset-backed securities, the funds take the position that such instruments do not represent interests in any particular industry or group of industries.

Mortgage-related securities in which these funds may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as FNMA and FHLMC, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations; and, therefore, it is not possible to predict accurately the security's return. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the funds will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Certain funds may invest in Collateralized Mortgage Obligations ("CMOs") residuals and stripped mortgage-backed securities ("SMBS"). CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed, and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.


LENDING OF FUND SECURITIES




















A fund, from time to time, may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. In accordance with guidelines from the SEC and its staff, a fund must receive at least 100% collateral, in the form of cash or U.S. Government securities. This collateral must be valued daily, and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lender. During the time portfolio securities are on loan, the borrower pays the lender dividends or interest paid on such securities. Loans are subject to termination by the lender or the borrower at any time. While a fund does not have the right to vote securities on loan, each intends to regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to a fund, it could experience delays in recovering its securities and possible capital losses. A fund will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines that may be established by the Board of Trustees.

ILLIQUID AND RESTRICTED/144A SECURITIES

Subject to its investment restrictions, a fund may invest a certain percentage of its net assets in illiquid securities (i.e., securities that are not readily marketable).

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

TA IDEX's Board of Trustees has authorized the sub-advisers of the funds to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Trustees. Under the guidelines, which may be amended from time to time, a fund's sub-adviser generally will consider several factors in determining whether a Rule 144A security is liquid, such as:
1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer and/or other factors deemed appropriate. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. A fund may be restricted in its ability to sell such securities at a time when the fund's sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.


DISTRESSED SECURITIES



Certain funds may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a fund will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns for can be exchanged for other securities that offer this potential. However, there can be no assurance that a fund will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.



EQUITY EQUIVALENTS














In addition to investing in common stocks, a fund may invest in other equity securities and equity equivalents, including securities that permit the fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.

EVENT-LINKED BONDS




A fund may invest in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose a fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

COLLATERALIZED DEBT OBLIGATIONS

A fund may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, senior tranches from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Subject to its investment restrictions, a fund may enter into repurchase and reverse repurchase agreements. In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or collateral. A fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest.

In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a fund will segregate with its custodian cash and appropriate liquid assets to cover its obligation under the agreement. A fund will enter into reverse repurchase agreements only with parties the investment sub-adviser for the fund deems creditworthy.

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Reverse repurchase agreements may expose a fund to greater fluctuations in the value of its assets.

PASS-THROUGH SECURITIES

A fund may, in varying degrees, invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests, which are fully discussed in this SAI. A pass-through security is a share or certificate of interest in a pool of debt obligations that has been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary that are passed through to purchasers, such as a fund.

HIGH YIELD/HIGH-RISK SECURITIES

High-yield/high-risk securities (commonly known as "junk bonds") are below investment grade securities that involve significant credit and liquidity concerns and fluctuating yields, and are not suitable for short-term investing. Higher yields are ordinarily available on fixed-income securities which are unrated or are rated in the lower rating categories of recognized rating services such as Moody's and Standard & Poor's.

VALUATION RISKS. Lower rated bonds also involve the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund owning such bonds would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. A fund, furthermore, may incur additional costs in seeking the recovery of the defaulted securities. More careful analysis of the financial condition of each issuer of lower rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payments obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods.

LIQUIDITY RISKS. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

Unrated securities are not necessarily of lower quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher rated securities are traded. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on: (i) the market for lower rated and nonrated securities; (ii) the value of high yield debt securities held by a fund; (iii) the net asset value of the fund holding such securities; and (iv) the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities.

WARRANTS AND RIGHTS

Subject to its investment restrictions, a fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

U.S. GOVERNMENT SECURITIES


Examples of the types of U.S. government securities that a fund may hold include, in addition to those described in the prospectus, direct obligations of the U.S. Treasury and obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.


TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes, the fund may, at times, choose to hold some or all of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When the fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decreases. Furthermore, when a fund assumes a temporary defensive position, it may not be able to achieve its investment objective.


COMMODITIES AND NATURAL RESOURCES



Commodities may include, among other things, oil, gas, timber, farm products, minerals, precious metals, for example, gold, silver, platinum, and palladium, and other natural resources. Certain funds may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to, or instruments that result in exposure to, commodities markets. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations.


OTHER SECURITIES IN WHICH A FUND MAY INVEST

CORPORATE DEBT SECURITIES. A fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under "Convertible Securities" and "Variable or Floating Rate Securities," or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.

COMMERCIAL PAPER. Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody's Investors Service, Inc. and Standard and Poor's Ratings Group. Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing and outside rating of the issuer will fall, or that the secondary market in the issuer's notes will become too limited to permit their liquidation at a reasonable price.

INTERNATIONAL AGENCY OBLIGATIONS. A fund may invest in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. A fund may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

BANK OBLIGATIONS OR SAVINGS AND LOAN OBLIGATIONS. Subject to its investment restrictions, a fund may purchase certificates of deposit, bankers' acceptances and other debt obligations of commercial banks and certificates of deposit and other debt obligations of savings and loan associations ("S&L's"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. These instruments may be issued by institutions of any size, may be of any maturity, and may be insured or uninsured. The quality of bank or savings and loan obligations may be affected by such factors as (a) location -- the strength of the local economy will often affect financial institutions in the region, (b) asset mix -- institutions with substantial loans in a troubled industry may be weakened by those loans, and (c) amount of equity capital -- under-capitalized financial institutions are more vulnerable when loan losses are suffered. The sub-adviser will evaluate these and other factors affecting the quality of bank and savings and loan obligations purchased by a fund, but the fund is not restricted to obligations or institutions that satisfy specified quality criteria.

VARIABLE OR FLOATING RATE SECURITIES. Subject to its investment restrictions, a fund may purchase variable rate securities that provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable and floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. These securities generally are structured as loans.

PREFERRED STOCKS. Subject to its investment restrictions, a fund may purchase preferred stocks. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

CONVERTIBLE SECURITIES. Subject to its investment restrictions, a fund may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities without conversion features, but add the potential opportunity for appreciation from enhanced value for the equity securities into which they are convertible, and the concomitant risk of loss from declines in those values.

COMMON STOCKS. Subject to its investment restrictions, a fund may invest in common stocks. Common stocks are junior to the debt obligations and preferred stocks of an issuer. Hence, dividend payments on common stocks should be regarded as less secure than income payments on corporate debt securities.

PORTFOLIO TURNOVER RATE

Changes may be made in the portfolio of a fund consistent with its investment objective and policies whenever such changes are believed to be in the best interests of the fund and its shareholders, and the fund will be managed without regard to its portfolio turnover rate. The portfolio turnover rates for an underlying fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs to a fund, including brokerage commissions, and may have adverse tax consequences.

The portfolio turnover rate for a fund is calculated by dividing the lesser of the fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the funds to protect the confidentiality of its holdings and prevent the selective disclosure of non-public information about its portfolio holdings. The funds' service providers are required to comply with this policy. No non-public information concerning the portfolio holdings of the funds may be disclosed to any unaffiliated third party, except as provided below. The Board of Trustees has adopted formal procedures governing compliance with the funds' policies.

The funds, or their duly authorized service providers, may publicly disclose holdings of the funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of the funds' completed purchases and sales may only be made available after the public disclosure of the funds' portfolio holdings.


The funds will publish all portfolio holdings on the website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the funds. The funds may then forward the information to investors and consultants requesting it. As the funds have not yet commenced operations, the funds' portfolio holdings are not yet available.



There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the funds by these services and departments, the funds may distribute (or authorize its service providers to distribute) portfolio holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the portfolio holdings or results of the analysis become public information; and
(ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the funds nor their service providers receive any compensation from such services and departments. Subject to such departures as the funds' investment adviser's compliance department believes reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the funds (and its service provider, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the Confidentiality Agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.


The Board and an appropriate officer of the investment adviser's compliance department or the funds' Chief Compliance Officer ("CCO") may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board violations of the funds' policies and procedures on disclosure of portfolio holdings.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Transamerica IDEX has entered into an Investment Advisory Agreement ("Advisory Agreement") on behalf of each fund with Transamerica Fund Advisors, Inc. ("TFAI" or "Investment Adviser"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TFAI supervises each fund's investments and conducts its investment program. TFAI hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON NV, a Netherlands corporation and publicly traded international insurance group.

INVESTMENT ADVISER COMPENSATION

TFAI receives compensation, calculated daily and paid monthly, from the funds at the following annual rate (expressed as a specified percentage of each fund's average daily net assets):





                 FUND                    PERCENTAGE OF AVERAGE DAILY NET ASSETS
                 ----                    --------------------------------------
TA IDEX Loomis Sayles Bond               0.675% of the first $200 million; 0.625% over $200
                                         million up to $750 million; 0.60% over $750 million

TA IDEX Mellon Market Neutral Strategy   1.40% of average daily net assets

TA IDEX BlackRock Natural Resources      0.80% of the first $250 million; 0.775% over $250 million
                                         up to $500 million; 0.75% over $500 million

TA IDEX UBS Dynamic Alpha                1.40% of the first $150 million; 1.30% over $150 million
                                         up to $300 million; 1.20% over $300 million


ADVISORY AGREEMENT

For each fund, the duties and responsibilities of the Investment Adviser are specified in the Advisory Agreement. The Advisory Agreement provides that TFAI will perform the following services or cause them to be performed by others: (i) furnish to the fund investment advice and recommendations; (ii) supervise the purchase and sale of securities as directed by appropriate fund officers, and
(iii) be responsible for the administration of the fund. The Advisory Agreement is not assignable and may be terminated without penalty upon 60 days' written notice at the option of either the fund, TFAI or by a vote of shareholders of the fund. The Advisory Agreement provides that after an initial term of up to two years, it can be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of the fund and (b) by a majority vote of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party cast in person at a special meeting called for such purposes.

The Advisory Agreement also provides that TFAI shall not be liable to the funds or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the fund or by any shareholder in connection with matters to which the Advisory Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of TFAI in the performance of its duties thereunder.

Each fund pays its allocable share of the fees and expenses of its non-interested trustees, custodian and transfer agent fees, brokerage commissions and all other expenses in connection with the execution of its portfolio transactions, administrative, clerical, recordkeeping, bookkeeping, legal, auditing and accounting expenses, interest and taxes, expenses of preparing tax returns, expenses of shareholders' meetings and preparing, printing and mailing proxy statements (unless otherwise agreed to by the funds or TFAI), expenses of preparing and typesetting periodic reports to shareholders (except for those reports the funds permit to be used as sales literature), and the costs, including filing fees, of renewing or maintaining registration of fund shares under federal and state law.

EXPENSE LIMITATION


TFAI has entered into an expense limitation arrangement with Transamerica IDEX on behalf of the funds, pursuant to which TFAI has agreed to waive fees and/or reimburse expenses, whenever, in any fiscal year, the total cost to a fund of normal operating expenses chargeable to the fund (including the investment advisory fee but excluding brokerage commissions, interest, taxes, and 12b-1 fees and certain extraordinary expenses) exceeds a certain percentage of the fund's average daily net assets as listed below. A fund will, at a later date reimburse TFAI for fees and/or expenses previously waived or reimbursed during the previous 36 months if the estimated annualized operating expenses of the fund are less than the expense cap. However, the fund will proceed to such recoupment only if, after such recoupment, the fund's expense ratio does not exceed the expense cap. The agreement continues automatically for one-year terms unless TFAI provides notice to Transamerica IDEX prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement.


The applicable expense caps for each of the funds are listed in the following table:


                 FUND                    EXPENSE CAP
                 ----                    -----------
TA IDEX Loomis Sayles Bond                  0.88%
TA IDEX Mellon Market Neutral Strategy      1.65%*
TA IDEX BlackRock Natural Resources         1.00%
TA IDEX UBS Dynamic Alpha                   1.65%*



*    Exclusive of dividend expense on short sales.


SUB-ADVISERS


Loomis, Sayles & Company, L.P. ("Loomis"), located at One Financial Center, Boston, MA 02111, serves as sub-adviser to TA IDEX Loomis Sayles Bond pursuant to a sub-advisory agreement with TFAI.



Franklin Portfolio Associates, LLC ("Mellon"), located at One Boston Place, 34th Floor, Boston, MA 02108, serves as sub-adviser to TA IDEX Mellon Market Neutral Strategy pursuant to a sub-advisory agreement with TFAI.



BlackRock Investment Management, LLC ("BlackRock"), located at 800 Scudders Mill Road, Plainsboro, NJ 08536, serves as sub-adviser to TA IDEX BlackRock Natural Resources pursuant to a sub-advisory agreement with TFAI.



UBS Global Asset Management (Americas) Inc. ("UBS"), One North Wacker Drive, Chicago, IL 60606, serves as sub-adviser to TA IDEX UBS Dynamic Alpha pursuant to a sub-advisory agreement with TFAI.



Certain of the sub-advisers also serve as sub-advisers to portfolios of AEGON/Transamerica Series Trust ("ATST"), a registered investment company. They may be referred to herein collectively as the "sub-advisers" and individually as a "sub-adviser." Each sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage, indicated below, of a fund's average daily net assets:



                 FUND                    SUB-ADVISER                        SUB-ADVISORY FEE
                 ----                    -----------                        ----------------
TA IDEX Loomis Sayles Bond                 Loomis      0.325% of the first $200 million; 0.30% over $200 million

TA IDEX Mellon Market Neutral Strategy     Mellon      0.90% of average daily net assets

TA IDEX BlackRock Natural Resources       BlackRock    0.40% of the first $250 million; 0.375% over $250
                                                       million up to $500 million; 0.35% over $500 million

TA IDEX UBS Dynamic Alpha                    UBS       0.85% of the first $150 million; 0.75% over $150 million
                                                       up to $300 million; 0.65% over $300 million

INFORMATION ABOUT THE FUNDS' PORTFOLIO MANAGERS

Information regarding the other accounts managed by the funds' portfolio managers, the methods by which the funds' portfolio managers are compensated, the range of securities owned by the portfolio managers and a description of the conflicts of interest policy applicable to the portfolio managers are provided in Appendix A of this SAI.

                                   DISTRIBUTOR


Transamerica IDEX has entered into an Underwriting Agreement with AFSG Securities Corporation ("AFSG"), located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52494 to act as the principal underwriter of the shares of the funds. The Underwriting Agreement will continue from year to year so long as its continuance is approved at least annually in the same manner as the investment advisory agreements discussed above. A discussion of AFSG's responsibilities and charges as principal underwriter of fund shares is set forth in the funds' prospectuses.



                             ADMINISTRATIVE SERVICES



TFAI is responsible for the supervision of all administrative functions, providing office space and paying its allocable portion of the salaries, fees and expenses of all fund officers and of those trustees who are affiliated with TFAI. The costs and expenses, including legal and accounting fees, filing fees and printing costs in connection with the formation of the funds and the preparation and filing of the funds' initial registration statements under the 1933 Act and 1940 Act are also paid by TFAI. Transamerica IDEX has entered into an Administrative Services Agreement ("Administrative Agreement") with Transamerica Fund Services, Inc. ("TFS"), 570 Carillon Parkway, St. Petersburg, Florida 33716, on behalf of the funds. Under the Administrative Agreement, TFS carries out and supervises all of the administrative functions of the funds and incurs expenses payable by Transamerica IDEX related to such functions. The funds have entered into an agreement wherein each fund would pay 0.02% of its daily net assets annually for such administrative service.


The administrative duties of TFS with respect to the funds include: providing each fund with office space, telephones, office equipment and supplies; paying the compensation of the funds' officers for services rendered as such; supervising and assisting in preparation of annual and semi-annual reports to shareholders, notices of dividends, capital gain distributions and tax information; supervising compliance by the funds with the recordkeeping requirements under the 1940 Act and regulations thereunder and with the state regulatory requirements; maintaining books and records of the funds (other than those maintained by the funds' custodian and transfer agent); preparing and filing tax returns and reports; monitoring and supervising relationships with the funds' custodian and transfer agent; monitoring the qualifications of tax deferred retirement plans providing for investment in shares of each fund; authorizing expenditures and approving bills for payment on behalf of each fund; and providing executive, clerical and secretarial help needed to carry out its duties.


ADMINISTRATIVE FEES



Under the Administrative Agreement, TFS receives compensation, calculated daily and paid monthly, from each fund at the annual rate of 0.02% of its daily net assets. The funds had not commenced operations as of the date of this SAI. As a result, no administrative fees were paid for the past fiscal year.


                 CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES

Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, is custodian for Transamerica IDEX. The custodian is not responsible for any of the investment policies or decisions of the funds, but holds its assets in safekeeping, and collects and remits the income thereon subject to the instructions of the funds.


TFS also is the transfer agent, withholding agent and dividend disbursing agent for the fund. TFS is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company, both of which are indirect wholly owned subsidiaries of AEGON NV, and thus TFS is an affiliate of TFAI. The funds pay the transfer agent an annual per-account charge of $19.60 for each Open Account and $1.50 for each Closed Account. There is no new account charge.


Transaction requests should be mailed to Transamerica IDEX Mutual Funds, P.O. Box 219945, Kansas City, MO 64121-9945 or Transamerica IDEX Mutual Funds, 330 W. 9th Street, Kansas City, MO 64105 (for overnight mail).

The funds had not commenced operations as of the date of this SAI. As a result, no transfer agency fees were paid and no brokerage credits were received for the past fiscal year.


                         FUND TRANSACTIONS AND BROKERAGE

Decisions as to the assignment of fund business for each of the funds and negotiation of commission rates are made by the fund's sub-adviser, whose policy is to obtain the "best execution" of all fund transactions. The Investment Advisory Agreement and Sub-Advisory Agreement for each fund specifically provide that in placing portfolio transactions for a fund, the fund's sub-adviser may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended (the "1934 Act").

In selecting brokers and dealers and in negotiating commissions, the fund's sub-adviser may consider a number of factors, including but not limited to:

          - The sub-adviser's knowledge of currently available negotiated commission rates or prices of securities and other current transaction costs;

          -    The nature of the security being traded;

          -    The size and type of the transaction;

          - The nature and character of the markets for the security to be purchased or sold;

          -    The desired timing of the trade;

          - The activity existing and expected in the market for the particular security;

          -    The quality of the execution, clearance and settlement services;

          -    Financial stability;

          - The existence of actual or apparent operational problems of any broker or dealer; and

          -    Research products and services provided.

In recognition of the value of the foregoing factors, the sub-adviser may place portfolio transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker would have charged for effecting that transaction. This is done if the sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker viewed in terms of either that particular transaction or of the overall responsibilities of the sub-adviser. Research provided may include:

     Furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities;

     Furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy;

     Access to research analysts, corporate management personnel, industry experts, economists and government officials; and

     Comparative performance evaluation and technical measurement services and quotation services, and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver process or otherwise utilize information, including the research described above) that assist the sub-adviser in carrying out its responsibilities.

Most of the brokers and dealers used by the funds' sub-advisers provide research and other services described above.

A sub-adviser may use research products and services in servicing other accounts in addition to the funds. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, a sub-adviser may allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may be a conflict of interest for a sub-adviser.

When a fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker without the use of a broker, except in those circumstances where better prices and executions will be achieved through the use of a broker.

A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of TFAI, AFSG or the sub-adviser, including InterSecurities, Inc., AEGON USA Securities, Inc. or DST Securities, Inc. A sub-adviser may place transactions if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable, and if overall the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Other Affiliates," are lower than those that would otherwise be incurred. Under rules adopted by the SEC, Transamerica IDEX's Board of Trustees will conduct periodic compliance reviews of such brokerage allocations and review certain procedures adopted by the Board of Trustees to ensure compliance with these rules and to determine their continued appropriateness.

DIRECTED BROKERAGE

A sub-adviser to a fund, to the extent consistent with the best execution and with TFAI's usual commission rate policies and practices, may place portfolio transactions of the fund with broker/dealers with which the fund has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the fund's portfolio transactions to the payment of operating expenses that would otherwise be borne by the fund. These commissions are not used for promoting or selling fund shares or otherwise related to the distribution of fund shares.

                              TRUSTEES AND OFFICERS


The Trustees and executive officers of Transamerica IDEX are listed below. The Board of Trustees governs each TA IDEX fund and is responsible for protecting the interests of the shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the business affairs of the TA IDEX funds and the operation of Transamerica IDEX by its officers. The Board also reviews the management of the funds' assets by TFAI and the sub-advisers. Transamerica IDEX is part of a Fund Complex which consists of Transamerica IDEX, AEGON/Transamerica Series Trust ("ATST"), and Transamerica Income Shares, Inc. ("TIS"), and consists of 92 funds/portfolios as of the date of this SAI.

\

                                             TERM OF                                           NUMBER OF
                                           OFFICE AND                                           FUNDS IN
                                            LENGTH OF    PRINCIPAL OCCUPATION(S) DURING PAST    COMPLEX          OTHER
NAME, ADDRESS AND AGE         POSITION    TIME SERVED*                 5 YEARS                  OVERSEEN     DIRECTORSHIPS
---------------------        ----------   ------------   -----------------------------------   ---------   ----------------
INTERESTED TRUSTEES+

John K. Carter               Trustee      2006-present   Trustee (October 2006-present),           92             N/A
570 Carillon Parkway         (September                  President & CEO (July
St. Petersburg, FL 33716     2006 -                      2006-present), Sr.Vice President
(DOB: 4/24/61)               present),                   (1999-June 2006), Chief Compliance
                             President                   Officer, General Counsel &
                             & Chief                     Secretary (1999-August 2006), ATST;
                             Executive                   Sr.Vice President (1999-June 2006),
                             Officer                     Chief Compliance Officer, General
                             (July 2006                  Counsel & Secretary (1999-August
                             - present)                  2006), TA IDEX; Director (October
                                                         2006-present), President & CEO
                                                         (July 2006-present), Sr.Vice
                                                         President (2002-June 2006), General
                                                         Counsel, Secretary & Chief
                                                         Compliance Officer (2002-August
                                                         2006), TIS; President, CEO (July
                                                         2006-present), Sr.Vice President
                                                         (1999-June 2006), Director
                                                         (2000-present), General Counsel, &
                                                         Secretary (2000-August 2006), Chief
                                                         Compliance Officer, (2004-August
                                                         2006), Transamerica Fund Advisors
                                                         (TFAI); President, CEO (July
                                                         2006-present), Sr.Vice  President
                                                         (1999-June 2006), Director
                                                         (2001-present), General
                                                         Counsel, & Secretary (2001-August
                                                         2006), Transamerica Fund Services
                                                         (TFS); Vice President, AFSG
                                                         Securities Corporation (AFSG)
                                                         (2001-present); CEO (July
                                                         2006-present),Vice President,
                                                         Secretary & Chief Compliance
                                                         Officer (2003-August 2006),
                                                         Transamerica Investors, Inc.
                                                         (TII); Sr.Vice President, General
                                                         Counsel & Secretary, Transamerica
                                                         Index Funds (TIF) (2002-2004); Vice
                                                         President, Transamerica Investment
                                                         Services, Inc. (TISI) (2003-2005)
                                                         & Transamerica Investment
                                                         Management, LLC (TIM) (2001-2005)

INDEPENDENT TRUSTEES++

Peter R. Brown               Chairman,    1986-present   Chairman & Trustee, ATST (1986 -          92             N/A
8323 40th Place North        Trustee                     present); Chairman & Director, TIS
St. Petersburg, FL 33709                                 (2002 - present); Director, TIF
(DOB 5/10/28)                                            (2002 - 2004); Chairman of the
                                                         Board, Peter Brown Construction
                                                         Company (1963 - 2000); Rear Admiral
                                                         (Ret.) U.S. Navy Reserve, Civil
                                                         Engineer Corps

                                             TERM OF                                           NUMBER OF
                                           OFFICE AND                                           FUNDS IN
                                            LENGTH OF    PRINCIPAL OCCUPATION(S) DURING PAST    COMPLEX          OTHER
NAME, ADDRESS AND AGE         POSITION    TIME SERVED*                 5 YEARS                  OVERSEEN     DIRECTORSHIPS
---------------------        ----------   ------------   -----------------------------------   ---------   ----------------
Charles C. Harris            Trustee      1994 -         Trustee, ATST (1986 - present);           92             N/A
2 Seaside Lane, #304                       present       Director, TIS (2002 - present)
Belleair, FL 33756
(DOB 7/15/30)

Russell A. Kimball, Jr.      Trustee      2002 -         Trustee, ATST (1986 - present);           92             N/A
1160 Gulf Boulevard                       present        Director, TIS (2002 - present);
Clearwater Beach, FL 33767                               General Manager, Sheraton Sand Key
(DOB 8/17/44)                                            Resort (1975 - present)

William W. Short, Jr.        Trustee      1986-          Trustee, ATST (2000 - present);           92             N/A
7882 Lantana Creek Road                   present        Director, TIS (2002 - present);
Largo, FL 33777                                          Retired CEO and Chairman of the
(DOB 2/25/36)                                            Board, Shorts, Inc.

Daniel Calabria              Trustee      1996 -         Trustee, ATST (2001-present);             92             N/A
7068 S. Shore Drive S.                    present        Director, TIS (2002-present);
South Pasadena, FL 33707                                 Member of Investment Committee,
(DOB 3/5/36)                                             Ronald McDonald House Charities of
                                                         Tampa Bay, Inc. (1997 - present);
                                                         Trustee, The Hough Group of Funds
                                                         (1993 - 2004); prior to 1996,
                                                         served in senior executive
                                                         capacities for several mutual fund
                                                         management companies for more than
                                                         30 years

Jack E. Zimmerman            Trustee      1986-present   Retired Director, Regional                51             N/A
6778 Rosezita Lane                                       Marketing of Marietta Corporation &
Dayton, OH 45459                                         Director of Strategic Planning,
(DOB 2/3/28)                                             Martin Marietta Baltimore Aerospace.

Leo J. Hill                  Trustee      2002-present   Trustee, ATST (2001 - present);           92             N/A
7922 Bayou Club Blvd.                                    Director, TIS (2002 - present);
Largo, FL 33777                                          Owner & President, Prestige
(DOB 3/27/56)                                            Automotive Group (2001 - 2005);
                                                         President, L. J. Hill & Company
                                                         (1999 - Present); Market President,
                                                         Nations Bank of Sun Coast Florida
                                                         (1998 - 1999); President & CEO,
                                                         Barnett Banks of Treasure Coast
                                                         Florida (1994 - 1998); EVP & Senior
                                                         Credit Officer, Barnett Banks of
                                                         Jacksonville, Florida (1991 -
                                                         1994); SVP & Senior Loan
                                                         Administration Officer, Wachovia
                                                         Bank of Georgia (1976 - 1991)

Janice B. Case               Trustee      2002-          Trustee, ATST (2001 - present);           92      Director,
205 Palm Island NW                        present        Director, TIS (2002 - present); Sr.               Central Vermont
Clearwater, FL 33767                                     Vice President, Florida Power                     Public Service
(DOB 9/27/52)                                            Corporation (1996 - 2000);                        Corp (2001 -
                                                         Director, Cadence Network, Inc.                   present);
                                                         (1997 - 2004); Trustee, Morton                    Director,
                                                         Plant Mease Healthcare (1999 -                    Western
                                                         2005); Director Arts Center &                     Electricity
                                                         Theatre (2001 - present)                          Coordinating
                                                                                                           Council (2002 -
                                                                                                           present)

                                             TERM OF                                           NUMBER OF
                                           OFFICE AND                                           FUNDS IN
                                            LENGTH OF    PRINCIPAL OCCUPATION(S) DURING PAST    COMPLEX          OTHER
NAME, ADDRESS AND AGE         POSITION    TIME SERVED*                 5 YEARS                  OVERSEEN     DIRECTORSHIPS
---------------------        ----------   ------------   -----------------------------------   ---------   ----------------
Norm R. Nielsen              Trustee      2006-present   Trustee, ATST (2006-present);             92      Iowa Student
9687 Cypress Hammock, #201                               Director, TIS (2006 - present);                   Loan Liquidity
Bonita Springs, FL 34135                                 President, Kirkwood Community                     Corporation
(DOB 5/11/39)                                            College (1985 - 2005); Director,                  (1998-present)
                                                         Iowa Health Systems (1994 - 2003);                Buena Vista
                                                         Director, Iowa City Area                          University Board
                                                         Development (1996 - 2004)                         of Trustees
                                                                                                           (2004-present);
                                                                                                           U.S. Bank (1988
                                                                                                           - present)

John W. Waechter             Trustee      2005-present   Trustee, ATST (2004 - present);           92             N/A
5913 Bayview Circle                                      Director, TIS (2004 - present);
Gulfport, FL 33707                                       Executive Vice President, Chief
(DOB 2/25/52)                                            Financial Officer, Chief Compliance
                                                         Officer, William R. Hough & Co.
                                                         (1979 - 2004), Treasurer, The Hough
                                                         Group of Funds (1993 - 2004)

Robert L. Anderson, Ph.D.    Trustee      2005-          Dean, Professor, College of               51             N/A
3301 Bayshore Blvd., #1408                Present        Business, University of South
Tampa, FL 33629                                          Florida (1995 - present)
(DOB 10/30/40)

OFFICERS


                                                   TERM OF
                                                    OFFICE
                                                     AND
                                                    LENGTH
                                                   OF TIME
NAME, ADDRESS** AND AGE          POSITION         SERVED***       PRINCIPAL OCCUPATION(S) OR EMPLOYMENT DURING PAST 5 YEARS
-----------------------   ---------------------   ---------   ----------------------------------------------------------------
Dennis P. Gallagher       Sr. Vice President,     2006 -      Sr. Vice President, General Counsel & Secretary, ATST & TIS
(DOB: 12/19/70)           General Counsel &       present     (September 2006 - present); Vice President & Secretary, TII
                          Secretary                           (September 2006 - present); Director, Sr. Vice President,
                                                              General Counsel & Secretary, TFAI & TFS (September 2006 -
                                                              present); Director (1998 - June 2006), Deutsche Asset Management

Glenn E. Brightman        Sr. Vice President &    2005 -      Sr. Vice President & Principal Financial Officer, TA IDEX and
(DOB: 12/01/72)           Principal Financial     present     TIS (2005 - present); Vice President & Principal Financial
                          Officer                             Officer, TII (2005 - present); Sr. Vice President, TFS, TFAI
                                                              (2005 - present); Manager - Mutual Fund Accounting, The Vanguard
                                                              Group, Inc. (1996-2005)

T. Gregory Reymann, II    Senior Vice President   2004 -      Chief Compliance Officer & Senior Vice President, ATST, TA IDEX,
(DOB: 5/13/58)            and Chief Compliance    present     TFAI, TIS (2006 - present); Chief Compliance Officer (2006 -
                          Officer                             present) & Vice President (2005 - present), TII; Vice President
                                                              & Senior Counsel, TFS (2005 - 2006); Vice President & Counsel,
                                                              ATST, TA IDEX, TFAI, TIS (2004 - 2006), TFS (2004 - 2005) & TIF
                                                              (2004); Attorney, Gould, Cooksey, et. al. (2002 - -2004)


+    May be deemed an "interested person" (as that term is defined in the 1940
     Act) of TA IDEX because of his employment with TFAI or an affiliate of TFAI.


++ Independent Trustee ("Independent Trustee") means a trustee who is not an "interested person" (as defined under the 1940 Act) of TA IDEX (the "Independent Trustees")



* Each Trustee shall hold office until 1) his or her successor is elected and qualified or 2) he or she resigns or his or her term as a Trustee is terminated in accordance with the TA IDEX by-laws.TA IDEX will hold a shareholder meeting to elect the Board of Trustees at least once every five years.


** The business address of each officer is 570 Carillon Parkway, St. Petersburg, FL 33716. No officer of TA IDEX, except for the Chief Compliance Officer, receives any compensation from TA IDEX.

***  Elected and serves at the pleasure of the Board of Trustees of TA IDEX.

COMMITTEES OF THE BOARD



The Trustees are responsible for major decisions relating to a fund's objective, policies and techniques. They review investment decisions, although they do not actively participate on a regular basis in making such decisions. As of October 31, 2006, the Board of Trustees had the following standing committees that each perform specialized functions: an Audit Committee, Nominating Committee, Compensation Committee, Valuation Oversight Committee, Proxy Voting Committee, Governance Committee, Marketing Oversight Committee and Contract Review Committee. TA IDEX also has an Administrative Valuation Committee and Administrative Proxy Voting Committee, which consist of members of Management.



                                                                                                           NUMBER OF
                                                                                                            MEETINGS
                                                                                                          HELD DURING
                                                                                                          LAST FISCAL
COMMITTEE                                     FUNCTIONS                                 MEMBERS         YEAR 10/31/2006
---------             ---------------------------------------------------------   -------------------   ---------------
AUDIT                 The Audit Committee reviews the financial reporting         John W. Waechter,             6
                      process, the system of internal control, the audit          Chairman; Janice B.
                      process, and the Transamerica IDEX process for              Case; Charles C.
                      monitoring compliance with investment restrictions and      Harris; Daniel
                      applicable laws and the Transamerica IDEX Code of Ethics.   Calabria; Leo J.
                                                                                  Hill; Peter R.
                                                                                  Brown; William W.
                                                                                  Short, Jr. and
                                                                                  Russell A. Kimball,
                                                                                  Jr.

NOMINATING            The Nominating Committee operates under a written           Peter R. Brown,               1
                      charter. The Nominating Committee nominates and             Chairman; Daniel
                      evaluates Independent Trustee candidates. The               Calabria; Charles
                      Nominating Committee meets periodically, as                 C. Harris; William
                      necessary, and is solely responsible for the                W. Short, Jr. and
                      selection and nomination of potential candidates to         Russell A. Kimball,
                      serve on the Board. The Nominating Committee is             Jr.
                      solely responsible for the selection and nomination
                      of potential candidates to serve on the Board, the
                      Nominating Committee may consider nominations from
                      shareholders of the funds. Shareholders may submit
                      for the Nominating Committee's consideration,
                      recommendations regarding potential nominees for
                      service on the Board. Each eligible shareholder or
                      shareholder group may submit no more than one
                      nominee each calendar year.

                      In order for the Nominating Committee to consider shareholder submissions, the following requirements, among others, must be satisfied regarding the nominee: the nominee must satisfy all qualifications provided in Transamerica IDEX's organizational documents, including qualification as a possible
                      Independent Director/Trustee if the nominee is to serve in that capacity; the nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group; neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group; neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year

                                                                                                           NUMBER OF
                                                                                                            MEETINGS
                                                                                                          HELD DURING
                                                                                                          LAST FISCAL
COMMITTEE                                     FUNCTIONS                                 MEMBERS         YEAR 10/31/2006
---------             ---------------------------------------------------------   -------------------   ---------------
                      of the election for which the nominee's name was
                      submitted, during the immediately preceding calendar
                      year, or during the year when the nominee's name was
                      submitted, any consulting, advisory, or other
                      compensatory fee from the nominating shareholder or any
                      member of a nominating shareholder group; the nominee may
                      not be an executive officer, director/trustee or person
                      fulfilling similar functions of the nominating
                      shareholder or any member of the nominating shareholder
                      group, or of an affiliate of the nominating shareholder
                      or any such member of the nominating shareholder group;
                      the nominee may not control the nominating shareholder or
                      any member of the nominating shareholder group (or, in
                      the case of a holder or member that is a fund, an
                      interested person of such holder or member as defined by
                      Section 2(a)(19) of the 1940 Act); and a shareholder or
                      shareholder group may not submit for consideration a
                      nominee which has previously been considered by the
                      Nominating Committee.

                      In addition, in order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:
                      any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a fund's (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election
                      (each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination); in addition, such securities must continue to be held through the date of the meeting and the nominating shareholder or shareholder group must also bear the economic risk of the investment; and the nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote, (b) shared power to vote or direct the vote,
                      (c) sole power to dispose or direct the disposition of such shares, and (d) shared power to dispose or direct the disposition of such shares (in addition the certification shall provide that the shares have been held continuously for at least two years).

                      In assessing the qualifications of a potential candidate for membership on the Board, the Nominating Committee may consider the candidate's potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant.

                                                                                                           NUMBER OF
                                                                                                            MEETINGS
                                                                                                          HELD DURING
                                                                                                          LAST FISCAL
COMMITTEE                                     FUNCTIONS                                 MEMBERS         YEAR 10/31/2006
---------             ---------------------------------------------------------   -------------------   ---------------
COMPENSATION          Reviews compensation arrangements for each Trustee.         Janice B. Case;               1
                                                                                  Charles C. Harris,
                                                                                  Co-Chairs; Peter R.
                                                                                  Brown; Daniel
                                                                                  Calabria; Russell
                                                                                  A. Kimball, Jr.;
                                                                                  Leo J. Hill;
                                                                                  William W. Short,
                                                                                  Jr.; Jack E.
                                                                                  Zimmerman; Robert
                                                                                  L. Anderson; Norm
                                                                                  R. Nielsen and John
                                                                                  W. Waechter

VALUATION OVERSIGHT   Oversees the process by which the funds calculate           Leo J. Hill,                  3
                      their net asset value to verify consistency with the        Chairman; Charles
                      funds' valuation policies and procedures, industry          C. Harris; Robert
                      guidance, interpretative positions issued by the SEC        L. Anderson and
                      and its staff, and industry best practices.                 William W. Short,
                                                                                  Jr.

PROXY VOTING          Provides the fund's consent to vote in matters where        Russell A. Kimball,           1
                      the Adviser or Sub-Adviser seeks such consent               Jr., Chairman;
                      because of a conflict of interest that arises in            William W. Short,
                      connection with a particular vote, or for other             Jr. and Leo J. Hill
                      reasons. The Proxy Voting Committee also may review
                      the Adviser's and each Sub-Adviser's proxy voting
                      policies and procedures in lieu of submission of the
                      policies and procedures to the entire Board for
                      approval.

GOVERNANCE            Provides oversight responsibilities and monitors            Daniel Calabria,              2
                      certain issues, in consultation with the CCO and            Chairman; William
                      independent trustees' counsel, that affect the              W. Short, Jr.;
                      duties of independent members of the Board.                 Russell A. Kimball,
                                                                                  Jr. and Leo J. Hill

CONTRACT REVIEW       Reviews contracts between or among the funds and            Russell A. Kimball,           1
                      their service providers. Oversight responsibilities         Jr., Chairman;
                      for the process of evaluating new contracts,                Daniel Calabria;
                      reviewing existing contracts on a periodic basis and        Jack E. Zimmerman
                      making recommendations to the Board with respect to         and Janice B. Case
                      any contracts affecting the funds.

MARKETING             Oversees the marketing efforts on behalf of the             Robert L. Anderson,           5
OVERSIGHT             funds.                                                      Chairman and Janice
                                                                                  B. Case








The table below gives the dollar range of shares of the funds, as well as the aggregate dollar range of shares of all funds advised and sponsored by TFAI (collectively, the "Fund Complex"), owned by each Trustee as of December 31, 2005:

                                         AGGREGATE
                                       DOLLAR RANGE
                                         OF EQUITY
                                        SECURITIES
                                           IN ALL
                                         REGISTERED
                                         INVESTMENT
                            DOLLAR       COMPANIES
                             RANGE        OVERSEEN
                           OF EQUITY    BY TRUSTEES
                          SECURITIES   IN FAMILY OF
                            IN THE       INVESTMENT
 NAME OF TRUSTEE             FUNDS       COMPANIES
 ---------------          ----------   -------------
Peter R. Brown                -0-      Over $100,000
Daniel Calabria               -0-      Over $100,000
John K. Carter*(3)            -0-           -0-
Janice B. Case                -0-      Over $100,000
Charles C. Harris             -0-      Over $100,000
Leo J. Hill                   -0-      Over $100,000
Russell A. Kimball, Jr.       -0-      Over $100,000
William W. Short, Jr.         -0-      Over $100,000
Jack E. Zimmerman             -0-      Over $100,000
John W. Waechter              -0-      Over $100,000
Robert L. Anderson(1)         -0-           -0-
Norm R. Nielsen(2)            -0-           -0-



*    Interested Trustee


(1)  Mr. Anderson did not become a Trustee until September 2005.

(2)  Mr. Nielsen did not become a Trustee until May 2006.


(3)  Mr. Carter did not become a Trustee until September 2006.


CONFLICTS OF INTEREST

The following table sets forth information as of December 31, 2005 about securities owned beneficially or of record by each Independent Trustee or members of his or her immediate family, representing interests in the Investment Adviser, Sub-Adviser or Distributor of the funds, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Trustee's spouse, children residing in the Trustee's household and dependents of the Trustee.


                             NAME OF
                           OWNERS AND               TITLE
                          RELATIONSHIPS              OF      VALUE OF     PERCENT
NAME OF TRUSTEE            TO TRUSTEE     COMPANY   CLASS   SECURITIES   OF CLASS
---------------           -------------   -------   -----   ----------   --------
Peter R. Brown                 N/A          N/A      N/A        N/A         N/A
Charles C. Harris              N/A          N/A      N/A        N/A         N/A
Russell A. Kimball, Jr.        N/A          N/A      N/A        N/A         N/A
William W. Short, Jr.          N/A          N/A      N/A        N/A         N/A
Robert L. Anderson             N/A          N/A      N/A        N/A         N/A
Daniel Calabria                N/A          N/A      N/A        N/A         N/A
Janice B. Case                 N/A          N/A      N/A        N/A         N/A
Leo J. Hill                    N/A          N/A      N/A        N/A         N/A
Jack E. Zimmerman              N/A          N/A      N/A        N/A         N/A
John W. Waechter               N/A          N/A      N/A        N/A         N/A
Norm R. Nielsen (1)            N/A          N/A      N/A        N/A         N/A



(1)  Mr. Nielsen did not become a Trustee until May 2006.



Independent Trustees receive a total annual retainer fee of $64,000 from the TA IDEX funds, of which the funds pay a pro rata share allocable to each TA IDEX fund based on the relative assets of the fund. The Chairman of the Board also receives an additional retainer of $20,000 per year. Each Audit Committee member receives an additional retainer of $6,000. The audit committee financial expert also receives an additional retainer of $5,000. Any fees and expenses paid to Trustees who are affiliates of TFAI or AFSG are paid by TFAI and/or AFSG and not by the funds.



Under a non-qualified deferred compensation plan effective January 1, 1996 (the "Deferred Compensation Plan") available to the Trustees, compensation may be deferred that would otherwise be payable by Transamerica IDEX to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A shares of a fund (without imposition of sales charge), as elected by the Trustee. It is not anticipated that the Deferred Compensation Plan will have any material impact on the funds.



Under a retirement plan (the "Emeritus Plan") available to the Independent Trustees, each Independent Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee, calculated as follows:


                  Years
Years of       Eligible for
 Service        Service as
   as        Trustee Emeritus
 Trustee    ("Eligible Years")
--------   -------------------
    5               2
   10               3
   15               5


In a year in which an Independent Trustee earns an eligibility benefit (years 5, 10 and 15), Transamerica IDEX shall accrue and the Independent Trustee shall be credited an amount equal to 50% of his or her then-current annual retainer for the appropriate number of Eligible Years (2, 3 or 5). Such amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the fund. The Chairman and the Audit Committee's Financial Expert will also earn 50% of the additional retainers designated for such positions. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such. In addition, a Trustee Emeritus may be invited by the Board, but is not required, to attend meetings, and shall be available for consultation by the Trustees, Transamerica IDEX's officers and counsel. A Trustee Emeritus will receive reimbursement of actual and reasonable expenses incurred for attendance at Board meetings.


Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX.


The following table provides compensation amounts paid to Independent Trustees of the funds for the fiscal year ended October 31, 2006.


                               COMPENSATION TABLE


                                                                                                     TOTAL COMPENSATION
                                         AGGREGATE        PENSION OR RETIREMENT   ESTIMATED ANNUAL    PAID TO TRUSTEES
                                     COMPENSATION FROM     BENEFITS ACCRUED AS      BENEFIT UPON          FROM FUND
NAME OF PERSON, POSITION           TRANSAMERICA IDEX(1)   PART OF FUND EXPENSES      RETIREMENT          COMPLEX(2)
------------------------           --------------------   ---------------------   ----------------   ------------------
Peter R. Brown, Trustee                 $ 85,500.00            $210,000.00               N/A            $  201,125.00
Daniel Calabria, Trustee                $ 67,000.00            $ 96,000.00               N/A            $  161,625.00
Janice B. Case, Trustee                 $ 67,000.00            $ 64,000.00               N/A            $  161,625.00
Charles C. Harris, Trustee              $ 66,500.00            $ 96,000.00               N/A            $  161,125.00
Leo J. Hill, Trustee                    $ 67,000.00            $ 64,000.00               N/A            $  161,625.00
Russell A. Kimball, Jr., Trustee        $ 61,500.00            $ 96,000.00               N/A            $  156,125.00
William W. Short, Jr., Trustee          $ 67,000.00            $160,000.00               N/A            $  161,625.00
Jack E. Zimmerman, Trustee              $ 57,000.00            $160,000.00               N/A            $   57,000.00
John W. Waechter(3)                     $ 70,750.00                     --               N/A            $  169,125.00
Robert L. Anderson(4)                   $ 57,000.00                     --               N/A            $   57,000.00
Norm Nielsen(5)                         $ 16,000.00                     --               N/A            $   38,800.00
                                        -----------            -----------               ---            -------------
   Total:                               $682,250.00            $946,000.00               N/A            $1,486,800.00
                                        ===========            ===========               ===            =============



(1) Of this aggregate compensation, the total amounts deferred (including earnings) and accrued for the benefit of the participating Trustees for the year ended October 31, 2006 were as follows: Peter R. Brown, $27.03; Daniel Calabria, $65,350.08; William W. Short, Jr., $36.59; Charles C. Harris, $2,900.00; Russell A. Kimball, Jr., $16,665.26; Janice B. Case, $0; Leo J. Hill, $22,270.14; Jack E. Zimmerman, $0, Robert L. Anderson, $12,000.00; Norm R. Nielsen, $0; and John W. Waechter, $0.


(2)  The Fund Complex currently consists of Transamerica IDEX, ATST and TIS.

(3)  Mr. Waechter did not become a Trustee until February 25, 2005.

(4)  Mr. Anderson did not become a Trustee until September, 2005.

(5)  Mr. Nielsen did not become a Trustee until May, 2006


During the fiscal year ended October 31, 2006, the TA IDEX funds paid $1,566,441 in Trustees' fees and expenses (including amounts accrued for Emeritus Plan). As of December 31, 2005, the Trustees and Officers held in the aggregate less than 1% of the outstanding shares of each of the TA IDEX funds.


                      SHAREHOLDER COMMUNICATION PROCEDURES
                             WITH BOARD OF TRUSTEES

The Board of Trustees of TA IDEX has adopted these procedures by which shareholders of a fund may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of TA IDEX ("Secretary"), as follows:

                              Board of Trustees
                              Transamerica IDEX Mutual Funds
                              c/o Secretary
                              570 Carillon Parkway
                              St. Petersburg, Florida 33716

Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the underlying portfolio of the fund to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Usually, with respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to the fund or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the fund, or (ii) is ministerial in nature (such as a request for fund literature, share data or financial information).

                          NET ASSET VALUE DETERMINATION

The price at which shares are purchased or redeemed is the net asset value per share ("NAV") that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the funds or an authorized intermediary.

WHEN SHARE PRICE IS DETERMINED

The NAV of each fund is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the NAV of a fund holding foreign securities may change on days when the shareholders will not be able to buy or sell shares of the fund).


Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.


Orders for shares of the TA IDEX asset allocation funds that invest in Class I shares of the funds and corresponding orders for Class I shares of the funds are priced on the same day when orders for shares of the asset allocation funds are received. Consequently, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds before the close of business on the NYSE is deemed to constitute receipt of a proportional order for the corresponding Class I shares of the funds on the same day, so that both orders generally will receive that day's NAV.

HOW NAV IS DETERMINED

The NAV of each fund is calculated by taking the value of its assets, less liabilities, and dividing by the number or shares the fund (or class) that are then outstanding.


In general, securities and other investments are valued at market value when market quotations are readily available. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by the investment company.



When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.


Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with the fund's valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

The funds will distribute all or substantially all of its net investment income and net capital gains to its shareholders annually.

                               PURCHASE OF SHARES

As stated in the prospectus, Class I shares of the TA IDEX funds in this SAI are currently only offered for investment to certain funds of funds of ATST: ATST Asset Allocation - Conservative Portfolio, ATST Asset Allocation - Growth Portfolio, ATST Asset Allocation - Moderate Growth Portfolio, ATST Asset Allocation - Moderate Portfolio and ATST International Moderate Growth Fund and the following TA IDEX funds of funds: TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Growth Portfolio, TA IDEX Asset Allocation
- Moderate Growth Portfolio, TA IDEX Asset Allocation - Moderate Portfolio, TA IDEX Multi-Manager International Fund and TA IDEX Multi-Manager Alternative Strategies Fund. Class I shares may be offered to other persons at any time in the future.

                              REDEMPTION OF SHARES

Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will ordinarily be made within three business days of the receipt of a valid redemption order. The value of shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the funds' net assets at the time of redemption.

Shares will normally be redeemed for cash, although a fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. TA IDEX has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities for purposes of calculating the funds' NAV, and such valuation will be made as of the same time the redemption price is determined. Upon any distributions in kind, shareholders may appeal the valuation of such securities by writing to TFS.

Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.

                                      TAXES

In order to qualify as a regulated investment company ("RIC"), each fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income.

Each fund expects to qualify, for treatment as a RIC under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or foreign currencies ("Income Requirement"); (2) at the close of each quarter of the funds' taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that, with respect to any one issuer, do not exceed 5% of the value of the funds' total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the funds' taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, in two or more issuers that the fund controls and which are engaged in the same or similar trades or businesses or of one or more qualified publicly traded partnerships. If the fund qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then the fund should have little or no income taxable to it under the Code. Shareholders of a RIC generally are required to include these distributions as ordinary income, to the extent the distributions are attributable to the RIC's investment income (except for qualifying dividends as discussed below), net short-term capital gain, and certain net realized foreign exchange gains, or as capital gains, to the extent of the RICs net capital gain (i.e., net long-term capital gains over net short-term capital losses). If a fund fails to qualify as a regulated investment company, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will constitute ordinary dividend income to the extent of the fund's available earnings and profits.

The funds will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts from prior periods. The funds intend to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.

Tax laws generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by a fund are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder and the fund will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.


Upon the sale or other disposition of fund shares, or upon receipt of a distribution in complete liquidation of the fund, a shareholder usually will realize a capital gain or loss. This loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the sale or exchange of shares if the disposed of shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days. The 61-day time window begins 30 days before and ends 30 days after the date of the sale or exchange of such shares. Should a disposition fall within this 61 day window, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less will be treated as a long term capital loss, to the extent of any distributions of net capital gains deemed received by the shareholder, with respect to such shares.



Dividends and interest received by a fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. However, tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. In addition, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors and most U.S. tax conventions preclude the imposition of such taxes.


Passive Foreign Investment Companies -- Each fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively, "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. If such a tax is imposed on a fund, the balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to the fund to the extent that the income is distributed to its shareholders. If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."


In addition, another election may be available that would involve "marking to market" a fund's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized as of such date although any such gains will be ordinary income rather than capital gain. If this election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could incur nondeductible interest charges. A fund's intention to qualify annually as a regulated investment company may limit a fund's ability to make an election with respect to PFIC stock.


Generally, the hedging transactions undertaken by a fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a fund which is taxed as ordinary income when distributed to shareholders.

A fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that invests in a fund which did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. Each fund intends to account for such transactions in a manner deemed by it to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of each fund as a regulated investment company might be affected.

The requirements applicable to a fund's qualification as a regulated investment company may limit the extent to which the fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed at the rate of tax applicable to ordinary income.

Market Discount -- If a fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase amount is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the fund in each taxable year in which the fund owns an interest in such debt security and receives a principal payment on it. In particular, the fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary income (not capital gain) to the extent of the "accrued market discount", which will flow-through the fund and to shareholders when distributed.

Original Issue Discount -- Certain debt securities acquired by a fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Therefore, the amount of ordinary income the fund may have to distribute would increase.

Some debt securities may be purchased by the funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Constructive Sales -- These rules may affect timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a fund enters into certain transactions in property while holding substantially identical property, the fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the fund's holding period and the application of various loss deferral provisions of the Code.

Foreign Taxation -- Income received by a fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will ultimately reduce the amount of dividends and distributions paid to the fund's shareholders.

Foreign Currency Transactions -- Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time that a fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that the fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders as ordinary income which may increase the fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Backup Withholding -- A fund may be required to withhold U.S. Federal income tax at the rate of 28% of all amounts deemed to be distributed The 28% rate applies to shareholders receiving payments who:

a.   fail to provide a fund with their correct taxpayer identification number,

b.   fail to make required certifications or,

c. have been notified by the Internal Revenue Service that they are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld will be credited against a shareholder's U.S. Federal income tax liability. Corporate shareholders and certain other shareholders are exempt from such backup withholding

TAXATION OF NON-U.S. SHAREHOLDERS. Dividends from investment company taxable income attributable to the funds' taxable year beginning before January 1, 2005 or after December 31, 2007 and paid to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") may be subject to a 30% withholding tax unless the applicable tax rate is reduced by a treaty between the United States and the shareholder's country of residence. Dividends from investment company taxable income attributable to the funds' taxable year beginning after December 31, 2004 or before January 1, 2008 that are attributable to short-term capital gains or "qualified interest income" may not be subject to withholding tax, provided that the fund elects to follow certain procedures. A fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Withholding does not apply to a dividend paid to a foreign shareholder that is "effectively connected with the shareholder's conduct of a trade or business within the United States," in which case the withholding requirements applicable to domestic taxpayers apply.

The treatment of income dividends and capital gains distributions by a fund to shareholders under the various state income tax laws may not parallel that under the federal law. Qualification as a regulated investment company does not involve supervision of the funds' management or of its investment policies and practices by any governmental authority.

Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including their state and local tax liabilities. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

                             PRINCIPAL SHAREHOLDERS


The funds had not commenced operations prior to the date of this prospectus; therefore,,there were no outstanding shares as of the date of this SAI.


                                  MISCELLANEOUS

ORGANIZATION

Each fund is a series of Transamerica IDEX, a Delaware statutory trust that currently is governed by a Declaration of Trust ("Declaration of Trust") dated as of February 25, 2005.


On September 20, 1996 in a tax-free reorganization, TA IDEX Janus Growth (formerly IDEX II Growth Fund) acquired all of the assets and assumed all of the liabilities of IDEX Fund and IDEX Fund 3 in exchange for Class T shares of IDEX

Janus Growth which were then distributed on a pro rata basis to the respective shareholders of IDEX Fund and IDEX Fund 3. Upon closing of the reorganization, IDEX II Series Fund changed its name to IDEX Series Fund. IDEX Series Fund became IDEX Mutual Funds effective March 1, 1999. Effective March 1, 2004, IDEX Mutual Funds changed its name to Transamerica IDEX Mutual Funds.


TA IDEX held a special meeting of shareholders on February 25, 2005 for the purposes of approving, among other things, reorganizing TA IDEX from a Massachusetts business trust to a Delaware statutory trust. The shareholders of TA IDEX approved this reorganization, funds that have been formed as part of the Delaware statutory trust and which are identical to the then-current funds, assumed the assets and liabilities of the then-current funds and the Delaware statutory trust assumed the registration statement of the Massachusetts business trust.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits Transamerica IDEX to issue an unlimited number of shares of beneficial interest. Shares of Transamerica IDEX are fully paid and nonassessable when issued. Shares of Transamerica IDEX have no preemptive, cumulative voting, conversion or subscription rights. Shares of Transamerica IDEX are fully transferable but Transamerica IDEX is not bound to recognize any transfer until it is recorded on the books.

The Declaration of Trust provides that each of the Trustees will continue in office until the termination of Transamerica IDEX or his earlier death, resignation, bankruptcy or removal. Vacancies may be filled by a majority of the remaining trustees, subject to certain limitations imposed by the 1940 Act. Transamerica IDEX will hold a shareholder meeting to elect the Board of Trustees at least once every five years. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, to terminate or reorganize Transamerica IDEX, to amend the Declaration of Trust, on whether to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Transamerica IDEX bylaws, or at the request of the Trustees.

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM


PricewaterhouseCoopers LLP located at 101 East Kennedy Boulevard, Suite 1500, Tampa, FL 33602-5147 serves as independent registered certified public accounting firm for Transamerica IDEX.


CODES OF ETHICS

Transamerica IDEX, TFAI, the sub-advisers and AFSG each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of Transamerica IDEX, TFAI, the sub-advisers and AFSG from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by a fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

PROXY VOTING POLICIES AND PROCEDURES

As detailed in the Transamerica IDEX Proxy Voting Policies and Procedures below, Transamerica IDEX uses the proxy voting policies and procedures of the adviser and/or sub-advisers to determine how to vote proxies relating to securities held by the Transamerica IDEX funds. The proxy voting policies and procedures of TFAI and each sub-adviser are attached hereto as Appendix B.

Transamerica IDEX files SEC Form N-PX, with the complete proxy voting records of the funds for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from Transamerica IDEX, upon request by calling 1-888-233-4339; and (2) on the SEC's website at www.sec.gov.

TRANSAMERICA IDEX PROXY VOTING POLICIES AND PROCEDURES - ADOPTED EFFECTIVE JUNE 10, 2003.

I. STATEMENT OF PRINCIPLE

Transamerica IDEX seeks to assure that proxies received by the funds are voted in the best interests of the funds' stockholders and have accordingly adopted these procedures.

II. DELEGATION OF PROXY VOTING/ADOPTION OF ADVISER AND SUB-ADVISER POLICIES

Each fund delegates the authority to vote proxies related to portfolio securities to Transamerica Fund Advisors, Inc. (the "Adviser"), as investment adviser to Transamerica IDEX, which in turn delegates proxy voting authority for most portfolios of Transamerica IDEX to the sub-adviser retained to provide day-to-day portfolio management for that fund. The Board of Trustees of Transamerica IDEX adopts the proxy voting policies and procedures of the adviser and sub-advisers as the proxy voting policies and procedures that will be used by each of these respective entities when exercising voting authority on behalf of Transamerica IDEX.

III. PROXY COMMITTEE

The Board of Trustees of Transamerica IDEX has appointed a committee of the Board (the "Proxy Committee") for the purpose of providing the funds' consent to vote in matters where the adviser or sub-adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons. The Proxy Committee also may review the adviser's and each sub-adviser's proxy voting policies and procedures in lieu of submission of the policies and procedures to the entire Board for approval.

IV. ANNUAL REVIEW OF PROXY VOTING POLICIES OF ADVISER AND SUB-ADVISERS

The Board of Trustees of Transamerica IDEX or the Proxy Committee of Transamerica IDEX will review on an annual basis the proxy voting policies of the adviser and sub-advisers applicable to Transamerica IDEX.

                             PERFORMANCE INFORMATION

Average Annual Total Return Quotation

Quotations of average annual total return for a particular class of shares of a fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the fund over periods of 1, 5, and 10 years. These are the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:

                                         n
                                 P(1 + T)  = ERV

Where:

  P  =   a hypothetical initial payment of $1,000,

  T  =   the average annual total return,

  n  =   the number of years, and

ERV  =   the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Average Annual Total Return (After Taxes on Distributions) Quotation

Each fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a fund over periods of 1, 5 and 10 years (up to the life of the fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                        n
                                P(1 + T)  = ATV
                                               D

Where:

  P  =   a hypothetical initial payment of $1,000,

  T  =   the average annual total return (after taxes on distributions),

  n  =   the number of years, and

ATV  =   ending value of a hypothetical $1,000 payment made at the beginning of
   D the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, a fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the fund from the beginning date of the measuring period. These figures reflect changes in the price of the fund's shares and assume that any income dividends and/or capital gains distributions made by the fund during the period were reinvested in shares of the fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

Each fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a fund over periods of 1, 5 and 10 years (up to the life of the fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                        n
                                P(1 + T)  = ATV
                                               DR
Where:

  P   =  a hypothetical initial payment of $1,000,

  T   =  the average annual total return (after taxes on distributions and redemptions),

  n   =  the number of years, and

ATV   =  ending value of a hypothetical $1,000 payment made at the beginning of
   DR the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemptions.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, a fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the fund from the beginning date of the measuring period. These figures reflect changes in the price of the fund's shares and assume that any income dividends and/or capital gains distributions made by the fund during the period were reinvested in shares of the fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the fund's operations, or on a year-by-year basis).




                              FINANCIAL STATEMENTS


As the funds have not yet commenced operations as of the date of this SAI, there are no financial statements to include in this SAI.

                                   APPENDIX A


                          PORTFOLIO MANAGER INFORMATION




















TA IDEX LOOMIS SAYLES BOND



OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS



As of September 30, 2006, Kathleen C. Gaffney, lead manager of the Fund, also managed 8 registered investment accounts with assets of approximately $12.6 billion, 0 pooled accounts, and 63 other accounts with assets of approximately $5.0 billion. None of these have an advisory fee based on the performance of the account.


As of September 30, 2006, Daniel J. Fuss, co-portfolio manager of the Fund, also managed 14 registered investment accounts with assets of approximately $14.5 billion, 4 pooled accounts with assets of approximately $259.5 million, and 82 other accounts with assets of approximately $10.1 billion. 4 of these have an advisory fee based on the performance of the account.


As of September 30, 2006, Matthew J. Eagan, co-portfolio manager of the Fund, also managed 6 registered investment accounts with assets of approximately $797.7 million, 1 pooled account with assets of approximately $135.9 million, and 41 other accounts with assets of approximately $2.0 billion. None of these have an advisory fee based on the performance of the account.



As of September 30, 2006, Elaine M. Stokes, co-portfolio manager of the Fund, also managed 5 registered investment accounts with assets of approximately $758.4 million, 0 pooled accounts, and 34 other accounts with assets of approximately $1.1 billion. 1 of these has an advisory fee based on the performance of the account.


CONFLICTS OF INTEREST

The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

COMPENSATION

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components
- base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

BASE SALARY is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

VARIABLE COMPENSATION is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors - investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group's Chief Investment Officer
(CIO) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of an external benchmark and a customized peer group. The benchmark used for the investment style utilized for TA IDEX Loomis Sayles Bond is the Lehman Government/Credit Index. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager's relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five-year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks because it believes they represent an appropriate combination of the competitive fixed income product universe and the investment styles offered by the firm.

Loomis Sayles has developed and implemented a LONG-TERM INCENTIVE PLAN to attract and retain investment talent. The plan supplements existing compensation. This plan has several important components distinguishing it from traditional equity ownership plans:

     - the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

     - upon retirement a participant will receive a multi-year payout for his or her vested units;

     - participation is contingent upon signing an award agreement, which includes a non-compete covenant.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Mr. Fuss's compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss' total variable compensation may be significantly lower than the percentage reflected above. Mr. Fuss also received fixed payments related to his continued service with the firm. These payments were made by the parent company of Loomis Sayles pursuant to an agreement entered into at the time of the parent company's acquisition of Loomis Sayles' previous parent company.

Portfolio managers also participate in the Loomis Sayles PROFIT SHARING PLAN, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

OWNERSHIP OF SECURITIES

As of September 30, 2006, the portfolio managers did not beneficially own any equity securities in the Fund.

TA IDEX MELLON MARKET NEUTRAL STRATEGY

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS


As of September 30, 2006, Michael F. Dunn, co-portfolio manager of the Fund, also managed 3 registered investment accounts with assets of approximately $252 million, 2 pooled accounts with assets of approximately $64 million, and 10 other accounts with assets of approximately $2,024 million. Three of these have an advisory fee based on the performance of the account.



As of September 30, 2006, Oliver E. Buckley, co-portfolio manager of the Fund, also managed 3 registered investment accounts with assets of approximately $$329 million, 0 pooled accounts, and 16 other accounts with assets of approximately $$4,403 million. Three of these have an advisory fee based on the performance of the account.



As of September 30, 2006, John S. Cone, co-portfolio manager of the Fund, also managed 4 registered investment accounts with assets of approximately $11,716 million, 0 pooled accounts with assets of approximately $0 million, and 16 other accounts with assets of approximately $4,316 million. Two of these have an advisory fee based on the performance of the account.



CONFLICTS OF INTEREST



In managing other funds, certain conflicts of interest may arise. The sub-adviser may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. The sub-adviser has developed policies and procedures designed to reasonably mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.









COMPENSATION



The portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the Franklin Portfolio Associates, LLC ("FPA") Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Company performance. The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for investment professionals are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to FPA.



All portfolio managers are also eligible to participate in the FPA Long Term Investment Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of FPA (capped at 20% per year). Management has discretion with respect to actual participation and award size.



Mellon Elective Deferred Compensation Plan



Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon's elective deferred compensation plan.

OWNERSHIP OF SECURITIES





As of September 30, 2006, the portfolio managers did not beneficially own any equity securities in the Fund.

TA IDEX BLACKROCK NATURAL RESOURCES

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER


As of September 30, 2006, Robert Shearer, portfolio manager of the Fund, also managed 4 registered investment accounts with assets of approximately $1,325 million, 0 pooled accounts and 0_other accounts. None of these have an advisory fee based on the performance of the account.


CONFLICTS OF INTEREST

In managing other funds, certain conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. The sub-adviser has adopted policies and procedures that seek to minimize the effects of these conflicts.

Generally, funds in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings, industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. In addition, the sub-adviser has adopted policies and procedures that seek to treat all clients fairly and equitably and minimize the effects of any conflicts of interest.

COMPENSATION

Portfolio Manager Compensation Overview

The portfolio manager compensation program of BlackRock Inc. and its affiliates (collectively, herein "BlackRock") is critical to BlackRock's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

Compensation Program

The elements of total compensation for BlackRock portfolio managers are: fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

Base Salary

Under the BlackRock approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation

BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is based on a formulaic compensation program.

BlackRock's formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager's tenure is less than 5-years, performance periods will reflect time in position. For these purposes, the investment performance of the Fund is compared to the Lipper Natural Resources Funds classification. Portfolio managers are compensated based on products they manage. A smaller discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

Cash Bonus

Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Stock Bonus

A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of stock of BlackRock, Inc. (the "Company"). Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Company's shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers, therefore, have a direct incentive to protect the Company's reputation for integrity.

Other Compensation Programs

Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of BlackRock mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

Other Benefits

Portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

OWNERSHIP OF SECURITIES

Aggregate Dollar Range of Securities in the Fund

As of September 30, 2006, the portfolio manager did not beneficially own any equity securities in the Fund.

TA IDEX UBS DYNAMIC ALPHA

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER


As of September 30, 2006, Brian D. Singer, portfolio manager of the Fund, also managed 7 registered investment accounts with assets of approximately $8,748 million, 10 pooled accounts with assets of approximately $9,160 million(1), and 27 other accounts with assets of approximately $3,015 million. None of these have an advisory fee based on the performance of the account, except as noted.



(1) One of these accounts with approximately $180 million has an advisory fee based upon the performance of the account.


CONFLICTS OF INTEREST

The management of the Fund and other accounts by a portfolio manager could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the Fund. The portfolio manager and his team manage the Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Advisor manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

COMPENSATION

The compensation received by portfolio managers at UBS Global Asset Management, including the Fund's portfolio manager, includes a base salary and incentive compensation based on their personal performance. UBS Global Asset Management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of the investment professionals with the interests of UBS Global Asset Management's clients. Overall compensation can be grouped into four categories:

     - Competitive salary, benchmarked to maintain competitive compensation opportunities.

     - Annual bonus, tied to individual contributions and investment performance.

     - UBS equity awards, promoting company-wide success and employee retention.




BASE SALARY is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

ANNUAL BONUSES are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals' interests with those of UBS Global Asset Management's clients. A portion of each portfolio manager's bonus is based on the performance of each Fund the portfolio manager manages as compared to the Fund's broad-based index over a three-year rolling period.

UBS AG EQUITY. Senior investment professionals, including each portfolio manager of the Funds, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical importance of creating long-term business value and also serves as an effective retention tool as the equity shares typically vest over a number of years.

OWNERSHIP OF SECURITIES

As of September 30, 2006, the portfolio manager did not beneficially own any equity securities in the Fund.


































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

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

TRANSAMERICA FUND ADVISORS, INC.

PROXY VOTING POLICIES AND PROCEDURES ("TFAI PROXY POLICY")

PURPOSE. The TFAI Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and TFAI's fiduciary and other duties to its clients. The purpose of the TFAI Proxy Policy is to ensure that where TFAI exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TFAI clients exercise voting authority with respect to TFAI client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TFAI client.

TFAI'S ADVISORY ACTIVITIES. TFAI acts as investment adviser to Transamerica IDEX Mutual Funds, Transamerica Income Shares, Inc., Transamerica Index Funds, Inc. and AEGON/Transamerica Series Fund, Inc. (collectively, the "Funds"). For most of the investment portfolios comprising the Funds, TFAI has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TFAI and each sub-adviser (each, a "Sub-Adviser" and collectively, the "Sub-Advisers") and approved by the Board of Trustees/Directors/Managers of the client Fund (the "Board"). TFAI serves as a "manager of managers" with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).

SUMMARY OF THE TFAI PROXY POLICY. TFAI delegates the responsibility to exercise voting authority with respect to securities held in the funds' portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TFAI will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TFAI is called upon to exercise voting authority with respect to client securities, TFAI generally will vote in accordance with the recommendation of Institutional Shareholder Services, Inc. ("ISS") or another qualified independent third party, except that if TFAI believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TFAI will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.

DELEGATION OF PROXY VOTING AUTHORITY TO SUB-ADVISERS. TFAI delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser's proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a "Sub-Adviser Proxy Policy" and collectively, the "Sub-Adviser Proxy Policies").

ADMINISTRATION, REVIEW AND SUBMISSION TO BOARD OF SUB-ADVISER PROXY POLICIES - APPOINTMENT OF PROXY ADMINISTRATOR. TFAI will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the "Proxy Administrator").

INITIAL REVIEW. On or before July 1, 2003, the Proxy Administrator will collect from each Sub-Adviser:


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

-    its Sub-Adviser Proxy Policy;

- a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser's interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and

- a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client fund's registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

- The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TFAI making a recommendation to the Board. In conducting its review, TFAI recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator's review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:

          - whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;

          - whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and

          - whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).

- The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

- TFAI will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator's review of the Sub-Adviser Proxy Policy provided for in
     Section V.B.2.

- TFAI will follow the same procedure in connection with the engagement of any new Sub-Adviser.

-    Subsequent Review

- TFAI will request that each Sub-Adviser provide TFAI with prompt notice of any material change in its Sub-Adviser Proxy Policy. TFAI will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TFAI will request that each Sub-Adviser provide TFAI with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TFAI and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.

RECORD OF PROXY VOTES EXERCISED BY SUB-ADVISER. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will


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

maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to each Fund. If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

TFAI EXERCISE OF PROXY VOTING AUTHORITY - USE OF INDEPENDENT THIRD PARTY. If TFAI is called upon to exercise voting authority on behalf of a Fund client, TFAI will vote in accordance with the recommendations of ISS or another qualified independent third party (the "Independent Third Party"), provided that TFAI agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.

CONFLICT WITH VIEW OF INDEPENDENT THIRD PARTY. If, in its review of the Independent Third Party recommendation, TFAI believes that the recommendation is not in the best interests of the Fund client, TFAI will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TFAI or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TFAI's proposed vote.

ASSET ALLOCATION PORTFOLIOS. For any asset allocation portfolio managed by TFAI and operated, in whole or in part, as a "fund of funds", TFAI will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TFAI will seek Board (or Committee) consent with respect to TFAI's proposed vote in accordance with the provisions of
Section VI.B.

CONFLICTS OF INTEREST BETWEEN TFAI OR ITS AFFILIATES AND THE FUNDS. The TFAI Proxy Voting Policy addresses material conflicts that may arise between TFAI or its affiliates and the Funds by, in every case where TFAI exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

RECORDKEEPING - RECORDS GENERALLY MAINTAINED. In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TFAI to maintain the following records:

-    the TFAI Proxy Voting Policy; and

-    records of Fund client requests for TFAI proxy voting information.

RECORDS FOR TFAI EXERCISE OF PROXY VOTING AUTHORITY. In accordance with Rule 204-2(c)(2) under the Advisers Act, if TFAI exercises proxy voting authority pursuant to Section VI above, TFAI, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

- proxy statements received regarding matters it has voted on behalf of Fund clients;

-    records of votes cast by TFAI; and

- copies of any documents created by TFAI that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

RECORDS PERTAINING TO SUB-ADVISER PROXY POLICIES. The Proxy Administrator will cause TFAI and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:


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

-    each Sub-Adviser Proxy Policy; and

-    the materials delineated in Article V above.

If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

TIME PERIODS FOR RECORD RETENTION. All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TFAI.

PROVISION OF TFAI PROXY POLICY TO FUND CLIENTS. The Proxy Administrator will provide each fund's Board (or a Board Committee) a copy of the TFAI Proxy Policy at least once each calendar year.


LOOMIS, SAYLES & COMPANY, L.P.

















[Summary]

Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' proxy voting procedures ("Procedures") and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles' Procedures and the Proxy Voting Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client's best interests are served by voting otherwise.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles' clients.

The specific responsibilities of the Proxy Committee, include, (1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information,


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

opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

FRANKLIN PORTFOLIO ASSOCIATES, LLC

MELLON FINANCIAL CORPORATION
PROXY VOTING POLICY (Approved 09/08/06)

     1. Scope of Policy - This Proxy Voting Policy has been adopted by the investment advisory subsidiaries of Mellon Financial Corporation ("Mellon"), the investment companies advised by such subsidiaries (the "Funds"), and the banking subsidiaries of Mellon (Mellon's investment advisory and banking subsidiaries are hereinafter referred to individually as a "Subsidiary" and collectively as the "Subsidiaries").

     2. Fiduciary Duty - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

     3. Long-Term Perspective - We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

     4. Limited Role of Shareholders - We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

     5. Anti-takeover Proposals - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

     6. "Social" Issues - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

     With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client's portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.


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

     7. Proxy Voting Process - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Mellon Proxy Policy Committee (the "Committee"), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

     8. Material Conflicts of Interest - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

     9. Securities Lending - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

     10. Recordkeeping - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

     11. Disclosure - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

BLACKROCK INVESTMENT MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

FOR BLACKROCK ADVISORS, LLC
And Its Affiliated SEC Registered Investment Advisers - September 30, 2006

     These Proxy Voting Policies and Procedures ("Policy") for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers(1) ("BlackRock") reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock's clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.(2) Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock's authority to manage, acquire and dispose of account assets.


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

     When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client's agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client's best interests,(3) whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 ("ERISA").(4) When voting proxies for client accounts (including investment companies), BlackRock's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(5) It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.

----------
(1) The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.

(2) In certain situations, a client may direct BlackRock to vote in accordance with the client's proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

(3) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3,
     2003).

(4) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2

(5) Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

     Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

     In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients.(6) The Committee is comprised of senior members of BlackRock's Portfolio Management Group and advised by BlackRock's Legal and Compliance Department.6 Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.

     I. SCOPE OF COMMITTEE RESPONSIBILITIES

     The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.(7)

     The Committee shall establish BlackRock's proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting


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guidelines will be applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

     The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues - such as approval of mergers and other significant corporate transactions - require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(8)

     While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock's

----------
(7) The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

(8) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

clients, on how best to maximize economic value in respect of a particular investment.

     The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.(9) All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee's determinations and records shall be treated as proprietary, nonpublic and confidential.

     The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee's attention and that the Committee's proxy voting decisions are appropriately disseminated and implemented.

     To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder Services ("ISS") in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.(9) The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

II. SPECIAL CIRCUMSTANCES

     Routine Consents. BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as "proxies" subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

     Securities on Loan. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client's determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client's best interest and requests that the security be recalled.

     Voting Proxies for Non-US Companies. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings,
(ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. As a consequence, BlackRock votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer's shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

     Securities Sold After Record Date. With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

     Conflicts of Interest. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a "BlackRock Affiliate"), or a money management or other client of BlackRock (a "BlackRock Client").(10) In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

     - The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock's clients; and

     - if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client's best interest notwithstanding the conflict.

----------
(10) Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

III. VOTING GUIDELINES

     The Committee has determined that it is appropriate and in the best interests of BlackRock's clients to adopt the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee's judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

     A. Boards of Directors

     These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee's history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

     The Committee's general policy is to vote:

#      VOTE and DESCRIPTION
----   --------------------
A.1    FOR nominees for director of United States companies in uncontested elections, except for nominees who

          - have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business

          -    voted to implement or renew a "dead-hand" poison pill

          - ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

          - failed to act on takeover offers where the majority of the shareholders have tendered their shares

          - are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

          - on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance

          -    sit on more than six boards of public companies

A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis

A.3 FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.4 AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.5    AGAINST proposals supporting cumulative voting

A.6    FOR proposals eliminating cumulative voting

A.7    FOR proposals supporting confidential voting

A.8    FOR proposals seeking election of supervisory board members

A.9 AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

A.10   AGAINST shareholder proposals for term limits for directors

A.11 FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older

A.12 AGAINST shareholder proposals requiring directors to own a minimum amount of company stock

A.13 FOR proposals requiring a majority of independent directors on a Board of Directors

A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees

A.15 FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors

A.16 AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer

A.17   FOR proposals to elect account inspectors

A.18 FOR proposals to fix the membership of a Board of Directors at a specified size

A.19 FOR proposals permitting shareholder ability to nominate directors directly

A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly

A.21   FOR proposals permitting shareholder ability to remove directors directly

A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly

     B. Auditors

     These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

     The Committee's general policy is to vote:

B.1    FOR approval of independent auditors, except for

       - auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent

       - auditors who have rendered an opinion to any company which in the Committee's opinion is either not consistent with best accounting practices or not indicative of the company's financial situation

       - on a case-by-case basis, auditors who in the Committee's opinion provide a significant amount of non-audit services to the company

B.2    FOR proposals seeking authorization to fix the remuneration of auditors

B.3    FOR approving internal statutory auditors

B.4 FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years

     C. Compensation and Benefits

     These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

     The Committee's general policy is to vote:

C.1    IN ACCORDANCE WITH THE RECOMMENDATION OF ISS

       on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2    FOR proposals to eliminate retirement benefits for outside directors

C.3    AGAINST proposals to establish retirement benefits for outside directors

C.4 FOR proposals approving the remuneration of directors or of supervisory board members

C.5    AGAINST proposals to reprice stock options

C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.

C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years

C.8    AGAINST proposals seeking to pay outside directors only in stock

C.9 FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits

C.10 AGAINST proposals to ban all future stock or stock option grants to executives

C.11 AGAINST option plans or grants that apply to directors or employees of "related companies" without adequate disclosure of the corporate relationship and justification of the option policy

C.12 FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation

     D. Capital Structure

     These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

     The Committee's general policy is to vote:

D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company's total outstanding capital

D.2 FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights

D.3    FOR management proposals approving share repurchase programs

D.4    FOR management proposals to split a company's stock

D.5 FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

D.6 FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).

     E. Corporate Charter and By-Laws

     These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

     The Committee's general policy is to vote:

E.1    AGAINST proposals seeking to adopt a poison pill

E.2    FOR proposals seeking to redeem a poison pill

E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification

E.4    FOR management proposals to change the company's name

     F. Corporate Meetings

     These are routine proposals relating to various requests regarding the formalities of corporate meetings.

     The Committee's general policy is to vote:

F.1 AGAINST proposals that seek authority to act on "any other business that may arise"

F.2    FOR proposals designating two shareholders to keep minutes of the meeting

F.3 FOR proposals concerning accepting or approving financial statements and statutory reports

F.4 FOR proposals approving the discharge of management and the supervisory board

F.5    FOR proposals approving the allocation of income and the dividend

F.6 FOR proposals seeking authorization to file required documents/other formalities

F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions

F.8    FOR proposals appointing inspectors of elections

F.9    FOR proposals electing a chair of the meeting

F.10   FOR proposals to permit "virtual" shareholder meetings over the Internet

F.11   AGAINST proposals to require rotating sites for shareholder meetings

     G. Investment Companies

     These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

The Committee's general policy is to vote:

G.1 FOR nominees for director of mutual funds in uncontested elections, except for nominees who

          - have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business

          - ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

          - are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

          - on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance

G.2    FOR the establishment of new series or classes of shares

G.3 AGAINST proposals to change a fund's investment objective to nonfundamental

G.4 FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote

G.5 AGAINST a shareholder proposal for the establishment of a director ownership requirement

G.6    FOR classified boards of closed-end investment companies

     H. Environmental and Social Issues

     These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

     The Committee's general policy is to vote:

H.1 AGAINST proposals seeking to have companies adopt international codes of conduct

H.2 AGAINST proposals seeking to have companies provide non-required reports on:

       -    environmental liabilities;

       -    bank lending policies;

       -    corporate political contributions or activities;

       -    alcohol advertising and efforts to discourage drinking by minors;

       -    costs and risk of doing business in any individual country;

       -    involvement in nuclear defense systems

H.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles

H.4    AGAINST proposals seeking implementation of the CERES principles

Notice to Clients

     BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.(11) BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients' interests or as may be necessary to effect such votes or as may be required by law.

     BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client's proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

     These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

(11) Such request may be made to the client's portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.

GLOBAL PROXY VOTING AND CORPORATE GOVERNANCE POLICY

PHILOSOPHY

     Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, we expect board members of companies we have invested in (the "company" or "companies") to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company.

A. General Corporate Governance Benchmarks UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, "UBS Global AM") will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.

PRINCIPLE 1: INDEPENDENCE OF BOARD FROM COMPANY MANAGEMENT

GUIDELINES:

          -    Board exercises judgment independently of management.

          -    Separate Chairman and Chief Executive.

          -    Board has access to senior management members.

          - Board is comprised of a significant number of independent outsiders.

          -    Outside directors meet independently.

          -    CEO performance standards are in place.

          -    CEO performance is reviewed annually by the full board.

          -    CEO succession plan is in place.

          -    Board involvement in ratifying major strategic initiatives.

          - Compensation, audit and nominating committees are led by a majority of outside directors.

PRINCIPLE 2: QUALITY OF BOARD MEMBERSHIP

GUIDELINES:

          - Board determines necessary board member skills, knowledge and experience.

          - Board conducts the screening and selection process for new directors.

          -    Shareholders should have the ability to nominate directors.

          - Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.

          - Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.

          -    Board meets regularly (at least four times annually).

PRINCIPLE 3: APPROPRIATE MANAGEMENT OF CHANGE IN CONTROL

GUIDELINES:

          - Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.

          - Any contracts or structures, which impose financial constraints on changes in control, should require prior shareholder approval.

          -    Employment contracts should not entrench management.

          - Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

PRINCIPLE 4: REMUNERATION POLICIES ARE ALIGNED WITH SHAREHOLDER INTERESTS

GUIDELINES:

          - Executive remuneration should be commensurate with responsibilities and performance.

          - Incentive schemes should align management with shareholder objectives.

          - Employment policies should encourage significant shareholding by management and board members.

          - Incentive rewards should be proportionate to the successful achievement of pre-determined financial targets.

          - Long-term incentives should be linked to transparent long-term performance criteria.

          - Dilution of shareholders' interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.

PRINCIPLE 5: AUDITORS ARE INDEPENDENT

GUIDELINES:

          -    Auditors are approved by shareholders at the annual meeting.

          - Audit, consulting and other fees to the auditor are explicitly disclosed.

          - The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.

          - Periodic (every 5 years) tender of the audit firm or audit partner.

B. PROXY VOTING GUIDELINES - MACRO RATIONALES Macro Rationales are used to explain why we vote on each proxy issue. The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.

1.   GENERAL GUIDELINES

                    a. When our view of the issuer's management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.

                    b. If management's performance has been questionable we may abstain or vote against specific proxy proposals.

                    c. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.

                    d. In general, we oppose proposals, which in our view, act to entrench management.

                    e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

                    f. We will vote in favor of shareholder resolutions for confidential voting.

2.   BOARD OF DIRECTORS AND AUDITORS

                    a. Unless our objection to management's recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.

                    b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.

                    c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.

                    d. We generally oppose proposals to limit or restrict shareholder ability to call special meetings.

                    e. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.

3.   COMPENSATION

                    a. We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

                    b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

                    c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.

                    d. We may vote against a compensation or incentive program if it is not adequately tied to a company's fundamental financial performance;, is vague;, is not in line with market practices;, allows for option re-pricing;, does not have adequate performance hurdles; or is highly dilutive.

                    e. Where company and management's performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.

                    f. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

4.   GOVERNANCE PROVISIONS

                    a. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.

                    b. We believe that "poison pill" proposals, which dilute an issuer's stock when triggered by particular events, such as take over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders.

                    c. Any substantial new share issuance should require prior shareholder approval.

                    d. We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

                    e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

                    f. We generally do not oppose management's recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.

                    g. We will support proposals that enable shareholders to directly nominate directors.

5.   CAPITAL STRUCTURE AND CORPORATE RESTRUCTURING

                    a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

                    b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.

6.   MERGERS, TENDER OFFERS AND PROXY CONTESTS

                    a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.

7.   SOCIAL, ENVIRONMENTAL, POLITICAL AND CULTURAL

                    a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.

                    b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management's ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.

                    c. Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

8.   ADMINISTRATIVE AND OPERATIONS

                    a. Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.

                    b. We are sympathetic to shareholders who are long-term holders of a company's stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

9.   MISCELLANEOUS

                    a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client's direction.

                    b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).

                    c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.

                    d. In certain instances when we do not have enough information we may choose to abstain or vote against a particular Proposal.

C.   PROXY VOTING DISCLOSURE GUIDELINES

     - UBS Global AM will disclose to clients, as required by the Investment Advisers Act of 1940, how they may obtain information about how we voted with respect to their securities. This disclosure may be made on Form ADV.

     - UBS Global AM will disclose to clients, as required by the Investment Advisers Act of 1940, these procedures and will furnish a copy of these procedures to any client upon request. This disclosure may be made on Form ADV.

     - Upon request or as required by law or regulation, UBS Global AM will disclose to a client or a client's fiduciaries, the manner in which we exercised voting rights on behalf of the client.

     - Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client's relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate Governance Principles. (See Proxy Voting Conflict Guidelines below.)

     - Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee and regional Legal and Compliance representative.

     - Any employee, officer or director of UBS Global AM receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company's proxies.

     - Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.

     - In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.

     - We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.

     - The Chairman of the Global Corporate Governance Committee and the applicable Chair of the Local Corporate Governance Committee must approve exceptions to this disclosure policy.

     Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.

D. PROXY VOTING CONFLICT GUIDELINES In addition to the Proxy Voting Disclosure Guidelines above, UBS Global AM has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

     - Under no circumstances will general business, sales or marketing issues influence our proxy votes.

     - UBS Global AM and its affiliates engaged in banking, broker-dealer and investment banking activities ("Affiliates") have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal and Compliance Department immediately. [Note: Legal and Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.] In the event of any issue arising in relation to Affiliates, the Chair of the Global Corporate Governance Committee must be advised, who will in turn advise the Chief Risk Officer.

E.   SPECIAL DISCLOSURE GUIDELINES FOR REGISTERED INVESTMENT COMPANY CLIENTS

     1. REGISTRATION STATEMENT (OPEN-END AND CLOSED-END FUNDS) MANAGEMENT IS RESPONSIBLE FOR ENSURING THE FOLLOWING:

          - That these procedures, which are the procedures used by the investment adviser on the Funds' behalf, are described in the Statement of Additional Information (SAI). The procedures may be described in the SAI or attached as an exhibit to the registration statement.

          - That the SAI disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand; and those of the Funds investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.

          - That the SAI disclosure states that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund's website, or both; and (ii) on the Commission's website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it its available on the website.

     2. SHAREHOLDER ANNUAL AND SEMI-ANNUAL REPORT (OPEN-END AND CLOSED-END FUNDS) Management is responsible for ensuring the following:

          - That each Fund's shareholder report contain a statement that a description of these procedures is available (i) without charge, upon request, by calling a toll-free or collect telephone number;
               (ii) on the Fund's website, if applicable; and (iii) on the Commission's website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail.

          - That the report contain a statement that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund's website, or both; and (ii) on the Commission's website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it its available on the website.

     3. FORM N-CSR (CLOSED-END FUND ANNUAL REPORTS ONLY) Management is responsible for ensuring the following:

          - That these procedures are described in Form N-CSR. In lieu of describing the procedures, a copy of these procedures may simply be included with the filing. However, the SEC's preference is that the procedures be included directly in Form N-CSR and not attached as an exhibit to the N-CSR filing.

          - That the N-CSR disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds' investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.

     4. FORM N-PX (OPEN-END AND CLOSED-END FUNDS) Management is responsible for ensuring the following:

          - That each Fund files its complete proxy voting record on Form N-PX for the 12 month period ended June 30 by no later than August 31 of each year.

          - Fund management is responsible for reporting to the Funds' Chief Compliance Officer any material issues that arise in connection with the voting of Fund proxies or the preparation, review and filing of the Funds' Form N-PX.

     5. OVERSIGHT OF DISCLOSURE The Funds' Chief Compliance Officer shall be responsible for ensuring that the required disclosures listed in these procedures are implemented and complied with. The Funds' Chief Compliance Officer shall recommend to each Fund's Board any changes to these policies and procedures that he or she deems necessary or appropriate to ensure the Funds' compliance with relevant federal securities laws.

                         TRANSAMERICA IDEX MUTUAL FUNDS

                TA IDEX MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

                              CLASS A AND C SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 27, 2006

                         TRANSAMERICA IDEX MUTUAL FUNDS
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                   Customer Service (888) 233-4339 (toll free)

TA IDEX Multi-Manager Alternative Strategies Fund (the "Fund") is a series of Transamerica IDEX Mutual Funds ("Transamerica IDEX"), an open-end management investment company that offers a selection of investment funds. Transamerica IDEX is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is diversified.

This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the Transamerica IDEX prospectus dated December 27, 2006, as it may further be supplemented from time to time, which may be obtained free of charge by writing or calling Transamerica IDEX at the above address or telephone number. This SAI contains additional and more detailed information about the Transamerica IDEX operations and activities than that set forth in the prospectus. The Transamerica IDEX Annual Report to shareholders for the Fund, when available, including the financial statements therein, will be incorporated by reference in the SAI.

                                TABLE OF CONTENTS


INVESTMENT OBJECTIVES.............................................................................3
   INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES................................................3
OTHER POLICIES AND PRACTICES OF THE FUNDS.........................................................4
   OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS..............................................4
   FOREIGN INVESTMENTS...........................................................................12
   OTHER INVESTMENT COMPANIES....................................................................14
   INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE INVESTMENT TRUSTS ("REITS")...........15
   MORTGAGE-RELATED SECURITIES...................................................................16
   DISTRESSED SECURITIES.........................................................................19
   MUNICIPAL OBLIGATIONS.........................................................................19
   REPURCHASE AND REVERSE REPURCHASE AGREEMENTS..................................................21
INVESTMENT ADVISORY AND OTHER SERVICES...........................................................25
   INVESTMENT ADVISER COMPENSATION...............................................................25
   EXPENSE LIMITATION............................................................................26
   SUB-ADVISER...................................................................................26
   INFORMATION ABOUT THE FUND'S PORTFOLIO MANAGER................................................27
DISTRIBUTOR......................................................................................27
ADMINISTRATIVE SERVICES..........................................................................27
   ADMINISTRATIVE FEES...........................................................................27
CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES...................................................27
TRANSFER AGENCY FEES.............................................................................28
FUND TRANSACTIONS AND BROKERAGE..................................................................28
TRUSTEES AND OFFICERS............................................................................28
   COMPENSATION TABLE............................................................................36
   SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES...................................36
DEALER REALLOWANCES..............................................................................37
DISTRIBUTION PLANS...............................................................................38
   DISTRIBUTION FEES.............................................................................39
NET ASSET VALUE DETERMINATION....................................................................39
DIVIDENDS AND OTHER DISTRIBUTIONS................................................................40
SHAREHOLDER ACCOUNT..............................................................................40
PURCHASE OF SHARES...............................................................................40
RETIREMENT PLANS.................................................................................40
REDEMPTION OF SHARES.............................................................................41
TAXES............................................................................................42
PRINCIPAL SHAREHOLDERS...........................................................................46
MISCELLANEOUS....................................................................................46
INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM..........................................47
PERFORMANCE INFORMATION..........................................................................48
FINANCIAL STATEMENTS.............................................................................49
APPENDIX A .....................................................................................A-1
APPENDIX B  ....................................................................................B-1

                      INVESTMENT RESTRICTIONS AND POLICIES

The prospectus discusses certain investment restrictions and policies of TA IDEX Multi-Manager Alternative Strategies Fund (the "Fund"). The following discussion of Investment Restrictions, Policies and Practices supplements that set forth in the prospectus.

The Fund invests substantially all of its investable assets in certain series of Transamerica IDEX (the "underlying funds") under normal market conditions, although it may also invest in other types of securities. Consequently, the investment objectives of the Fund are tied to the investment objectives of the underlying funds in which it will invest in. As a result, there can be no assurance that the underlying funds and ultimately the Fund will, in fact, achieve their objectives. In addition, the investment objectives of the Fund and its underlying funds may be changed by the Board of Trustees without shareholder approval. A change in the investment objective of the Fund may result in the Fund having an investment objective different from that which the shareholder deemed appropriate at the time of investment.

INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES

As indicated in the prospectus, the Fund is subject to certain fundamental policies and restrictions which as such may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Unless expressly designated as fundamental, all policies and procedures of the Fund may be changed by Transamerica IDEX's Board of Trustees without shareholder approval. The Fund has adopted the following fundamental restrictions:

1. DIVERSIFICATION

The Fund shall be a "diversified company" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2. BORROWING

The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3. SENIOR SECURITIES

The Fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. UNDERWRITING SECURITIES

The Fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), except as permitted under the 1933 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, the Fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

5. REAL ESTATE

The Fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Fund may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. MAKING LOANS

The Fund may not make loans except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7. CONCENTRATION OF INVESTMENTS

The Fund may not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

For purposes of this restriction, the underlying funds are not considered to be an industry or group of industries.

8. COMMODITIES

The Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

NON-FUNDAMENTAL RESTRICTIONS

Furthermore, the Fund has adopted the following non-fundamental restrictions, which may be changed by Transamerica IDEX's Board of Trustees without shareholder approval.

(A) EXERCISING CONTROL OR MANAGEMENT

The Fund may not invest in companies for the purposes of exercising control or management.

(B) ILLIQUID SECURITIES

The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

                 POLICIES AND PRACTICES OF THE UNDERLYING FUNDS


Unless otherwise specified in this SAI or the Prospectus, the percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.



The following investments are subject to limitations as set forth in the underlying funds' investment restrictions and policies.


OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS

OPTIONS ON SECURITIES AND INDICES. In an effort to increase current income and to reduce fluctuations in net asset value, an underlying fund may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges, and over-the-counter. An underlying fund also may write call options that are not covered for cross-hedging purposes. An underlying fund may write and buy options on the same types of securities that the underlying fund may purchase directly. There are no specific limitations on an underlying fund's writing and buying of options on securities.

A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security, as the case may be. A call option is covered if an underlying fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if an underlying fund segregates cash or other liquid assets with a value equal to the exercise price with its custodian. Put and call options will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked price.

When a portfolio security or currency subject to a call option is sold, an underlying fund will effect a "closing purchase transaction" -- the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which the underlying fund previously has written. If an underlying fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or the underlying fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, an underlying fund will forego the potential benefit represented by market appreciation over the exercise price.

When an underlying fund writes an option, an amount equal to the net premium (the premium less the commission) received by the underlying fund is included in the liability section of its statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if an underlying fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, an underlying fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the underlying fund will realize a gain or loss.

The purpose of writing covered call options is to generate additional premium income for an underlying fund. This premium income will serve to enhance an underlying fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for an underlying fund.

Once the decision to write a call option has been made, an underlying fund's investment adviser or a sub-adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit a sale of the underlying security. Furthermore, effecting a closing transaction will permit an underlying fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If an underlying fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that an underlying fund will be able to effect such closing transactions at a favorable price. If an underlying fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. An underlying fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Exercise prices of options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, an underlying fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. An underlying fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by an underlying fund.

Where an underlying fund may purchase put options, the underlying fund is purchasing the right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. An underlying fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to an underlying fund upon its exercise of a "put" is normally (i) the underlying fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the underlying fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the underlying fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. An underlying fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, an underlying fund may pay for puts either separately in cash or by paying higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. An underlying fund will segregate assets or otherwise cover index options that would require it to pay cash upon exercise.

A principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, an underlying fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, an underlying fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the underlying fund would suffer a loss. An underlying fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

OPTIONS ON FOREIGN CURRENCIES. An underlying fund may buy and write options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, an underlying fund may buy put options on the foreign currency. If the value of the currency declines, the underlying fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, an underlying fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to an underlying fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, an underlying fund could sustain losses on transactions in foreign currency options that would require the underlying fund to forego a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to an underlying fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

An underlying fund may also write options on foreign currencies. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, an underlying fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, an underlying fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the underlying fund to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and an underlying fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, an underlying fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

An underlying fund may write covered call options on foreign currencies. A call option written on a foreign currency by an underlying fund is "covered" if the underlying fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by its custodian) upon conversion or exchange of other foreign currency held in the underlying fund. A call option is also covered if: (i) an underlying fund holds a call at the same exercise price for the same exercise period and on the same currency as the call written; or (ii) at the time the call is written, an amount of cash, U.S. government securities or other liquid assets equal to the fluctuating market value of the optioned currency is segregated with the custodian.

An underlying fund may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which an underlying fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, an underlying fund collateralizes the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

FUTURES CONTRACTS AND OPTIONS THEREON. An underlying fund may enter into futures contracts, purchase or sell options on any such futures contracts, and engage in related closing transactions. Futures contracts are for the purchase or sale, for future delivery, of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities and equity or fixed-income securities. Certain underlying funds may enter into interest rate futures contracts. These contracts are for the purchase or sale of fixed-income securities. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a Futures Trading Commission Merchant ("FTCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

An underlying fund may use future contracts to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which the underlying fund holds or intends to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, an underlying fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, an underlying fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give an underlying fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

An underlying fund also may purchase and sell put and call options on futures contracts. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) a specified exercise price at any time during the option exercise period. Sellers of options on futures contracts, like buyers and sellers of futures contracts, make an initial margin deposit and are subject to calls for variation margin.

Futures transactions involve brokerage costs and require an underlying fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid securities to cover its obligation under such contracts. There is a possibility that an underlying fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if an underlying fund had not entered into any futures transactions. In addition, the value of futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting an underlying fund's ability to hedge effectively against interest rates and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Futures transactions will be limited to the extent necessary to maintain the qualification of an underlying fund as a regulated investment company. Pursuant to a claim for exemption filed with the CFTC and/or the National Futures Associates on behalf of the series of Transamerica IDEX (the "TA IDEX funds") and their adviser, the TA IDEX funds and their adviser are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the TA IDEX funds' exemption filing with respect to its use of futures contracts are no longer applicable.

FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future, and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. An underlying fund may enter into forward contracts to purchase and sell government securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes the principal uses of forward foreign currency exchange contracts ("forward currency contracts") by an underlying fund.

An underlying fund may enter into forward currency contracts with stated contract values of up to the value of the underlying fund's assets. An underlying fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed upon price (which may be in U.S. dollars or another currency). An underlying fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business.

An underlying fund may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, an underlying fund may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the underlying fund has or expects to have portfolio exposure. An underlying fund may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. An underlying fund's entry into forward foreign currency exchange contract, as well as any use of cross or proxy hedging techniques will generally require the underlying fund to hold liquid securities or cash equal to an underlying fund's obligations in a segregated account throughout the duration of the contract.

An underlying fund may also combine forward foreign currency exchange contracts with investments in securities denominated in other currencies in order to achieve desired equity, credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign equity or bond, an underlying fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward foreign currency exchange contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, an underlying fund may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the equity return or credit quality of the U.S. dollar-denominated security.

By entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, an underlying fund is able to protect themselves against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. An underlying fund may also hedge foreign currency exchange rate risk by engaging in a currency financial futures and options transactions, which are described below. The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for an underlying fund to purchase additional currency on the spot market if the market value of the security is less than the amount of foreign currency the underlying fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary for an underlying fund to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the underlying fund is obligated to deliver.

If an underlying fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward currency contract prices. If an underlying fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. An underlying fund will have to convert its holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

While forward currency contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event, an underlying fund's ability to utilize forward currency contracts may be restricted. In addition, an underlying fund may not always be able to enter into forward currency contracts at attractive prices and may be limited in its ability to use these contracts to hedge its assets.

SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, an underlying fund may, subject to its investment restrictions, enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. An underlying fund's sub-adviser may enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. An underlying fund also may enter into these transactions to attempt to protect against any increase in the price of securities the underlying fund may consider buying at a later date.

Interest rate swaps involve the exchange by an underlying fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

An underlying fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the underlying fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the underlying fund's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset at least equal to the accrued excess will be segregated by its custodian.

If an underlying fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The underlying fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. An underlying fund's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the underlying fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent an underlying fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by an underlying fund, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by an underlying fund or its counterparty to collateralize obligations under the swap.

Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that an underlying fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, an underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. An underlying fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

In addition to the instruments, strategies and risks described in this SAI and in the prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques that become available as an underlying fund's sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions, and as new instruments are developed. An underlying fund's sub-advisers may use these opportunities to the extent they are consistent with the underlying fund's investment objective and as are permitted by the underlying fund's investment limitations and applicable regulatory requirements.

CREDIT DEFAULT SWAPS. An underlying fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, an underlying fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, an underlying fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, an underlying fund would keep the stream of payments and would have no payment obligations. As the seller, an underlying fund would be subject to investment exposure on the notional amount of the swap.

An underlying fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the underlying fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to an underlying fund in the event of a default.

TOTAL RATE OF RETURN SWAPS. An underlying fund may enter into total rate of return swap contracts for investment purposes. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

EURO INSTRUMENTS. An underlying fund may make investments in Euro instruments. Euro instruments are U.S. dollar-denominated futures contracts, or options thereon, which are linked to the London Interbank Offered Rate (the "LIBOR"), although foreign currency- denominated instruments are available from time to time. Euro futures contracts enable purchasers to obtain a fixed rate for the lending of funds, and sellers to obtain a fixed rate for borrowings. An underlying fund might use Euro futures contracts and options thereon to hedge against changes in LIBOR, which may be linked to many interest rate swaps and fixed income instruments.

SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities, options on foreign currencies and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which an underlying fund may invest. Should interest or exchange rates, or the prices of securities or financial indices move in an unexpected manner, an underlying fund may not achieve the desired benefits of the foregoing instruments or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. An underlying fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future.

Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to an underlying fund as: the possible loss of the entire premium paid for an option bought by an underlying fund; the inability of an underlying fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option; and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that an underlying fund will be able to use those instruments effectively for its intended purposes.

In connection with certain of its hedging transactions, an underlying fund must segregate assets with its custodian bank to ensure that the underlying fund will be able to meet its obligations pursuant to these instruments. Segregation of a large percentage of an underlying fund's assets could impede implementation of the underlying fund's investment policies or its ability to meet redemption requests or other current obligations.

ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by an underlying fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Securities and Exchange Commission ("SEC"). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Office of the Comptroller of the Currency (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting an underlying fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.

In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These include such things as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) less availability than that available in the United States of data on which to make trading decisions; (iii) delays in an underlying fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.


SHORT SALES.



An underlying fund may make a short sale of securities it already owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box"). In a short sale that is not "against the box," an underlying fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, a security must be borrowed in order to make delivery to the buyer.



Short sales by an underlying fund that are not made "against the box" create opportunities to increase the fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the underlying fund's NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the underlying fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although the underlying fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the underlying fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.



If the underlying fund makes a short sale "against the box," the underlying fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The underlying fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the underlying fund, because the underlying fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.



The underlying fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the sub-adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the underlying fund or a security convertible into or exchangeable for such security. In such case, any future losses in the underlying fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the underlying fund owns, either directly or indirectly, and, in the case where the underlying fund owns convertible securities, changes in the investment values or conversion premiums of such securities.



In the view of the SEC, a short sale may involve the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless an underlying fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account cash, U.S. Government securities or other liquid debt or equity securities.


FOREIGN INVESTMENTS

An underlying fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and Fiduciary Depository Receipts ("FDRs") or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and FDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs, EDRs and FDRs are European, global and fiduciary receipts, respectively, evidencing a similar arrangement. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although an underlying fund will endeavor to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of an underlying fund investing in foreign markets is uninvested and no return is earned thereon. The inability of an underlying fund to make intended security purchases due to settlement problems could cause the underlying fund to miss attractive investment opportunities. Losses to an underlying fund due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the underlying fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.

If a security is denominated in foreign currency, the value of the security to an underlying fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the underlying fund's assets. The value of the assets of the underlying fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to shareholders of an underlying fund investing in foreign markets. In addition, although an underlying fund will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, an underlying fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time an underlying fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers' stock. However, by investing in ADRs rather than directly in foreign issuers' stock, an underlying fund can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depositary of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

SOVEREIGN DEBT SECURITIES. An underlying fund may invest in securities issued or guaranteed by any country, including securities issued by issuers located in both developed and emerging markets, and securities denominated in any currency. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but are subject to the risks attendant to foreign investments, which are discussed above.

An underlying fund may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Developmental Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

EMERGING MARKETS. Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by foreign investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that an underlying fund's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

An underlying fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which an underlying fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the underlying fund to suffer a loss of interest or principal on any of its holdings.

Risks of Investments in Russia. An underlying fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia's banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company's share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for an underlying fund to lose its registration through fraud, negligence or mere oversight. While an underlying fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the underlying fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for an underlying fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While an underlying fund intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to an underlying fund.

OTHER INVESTMENT COMPANIES

Subject to applicable investment restrictions, an underlying fund may invest in securities issued by other investment companies as permitted under the 1940 Act and regulations thereunder. An underlying fund could indirectly bear a portion of investment advisory fees and expenses and distribution (12b-1) fees paid by funds in which it invests, in addition to the advisory fees and expenses paid by the underlying fund. An underlying fund may also be subject to the effects of business and regulatory developments that affect these investment companies and the investment company industry generally.


Merrill Lynch Investment Managers, L.P. has received an exemptive order from the SEC permitting certain underlying funds, TA IDEX BlackRock Global Allocation (formerly TA IDEX Mercury Global Allocation) and TA IDEX BlackRock Natural Resources, and another fund also managed by BlackRock Investment Management, LLC, TA IDEX BlackRock Large Cap Value (formerly TA IDEX Mercury Large Cap Value), to invest in affiliated registered money market funds and in an affiliated private investment company without regard to limitations on investments in other investment companies described above, provided however, that in all cases these funds' aggregate investment of cash in shares of such investment companies shall not exceed 25% of their total assets at any time.



EXCHANGE-TRADED FUNDS ("ETFS"). Subject to limitations under the 1940 Act, an underlying fund may invest in shares of investment companies known as ETFs. For example, an underlying fund may invest in S&P Depositary Receipts, or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 index. An underlying fund investing in a SPDR would be entitled to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses. Investing in these securities may result in duplication of certain fees and expenses paid by these securities in addition to the advisory fees and expenses paid by the underlying fund. Other examples of ETFs in which the underlying funds may invest are, without limitation, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country's stocks), and the Nasdaq-100 Trust or QQQQ (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the NASDAQ Stock Market).

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a "when-issued," "delayed settlement," or "forward (delayed) delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. An underlying fund may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When an underlying fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage.

"Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by an underlying fund until it receives payment or delivery from the other party for any of the above transactions. An underlying fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. The segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although an underlying fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner. At the time of settlement, the market value of the security may be more or less than the purchase price. An underlying fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may default on its obligation to make payment or delivery. As a result, an underlying fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.

ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES

Subject to its investment restrictions, an underlying fund may invest in zero coupon, pay-in-kind and step-coupon securities. Zero-coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Certain underlying funds may also invest in "strips," which are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero-coupon bonds.

Current federal income tax law requires holders of zero-coupon securities and step-coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 ("Code"), an underlying fund must distribute its investment company taxable income, including the original issue discount accrued on zero-coupon or step-coupon bonds. Because it will not receive cash payments on a current basis in respect of accrued original-issue discount on zero-coupon bonds or step-coupon bonds during the period before interest payments begin, in some years an underlying fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. An underlying fund might obtain such cash from selling other portfolio holdings. These actions may reduce the assets to which fund expenses could be allocated and may reduce the rate of return for an underlying fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for an underlying fund to sell the securities at the time.

Generally, the market prices of zero-coupon bonds and strip securities are more volatile than the prices of securities that pay interest periodically in cash and they are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE INVESTMENT TRUSTS ("REITS")

REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs.

Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to policyowners provided they comply with several requirements of the Code.

Investments in the real estate industry are subject to risks associated with direct investment in real estate. Such risks include, but are not limited to: declining real estate values; risks related to general and local economic conditions; over-building; increased competition for assets in local and regional markets; changes in zoning laws; difficulties in completing construction; changes in real estate value and property taxes; increases in operating expenses or interest rates; changes in neighborhood values or the appeal of properties to tenants; insufficient levels of occupancy; and inadequate rents to cover operating expenses. The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and governmental regulations (including taxes) and social and economic trends.

REITs also may subject an underlying fund to certain risks associated with the direct ownership of real estate. As described above, these risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, liability to third parties for or damages resulting from, environmental problems, or casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to risks associated with heavy cash flow dependency, potential default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk.

MORTGAGE-RELATED SECURITIES

An underlying fund may invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and by nongovernmental entities, provided, however, that to the extent that the underlying fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the underlying fund's investment in such securities will be subject to the limitations on its investment in investment company securities. In the case of privately-issued mortgage-related and asset-backed securities, the underlying funds take the position that such instruments do not represent interests in any particular industry or group of industries.

Mortgage-related securities in which an underlying fund may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as FNMA and FHLMC, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If an underlying fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return an underlying fund will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

An underlying fund may invest in Collateralized Mortgage Obligations ("CMOs") residuals and stripped mortgage-backed securities ("SMSBs"). CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities -- Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances an underlying fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed, and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to an underlying fund's limitations on investment in illiquid securities.

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on an underlying fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an underlying fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to an underlying fund's limitations on investment in illiquid securities.

INCOME PRODUCING SECURITIES

Except as otherwise disclosed, an underlying fund generally will purchase defaulted securities only when the underlying fund's sub-adviser believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the sub-adviser's belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

      Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

      Disposition of Fund Securities. An underlying fund generally intends to purchase securities for which the sub-adviser expects an active market to be maintained. Defaulted securities may be less actively traded than other securities making it more difficult to dispose of substantial holdings of such securities at prevailing market prices. An underlying fund will limit holdings of any such securities to amounts that the sub-adviser believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the underlying fund's ability to readily dispose of securities to meet redemptions.

      Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the underlying fund.

Other types of income producing securities that an underlying fund may purchase include, but are not limited to, the following:

      Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

      Standby Commitments. These instruments, which are similar to a put, give an underlying fund the option to obligate a broker, dealer or bank to repurchase a security held by the underlying fund at a specified price.

      Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

      Inverse Floaters. Inverse floaters are instruments whose interest bears an inverse relationship to the interest rate on another security. An underlying fund will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of their portfolios.

These investments are subject to credit risk and market risk. Credit risk relates to the party's ability to make payment upon demand; market risk relates to the fact that the value of the security will be impacted by the rise and fall of interest rates.

LENDING OF UNDERLYING FUND SECURITIES

An underlying fund, from time to time, may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. In accordance with guidelines from the SEC and its staff, an underlying fund must receive at least 100% collateral, in the form of cash or U.S. Government securities. This collateral must be valued daily, and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lender. During the time portfolio securities are on loan, the borrower pays the lender dividends or interest paid on such securities. Loans are subject to termination by the lender or the borrower at any time. While an underlying fund does not have the right to vote securities on loan, each intends to regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to an underlying fund, it could experience delays in recovering its securities and possible capital losses. An underlying fund will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines that may be established by the Board of Trustees.

ILLIQUID AND RESTRICTED/144A SECURITIES

Subject to its investment restrictions, an underlying fund may invest a certain percentage of its net assets in illiquid securities (i.e., securities that are not readily marketable).

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

Transamerica IDEX's Board of Trustees has authorized sub-advisers of the underlying funds to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Trustees. Under the guidelines which may be amended from time to time, an underlying fund's sub-adviser generally will consider several factors in determining whether a Rule 144A security is liquid, such as: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer and/or other factors deemed appropriate. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. An underlying fund may be restricted in its ability to sell such securities at a time when the underlying fund's sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, an underlying fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

DISTRESSED SECURITIES

An underlying fund may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, an underlying fund will invest in distressed securities when its sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that an underlying fund will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. An underlying fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

MUNICIPAL OBLIGATIONS

An underlying fund may invest in the following types of municipal obligations:

MUNICIPAL BONDS. Municipal bonds generally are classified as general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues generated by a particular facility or class of facility, or in some cases from the proceeds of a special excise tax or specific revenue source. Industrial development obligations are a particular kind of municipal bond which are issued by or on behalf of public authorities to obtain funds for many kinds of local, privately operated facilities. Such obligations are, in most cases, revenue bonds that generally are secured by a lease with a particular private corporation.

MUNICIPAL NOTES. Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.

MUNICIPAL COMMERCIAL PAPER. Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and the sub-adviser believes that this increase may continue.

VARIABLE RATE OBLIGATIONS. The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which an underlying fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.

MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. An underlying fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless an underlying fund has been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.

EQUITY EQUIVALENTS

In addition to investing in common stocks, an underlying fund may invest in other equity securities and equity equivalents, including securities that permit the underlying fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the underlying fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.

An underlying fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or, if not rated by S&P or Moody's, are of equivalent investment quality as determined by the sub-adviser. Debt securities rated below the four highest categories are not considered "investment-grade" obligations. These securities have speculative characteristics and present more credit risk than investment-grade obligations. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts, are an example of the type of derivative security in which an underlying fund might invest.

EVENT-LINKED BONDS

An underlying fund may invest in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose an underlying fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

COLLATERALIZED DEBT OBLIGATIONS

An underlying fund may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which an underlying fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by an underlying fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the underlying funds' prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default;
(iii) an underlying fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Subject to its investment restrictions, an underlying fund may enter into repurchase and reverse repurchase agreements. In a repurchase agreement, an underlying fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or collateral. An underlying fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is the policy of the fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the sub-adviser for that fund pursuant to guidelines approved by the Board of Trustees.

In a reverse repurchase agreement, an underlying fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, an underlying fund will segregate with its custodian cash and appropriate liquid assets to cover its obligation under the agreement. An underlying fund will enter into reverse repurchase agreements only with parties the investment sub-adviser for the underlying fund deems creditworthy.

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, an underlying fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Reverse repurchase agreements may expose an underlying fund to greater fluctuations in the value of its assets.

PASS-THROUGH SECURITIES

An underlying fund may, in varying degrees, invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests, which are fully discussed in this SAI. A pass-through security is a share or certificate of interest in a pool of debt obligations that has been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as an underlying fund.

HIGH YIELD/HIGH-RISK SECURITIES

High-yield/high-risk securities (commonly known as "junk bonds") are below investment grade securities that involve significant credit and liquidity concerns and fluctuating yields, and are not suitable for short-term investing. Higher yields are ordinarily available on fixed-income securities which are unrated or are rated in the lower rating categories of recognized rating services such as Moody's and Standard & Poor's.

VALUATION RISKS. Lower rated bonds also involve the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an underlying fund owning such bonds would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. An underlying fund, furthermore, may incur additional costs in seeking the recovery of the defaulted securities. More careful analysis of the financial condition of each issuer of lower rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payments obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods.

LIQUIDITY RISKS. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

Unrated securities are not necessarily of lower quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher rated securities are traded. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on: (i) the market for lower rated and nonrated securities; (ii) the value of high yield debt securities held by an underlying fund; (iii) the new asset value of an underlying fund holding such securities; and (iv) the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities.

WARRANTS AND RIGHTS

Subject to its investment restrictions, an underlying fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

U.S. GOVERNMENT SECURITIES

Examples of the types of U.S. government securities that an underlying fund may hold include, in addition to those described in the prospectus, are direct obligations of the U.S. Treasury, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. Government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes, the Fund and/or an underlying fund may, at times, choose to hold some portion or all of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When the Fund or an underlying fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decreases. Furthermore, when a fund assumes a temporary defensive position, it may not be able to achieve its investment objective.


COMMODITIES AND NATURAL RESOURCES



Commodities may include, among other things, oil, gas, timber, farm products, minerals, precious metals, for example, gold, silver, platinum, and palladium, and other natural resources. Some underlying funds may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to, or instruments that result in exposure to, commodities markets. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. To the extent that an underlying fund invests in companies that mine, deal in or are otherwise exposed to commodities risks, the Fund will also be subject to those risks.


OTHER SECURITIES IN WHICH AN UNDERLYING FUND MAY INVEST

CORPORATE DEBT SECURITIES. An underlying fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under "Convertible Securities" and "Variable or Floating Rate Securities," or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.

COMMERCIAL PAPER. Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody's Investors Service, Inc. and Standard and Poor's Ratings Group. Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing and outside rating of the issuer will fall, or that the secondary market in the issuer's notes will become too limited to permit their liquidation at a reasonable price.

INTERNATIONAL AGENCY OBLIGATIONS. An underlying fund may invest in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. An underlying fund may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

BANK OBLIGATIONS OR SAVINGS AND LOAN OBLIGATIONS. Subject to its investment restrictions, an underlying fund may purchase certificates of deposit, bankers' acceptances and other debt obligations of commercial banks and certificates of deposit and other debt obligations of savings and loan associations ("S&L's"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. These instruments may be issued by institutions of any size, may be of any maturity, and may be insured or uninsured. The quality of bank or savings and loan obligations may be affected by such factors as (a)location -- the strength of the local economy will often affect financial institutions in the region, (b) asset mix -- institutions with substantial loans in a troubled industry may be weakened by those loans, and (c) amount of equity capital -- under-capitalized financial institutions are more vulnerable when loan losses are suffered. The sub-adviser will evaluate these and other factors affecting the quality of bank and savings and loan obligations purchased by an underlying fund, but the underlying fund is not restricted to obligations or institutions that satisfy specified quality criteria.

PREFERRED STOCKS. Subject to its investment restrictions, an underlying fund may purchase preferred stocks. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

CONVERTIBLE SECURITIES. Subject to its investment restrictions, an underlying fund may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities without conversion features, but add the potential opportunity for appreciation from enhanced value for the equity securities into which they are convertible, and the concomitant risk of loss from declines in those values.

COMMON STOCKS. Subject to its investment restrictions, an underlying fund may invest in common stocks. Common stocks are junior to the debt obligations and preferred stocks of an issuer. Hence, dividend payments on common stocks should be regarded as less secure than income payments on corporate debt securities.

PORTFOLIO TURNOVER RATE

Changes may be made in the portfolio of an underlying fund consistent with its investment objective and policies whenever such changes are believed to be in the best interests of the underlying fund and its shareholders, and the underlying fund will be managed without regard to its portfolio turnover rate. The portfolio turnover rates for an underlying fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs to an underlying fund, including brokerage commissions, and may have adverse tax consequences.

The portfolio turnover rate for an underlying fund is calculated by dividing the lesser of the underlying fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Fund to protect the confidentiality of its holdings and prevent the selective disclosure of non-public information about its portfolio holdings. The Fund's service providers are required to comply with this policy. No non-public information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party, except as provided below. The Board of Trustees has adopted formal procedures governing compliance with the Fund's policies.

The Fund or its duly authorized service providers, may publicly disclose holdings of the Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of the Fund's completed purchases and sales may only be made available after the public disclosure of the Fund's portfolio holdings.

The Fund will publish all portfolio holdings on a monthly basis on its website at www.transamericaidex.com within two weeks after the end of each month. Such information will generally remain online for up to four months or as otherwise consistent with applicable regulations. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the Fund. The Fund may then forward the information to investors and consultants requesting it. As the Fund has not yet commenced operations as of the date of this SAI, the Fund's portfolio holdings are not yet available.


There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review by these services and departments, the Fund may distribute (or authorize its service providers to distribute) portfolio holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become public information; and (ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the Fund nor its service providers receive any compensation from such services and departments. Subject to such departures as the Fund's investment adviser's compliance department believes reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the Fund (and its service provider, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the Confidentiality Agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.


The Board and an appropriate officer of the investment adviser's compliance department or the Fund's Chief Compliance Officer ("CCO") may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board violations of the Fund's policies and procedures on disclosure of portfolio holdings.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Transamerica IDEX has entered into an Investment Advisory Agreement ("Advisory Agreement") on behalf of the Fund with Transamerica Fund Advisors, Inc. ("TFAI" or "Investment Adviser"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TFAI supervises the Fund's investments and conducts its investment program. TFAI hires a sub-adviser to furnish investment advice and recommendations and has entered into sub-advisory agreements with the sub-adviser.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group. Transamerica Investment Management, LLC is an affiliate of TFAI and Transamerica IDEX.

INVESTMENT ADVISER COMPENSATION

TFAI receives compensation, calculated daily and paid monthly, from the Fund at the annual rate indicated below (expressed as a specified percentage of the Fund's average daily net assets):

AVERAGE DAILY NET ASSETS                       PERCENTAGE
----------------------------------             ----------
First $500 million                               0.20%
Over $500 million up to $1 billion               0.19%
Over $1 billion                                  0.18%

ADVISORY AGREEMENT

The duties and responsibilities of the Investment Adviser are specified in the Advisory Agreement. The Advisory Agreement provides that TFAI will perform the following services or cause them to be performed by others: (i) furnish to the Fund investment advice and recommendations; (ii) supervise the purchase and sale of securities as directed by appropriate Fund officers, and (iii) be responsible for the administration of the Fund. The Advisory Agreement is not assignable and may be terminated without penalty upon 60 days' written notice at the option of either the Fund, TFAI or by a vote of shareholders of the Fund. The Advisory Agreement provides that it can be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party cast in person at a special meeting called for such purposes. The Advisory Agreement also provides that TFAI shall not be liable to the Fund or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder in connection with matters to which the Advisory Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of TFAI in the performance of its duties thereunder.

The Fund pays its allocable share of the fees and expenses of its non-interested trustees, custodian and transfer agent fees, brokerage commissions and all other expenses in connection with the execution of its portfolio transactions, administrative, clerical, recordkeeping, bookkeeping, legal, auditing and accounting expenses, interest and taxes, expenses of preparing tax returns, expenses of shareholders' meetings and preparing, printing and mailing proxy statements (unless otherwise agreed to by the Fund or TFAI, expenses of preparing and typesetting periodic reports to shareholders (except for those reports the Fund permits to be used as sales literature), and the costs, including filing fees, of renewing or maintaining registration of Fund shares under federal and state law.

EXPENSE LIMITATION AND RECOUPMENT

TFAI has entered into an expense limitation arrangement with Transamerica IDEX on behalf of the Fund, pursuant to which TFAI has agreed to waive fees and/or reimburse expenses, whenever the total cost to the Fund of normal operating expenses chargeable to its income account (including the investment advisory fee but excluding brokerage commissions, 12b-1 fees, interest and taxes and certain extraordinary expenses) exceeds 0.55% (as an annual rate) of the Fund's average daily net assets. The Fund will, at a later date reimburse TFAI for fees and/or expenses previously waived or reimbursed during the previous 36 months if the estimated annualized operating expenses of the Fund are less than the expense cap. However, the Fund will proceed to such recoupment only if, after such recoupment, the Fund's expense ratio does not exceed the expense cap. The agreement continues automatically for one-year terms unless TFAI provides written notice to Transamerica IDEX. The agreement will terminate upon termination of the Investment Advisory Agreement.

TOTAL ADVISORY FEES PAID BY THE FUND

As of the date of this SAI, the Fund has not commenced operations. As a result, no fees were paid for the past fiscal year.

PORTFOLIO CONSTRUCTION MANAGER

Morningstar Associates, LLC ("Morningstar Associates" or "Portfolio Construction Manager") located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager to the Fund pursuant to an agreement with TFAI, and, as such, makes asset allocation and fund selection decisions for the Fund.

Morningstar Associates also serves as portfolio construction manager to, and makes asset allocation and fund selection decisions for, certain other Transamerica IDEX series and to certain portfolios of AEGON/Transamerica Series Trust ("ATST"), a registered investment company.


Morningstar Associates also serves as a portfolio construction manager to other funds under Transamerica IDEX and ATST that may have investment objectives identical or similar to that of the Fund. There may be situations where a recommendation to purchase/sell is made to one fund and not the other. There are several factors that are considered in making such a decision including, but not limited to, the investment objectives of the respective funds, amounts available for investment by the fund, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which the fund presently has in a particular asset class, investment style, or industry.


It is possible that at times, identical securities will be held by more than one fund. However, positions in the same issue may vary and the length of time that any fund may choose to hold its investment in the same issue may likewise vary.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION

The Portfolio Construction Manager receives compensation, calculated daily and paid monthly, from TFAI at the annual rates indicated below (expressed as a specified percentage of the Fund's average daily net assets):

AVERAGE DAILY NET ASSETS                                       PERCENTAGE
----------------------------------                             ----------
First $500 million                                                0.20%
Over $500 million up to $1 billion                                0.19%
Over $1 billion                                                   0.18%

As of the date of this SAI, the Fund has not commenced operations. As a result, no fees were paid for the past fiscal year.


INFORMATION ABOUT THE FUND'S PORTFOLIO CONSTRUCTION MANAGERS



Information regarding other accounts for which the Fund's portfolio construction team is primarily responsible for the day-to-day management, a description of any material conflict of interest that may arise in connection with the portfolio construction team's management of the Fund's investments, the structure of, and methods used to determine, the compensation of the portfolio construction team and the dollar range of equity securities in the Fund beneficially owned by the portfolio construction team are provided in Appendix B of this SAI.


                                   DISTRIBUTOR

Transamerica IDEX has entered into an Underwriting Agreement with AFSG Securities Corporation ("AFSG" or "Distributor"), located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52494, to act as the principal underwriter of the shares of the Fund. The Underwriting Agreement will continue from year to year so long as its continuance is approved at least annually in the same manner as the investment advisory agreements discussed above. A discussion of AFSG's responsibilities and charges as principal underwriter of fund shares is set forth in the Fund's prospectus.

As of the date of this SAI, the Fund has not commenced operations. As a result, no fees were paid for the past fiscal year.

                             ADMINISTRATIVE SERVICES

TFAI is responsible for the supervision of all administrative functions, providing office space, and paying its allocable portion of the salaries, fees and expenses of all fund officers and of those trustees who are affiliated with TFAI. The costs and expenses, including legal and accounting fees, filing fees and printing costs in connection with the formation of the Fund and the preparation and filing of the Fund's initial registration statements under the 1933 Act and 1940 Act are also paid by TFAI.

Transamerica IDEX has entered into an Administrative Services Agreement ("Administrative Agreement") with Transamerica Fund Services, Inc. ("TFS"), 570 Carillon Parkway, St. Petersburg, Florida 33716, on behalf of the Fund. Under the Administrative Agreement, TFS carries out and supervises all of the administrative functions of the Fund and incurs expenses payable by Transamerica IDEX related to such functions.

The administrative duties of TFS with respect to the Fund include: providing the Fund with office space, telephones, office equipment and supplies; paying the compensation of the Fund's officers for services rendered as such; supervising and assisting in preparation of annual and semi-annual reports to shareholders, notices of dividends, capital gain distributions and tax information; supervising compliance by the Fund with the recordkeeping requirements under the 1940 Act and regulations thereunder and with the state regulatory requirements; maintaining books and records of the Fund (other than those maintained by the Fund's custodian and transfer agent); preparing and filing tax returns and reports; monitoring and supervising relationships with the Fund's custodian and transfer agent; monitoring the qualifications of tax deferred retirement plans providing for investment in shares of the Fund; authorizing expenditures and approving bills for payment on behalf of the Fund; and providing executive, clerical and secretarial help needed to carry out its duties.

ADMINISTRATIVE FEES

Under the Administrative Agreement, TFS receives compensation, calculated daily and paid monthly, from the Fund at the annual rate of 0.0125% (expressed as a specified percentage of the Fund's average daily net assets).

As the Fund has not yet commenced operation as of the date of this SAI, there were no administrative services fees paid for the past three fiscal years.

                 CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES

Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, 16th Floor, Boston, MA 02116, is custodian for Transamerica IDEX. The custodian is not responsible for any of the investment policies or decisions of the Fund, but holds its assets in safekeeping, and collects and remits the income thereon subject to the instructions of the Fund.

TFS is the transfer agent, withholding agent and dividend disbursing agent for the Fund. TFS is directly owned by Western Reserve (44%) and AUSA (56%), both of which are indirect wholly owned subsidiaries of AEGON N.V. and thus TFS is an affiliate of TFAI.

Transaction requests should be mailed to Transamerica IDEX Mutual Funds, P.O. Box 219945, Kansas City, MO 64121-9945 or Transamerica IDEX Mutual Funds, 330 W. 9th Street, Kansas City, MO 64105 (for overnight mail).




TRANSFER AGENCY FEES

The Fund pays the transfer agent an annual per-account charge of $19.60 for each Open Account and $1.50 for each Closed Account. There is no new account charge.

As the Fund has not yet commenced operations as of the date of this SAI, there were no transfer agency fees paid for the last three fiscal years.

                         FUND TRANSACTIONS AND BROKERAGE

In effecting portfolio transactions on behalf of the Fund, the Portfolio Construction Manager purchases shares of the underlying funds at net asset value per share by transacting directly with Transamerica IDEX, and does not utilize the services of broker-dealers or incur brokerage commissions.

                              TRUSTEES AND OFFICERS


The Trustees and executive officers of Transamerica IDEX are listed below. The Board of Trustees governs each of the TA IDEX funds (including the Fund) and is responsible for protecting the interests of the shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the business affairs of the TA IDEX funds and the operation of Transamerica IDEX by its officers. The Board also reviews the management of the Fund's assets by TFAI and the Portfolio Construction Manager. Transamerica IDEX is part of a Fund Complex which consists of Transamerica IDEX, ATST, and Transamerica Income Shares, Inc. ("TIS"), and consists of 92 funds/portfolios as of the date of this SAI.


Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified; or (2) a Trustee resigns, is replaced or his or her term as a Trustee is terminated in accordance with Transamerica IDEX's Agreement and Declaration of Trust. The executive officers are elected and appointed by the Trustees and hold office until they resign, are removed, or are otherwise disqualified to serve.

                                                 TERM OF
                                                  OFFICE
                                                   AND                                                  NUMBER OF
                                                LENGTH OF                                                FUNDS IN
                                                   TIME          PRINCIPAL OCCUPATION(S) DURING          COMPLEX           OTHER
 NAME, ADDRESS AND AGE            POSITION       SERVED*                  PAST 5 YEARS                   OVERSEEN      DIRECTORSHIPS
------------------------          --------      ---------    --------------------------------------     ---------      -------------
INTERESTED TRUSTEES**

John K. Carter                   Trustee        2006-        Trustee (October 2006 - present),              92              N/A
570 Carillon Parkway,            (September     present      President & CEO (July 2006 - present),
St. Petersburg, FL 33716         2006 -                      Sr.Vice President (1999 - June 2006),
(DOB: 4/24/61)                   present),                   Chief Compliance Officer, General
                                 President &                 Counsel & Secretary (1999 -
                                 Chief                       August 2006), ATST; Sr.Vice President
                                 Executive                   (1999 - June 2006), Chief
                                 Officer                     Compliance Officer, General Counsel
                                 (July 2006                  & Secretary (1999 - August
                                 - present)                  2006), TA IDEX; Director
                                                             (October 2006- present), President &
                                                             CEO (July 2006 - present), Sr.Vice
                                                             President (2002 - June 2006), General
                                                             Counsel, Secretary & Chief Compliance
                                                             Officer (2002 - August 2006), TIS;
                                                             President, CEO (July 2006 - present),
                                                             Sr.Vice President (1999 - June 2006),
                                                             Director (2000 - present), General
                                                             Counsel, & Secretary (2000 - August
                                                             2006), Chief Compliance Officer, (2004
                                                             - August 2006), Transamerica Fund
                                                             Advisors (TFAI); President, CEO (July
                                                             2006 - present), Sr.Vice President
                                                             (1999 - June 2006), Director (2001 -
                                                             present), General Counsel, & Secretary
                                                             (2001 - August 2006), Transamerica Fund
                                                             Services (TFS); Vice President, AFSG
                                                             Securities Corporation (AFSG) (2001 -
                                                             present); CEO (July 2006 - resent),Vice
                                                             President, Secretary & Chief Compliance
                                                             Officer (2003 - August 2006),
                                                             Transamerica Investors, Inc. (TII);
                                                             Sr.Vice President, General Counsel &
                                                             Secretary, Transamerica Index Funds
                                                             (TIF) (2002 - 2004); Vice President,
                                                             Transamerica Investment Services, Inc.
                                                             (TISI) (2003 - 2005) & Transamerica
                                                             Investment Management, LLC (TIM) (2001
                                                             - 2005)

INDEPENDENT TRUSTEES++

Peter R. Brown                   Chairman,      1986-        Chairman & Trustee, ATST                       92              N/A
8323 40th Place North            Trustee        present      (1986-present); Chairman & Director,
St. Petersburg, FL 33709                                     TIS (2002-present); Director, TIF
(DOB 5/10/28)                                                (2002-2004); Chairman of the Board,
                                                             Peter Brown Construction Company
                                                             (1963- 2000); Rear Admiral (Ret.) U.S.
                                                             Navy Reserve, Civil Engineer Corps

Charles C. Harris                Trustee        1994 -       Trustee, ATST (1986-present);                  92              N/A
2 Seaside Lane, #304                            present      Director, TIS (2002-present)
Belleair, FL  33756
(DOB 7/15/30)

Russell A. Kimball, Jr.          Trustee                    Trustee, ATST (1986-present);                  92             N/A
1160 Gulf Boulevard                             2002 -       Director, TIS (2002-present); General
Clearwater Beach, FL 33767                      present      Manager, Sheraton Sand Key Resort
(DOB 8/17/44)                                                (1975 - present)

William W. Short, Jr.            Trustee        1986-        Trustee, ATST (2000-present);                  92             N/A
7882 Lantana Creek Road                         present      Director, TIS (2002-present); Retired
Largo, FL 33777                                              CEO and Chairman of the Board, Shorts,
(DOB 2/25/36)                                                Inc.

Daniel Calabria                  Trustee        1996 -       Trustee, ATST (2001-present);                  92             N/A
7068 S. Shore Drive S.                          present      Director, TIS (2002-present); Member
South Pasadena, FL 33707                                     of Investment Committee, Ronald
(DOB 3/5/36)                                                 McDonald House Charities of Tampa Bay,
                                                             Inc. (1997 - present); Trustee, The
                                                             Hough Group of Funds (1993 - 2004);
                                                             prior to 1996, served in senior
                                                             executive capacities for several mutual
                                                             fund management companies for more than
                                                             30 years

Robert L. Anderson, Ph.D.        Trustee        2005 -       Dean, Professor, College of Business,          51             N/A
3301 Bayshore Blvd., #1408                      present      University of South Florida (1995 -
Tampa, FL 33629                                              present)
(DOB 10/30/40)

Janice B. Case                   Trustee        2002-        Trustee, ATST (2001-present);                  92       Director,
205 Palm Island NW                              present      Director, TIS (2002-present); Sr. Vice                  Central Vermont
Clearwater, FL 33767                                         President, Florida Power Corporation                    Public Service
(DOB 9/27/52)                                                (1996-2000); Director, Cadence                          Corp
                                                             Network, Inc. (1997-2004); Trustee,                     (2001-present);
                                                             Morton Plant Mease Healthcare                           Director,
                                                             (1999-2005); Director Arts Center &                     Western
                                                             Theatre (2001-present)                                  Electricity
                                                                                                                     Coordinating
                                                                                                                     Council
                                                                                                                     (2002-present)

Norm R. Nielsen                  Trustee        2006-present Trustee, ATST (2006-present);                  92       Iowa Student
9687 Cypress Hammock, #201                                   Director, TIS (2006-present);                           Loan Liquidity
Bonita Springs, FL 34135                                     President, Kirkwood Community College                   Corporation
(DOB 5/11/39)                                                (1985-2005); Director, Iowa Health                      (1998-present);
                                                             Systems (1994-2003); Director, Iowa                     Buena Vista
                                                             City Area Development (1996-2004)                       University
                                                                                                                     Board of
                                                                                                                     Trustees
                                                                                                                     (2004-present);
                                                                                                                     U.S. Bank (1988
                                                                                                                     - present)

Jack E. Zimmerman                Trustee        1986-present Retired Director, Regional Marketing           51             N/A
6778 Rosezita Lane                                           of Marietta Corporation & Director of
Dayton, OH 45459                                             Strategic Planning, Martin Marietta
(DOB 2/3/28)                                                 Baltimore Aerospace

Leo J. Hill                      Trustee       2002-present  Trustee, ATST (2001-present);                  92              N/A
7922 Bayou Club Boulevard                                    Director, TIS (2002-present); Owner &
Largo, FL 33777                                              President, Prestige Automotive Group
 (DOB 3/27/56)                                               (2001 - 2005); President, L. J. Hill &
                                                             Company (1999 - present); Market
                                                             President, Nations Bank of Sun Coast
                                                             Florida (1998 - 1999); President &
                                                             CEO, Barnett Banks of Treasure Coast
                                                             Florida (1994 - 1998); EVP & Sr.
                                                             Credit Officer, Barnett Banks of
                                                             Jacksonville, Florida (1991 - 1994);
                                                             Sr. Vice President & Sr. Loan
                                                             Administration Officer, Wachovia Bank
                                                             of Georgia (1976 - 1991)

John W. Waechter                 Trustee       2005-present  Trustee, ATST (2004-present);                  92              N/A
5913 Bayview Circle                                          Director, TIS (2004-present);
Gulfport, FL 33707                                           Executive Vice President, CFO, CCO,
(DOB 2/25/52)                                                William R. Hough & Co. (1979-2004);
                                                             Treasurer, The Hough Group of Funds (1993-2004)



      OFFICERS


                                                        TERM OF OFFICE
                                                         AND LENGTH OF
 NAME, ADDRESS*** AND                                        TIME                           PRINCIPAL OCCUPATION(S) OR
         AGE                          POSITION            SERVED****                      EMPLOYMENT DURING PAST 5 YEARS
----------------------         ---------------------    --------------    ----------------------------------------------------------
Dennis P. Gallagher            Sr. Vice President,      2006 - present    Sr. Vice President, General Counsel & Secretary,
(DOB: 12/19/70)                General Counsel &                          ATST & TIS (September 2006 - present); Vice President &
                               Secretary                                  Secretary, TII (September 2006 - present); Director,
                                                                          Sr. Vice President, General Counsel & Secretary, TFAI &
                                                                          TFS (September 2006 - present); Director (1998 - June
                                                                          2006), Deutsche Asset Management

Glenn E. Brightman             Sr. Vice President &     2005 - present    Sr. Vice President & Principal Financial Officer, ATST
(DOB 12/1/72)                  Principal Financial                        and TIS (2005 - present); Vice President & Principal
                               Officer                                    Financial Officer, TII (2005 - present); Senior
                                                                          Vice President, TFS, TFAI (2005 - present); Manager
                                                                          - Mutual Fund Accounting, The Vanguard Group, Inc.
                                                                          (1996-2005)

T. Gregory Reymann, II         Senior Vice President    2004 - present    Chief Compliance Officer & Senior Vice President, ATST,
(DOB: 5/13/58)                 and Chief Compliance                       TA IDEX, TFAI, TIS (2006 - present); Chief Compliance
                               Officer                                    Officer (2006 - present) & Vice President (2005
                                                                          -present), TII; Vice President & Senior
                                                                          Counsel, TFS (2005 - 2006); Vice President & Counsel,
                                                                          ATST, TA IDEX, TFAI, TIS (2004 - 2006), TFS (2004 -
                                                                          2005) & TIF (2004); Attorney, Gould,
                                                                          Cooksey, et. al. (2002 - -2004)


---------------

+ May be deemed an "interested person" (as that term is defined in the 1940 Act) of TA IDEX because of his employment with TFAI or an affiliate of TFAI.



++ Independent Trustee ("Independent Trustee") means a trustee who is not an "interested person" (as defined under the 1940 Act) of TA IDEX (the "Independent Trustees")



* Each Trustee shall hold office until 1) his or her successor is elected and qualified or 2) he or she resigns or his or her term as a Trustee is terminated in accordance with the TA IDEX by-laws.TA IDEX will hold a shareholder meeting to elect the Board of Trustees at least once every five years.



** The business address of each officer is 570 Carillon Parkway, St. Petersburg, FL 33716. No officer of TA IDEX, except for the Chief Compliance Officer, receives any compensation from TA IDEX.



*** Elected and serves at the pleasure of the Board of Trustees of TA IDEX.



COMMITTEES OF THE BOARD

The Trustees are responsible for major decisions relating to a fund's objective, policies and techniques. They review investment decisions, although they do not actively participate on a regular basis in making such decisions. As of October 31, 2006, the Board of Trustees had the following standing committees that each perform specialized functions: an Audit Committee, Nominating Committee, Compensation Committee, Valuation Oversight Committee, Proxy Voting Committee, Governance Committee, Marketing Oversight Committee and Contract Review Committee. TA IDEX also has an Administrative Valuation Committee and Administrative Proxy Voting Committee, which consist of members of Management.



                                                                                                                     NUMBER OF
                                                                                                                      MEETINGS
                                                                                                                    HELD DURING
                                                                                                                    LAST FISCAL
                                                                                                                        YEAR
  COMMITTEE                                 FUNCTIONS                                       MEMBERS                 10/31/2005
---------------       ------------------------------------------------------------   -----------------------------  -----------
AUDIT                 The Audit Committee reviews the financial reporting process,   John W. Waechter, Chairman;         6
                      the system of internal control, the audit process, and the     Janice B. Case; Charles C.
                      Transamerica IDEX process for monitoring compliance with       Harris; Daniel Calabria; Leo
                      investment restrictions and applicable laws and the            J. Hill; Peter R. Brown;
                      Transamerica IDEX Code of Ethics.                              William W. Short, Jr. and
                                                                                     Russell A. Kimball, Jr.

NOMINATING            The Nominating Committee operates under a written charter.     Peter R. Brown, Chairman;           1
                      The Nominating Committee nominates and evaluates               Daniel Calabria; Charles
                      Independent Trustee candidates. The Nominating Committee       C. Harris; William W. Short,
                      meets periodically, as necessary, and is solely                Jr. and Russell A. Kimball,
                      responsible for the selection and nomination of potential      Jr.
                      candidates to serve on the Board. The Nominating Committee is solely responsible for the selection and nomination of
                      potential candidates to serve on the Board, the Nominating
                      Committee may consider nominations from shareholders of
                      the funds.  Shareholders may submit for the Nominating
                      Committee's consideration, recommendations regarding
                      potential nominees for service on the Board.  Each
                      eligible shareholder or shareholder group may submit no
                      more than one nominee each calendar year.

                      In order for the Nominating Committee to consider shareholder submissions, the following requirements, among others, must be satisfied regarding the nominee: the nominee must satisfy all qualifications provided in Transamerica IDEX's organizational documents, including qualification as a possible Independent Director/Trustee if the nominee is to serve in that capacity; the nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group;
                      neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group; neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group; the nominee may not be an executive officer, director/trustee or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group; the nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act); and a shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Nominating Committee.

                      In addition, in order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee: any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a fund's (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election (each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination);
                      in addition, such securities must continue to be held through the date of the meeting and the nominating shareholder or shareholder group must also bear the economic risk of the investment; and the nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has
                      (a) sole power to vote or direct the vote, (b) shared power to vote or direct the vote, (c) sole power to dispose or direct the disposition of such shares, and (d) shared power to dispose or direct the disposition of such shares (in addition the certification shall provide that the shares have been held continuously for at least two years).

                      In assessing the qualifications of a potential candidate for membership on the Board, the Nominating Committee may consider the candidate's potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant.

COMPENSATION          Reviews compensation arrangements for each Trustee.            Janice B. Case;  Charles           1
                                                                                     C. Harris, Co-Chairs; Peter
                                                                                     R. Brown; Daniel Calabria;
                                                                                     Russell A. Kimball, Jr.; Leo
                                                                                     J. Hill; William W. Short,

                                                                                     Jr.; Jack E. Zimmerman;
                                                                                     Robert L. Anderson; Norm R.
                                                                                     Nielsen and John W. Waechter

VALUATION             Oversees the process by which the funds calculate their net    Leo J. Hill, Chairman;              3
OVERSIGHT             asset value to verify consistency with the funds' valuation    Charles C. Harris; Robert
                      policies and procedures, industry guidance, interpretative     L. Anderson and William W.
                      positions issued by the SEC and its staff, and industry best   Short, Jr.
                      practices.

PROXY VOTING          Provides the fund's consent to vote in matters where the       Russell A. Kimball, Jr.,            1
                      Adviser or Sub-Adviser seeks such consent because of a         Chairman; William W. Short,
                      conflict of interest that arises in connection with a          Jr. and Leo J. Hill
                      particular vote, or for other reasons.  The Proxy Voting
                      Committee also may review the Adviser's and each
                      Sub-Adviser's proxy voting policies and procedures in lieu of submission of the policies and procedures to the entire
                      Board for approval.

GOVERNANCE            Provides oversight responsibilities and monitors certain       Daniel Calabria, Chairman;          2
                      issues, in consultation with the CCO and independent           William W. Short, Jr.;
                      trustees' counsel, that affect the duties of independent       Russell A. Kimball, Jr. and
                      members of the Board.                                          Leo J. Hill

CONTRACT              Reviews contracts between or among the funds and their         Russell A. Kimball, Jr.,            1
REVIEW                service providers. Oversight responsibilities for the          Chairman; Daniel Calabria;
                      process of evaluating new contracts, reviewing existing        Jack E.  Zimmerman and Janice
                      contracts on a periodic basis and making recommendations       B. Case
                      to the Board with respect to any contracts affecting the
                      funds.

MARKETING             Oversees the marketing efforts on behalf of the funds.         Robert L. Anderson, Chairman        5
OVERSIGHT                                                                            and Janice B. Case


TRUSTEE OWNERSHIP OF EQUITY SECURITIES


The table below gives the dollar range of shares of the Fund, as well as the aggregate dollar range of shares of all funds advised and sponsored by TFAI (collectively, the "Fund Complex"), owned by each Trustee as of December 31, 2005:



                                                                         AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                DOLLAR RANGE OF EQUITY SECURITIES         ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
 NAME OF TRUSTEE                           IN THE FUND                    BY TRUSTEES IN FAMILY OF INVESTMENT COMPANIES
----------------------          ---------------------------------        ----------------------------------------------
Peter R. Brown                                 -0-                                        Over $100,000
Daniel Calabria                                -0-                                        Over $100,000
John K. Carter*(3)                             -0-                                             -0-
Janice B. Case                                 -0-                                        Over $100,000
Charles C. Harris                              -0-                                        Over $100,000
Leo J. Hill                                    -0-                                        Over $100,000
Russell A. Kimball, Jr.                        -0-                                        Over $100,000
William W. Short, Jr.                          -0-                                        Over $100,000
Jack E. Zimmerman                              -0-                                        Over $100,000
John W. Waechter                               -0-                                        Over $100,000
Robert L. Anderson(1)                          -0-                                             -0-
Norm R. Nielsen(2)                             -0-                                             -0-


---------------

 *  Interested Trustee

(1) Mr. Anderson did not become a Trustee until September 2005.
(2) Mr. Nielsen did not become a Trustee until May 2006.
(3) Mr. Carter did not become a Trustee until September 2006.

CONFLICTS OF INTEREST

The following table sets forth information as of December 31, 2005 about securities owned beneficially or of record by each Independent Trustee or members of his or her immediate family, representing interests in the Investment Adviser, the Portfolio Construction Manager or Distributor of the Fund, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Trustee's spouse, children residing in the Trustee's household and dependents of the Trustee.




                                   NAME OF OWNERS AND                               TITLE OF         VALUE OF
 NAME OF TRUSTEE                RELATIONSHIPS TO TRUSTEE         COMPANY              CLASS         SECURITIES      PERCENT OF CLASS
-----------------------        -------------------------  -----------------------   ---------       ----------      ----------------
Peter R. Brown                          N/A                        N/A                N/A              N/A                N/A
Charles C. Harris                       N/A                        N/A                N/A              N/A                N/A
Russell A. Kimball, Jr.                 N/A                        N/A                N/A              N/A                N/A
William W. Short, Jr.                   N/A                        N/A                N/A              N/A                N/A
Robert L. Anderson                      N/A                        N/A                N/A              N/A                N/A
Daniel Calabria                         N/A                        N/A                N/A              N/A                N/A
Janice B. Case                          N/A                        N/A                N/A              N/A                N/A
Leo J. Hill                             N/A                        N/A                N/A              N/A                N/A
Jack E. Zimmerman                       N/A                        N/A                N/A              N/A                N/A
John W. Waechter                        N/A                        N/A                N/A              N/A                N/A
Norm R. Nielsen (1)                     N/A                        N/A                N/A              N/A                N/A


-------------
(1) Mr. Nielsen did not become a Trustee until May 2006.


Independent Trustees receive a total annual retainer fee of $64,000 from the TA IDEX funds, of which the funds pay a pro rata share allocable to each TA IDEX fund based on the relative assets of the fund. The Chairman of the Board also receives an additional retainer of $20,000 per year. Each Audit Committee member receives an additional retainer of $6,000. The audit committee financial expert also receives an additional retainer of $5,000. Any fees and expenses paid to Trustees who are affiliates of TFAI or AFSG are paid by TFAI and/or AFSG and not by the funds.


Under a non-qualified deferred compensation plan effective January 1, 1996 (the "Deferred Compensation Plan") available to the Trustees, compensation may be deferred that would otherwise be payable by Transamerica IDEX to a Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A shares of a fund (without imposition of sales charge), as elected by the Trustee. It is not anticipated that the Deferred Compensation Plan will have any material impact on the funds.

Under a retirement plan (the "Emeritus Plan") available to the Independent Trustees, each Independent Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee, calculated as follows:

Years of Service as Trustee          Years Eligible for Service as Trustee Emeritus ("Eligible Years")
            5                                                    2
           10                                                    3
           15                                                    5


In a year in which a Independent Trustee earns an eligibility benefit (years 5, 10 and 15), Transamerica IDEX shall accrue and the Independent Trustee shall be credited an amount equal to 50% of his or her then-current annual retainer for the appropriate number of Eligible Years (2, 3 or 5). Such amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the fund. The Chairman and the Audit Committee's Financial Expert will also earn 50% of the additional retainers designated for such positions. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such. In addition, a Trustee Emeritus may be invited by the Board, but is not required, to attend meetings, and shall be available for consultation by the Trustees, Transamerica IDEX's officers and counsel. A Trustee Emeritus will receive reimbursement of actual and reasonable expenses incurred for attendance at Board meetings.


Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX.

The following table provides compensation amounts paid to Independent Trustees for the fiscal year ended October 31, 2006



                               COMPENSATION TABLE



                                                                                                                 TOTAL
                                          AGGREGATE          PENSION OR RETIREMENT     ESTIMATED ANNUAL     COMPENSATION PAID
                                      COMPENSATION FROM        BENEFITS ACCRUED AS       BENEFIT UPON       TO TRUSTEES FROM
NAME OF PERSON, POSITION            TRANSAMERICA IDEX(1)     PART OF FUND EXPENSES        RETIREMENT         FUND COMPLEX(2)
Peter R. Brown, Trustee                 $  85,500.00             $  210,000.00               N/A              $   201,125.00
Daniel Calabria, Trustee                $  67,000.00             $   96,000.00               N/A              $   161,625.00
Janice B. Case, Trustee                 $  67,000.00             $   64,000.00               N/A              $   161,625.00
Charles C. Harris, Trustee              $  66,500.00             $   96,000.00               N/A              $   161,125.00
Leo J. Hill, Trustee                    $  67,000.00             $   64,000.00               N/A              $   161,625.00
Russell A. Kimball, Jr., Trustee        $  61,500.00             $   96,000.00               N/A              $   156,125.00
William W. Short, Jr., Trustee          $  67,000.00             $  160,000.00               N/A              $   161,625.00
Jack E. Zimmerman, Trustee              $  57,000.00             $  160,000.00               N/A              $    57,000.00
John W. Waechter(3)                     $  70,750.00                         -               N/A              $   169,125.00
Robert L. Anderson(4)                   $  57,000.00                         -               N/A              $    57,000.00
Norm Nielsen(5)                         $  16,000.00                         -               N/A              $    38,800.00
                         Total:         $ 682,250.00             $  946,000.00               N/A              $ 1,486,800.00



----------
(1) Of this aggregate compensation, the total amounts deferred (including earnings) and accrued for the benefit of the participating Trustees for the year ended October 31, 2006 were as follows: Peter R. Brown, $27.03; Daniel Calabria, $65,350.08; William W. Short, Jr., $36.59; Charles C. Harris, $2,900.00; Russell A. Kimball, Jr., $16,665.26; Janice B. Case, $0; Leo J. Hill, $22,270.14; Jack E. Zimmerman, $0, Robert L. Anderson, $12,000.00; Norm R. Nielsen, $0; and John W. Waechter, $0.



(2)   The Fund Complex currently consists of Transamerica IDEX, ATST and TIS.



(3)   Mr. Waechter did not become a Trustee until February 25, 2005.



(4)   Mr. Anderson did not become a Trustee until September, 2005.



(5)   Mr. Nielsen did not become a Trustee until May, 2006


           SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES

The Board of Trustees of Transamerica IDEX has adopted these procedures by which shareholders of the TA IDEX funds may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of Transamerica IDEX ("Secretary"), as follows:

                          Board of Trustees
                          Transamerica IDEX Mutual Funds
                          c/o Secretary
                          570 Carillon Parkway
                          St. Petersburg, Florida 33716

Each shareholder communication must: (i) be in writing and be signed by the shareholder; (ii) identify the fund to which it relates; and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. With respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting; or
(ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to a TA IDEX fund or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to its investment; or (ii) is ministerial in nature (such as a request for fund literature, share data or financial information).

                               DEALER REALLOWANCES

CLASS A AND CLASS C SHARES

Transamerica IDEX sells shares of the TA IDEX funds (including the Fund) both directly and through authorized dealers. When you buy shares of the Fund, the Fund receives the entire NAV of the shares you purchase. AFSG keeps the sales charge, then "reallows" a portion to the dealers through which shares were purchased. This is how dealers are compensated. From time to time, and particularly in connection with sales that are not subject to a sales charge, AFSG may enter into agreements with a broker or dealer whereby the dealer reallowance is less than the amounts indicated in the following tables.

Promotions may also involve non-cash incentives such as prizes or merchandise. Non-cash compensation may also be in the form of attendance at seminars conducted by AFSG, including lodging and travel expenses, in accordance with the rules of the NASD.

Reallowances may also be given to financial institutions to compensate them for their services in connection with Class A share sales and servicing of shareholder accounts.

                        CLASS A SHARE DEALER REALLOWANCES

                                               REALLOWANCE TO
                                              DEALERS AS A% OF
AMOUNT OF PURCHASE                             OFFERING PRICE
-----------------------------------------     ----------------
Under $50 Thousand
     $50 Thousand to under $100 Thousand             4.00%
     $100 Thousand to under $250 Thousand            2.75%
     $250 Thousand to under $500 Thousand            2.25%
     $500 Thousand to under $1 Million               1.75%
For purchases of $1 Million and above:
     $1 Million to under $5 Million                  1.00%*
     $5 Million to under $50 Million            Plus 0.50%*
     $50 Million and above                      Plus 0.25%*

----------
* No Dealer Reallowance is paid on purchases made on behalf of wrap accounts for the benefit of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica IDEX or AFSG Securities Corporation, and for purchases made by a retirement plan described in Section 401(a), 401(k), 401(m), or 457 of the Internal Revenue Code.

                        CLASS C SHARE DEALER REALLOWANCES

                                                                REALLOWANCE TO
                                                              DEALERS AS A % OF
AMOUNT OF PURCHASE                                              OFFERING PRICE
----------------------------------------------------------    ------------------
All purchases                                                      1.00%**

----------
** From time to time, AFSG may enter into agreements with brokers and dealers whereby the dealer allowance may be less than the amount indicated. Such agreements would also provide that the applicable shares could be subject to a contingent deferred sales charge for a period less than the otherwise applicable period

                               DISTRIBUTION PLANS

CLASS A AND CLASS C

As stated in the prospectus under "Distribution of Shares," the Fund has adopted a separate Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (individually, a "Plan" and collectively, the "Plans"), applicable to shares of each Class A and Class C of the Fund. Each of these Plans is structured as a Compensation Plan.

In determining whether to approve the Distribution Plan and the Distribution Agreements, the Trustees considered the possible advantages afforded shareholders from adopting the Distribution Plans and Distribution Agreements. The Trustees were informed by representatives of AFSG that reimbursements of distribution-related expenses by the Fund under the Distribution Plans would provide incentives to AFSG to establish and maintain an enhanced distribution system whereby new investors will be attracted to the Fund. The Trustees believe that improvements in distribution services should result in increased sales of shares in the Fund. In turn, increased sales are expected to lead to an increase in the Fund's net asset levels, which would enable the Fund to achieve economies of scale and lower its per-share operating expenses. In addition, higher net asset levels could enhance the investment management of the Fund, for net inflows of cash from new sales may enable a fund's investment adviser and sub-adviser to take advantage of attractive investment opportunities. Finally, reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the capital necessary to meet redemption requests.

Under the Plans for Class A shares (the "Class A Plans"), the Fund may pay AFSG an annual distribution fee of up to 0.35% and an annual service fee of up to 0.25% of the average daily net assets of the Fund's Class A shares; however, to the extent that the Fund pays service fees, the amount which the Fund may pay as a distribution fee is reduced accordingly so that the total fees payable under the Class A Plan may not exceed on an annualized basis 0.35% of the average daily net assets of the Fund's Class A shares.


Under the Plans for Class C shares (the "Class C Plans"), the Fund may pay AFSG an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the Fund's Class C shares.


AFSG may use the fees payable under the Class A and Class C Plans as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of the Class A or Class C shares, respectively, or in personal service to and/or maintenance of these shareholder accounts. In the case the Fund or any of its classes of shares are closed to new investors or investments, AFSG also may use the fees payable under these Plans to make payments to brokers and other financial intermediaries for past sales and distribution efforts. For each class, these activities and expenses may include, but are not limited to:

      Compensation to employees of AFSG;

      Compensation to and expenses of AFSG and other selected dealers who engage in or otherwise support the distribution of shares or who service shareholder accounts;

      In the case the Fund or either of its classes of shares is closed to new investors or investments, payment for services to and for maintenance of existing shareholder accounts and compensation of broker-dealers or other intermediaries for past sales and distribution efforts.

      The costs of printing and distributing prospectuses, statements of additional information and reports for other than existing shareholders; and

      The cost of preparing, printing and distributing sales literature and advertising materials.

Under the Plans, as required by Rule 12b-1, the Board of Trustees will review, at least quarterly, a written report provided by AFSG of the amounts expended by AFSG in distributing and servicing Class A or Class C shares of the Fund and the purpose for which such expenditures were made. For so long as the Plans are in effect, selection and nomination of the Trustees who are not interested persons of the Fund shall be committed to the discretion of the Trustees who are not interested persons of the Fund.


A Plan may be terminated as to a class of shares of the Fund at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the applicable class. A Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees of the Fund that have no direct or indirect financial interest in the operation of the Plan or any agreement relating thereto, cast in person at a meeting called for that purpose.

Any amendment of a Plan that would materially increase the costs to a particular class of shares of the Fund requires approval by the shareholders of that class. A Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance.

DISTRIBUTION FEES

As the fund has not yet commenced operation as of the date of this SAI there were no distribution fees paid for the past fiscal year.

                          NET ASSET VALUE DETERMINATION

The price at which shares are purchased or redeemed is the net asset value per share ("NAV") that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the Fund or an authorized intermediary.

WHEN SHARE PRICE IS DETERMINED

The NAV of the Fund and shares of the underlying funds in which the Fund invests is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities held by the underlying funds in which the Fund invests may trade in their primary markets on weekends or other days when the underlying funds do not price their shares (therefore, the NAV of an underlying fund holding foreign securities may change on days when the shareholders will not be able to buy or sell shares of the Fund).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day (plus or minus applicable sales charges and/or redemption fees). Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open. Purchase and redemption requests by telephone are deemed received when the telephone call is received

Orders for shares of the Fund and corresponding orders for the underlying funds in which the Fund invests are priced on the same day when orders for shares of the Fund are received. Consequently, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the Fund before the close of business on the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying funds' shares on the same day, so that both orders generally will receive that day's NAV.

How NAV is Determined

The NAV of the Fund and each underlying fund (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number or shares of the fund (or class) that are then outstanding. In the case of the Fund, because it invests substantially all of its assets in underlying funds under normal market conditions, its NAV will depend on the NAVs of the underlying funds in which it invests.

In general, securities and other investments held by an underlying fund (or in certain circumstances, the Fund) are valued at market value when market quotations are readily available. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with the underlying funds' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an underlying fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the underlying fund determines its NAV per share.

                        DIVIDENDS AND OTHER DISTRIBUTIONS


An investor may choose among several options with respect to dividends and capital gains distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date unless the shareholder has elected another distribution option as described in the prospectus. The quarterly ex-dividend date for the Fund will be 3 business days following the ex-dividend date of the underlying TA IDEX funds in which it invests. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date. The per share income dividends on Class C shares of the fund are anticipated to be lower than the per share income dividends on Class A shares of the fund as a result of higher distribution and service fees applicable to the Class C shares.


                              SHAREHOLDER ACCOUNTS

Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in the Fund's prospectus.

                               PURCHASE OF SHARES

As stated in the prospectus, the Fund currently offers investors a choice of two classes of shares: Class A and Class C shares.

Class A and Class C shares of the Fund can be purchased through AFSG or through broker-dealers or other financial institutions that have sales agreements with AFSG. Shares of the Fund are sold at the net asset value per share as determined at the close of the regular session of business on the NYSE next occurring after a purchase order is received and accepted by the Fund. (The applicable sales charge is added in the case of Class A shares.) The prospectus contains detailed information about the purchase of fund shares.

Shareholders whose investments are transferred from one class of shares of a Transamerica IDEX fund to another class of shares of the same Transamerica IDEX fund for administrative or eligibility reasons also may qualify for a waiver or reduction of sales charges and/or redemption charges in connection with the exchange.


Information on sales charge reductions and/or waivers can also be found on the Transamerica IDEX website at www.transamericaidex.com.


                                RETIREMENT PLANS

Transamerica IDEX offers several types of retirement plans that an investor may establish to invest in shares of a fund with tax deductible dollars. Prototype retirement plan documents for Individual Retirement Accounts, Code Section 403(b)(7) plans and SEP-IRA and SIMPLE IRA plans are available by calling or writing TFS Customer Service. These plans require the completion of separate applications, which are also available from TFS Customer Service. State Street Bank & Trust, Kansas City, Missouri ("State Street"), acts as the custodian or trustee under these plans for which it charges an annual fee of $15.00 on each such account with a maximum of $30.00 per tax identification number. However, if your combined retirement plan and ESA account(s)' balance per taxpayer identification number is more than $50,000, there is no fee. To receive additional information or forms on these plans, please call your Financial Advisor or Transamerica IDEX Customer Service at 1-888-233-4339 or write to Transamerica Fund Services at P.O. Box 219945, Kansas City, Missouri 64121-9945. No contribution to a retirement plan can be made until the appropriate forms to establish the plan have been completed. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney, retirement plan consultant or financial or tax adviser with respect to the requirements of such plans and the tax aspects thereof.

                              REDEMPTION OF SHARES

Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will ordinarily be made within three business days of the receipt of a valid redemption order. The value of shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's net assets at the time of redemption. Class C shares and certain Class A share purchases are also subject to a contingent deferred sales charge upon certain redemptions. As further explained in the prospectus, a short-term trading redemption fee of 2% of the amount redeemed may be assessed on any fund shares in a fund account that are sold (by redemption, whether voluntary or involuntary) within five (5) NYSE trading days following their purchase date. The prospectus describes the requirements and procedures for the redemption of shares.

Shares will normally be redeemed for cash, although the Fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. Transamerica IDEX has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Determination," and such valuation will be made as of the same time the redemption price is determined. Upon any distributions in kind, shareholders may appeal the valuation of such securities by writing to TFS.

Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.

The Contingent Deferred Sales Charge ("CDSC") is waived on redemptions of Class C (and Class A when applicable) in the circumstances described below.

(a) Redemption upon Total Disability or Death

The Fund will waive the CDSC on redemptions following the death or total disability (as evidenced by a determination of the Federal Social Security Administration) of a shareholder, but in the case of total disability only as to shares owned at the time of the initial determination of disability. The transfer agent or distributor will require satisfactory proof of death or disability before it determines to waive the CDSC.

(b) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

A shareholder may elect to participate in a systematic withdrawal plan ("SWP") with respect to the shareholder's investment in the Fund. Under the SWP, a dollar amount of a participating shareholder's investment in the fund will be redeemed systematically by the fund on a periodic basis, and the proceeds paid in accordance with the shareholder's instructions. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the SWP. The CDSC will be waived on redemptions made under the SWP subject to the limitations described below.

The amount of a shareholder's investment in a fund at the time election to participate in the SWP is made, with respect to the Fund, is hereinafter referred to as the "Initial Account Balance." The amount to be systematically withdrawn from a fund without the imposition of a CDSC may not exceed a maximum of 12% annually of the shareholder's Initial Account Balance. The Fund reserves the right to change the terms and conditions of the SWP and the ability to offer the SWP.

Please Note: The amount redeemed under this waiver does not need to be under a systematic withdrawal plan. If it is not under a systematic withdrawal plan, it is limited to one redemption per calendar year up to 12% of your account balance at the time of redemption.

(c) Reinvestment Privilege

The CDSC is also waived on redemption of shares as it relates to the reinvestment of redemption proceeds in the same class of shares of another fund within 90 days after redemption.

(d) Certain Retirement Plan Withdrawals

CDSC is also waived on withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax-sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account. (This waiver does not include transfer of asset redemptions, broker directed accounts or omnibus accounts.)

(e) Investors Who Previously Held Class C2 Shares of other TA IDEX funds

As described in the Fund's prospectus, holders of Class C shares of a TA IDEX fund may exchange their shares for the Fund's Class C shares. If Class C shares of a TA IDEX fund that were previously converted from Class C2 shares are exchanged for the Fund's Class C shares, holders of such Class C shares of the Fund will not pay any CDSC otherwise payable on such Class C shares.

(f) Purchases through Merrill Lynch, Pierce, Fenner & Smith Incorporated

Investors who purchase Class C shares of the Fund through Merrill Lynch, Pierce, Fenner & Smith Incorporated will not be subject to any CDSC otherwise payable with respect to redemptions of such Class C shares of the Fund. In connection with such purchases, AFSG will pay Merrill Lynch, Pierce, Fenner & Smith Incorporated compensation equal to 1.00% of the aggregate offering price for the Class C shares of the Fund so purchased. This CDSC waiver may be terminated at any time.

                                      TAXES

In order to qualify as a regulated investment company ("RIC") a fund must meet certain requirements regarding the source of its income, the diversification if its assets and the distribution of its income.


The Fund has qualified, and expects to continue to qualify, for treatment as a RIC under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. With respect to the fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or foreign currencies ("Income Requirement"); (2) at the close of each quarter of a fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that, with respect to any one issuer, do not exceed 5% of the value of the fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of a fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, in two or more issuers that the fund controls and which are engaged in the same or similar trades or businesses or of one or more qualified publicly traded partnerships. If the fund qualifies as a RIC and distributes to its shareholders substantially all of its net income and net capital gains, then the fund should have little or no income taxable to it under the Code. Shareholders of a RIC generally are required to include these distributions as ordinary income, to the extent the distributions are attributable to the RIC's investment income (except for qualifying dividends as discussed below), net short-term capital gain, and certain net realized foreign exchange gains, or as capital gains, to the extent of the RICs net capital gain (i.e., net long-term capital gains over net short-term capital losses). If a fund fails to qualify as a RIC, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will constitute ordinary dividend income to the extent of the fund's available earnings and profits.

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts from prior periods. The Fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.



Tax laws generally provide for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the funds are generally taxed to individual taxpayers:



      o Distributions of earnings from qualifying dividends and qualifying long-term capital gains from an underlying fund to the Fund which is then distributed to individual shareholders will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets).



      o Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" to an underlying fund which is then distributed to the Fund can also qualify for the lower tax rates on qualifying dividends.



      o A shareholder and the Fund will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.



      o Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains, which are distributed to the fund from an underlying fund, will be taxed at the ordinary income tax rate applicable to the taxpayer.



The Fund will not be able to offset gains distributed by one underlying fund in which it invests against losses in another underlying fund in which it invests. Redemptions of shares in an underlying fund, including those resulting from changes in the allocation among underlying funds, could also cause additional distributable gains to shareholders of the Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund. Further, a portion of losses on redemptions of shares in the underlying funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund-of-funds structure by the Fund could therefore affect the amount, timing and character of distributions to shareholders. The Fund will also not be able to pass through from the underlying funds any potential benefit from the foreign tax credit or income from certain federal obligations (that may be exempt from state tax).



Upon the sale or other disposition of fund shares, or upon receipt of a distribution in complete liquidation of a fund, a shareholder usually will realize a capital gain or loss. This loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the sale or exchange of shares if the disposed of shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days. The 61-day time window begins 30 days before and ends 30 days after the date of the sale or exchange of such shares. Should a disposition fall within this 61-day window, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less will be treated as a long-term capital loss, to the extent of any distributions of net capital gains deemed received by the shareholder, with respect to such shares.



Dividends and interest received by a fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. However, tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. In addition, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors and most U.S. tax conventions preclude the imposition of such taxes.



Passive Foreign Investment Companies - An underlying fund in which the Fund invests in may invest in the stock of passive foreign investment companies"("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively, "PFIC income"), plus interest thereon, even if the underlying fund distributes the PFIC income as a taxable dividend to its shareholders. In addition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on any gain on disposition of the shares of an underlying fund, plus interest thereon, even if the Fund distributes the PFIC income to shareholders. If such a tax is imposed on an underlying fund, the balance of the PFIC income will be included in the underlying fund's investment company taxable income and, accordingly, will not be taxable to the underlying fund to the extent that the income is distributed to its shareholders. If an underlying fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the underlying fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the underlying fund's Distribution Requirement. As a result, if this election were made, the Fund may receive an increased distribution from the underlying fund which would be subject to the distribution requirements. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."



In addition, another election may be available that would involve "marking to market" an underlying fund's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized as of such date although any such gains will be ordinary income rather than capital gain. If this election were made, tax at the fund level under the excess distribution rules would be eliminated, but an underlying fund could incur nondeductible interest charges. An underlying fund's intention to qualify annually as a RIC may limit that underlying fund's ability to make an election with respect to PFIC stock.



Options, Futures and Forward Contracts and Swap Agreements -- Certain options, futures contracts, and forward contracts in which an underlying fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by an underlying fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized. The 60% long-term capital gains from the contracts will flow to the fund and its shareholders as long-term capital gain while the 40% short-term capital gains from the contract will be recharacterized as ordinary income.



Generally, the hedging transactions undertaken by an underlying fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by an underlying fund. In addition, losses realized by an underlying fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to an underlying fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by an underlying fund, the ordinary income received by the fund and is taxed as ordinary income when distributed to shareholders.



An underlying fund may make one or more of the elections available under the Code which are applicable to straddles. If an underlying fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.



Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that invests in an underlying fund which did not engage in such hedging transactions.



Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of an underlying fund as a RIC might be affected and amounts received by the fund would be recharacterized for federal tax purposes. In addition, the underlying fund would be subject to an entity level tax which would decrease the amount that could be distributed to the Fund, and, thereafter to shareholders..



The requirements applicable to an underlying fund's qualification as a RIC may limit the extent to which an underlying fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.



Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed at the rate of tax applicable to ordinary income.



Market Discount -- If an underlying fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase amount is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the underlying fund in each taxable year in which the underlying fund owns an interest in such debt security and receives a principal payment on it. In particular, the underlying fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by an underlying fund at a constant rate over the time remaining to the debt security's maturity or, at the election of an underlying fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary income (not capital gain) to the extent of the "accrued market discount" which will flow through the fund and to shareholders when distributed.



Original Issue Discount -- Certain debt securities acquired by the underlying funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by an underlying fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to RICs. Therefore, the amount of ordinary income the fund may have to distribute would increase.



Some debt securities may be purchased by the underlying funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).



Constructive Sales -- These rules may affect timing and character of gain if an underlying fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If an underlying fund enters into certain transactions in property while holding substantially identical property, the underlying fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the underlying fund's holding period and the application of various loss deferral provisions of the Code.



Foreign Taxation -- Income received by an underlying fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.



The payment of such taxes will ultimately reduce the amount of dividends and distributions paid to the fund's shareholders. The fund will not be able to pass through from the underlying funds any potential benefit from the foreign tax credit.



Foreign Currency Transactions -- Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time an underlying fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that an underlying fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Some of the TA IDEX funds elect to treat this foreign currency income as capital gain or capital loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of an underlying fund's investment company taxable income to be distributed to its shareholders as ordinary income, which may increase the fund's investment company taxable income to be distributed to its shareholders as ordinary income.



Backup withholding - A fund may be required to withhold U.S. federal income tax at the rate of 28% of all amounts deemed to be distributed The 28% rate applies to shareholders receiving payments who:


a. fail to provide the fund with their correct taxpayer identification number,


b.    fail to make required certifications, or


c. have been notified by the Internal Revenue Service that they are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld will be credited against a shareholder's U.S. federal income tax liability. Corporate shareholders and certain other shareholders are exempt from such backup withholding

TAXATION OF NON-U.S. SHAREHOLDERS. Dividends from investment company taxable income attributable to a fund's taxable year beginning before January 1, 2005 or after December 31, 2007 and paid to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") may be subject to a 30% withholding tax unless the applicable tax rate is reduced by a treaty between the United States and the shareholder's country of residence. Dividends from investment company taxable income attributable to a fund's taxable year beginning after December 31, 2004 or before January 1, 2008 that are attributable to short-term capital gains or "qualified interest income" may not be subject to withholding tax, provided that such fund elects to follow certain procedures. A fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Withholding does not apply to a dividend paid to a foreign shareholder that is "effectively connected with the shareholder's conduct of a trade or business within the United States," in which case the withholding requirements applicable to domestic taxpayers apply.

The treatment of income dividends and capital gains distributions by a fund to shareholders under the various state income tax laws may not parallel that under the federal laws. Qualification as a RIC does not involve supervision of a fund's management or of its investment policies and practices by any governmental authority.

Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including their state and local tax liabilities. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

                             PRINCIPAL SHAREHOLDERS

As the fund has not yet commenced operation as of the date of this SAI, no shareholders owned beneficially or 5% or more of the outstanding shares of the fund.

                                  MISCELLANEOUS

                                  ORGANIZATION

The Fund is a series of Transamerica IDEX, a Delaware statutory trust that currently is governed by an Agreement and Declaration of Trust ("Declaration of Trust") dated February 25, 2005.

On September 20, 1996 in a tax-free reorganization, TA IDEX Janus Growth (formerly IDEX II Growth Fund) acquired all of the assets and assumed all of the liabilities of IDEX Fund and IDEX Fund 3 in exchange for Class T shares of IDEX Janus Growth which were then distributed on a pro rata basis to the respective shareholders of IDEX Fund and IDEX Fund 3. Upon closing of the reorganization, IDEX II Series Fund changed its name to IDEX Series Fund. IDEX Series Fund became IDEX Mutual Funds effective March 1, 1999. Effective March 1, 2004, IDEX Mutual Funds changed its name to Transamerica IDEX Mutual Funds.

Transamerica IDEX held a special meeting of shareholders on February 25, 2005 for the purposes of approving, among other things, reorganizing Transamerica IDEX from a Massachusetts business trust to a Delaware statutory trust. The shareholders of Transamerica IDEX approved this reorganization, and the funds that were formed as part of the Delaware statutory trust which were identical to the Massachusetts business trust's then-current funds assumed the assets and liabilities of the then-current funds; and the Delaware statutory trust assumed the registration statement of the Massachusetts business trust.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits Transamerica IDEX to issue an unlimited number of shares of beneficial interest. Shares of Transamerica IDEX are fully paid and nonassessable when issued. Shares of Transamerica IDEX have no preemptive, cumulative voting, conversion or subscription rights. Shares of Transamerica IDEX are fully transferable but Transamerica IDEX is not bound to recognize any transfer until it is recorded on the books.

The shares of beneficial interest of the fund are divided into two classes:
Class A and Class C. Each class represents interests in the same assets of the fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; Class A shares are subject to an initial sales charge and are subject to a CDSC on purchases of $1 million or more if redeemed within 24 months after purchase unless purchased through a qualified retirement plan; Class C shares are not subject to an initial sales charge and are subject to a 1% CDSC if redeemed during the first 12 months after purchase; Class C shares are subject to higher ongoing distribution and service fees; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. Transamerica IDEX does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same fund by virtue of these classes. On an ongoing basis, the Board of Trustees will consider whether any such conflict exists and, if so, take appropriate action. On any matter submitted to a vote of shareholders of a series or class, each full issued and outstanding share of that series or class has one vote.

The Declaration of Trust provides that each of the Trustees will continue in office until the termination of Transamerica IDEX or his earlier death, resignation, bankruptcy or removal. Vacancies may be filled by a majority of the remaining trustees, subject to certain limitations imposed by the 1940 Act. Therefore, it is not anticipated that annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, to terminate or reorganize Transamerica IDEX, to amend the Declaration of Trust, on whether to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Transamerica IDEX bylaws, or at the request of the Trustees.


INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM


PricewaterhouseCoopers, LLP, located at 101 East Kennedy Boulevard, Suite 1500, Tampa, FL 33602, serves as independent registered certified public accounting firm for Transamerica IDEX.

CODES OF ETHICS

Transamerica IDEX, TFAI, the Portfolio Construction Manager and AFSG each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of Transamerica IDEX, TFAI, the Portfolio Construction Manager and AFSG from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.

PROXY VOTING POLICIES AND PROCEDURES

As detailed in the Transamerica IDEX Proxy Voting Policies and Procedures below, Transamerica IDEX uses the proxy voting policies and procedures of TFAI to determine how to vote proxies relating to securities held by the Transamerica IDEX funds. The proxy voting policies and procedures of TFAI are attached as Appendix A to this SAI.

Transamerica IDEX files a new SEC Form N-PX, with the complete proxy voting records of the funds for the 12 months ended June 30th, no later than August 31st of each year. The form is available without charge: (1) from Transamerica IDEX, upon request by calling 1-888-233-4339; and (2) on the SEC's website at www.sec.gov.

TRANSAMERICA IDEX'S PROXY VOTING POLICIES AND PROCEDURES - ADOPTED EFFECTIVE JUNE 10, 2003.

I. STATEMENT OF PRINCIPLE

Transamerica IDEX seeks to assure that proxies received by the TA IDEX funds are voted in the best interests of the funds' stockholders and have accordingly adopted these procedures.

II. DELEGATION OF PROXY VOTING/ADOPTION OF ADVISER AND SUB-ADVISER POLICIES

Each fund delegates the authority to vote proxies related to portfolio securities to Transamerica Fund Advisors, Inc. (the "Adviser"), as investment adviser to Transamerica IDEX, which in turn delegates proxy voting authority for most portfolios of Transamerica IDEX to the sub-adviser retained to provide day-to-day portfolio management for that fund. The Board of Trustees of Transamerica IDEX adopts the proxy voting policies and procedures of the Adviser and sub-advisers as the proxy voting policies and procedures that will be used by each of these respective entities when exercising voting authority on behalf of Transamerica IDEX.

III. PROXY COMMITTEE

The Board of Trustees of Transamerica IDEX has appointed a committee of the Board (the "Proxy Committee") for the purpose of providing the fund's consent to vote in matters where the Adviser or sub-adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons. The Proxy Committee also may review the Adviser's and each sub-adviser's proxy voting policies and procedures in lieu of submission of the policies and procedures to the entire Board for approval.

IV. ANNUAL REVIEW OF PROXY VOTING POLICIES OF ADVISER AND SUB-ADVISERS

The Board of Trustees of Transamerica IDEX or the Proxy Committee of Transamerica IDEX will review on an annual basis the proxy voting policies of the Adviser and sub-advisers applicable to Transamerica IDEX.

                             PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RETURN QUOTATION

Quotations of average annual total return for a particular class of shares of the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years. These are the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:

                                 P(1 + T)(n) = ERV

Where:

  P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and
ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) QUOTATION

The Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)(n) = ATV(D)

Where:

     P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions), n = the number of years, and
ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, the Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) QUOTATION

The Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)(n) = ATV(DR)

Where:

      P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions and redemption),
      n = the number of years, and
ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, the Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

                              FINANCIAL STATEMENTS

As the Fund has not yet commenced operations as of the date of this SAI, there are no financial statements to include in the SAI.

                                   APPENDIX A

TRANSAMERICA FUND ADVISORS, INC.

PROXY VOTING POLICIES AND PROCEDURES ("TFAI PROXY POLICY")

I.    PURPOSE

      The TFAI Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and TFAI's fiduciary and other duties to its clients. The purpose of the TFAI Proxy Policy is to ensure that where TFAI exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TFAI clients exercise voting authority with respect to TFAI client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TFAI client.

II.   TFAI'S ADVISORY ACTIVITIES

      TFAI acts as investment adviser to Transamerica IDEX Mutual Funds, Transamerica Income Shares, Inc. and AEGON/ Transamerica Series Trust (collectively, the "Funds"). For most of the investment portfolios comprising the Funds, TFAI has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TFAI and each sub-adviser (each, a "Sub-Adviser" and collectively, the "Sub-Advisers") and approved by the Board of Trustees/Directors of the client Fund (the "Board"). TFAI serves as a "manager of managers" with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).

III.  SUMMARY OF THE TFAI PROXY POLICY

      TFAI delegates the responsibility to exercise voting authority with respect to securities held in the Funds' portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TFAI will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TFAI is called upon to exercise voting authority with respect to client securities, TFAI generally will vote in accordance with the recommendation of Institutional Shareholder Services, Inc. ("ISS") or another qualified independent third party, except that if TFAI believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TFAI will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.

IV.   DELEGATION OF PROXY VOTING AUTHORITY TO SUB-ADVISERS

      TFAI delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser's proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a "Sub-Adviser Proxy Policy" and collectively, the "Sub-Adviser Proxy Policies").

V.    ADMINISTRATION, REVIEW AND SUBMISSION TO BOARD OF SUB-ADVISER PROXY
      POLICIES

      A.    APPOINTMENT OF PROXY ADMINISTRATOR

      TFAI will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the "Proxy Administrator").

      B.    INITIAL REVIEW

            1.    The Proxy Administrator will collect from each Sub-Adviser:

                  a)    its Sub-Adviser Proxy Policy;

                  b) a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser's interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and

                  c) a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund's registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

            2. The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TFAI making a recommendation to the Board. In conducting its review, TFAI recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator's review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:

                  a) whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;

                  b) whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and

                  c) whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).

            3. The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

            4. TFAI will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator's review of the Sub-Adviser Proxy Policy provided for in Section V.B.2.

            5. TFAI will follow the same procedure in connection with the engagement of any new Sub-Adviser.

C.    SUBSEQUENT REVIEW

TFAI will request that each Sub-Adviser provide TFAI with prompt notice of any material change in its Sub-Adviser Proxy Policy. TFAI will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TFAI will request that each Sub-Adviser provide TFAI with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TFAI and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.

D.    RECORD OF PROXY VOTES EXERCISED BY SUB-ADVISER

The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a record of any proxy votes (including the information called for in Items

1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to each Fund. If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

VI.   TFAI EXERCISE OF PROXY VOTING AUTHORITY

      A.    USE OF INDEPENDENT THIRD PARTY

      If TFAI is called upon to exercise voting authority on behalf of a Fund client, TFAI will vote in accordance with the recommendations of ISS or another qualified independent third party (the "Independent Third Party"), provided that TFAI agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.

      B.    CONFLICT WITH VIEW OF INDEPENDENT THIRD PARTY

      If, in its review of the Independent Third Party recommendation, TFAI believes that the recommendation is not in the best interests of the Fund client, TFAI will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TFAI or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TFAI's proposed vote.

      C.    ASSET ALLOCATION PORTFOLIOS

      For any asset allocation portfolio managed by TFAI and operated, in whole or in part, as a "fund of funds", TFAI will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TFAI will seek Board (or Committee) consent with respect to TFAI's proposed vote in accordance with the provisions of
      Section VI.B.

VII.  CONFLICTS OF INTEREST BETWEEN TFAI OR ITS AFFILIATES AND THE FUNDS

      The TFAI Proxy Voting Policy addresses material conflicts that may arise between TFAI or its affiliates and the Funds by, in every case where TFAI exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or
      (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

VIII. RECORDKEEPING

      A.    RECORDS GENERALLY MAINTAINED

      In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TFAI to maintain the following records:

            1.    the TFAI Proxy Voting Policy; and

            2. records of Fund client requests for TFAI proxy voting information.

      B.    RECORDS FOR TFAI EXERCISE OF PROXY VOTING AUTHORITY

      In accordance with Rule 204-2(c)(2) under the Advisers Act, if TFAI exercises proxy voting authority pursuant to Section VI above, TFAI, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

            1. proxy statements received regarding matters it has voted on behalf of Fund clients;

            2.    records of votes cast by TFAI; and

            3. copies of any documents created by TFAI that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

      If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

      C.    RECORDS PERTAINING TO SUB-ADVISER PROXY POLICIES

      The Proxy Administrator will cause TFAI and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:

            1.    each Sub-Adviser Proxy Policy; and

            2.    the materials delineated in Article V above.

      If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

      D.    TIME PERIODS FOR RECORD RETENTION

      All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TFAI.

IX.   PROVISION OF TFAI PROXY POLICY TO FUND CLIENTS

      The Proxy Administrator will provide each Fund's Board (or a Board Committee) a copy of the TFAI Proxy Policy at least once each calendar year.

                                   APPENDIX B


   PORTFOLIO CONSTRUCTION TEAM OF TA IDEX MULTI-MANAGER ALTERNATIVE STRATEGIES
                                      FUND


JON HALE - CO-PORTFOLIO MANAGER OF TA IDEX MULTI-MANAGER ALTERNATIVE STRATEGIES FUND (THE "FUND")

As of August 16, 2006, Jon Hale became co-portfolio manager of TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Growth Portfolio, TA IDEX Asset Allocation - Moderate Growth Portfolio, TA IDEX Asset Allocation - Moderate Portfolio and TA IDEX Multi-Manager International Fund, all of which are series of Transamerica IDEX Mutual Funds (collectively, the "funds"). Mr. Hale is also a co-portfolio manager of 5 funds under AEGON/Transamerica Series Trust, an affiliate of Transamerica IDEX Mutual Funds. In addition, as a member of Morningstar Associates' portfolio construction team, Mr. Hale may participate in matters affecting the methodology used to support Morningstar Associates' managed account line of business (see below for more information about this line of business). None of these accounts has an advisory fee based on the performance of the account.

MACIEJ KOWARA - CO-PORTFOLIO MANAGER OF THE FUND

As of August 16, 2006, Maciej Kowara became co-portfolio manager of the funds. Mr. Kowara is also a co-portfolio manager of 5 funds under AEGON/Transamerica Series Trust, an affiliate of Transamerica IDEX Mutual Funds. In addition, as a member of Morningstar Associates' portfolio construction team, Mr. Kowara may participate in matters affecting the methodology used to support Morningstar Associates' managed account line of business (see below for more information about this line of business). None of these accounts has an advisory fee based on the performance of the account.

JEFF MCCONNELL - CO-PORTFOLIO MANAGER OF THE FUND

As of August 16, 2006, Jeff McConnell became co-portfolio manager of the funds. Mr. McConnell is also a co-portfolio manager of 5 funds under AEGON/Transamerica Series Trust, an affiliate of Transamerica IDEX Mutual Funds. In addition, as a member of Morningstar Associates' portfolio construction team, Mr. McConnell may participate in matters affecting the methodology used to support Morningstar Associates' managed account line of business (see below for more information about this line of business). None of these accounts has an advisory fee based on the performance of the account.

MICHAEL STOUT - CO-PORTFOLIO MANAGER OF THE FUND

As of August 16, 2006, Michael Stout became co-portfolio manager of the funds. Mr. Stout is also a co-portfolio manager of 5 funds under AEGON/Transamerica Series Trust, an affiliate of Transamerica IDEX Mutual Funds. In addition, as a member of Morningstar Associates' portfolio construction team, Mr. Stout may participate in matters affecting the methodology used to support Morningstar Associates' managed account line of business (see below for more information about this line of business). None of these accounts has an advisory fee based on the performance of the account.

MORNINGSTAR ASSOCIATES, LLC - PORTFOLIO CONSTRUCTION MANAGER OF THE FUND

As of August 16, 2006, Morningstar Associates, LLC ("Morningstar"), the Portfolio Construction Manager of the funds, had discretionary management authority over 31,708 individual retirement accounts, through its managed account service, which is made available through retirement plan providers and sponsors. In those circumstances in which any of the above funds are included in a retirement plan, Morningstar Associates' managed account service will exclude those funds from its universe of possible investment recommendations to the individual. This exclusion is intended to prevent a prohibited transaction under ERISA.

COMPENSATION OF CO-PORTFOLIO MANAGERS OF THE FUND

All of the above mentioned co-portfolio managers' compensation includes salary, annual bonus, and restricted stock grants. The salary is set as a fixed amount and is determined by the president of Morningstar. The co-portfolio managers' annual bonus is paid from a bonus pool which is a function of the earnings of the Investment Consulting business unit of Morningstar, and the distribution of that pool is at the discretion of the president of Morningstar, who may or may not account for the performance of the funds in allocating that pool. The fee for consulting on the funds accounts for a substantial portion of the revenue and earnings of the Investment Consulting business unit of Morningstar, and because that fee is based on the assets under management in the funds, there is an indirect relationship between the assets under management in the funds and the bonus payout to the portfolio manager. The restricted stock grants are made to the co-portfolio managers from a pool that is distributed at the discretion of the president of Morningstar. The restricted stock grants are based on the stock of the parent company, Morningstar, Inc., and vest in equal parts over a four-year period.

OWNERSHIP OF SECURITIES

As of the date of this SAI, none of the portfolio managers beneficially own shares of any equity securities in the Fund.

                         TRANSAMERICA IDEX MUTUAL FUNDS


                           TA IDEX THIRD AVENUE VALUE


                                 CLASS I SHARES

                       STATEMENT OF ADDITIONAL INFORMATION


                                DECEMBER 27, 2006


                         TRANSAMERICA IDEX MUTUAL FUNDS
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                   Customer Service (888) 233-4339 (toll free)


TA IDEX Third Avenue Value is a series of Transamerica IDEX Mutual Funds ("Transamerica IDEX" or "TA IDEX"), an open-end management investment company that offers a selection of investment funds. Transamerica IDEX is registered under the Investment Company Act of 1940, as amended (the "1940 Act").



This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the Transamerica IDEX prospectus dated December 27, 2006, as it may be supplemented from time to time, which may be obtained free of charge by writing or calling Transamerica IDEX at the above address or telephone number. This SAI contains additional and more detailed information about Transamerica IDEX operations and activities than that set forth in the prospectus. The Transamerica IDEX Annual Report to shareholders, when available, including the financial statements therein, will be incorporated by reference in the SAI.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
INVESTMENT OBJECTIVES....................................................      1
   INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES.......................      1
OTHER POLICIES AND PRACTICES OF THE FUND.................................      2
   OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS.....................      2
   FOREIGN INVESTMENTS...................................................      9
   SHORT SALES...........................................................     11
   OTHER INVESTMENT COMPANIES............................................     11
   WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES.......     12
   ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES...................     12
   DOLLAR ROLLS..........................................................     12
   INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE INVESTMENT
      TRUSTS ("REITS") ..................................................     13
   MORTGAGE-RELATED SECURITIES...........................................     13
   LENDING OF FUND SECURITIES............................................     15
   ILLIQUID AND RESTRICTED/144A SECURITIES...............................     15
   DISTRESSED SECURITIES.................................................     16
   EQUITY EQUIVALENTS....................................................     16
   EVENT-LINKED BONDS....................................................     16
   COLLATERALIZED DEBT OBLIGATIONS.......................................     16
   REPURCHASE AND REVERSE REPURCHASE  AGREEMENTS.........................     17
   PASS-THROUGH SECURITIES...............................................     17
   HIGH YIELD/HIGH-RISK SECURITIES.......................................     17
   WARRANTS AND RIGHTS...................................................     18
   U.S. GOVERNMENT SECURITIES............................................     18
   TEMPORARY DEFENSIVE POSITION..........................................     18
   COMMODITIES AND NATURAL RESOURCES.....................................     18
   OTHER SECURITIES IN WHICH THE FUND MAY INVEST.........................     18
   PORTFOLIO TURNOVER RATE...............................................     20
   DISCLOSURE OF PORTFOLIO HOLDINGS......................................     20
INVESTMENT ADVISORY AND OTHER SERVICES...................................     21
   Investment Adviser Compensation.......................................     21
   Advisory Agreement....................................................     21
   Expense Limitation....................................................     21
SUB-ADVISER..............................................................     22
   Information About the Fund's Portfolio Managers.......................     22
DISTRIBUTOR..............................................................     22
ADMINISTRATIVE SERVICES..................................................     22

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE
                                                                            ----
CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES...........................     23
FUND TRANSACTIONS AND BROKERAGE..........................................     23
DIRECTED BROKERAGE.......................................................     24
TRUSTEES AND OFFICERS....................................................     24
SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES..............     33
NET ASSET VALUE DETERMINATION............................................     34
DIVIDENDS AND OTHER DISTRIBUTIONS........................................     35
PURCHASE OF SHARES.......................................................     35
REDEMPTION OF SHARES.....................................................     35
TAXES....................................................................     36
PRINCIPAL SHAREHOLDERS...................................................     39
MISCELLANEOUS............................................................     39
   Organization..........................................................     39
   Shares of Beneficial Interest.........................................     40
   Independent Registered Certified Public Accounting Firm...............     40
   Codes of Ethics.......................................................     40
   Proxy Voting Policies And Procedures..................................     40
PERFORMANCE INFORMATION..................................................     41
FINANCIAL STATEMENTS.....................................................     42
APPENDIX A...............................................................    A-1
APPENDIX B...............................................................    B-1

                              INVESTMENT OBJECTIVES


The prospectus discusses the investment objectives of TA IDEX Third Avenue Value (the "fund"), the principal investment strategies and risks of the fund, and the policies and practices of the fund. The following discussion of Investment Restrictions, Policies and Practices supplements that set forth in the prospectus.


There can be no assurance that a fund will, in fact, achieve its objectives. A fund's investment objective may be changed by the Board of Trustees without shareholder approval. A change in the investment objective of a fund may result in the fund having an investment objective different from that which the shareholder deemed appropriate at the time of investment.

INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES


As indicated in the prospectus, the fund is subject to certain fundamental policies and restrictions which as such may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of the fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy. Unless expressly designated as fundamental, all policies and procedures of the fund may be changed by Transamerica IDEX's Board of Trustees without shareholder approval. The fund has adopted, as applicable, the following fundamental restrictions:



1.   BORROWING









The fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.



2.   SENIOR SECURITIES



The fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.



3.   UNDERWRITING SECURITIES



The fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), except as permitted under the 1933 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act, each fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.



4.   REAL ESTATE



The fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, each fund may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the fund as a result of the ownership of securities.



5.   MAKING LOANS



The fund may not make loans except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.



6.   CONCENTRATION OF INVESTMENTS



The fund may not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to



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

time, provided that, without limiting the generality of the foregoing this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.


7.   COMMODITIES



The fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.


NON-FUNDAMENTAL RESTRICTIONS


Furthermore, the fund has adopted certain of the following non-fundamental restrictions, which may be changed by the Transamerica IDEX Board of Trustees without shareholder approval.


(A)  INVESTMENT IN OTHER INVESTMENT COMPANIES

A fund may not purchase securities issued by registered open-end investment companies or registered unit investment trusts in reliance upon Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, except in accordance with applicable regulations or as otherwise permitted by regulatory authority.

(B)  ILLIQUID SECURITIES

A fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.
































                    OTHER POLICIES AND PRACTICES OF THE FUND



Unless otherwise specified in this SAI or the Prospectus, the percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.



The following investments are subject to limitations as set forth in the fund's investment restrictions and policies.


OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS


OPTIONS ON SECURITIES AND INDICES. In an effort to increase current income and to reduce fluctuations in net asset value, the fund may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges, and over-the-counter. A fund also may write call options that are not covered for cross-hedging purposes. A fund may write and buy options on the same types of securities that the fund may purchase directly. There are no specific limitations on a fund's writing and buying of options on securities or indices.


A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security, as the case may be. A call option is covered if a fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a fund segregates cash or other liquid assets with a value equal to the exercise price with its custodian. Put and call options will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked price.

When a portfolio security or currency subject to a call option is sold, a fund will effect a "closing purchase transaction"--the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which a fund previously has written. If a fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or the fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, a fund will forego the potential benefit represented by market appreciation over the exercise price.

When a fund writes an option, an amount equal to the net premium (the premium less the commission) received by the fund is included in the liability section of its statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, a fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the fund will realize a gain or loss.

The purpose of writing covered call options is to generate additional premium income for a fund. This premium income will serve to enhance a fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for a fund.

Once the decision to write a call option has been made, a fund's investment adviser or a sub-adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit a sale of the underlying security. Furthermore, effecting a closing transaction will permit a fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a fund will be able to effect such closing transactions at a favorable price. If a fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The funds will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Exercise prices of options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. A fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a fund.

Where a fund may purchase put options, that fund is purchasing the right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. A fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a fund upon its exercise of a "put" is normally (i) the fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the fund owned the securities; plus (ii) all interest accrued on the securities since the last interest payment date during that period. A fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a fund may pay for puts either separately in cash or by paying higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A fund will segregate assets or otherwise cover index options that would require it to pay cash upon exercise.

A principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, a fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, a fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the fund would suffer a loss. A fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

OPTIONS ON FOREIGN CURRENCIES. A fund may buy and write options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a fund may buy put options on the foreign currency. If the value of the currency declines, such fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a fund could sustain losses on transactions in foreign currency options that would require such fund to forego a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to the fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

A fund may also write options on foreign currencies. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow that fund to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A fund may write covered call options on foreign currencies. A call option written on a foreign currency by a fund is "covered" if that fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by its custodian) upon conversion or exchange of other foreign currency held in its fund. A call option is also covered if: (i) the fund holds a call at the same exercise price for the same exercise period and on the same currency as the call written; or (ii) at the time the call is written, an amount of cash, U.S. government securities or other liquid assets equal to the fluctuating market value of the optioned currency is segregated with the custodian.

A fund may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a fund collateralizes the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

FUTURES CONTRACTS AND OPTIONS THEREON. A fund may enter into futures contracts, purchase or sell options on any such futures contracts, and engage in related closing transactions. Futures contracts are for the purchase or sale, for future delivery, of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities and equity or fixed-income securities. Certain funds may enter into interest rate futures contracts. These contracts are for the purchase or sale of fixed-income securities. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a Futures Commission Merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.


The funds may use future contracts to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which these funds hold or intend to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.


The funds also may purchase and sell put and call options on futures contracts. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) a specified exercise price at any time during the option exercise period. The acquisition of put and call options on futures contracts will, respectively, give a fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Sellers of options on futures contracts, like buyers and sellers of futures contracts, make an initial margin deposit and are subject to calls for variation margin.


Futures transactions involve brokerage costs and require a fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid securities to cover its obligation under such contracts. There is a possibility that a fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if a fund had not entered into any futures transactions. In addition, the value of futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the fund's ability to hedge effectively against interest rates and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.


Futures transactions will be limited to the extent necessary to maintain the qualification of these funds as a regulated investment companies. Pursuant to a claim for exemption filed with the CFTC and/or the National Futures Association on behalf of the fund and its adviser, the fund and the adviser are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the fund's exemption filing with respect to its use of futures contracts are no longer applicable.


FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future, and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. A fund may enter into forward contracts to purchase and sell government securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes a fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts").


The fund may enter into forward currency contracts with stated contract values of up to the value of its assets. The fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed upon price (which may be in U.S. dollars or another currency). A fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business.


A fund may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, a fund may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or expects to have portfolio exposure. A fund may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A fund's entry into forward foreign currency exchange contract, as well as any use of cross or proxy hedging techniques will generally require the fund to hold liquid securities or cash equal to a fund's obligations in a segregated account throughout the duration of the contract.

A fund may also combine forward foreign currency exchange contracts with investments in securities denominated in other currencies in order to achieve desired equity, credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign equity or bond, a fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward foreign currency exchange contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a fund may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the equity return or credit quality of the U.S. dollar-denominated security.


By entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The fund may also hedge foreign currency exchange rate risk by engaging in a currency financial futures and options transactions, which are described below. The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.


It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a fund to purchase additional currency on the spot market if the market value of the security is less than the amount of foreign currency such fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such fund is obligated to deliver.


If a fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward currency contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The fund will have to convert its holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.


While forward currency contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event, a fund's ability to utilize forward currency contracts may be restricted. In addition, a fund may not always be able to enter into forward currency contracts at attractive prices and may be limited in its ability to use these contracts to hedge its assets.

SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, a fund may, subject to its investment restrictions, enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. A fund's sub-adviser may enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.


The fund does not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

A fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset at least equal to the accrued excess will be segregated by its custodian.

If a fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The sub-advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap.

Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.


In addition to the instruments, strategies and risks described in this SAI and in the prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques that become available as a fund's sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions, and as new instruments are developed. The fund's sub-adviser may use these opportunities to the extent they are consistent with the fund's investment objective and as are permitted by a fund's investment limitations and applicable regulatory requirements.


CREDIT DEFAULT SWAPS. A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap.

A fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

TOTAL RATE OF RETURN SWAPS. A fund may enter into total rate of return swap contracts for investment purposes. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.


EURO INSTRUMENTS. The fund may make investments in Euro instruments. Euro instruments are U.S. dollar-denominated futures contracts, or options thereon, which are linked to the London Interbank Offered Rate (the "LIBOR"), although foreign currency-denominated instruments are available from time to time. Euro futures contracts enable purchasers to obtain a fixed rate for the lending of funds, and sellers to obtain a fixed rate for borrowings. A fund might use Euro futures contracts and options thereon to hedge against changes in LIBOR, which may be linked to many interest rate swaps and fixed-income instruments.

SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities, options on foreign currencies and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which a fund may invest. Should interest or exchange rates, or the prices of securities or financial indices move in an unexpected manner, a fund may not achieve the desired benefits of the foregoing instruments or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future.

Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a fund as: the possible loss of the entire premium paid for an option bought by a fund; the inability of the fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option; and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a fund will be able to use those instruments effectively for their intended purposes.

In connection with certain of its hedging transactions, a fund must segregate assets with the fund's custodian bank to ensure that such fund will be able to meet its obligations pursuant to these instruments. Segregation of a large percentage of a fund's assets could impede implementation of that fund's investment policies or its ability to meet redemption requests or other current obligations.

ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by a fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Securities and Exchange Commission ("SEC"). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Office of the Comptroller of the Currency (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.

In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These include such things as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) less availability than that available in the United States of data on which to make trading decisions; (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

FOREIGN INVESTMENTS


The fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and Fiduciary Depository Receipts ("FDRs") or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and FDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs, EDRs and FDRs are European, global and fiduciary receipts, respectively, evidencing a similar arrangement. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.


Foreign markets also have different clearance and settlement procedures, and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund investing in foreign markets is uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to a fund due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.


If a security is denominated in foreign currency, the value of the security to a fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the fund's assets. The value of the assets of the fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to shareholders of a fund investing in foreign markets. In addition, although a fund will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, a fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.


ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in foreign issuers' stock. However, by investing in ADRs rather than directly in foreign issuers' stock, a fund can avoid currency risks during the settlement period for either purchase or sales.


In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depositary of a sponsored facility typically distributes shareholder communications and passes through the voting rights.


SOVEREIGN DEBT SECURITIES. The fund may invest in securities issued or guaranteed by any country, including securities issued by issuers located in both developed and emerging markets, and securities denominated in any currency. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but are subject to the risks attendant to foreign investments, which are discussed above.



The fund may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Developmental Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.


EMERGING MARKETS. Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by foreign investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a fund's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.


The fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.


Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating-rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.


Risks of Investments in Russia. The fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia's banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company's share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a fund to lose its registration through fraud, negligence or mere oversight. While a fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the fund intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to a fund.


SHORT SALES


The fund may from time to time sell securities short. In the event that the sub-adviser anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the fund must replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and a fund may be unable to replace a borrowed security sold short.


OTHER INVESTMENT COMPANIES


Subject to applicable investment restrictions, a fund may invest in securities issued by other investment companies as permitted under the 1940 Act and regulations thereunder. Other than noted below, a fund may indirectly bear a portion of any investment advisory fees and expenses and distribution (12b-1) fees paid by funds in which it invests, in addition to the advisory fees and expenses paid by the fund.


EXCHANGE-TRADED FUNDS ("ETFS"). Subject to limitations under the 1940 Act, a fund may invest in shares of investment companies known as ETFs. For example, a fund may invest in S&P Depositary Receipts, or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A fund investing in a SPDR would be entitled to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses. Investing in these securities may result in duplication of certain fees and expenses paid by these securities in addition to the advisory fees and expenses paid by the fund. Other examples of ETFs in which the fund may invest are DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country's stocks), and the Nasdaq-100 Trust or QQQQ (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the NASDAQ Stock Market).














WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a "when-issued," "delayed settlement," or "forward (delayed) delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. A fund may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage.

"Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party for any of the above transactions. A fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. The segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner. At the time of settlement, the market value of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may default on its obligation to make payment or delivery. As a result, a fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.

ZERO-COUPON, PAY-IN-KIND AND STEP-COUPON SECURITIES


Subject to its investment restrictions, a fund may invest in zero-coupon, pay-in-kind and step-coupon securities. Zero-coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step-coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. The fund may also invest in "strips," which are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero-coupon bonds.


Current federal income tax law requires holders of zero-coupon securities and step-coupon securities to report the portion of the original issue discount on such securities that accrue that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 ("Code"), a fund must distribute its investment company taxable income, including the original issue discount accrued on zero-coupon or step-coupon bonds. Because it will not receive cash payments on a current basis in respect of accrued original-issue discount on zero-coupon bonds or step-coupon bonds during the period before interest payments begin, in some years a fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A fund might obtain such cash from selling other portfolio holdings. These actions may reduce the assets to which fund expenses could be allocated and may reduce the rate of return for such fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a fund to sell the securities at the time.

Generally, the market prices of zero-coupon bonds and strip securities are more volatile than the prices of securities that pay interest periodically in cash and they are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

DOLLAR ROLLS

The fund may enter into dollar rolls transactions, pursuant to which the fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the fund is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The fund could also be compensated through receipt of fee income. The fund intends to enter into dollar rolls only with government securities dealers recognized by the Federal Reserve Board, or with member banks of the Federal Reserve. Transamerica IDEX will not treat dollar rolls as being subject to its borrowing or senior securities restrictions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.



INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE INVESTMENT TRUSTS ("REITS")



REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs.



Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to policyowners provided they comply with several requirements of the Code.



Investments in the real estate industry are subject to risks associated with direct investment in real estate. Such risks include, but are not limited to: declining real estate values; risks related to general and local economic conditions; over-building; increased competition for assets in local and regional markets; changes in zoning laws; difficulties in completing construction; changes in real estate value and property taxes; increases in operating expenses or interest rates; changes in neighborhood values or the appeal of properties to tenants; insufficient levels of occupancy; and inadequate rents to cover operating expenses. The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and governmental regulations (including taxes) and social and economic trends.



REITs also may subject an underlying fund to certain risks associated with the direct ownership of real estate. As described above, these risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, liability to third parties for or damages resulting from, environmental problems, or casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.



Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to risks associated with heavy cash flow dependency, potential default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk.


MORTGAGE-RELATED SECURITIES


The fund may invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and by nongovernmental entities, provided, however, that to the extent that a fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the fund's investment in such securities will be subject to the limitations on its investment in investment company securities. In the case of privately-issued mortgage-related and asset-backed securities, the fund takes the position that such instruments do not represent interests in any particular industry or group of industries.



Mortgage-related securities in which these fund may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as FNMA and

FHLMC, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations; and, therefore, it is not possible to predict accurately the security's return. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the fund will receive when these amounts are reinvested.


There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.


The fund may invest in Collateralized Mortgage Obligations ("CMOs") residuals and stripped mortgage-backed securities ("SMBS"). CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.


The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed, and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.

LENDING OF FUND SECURITIES






















A fund, from time to time, may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. In accordance with guidelines from the SEC and its staff, a fund must receive at least 100% collateral, in the form of cash or U.S. Government securities. This collateral must be valued daily, and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lender. During the time portfolio securities are on loan, the borrower pays the lender dividends or interest paid on such securities. Loans are subject to termination by the lender or the borrower at any time. While a fund does not have the right to vote securities on loan, each intends to regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to a fund, it could experience delays in recovering its securities and possible capital losses. A fund will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines that may be established by the Board of Trustees.

ILLIQUID AND RESTRICTED/144A SECURITIES

Subject to its investment restrictions, a fund may invest a certain percentage of its net assets in illiquid securities (i.e., securities that are not readily marketable).

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.


TA IDEX's Board of Trustees has authorized the sub-adviser of the fund to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Trustees. Under the guidelines, which may be amended from time to time, a fund's sub-adviser generally will consider several factors in determining whether a Rule 144A security is liquid, such as:
1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer and/or other factors deemed appropriate. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. A fund may be restricted in its ability to sell such securities at a time when the fund's sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.


DISTRESSED SECURITIES



The fund may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a fund will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns for can be exchanged for other securities that offer this potential. However, there can be no assurance that a fund will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.


EQUITY EQUIVALENTS
















In addition to investing in common stocks, a fund may invest in other equity securities and equity equivalents, including securities that permit the fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.

EVENT-LINKED BONDS




A fund may invest in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose a fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

COLLATERALIZED DEBT OBLIGATIONS

A fund may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, senior tranches from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Subject to its investment restrictions, a fund may enter into repurchase and reverse repurchase agreements. In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or collateral. A fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest.

In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a fund will segregate with its custodian cash and appropriate liquid assets to cover its obligation under the agreement. A fund will enter into reverse repurchase agreements only with parties the investment sub-adviser for the fund deems creditworthy.

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Reverse repurchase agreements may expose a fund to greater fluctuations in the value of its assets.

PASS-THROUGH SECURITIES

A fund may, in varying degrees, invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests, which are fully discussed in this SAI. A pass-through security is a share or certificate of interest in a pool of debt obligations that has been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary that are passed through to purchasers, such as a fund.

HIGH YIELD/HIGH-RISK SECURITIES

High-yield/high-risk securities (commonly known as "junk bonds") are below investment grade securities that involve significant credit and liquidity concerns and fluctuating yields, and are not suitable for short-term investing. Higher yields are ordinarily available on fixed-income securities which are unrated or are rated in the lower rating categories of recognized rating services such as Moody's and Standard & Poor's.

VALUATION RISKS. Lower rated bonds also involve the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund owning such bonds would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. A fund, furthermore, may incur additional costs in seeking the recovery of the defaulted securities. More careful analysis of the financial condition of each issuer of lower rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payments obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods.

LIQUIDITY RISKS. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

Unrated securities are not necessarily of lower quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher rated securities are traded. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on: (i) the market for lower rated and nonrated securities; (ii) the value of high yield debt securities held by a fund; (iii) the net asset value of the fund holding such securities; and (iv) the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities.

WARRANTS AND RIGHTS

Subject to its investment restrictions, a fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

U.S. GOVERNMENT SECURITIES


Examples of the types of U.S. government securities that a fund may hold include, in addition to those described in the prospectus, direct obligations of the U.S. Treasury and obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.


TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes, the fund may, at times, choose to hold some or all of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When the fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decreases. Furthermore, when a fund assumes a temporary defensive position, it may not be able to achieve its investment objective.





OTHER SECURITIES IN WHICH THE FUND MAY INVEST


CORPORATE DEBT SECURITIES. A fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under "Convertible Securities" and "Variable or Floating Rate Securities," or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.

COMMERCIAL PAPER. Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody's Investors Service, Inc. and Standard and Poor's Ratings Group. Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing and outside rating of the issuer will fall, or that the secondary market in the issuer's notes will become too limited to permit their liquidation at a reasonable price.

INTERNATIONAL AGENCY OBLIGATIONS. A fund may invest in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. A fund may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

BANK OBLIGATIONS OR SAVINGS AND LOAN OBLIGATIONS. Subject to its investment restrictions, a fund may purchase certificates of deposit, bankers' acceptances and other debt obligations of commercial banks and certificates of deposit and other debt obligations of savings and loan associations ("S&L's"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. These instruments may be issued by institutions of any size, may be of any maturity, and may be insured or uninsured. The quality of bank or savings and loan obligations may be affected by such factors as (a) location -- the strength of the local economy will often affect financial institutions in the region, (b) asset mix -- institutions with substantial loans in a troubled industry may be weakened by those loans, and (c) amount of equity capital -- under-capitalized financial institutions are more vulnerable when loan losses are suffered. The sub-adviser will evaluate these and other factors affecting the quality of bank and savings and loan obligations purchased by a fund, but the fund is not restricted to obligations or institutions that satisfy specified quality criteria.

VARIABLE OR FLOATING RATE SECURITIES. Subject to its investment restrictions, a fund may purchase variable rate securities that provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable and floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. These securities generally are structured as loans.

PREFERRED STOCKS. Subject to its investment restrictions, a fund may purchase preferred stocks. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

CONVERTIBLE SECURITIES. Subject to its investment restrictions, a fund may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities without conversion features, but add the potential opportunity for appreciation from enhanced value for the equity securities into which they are convertible, and the concomitant risk of loss from declines in those values.

COMMON STOCKS. Subject to its investment restrictions, a fund may invest in common stocks. Common stocks are junior to the debt obligations and preferred stocks of an issuer. Hence, dividend payments on common stocks should be regarded as less secure than income payments on corporate debt securities.

PORTFOLIO TURNOVER RATE


Changes may be made in the portfolio of the fund consistent with its investment objective and policies whenever such changes are believed to be in the best interests of the fund and its shareholders, and the fund will be managed without regard to its portfolio turnover rate. The portfolio turnover rates for an underlying fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs to the fund, including brokerage commissions, and may have adverse tax consequences.



The portfolio turnover rate for the fund is calculated by dividing the lesser of the fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.


DISCLOSURE OF PORTFOLIO HOLDINGS


It is the policy of the fund to protect the confidentiality of its holdings and prevent the selective disclosure of non-public information about its portfolio holdings. The fund's service providers are required to comply with this policy. No non-public information concerning the portfolio holdings of the fund may be disclosed to any unaffiliated third party, except as provided below. The Board of Trustees has adopted formal procedures governing compliance with the fund's policies.



The fund, or its duly authorized service providers, may publicly disclose holdings of the fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of the fund's completed purchases and sales may only be made available after the public disclosure of the fund's portfolio holdings.



The fund will publish all portfolio holdings on the website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the fund. The fund may then forward the information to investors and consultants requesting it. As the fund has not yet commenced operations, the fund's portfolio holdings are not yet available.



There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the fund by these services and departments, the fund may distribute (or authorize its service providers to distribute) portfolio holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the fund before the portfolio holdings or results of the analysis become public information; and
(ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the fund nor its service providers receive any compensation from such services and departments. Subject to such departures as the fund's investment adviser's compliance department believes reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the fund (and its service provider, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the Confidentiality Agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.



The Board and an appropriate officer of the investment adviser's compliance department or the fund's Chief Compliance Officer ("CCO") may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board violations of the fund's policies and procedures on disclosure of portfolio holdings.

                     INVESTMENT ADVISORY AND OTHER SERVICES


Transamerica IDEX has entered into an Investment Advisory Agreement ("Advisory Agreement") on behalf of the fund with Transamerica Fund Advisors, Inc. ("TFAI" or "Investment Adviser"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TFAI supervises the fund's investments and conducts its investment program. TFAI hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with the sub-adviser.


TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON NV, a Netherlands corporation and publicly traded international insurance group.

INVESTMENT ADVISER COMPENSATION


TFAI receives compensation, calculated daily and paid monthly, from the fund at the following annual rate (expressed as a specified percentage of the fund's average daily net assets):



FUND                         PERCENTAGE OF AVERAGE DAILY NET ASSETS
--------------------------   --------------------------------------
TA IDEX Third Avenue Value   0.80% of average daily net assets


ADVISORY AGREEMENT


For the fund, the duties and responsibilities of the Investment Adviser are specified in the Advisory Agreement. The Advisory Agreement provides that TFAI will perform the following services or cause them to be performed by others: (i) furnish to the fund investment advice and recommendations; (ii) supervise the purchase and sale of securities as directed by appropriate fund officers, and
(iii) be responsible for the administration of the fund. The Advisory Agreement is not assignable and may be terminated without penalty upon 60 days' written notice at the option of either the fund, TFAI or by a vote of shareholders of the fund. The Advisory Agreement provides that after an initial term of up to two years, it can be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of the fund and (b) by a majority vote of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party cast in person at a special meeting called for such purposes.



The Advisory Agreement also provides that TFAI shall not be liable to the fund or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the fund or by any shareholder in connection with matters to which the Advisory Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of TFAI in the performance of its duties thereunder.



The fund pays its allocable share of the fees and expenses of its non-interested trustees, custodian and transfer agent fees, brokerage commissions and all other expenses in connection with the execution of its portfolio transactions, administrative, clerical, recordkeeping, bookkeeping, legal, auditing and accounting expenses, interest and taxes, expenses of preparing tax returns, expenses of shareholders' meetings and preparing, printing and mailing proxy statements (unless otherwise agreed to by the fund or TFAI), expenses of preparing and typesetting periodic reports to shareholders (except for those reports the fund permits to be used as sales literature), and the costs, including filing fees, of renewing or maintaining registration of fund shares under federal and state law.


EXPENSE LIMITATION


TFAI has entered into an expense limitation arrangement with Transamerica IDEX on behalf of the fund, pursuant to which TFAI has agreed to waive fees and/or reimburse expenses, whenever, in any fiscal year, the total cost to a fund of normal operating expenses chargeable to the fund (including the investment advisory fee but excluding brokerage commissions, interest, taxes, and 12b-1 fees and certain extraordinary expenses) exceeds a certain percentage of the fund's average daily net assets as listed below. The fund will, at a later date reimburse TFAI for fees and/or expenses previously waived or reimbursed during the previous 36 months if the estimated annualized operating expenses of the fund are less than the expense cap. However, the fund will proceed to such recoupment only if, after such recoupment, the fund's expense ratio does not exceed the expense cap. The agreement continues automatically for one-year terms unless TFAI provides notice to Transamerica IDEX prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement.



The applicable expense cap for the fund is 1.00%.






SUB-ADVISERS



Third Avenue Management LLC ("Third Avenue"), located at 622 Third Avenue, 32nd Floor, New York, NY 10017-2023, serves as sub-adviser to TA IDEX Third Avenue Value pursuant to a sub-advisory agreement with ATFA.



The sub-adviser also serves as sub-adviser to certain portfolios of AEGON/Transamerica Series Trust ("ATST"), a registered investment company. It may be referred to herein as the "sub-adviser. The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage, indicated below, of the fund's average daily net assets:



           FUND                 SUB-ADVISER              SUB-ADVISORY FEE
--------------------------   ----------------   ---------------------------------
TA IDEX Third Avenue Value     Third Avenue     0.40% of average daily net assets



INFORMATION ABOUT THE FUND'S PORTFOLIO MANAGERS



Information regarding the other accounts managed by the fund's portfolio managers, the methods by which the fund's portfolio managers are compensated, the range of securities owned by the portfolio managers and a description of the conflicts of interest policy applicable to the portfolio managers are provided in Appendix A of this SAI.


                                   DISTRIBUTOR


Transamerica IDEX has entered into an Underwriting Agreement with AFSG Securities Corporation ("AFSG"), located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52494 to act as the principal underwriter of the shares of the fund. The Underwriting Agreement will continue from year to year so long as its continuance is approved at least annually in the same manner as the investment advisory agreements discussed above. A discussion of AFSG's responsibilities and charges as principal underwriter of fund shares is set forth in the fund's prospectuses.


                             ADMINISTRATIVE SERVICES


TFAI is responsible for the supervision of all administrative functions, providing office space and paying its allocable portion of the salaries, fees and expenses of all fund officers and of those trustees who are affiliated with TFAI. The costs and expenses, including legal and accounting fees, filing fees and printing costs in connection with the formation of the fund and the preparation and filing of the fund's initial registration statements under the 1933 Act and 1940 Act are also paid by TFAI. Transamerica IDEX has entered into an Administrative Services Agreement ("Administrative Agreement") with Transamerica Fund Services, Inc. ("TFS") , 570 Carillon Parkway, St. Petersburg, Florida 33716, on behalf of the fund. Under the Administrative Agreement, TFS carries out and supervises all of the administrative functions of the fund and incurs expenses payable by Transamerica IDEX related to such functions. The fund has entered into an agreement wherein the fund would pay 0.02% of its daily net assets annually for such administrative service.



The administrative duties of TFS with respect to the fund includes: providing the fund with office space, telephones, office equipment and supplies; paying the compensation of the fund's officers for services rendered as such; supervising and assisting in preparation of annual and semi-annual reports to shareholders, notices of dividends, capital gain distributions and tax information; supervising compliance by the fund with the recordkeeping requirements under the 1940 Act and regulations thereunder and with the state regulatory requirements; maintaining books and records of the fund (other than those maintained by the fund's custodian and transfer agent); preparing and filing tax returns and reports; monitoring and supervising relationships with the fund's custodian and transfer agent; monitoring the qualifications of tax deferred retirement plans providing for investment in shares of the fund; authorizing expenditures and approving bills for payment on behalf of the fund; and providing executive, clerical and secretarial help needed to carry out its duties.



ADMINISTRATIVE FEES



Under the Administrative Agreement, TFS receives compensation, calculated daily and paid monthly, from the fund at the annual rate of 0.02% of its daily net assets. The fund had not commenced operations as of the date of this SAI and as a result, no administrative fees were paid for the past fiscal year.


                 CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES


Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, is custodian for Transamerica IDEX. The custodian is not responsible for any of the investment policies or decisions of the fund, but holds its assets in safekeeping, and collects and remits the income thereon subject to the instructions of the fund.



TFS also is the transfer agent, withholding agent and dividend disbursing agent for the fund. TFS is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company, both of which are indirect wholly owned subsidiaries of AEGON NV, and thus TFS is an affiliate of TFAI. The fund pays the transfer agent an annual per-account charge of $19.60 for each Open Account and $1.50 for each Closed Account. There is no new account charge.


Transaction requests should be mailed to Transamerica IDEX Mutual Funds, P.O. Box 219945, Kansas City, MO 64121-9945 or Transamerica IDEX Mutual Funds, 330 W. 9th Street, Kansas City, MO 64105 (for overnight mail).


The fund had not commenced operations as of to the date of this SAI and as a result, no transfer agency fees were paid and no brokerage credits were received for the past fiscal year.


                         FUND TRANSACTIONS AND BROKERAGE


Decisions as to the assignment of fund business for the fund and negotiation of commission rates are made by the fund's sub-adviser, whose policy is to obtain the "best execution" of all fund transactions. The Investment Advisory Agreement and Sub-Advisory Agreement for the fund specifically provide that in placing portfolio transactions for the fund, the fund's sub-adviser may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended (the "1934 Act").


In selecting brokers and dealers and in negotiating commissions, the fund's sub-adviser may consider a number of factors, including but not limited to:

     - The sub-adviser's knowledge of currently available negotiated commission rates or prices of securities and other current transaction costs;

     -    The nature of the security being traded;

     -    The size and type of the transaction;

     - The nature and character of the markets for the security to be purchased or sold;

     -    The desired timing of the trade;

     - The activity existing and expected in the market for the particular security;

     -    The quality of the execution, clearance and settlement services;

     -    Financial stability;

     - The existence of actual or apparent operational problems of any broker or dealer; and

     -    Research products and services provided.

In recognition of the value of the foregoing factors, the sub-adviser may place portfolio transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker would have charged for effecting that transaction. This is done if the sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker viewed in terms of either that particular transaction or of the overall responsibilities of the sub-adviser. Research provided may include:

     Furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities;

     Furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy;

     Access to research analysts, corporate management personnel, industry experts, economists and government officials; and

     Comparative performance evaluation and technical measurement services and quotation services, and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver process or otherwise utilize information, including the research described above) that assist the sub-adviser in carrying out its responsibilities.


Most of the brokers and dealers used by the fund's sub-adviser provide research and other services described above.



A sub-adviser may use research products and services in servicing other accounts in addition to the fund. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, a sub-adviser may allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may be a conflict of interest for a sub-adviser.



When the fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker without the use of a broker, except in those circumstances where better prices and executions will be achieved through the use of a broker.



The sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of TFAI, AFSG or the sub-adviser, including InterSecurities, Inc., AEGON USA Securities, Inc. or DST Securities, Inc. The sub-adviser may place transactions if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable, and if overall the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Other Affiliates," are lower than those that would otherwise be incurred. Under rules adopted by the SEC, Transamerica IDEX's Board of Trustees will conduct periodic compliance reviews of such brokerage allocations and review certain procedures adopted by the Board of Trustees to ensure compliance with these rules and to determine their continued appropriateness.


DIRECTED BROKERAGE


The sub-adviser to the fund, to the extent consistent with the best execution and with TFAI's usual commission rate policies and practices, may place portfolio transactions of the fund with broker/dealers with which the fund has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the fund's portfolio transactions to the payment of operating expenses that would otherwise be borne by the fund. These commissions are not used for promoting or selling fund shares or otherwise related to the distribution of fund shares.


                              TRUSTEES AND OFFICERS


The Trustees and executive officers of Transamerica IDEX are listed below. The Board of Trustees governs the TA IDEX fund and is responsible for protecting the interests of the shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the business affairs of the TA IDEX funds and the operation of Transamerica IDEX by its officers. The Board also reviews the management of the fund's assets by TFAI and the sub-advisers. Transamerica IDEX is part of a Fund Complex which consists of Transamerica IDEX, AEGON/Transamerica Series Trust ("ATST"), and Transamerica Income Shares, Inc. ("TIS"), and consists of 92 funds/portfolios as of the date of this SAI.

                                                  TERM OF
                                                OFFICE AND                                             NUMBER OF
                                                 LENGTH OF                                             FUNDS IN
                                                   TIME           PRINCIPAL OCCUPATION(S) DURING        COMPLEX          OTHER
   NAME, ADDRESS AND AGE         POSITION         SERVED*                  PAST 5 YEARS                 OVERSEEN     DIRECTORSHIPS
   ---------------------     ---------------   ------------   --------------------------------------   ---------   -----------------
INTERESTED TRUSTEES+

John K. Carter               Trustee           2006-present   Trustee (October 2006-present),              92             N/A
570 Carillon Parkway         (September 2006 -                President & CEO (July 2006-present),
St. Petersburg, FL 33716     present),                        Sr. Vice President (1999-June 2006),
(DOB: 4/24/61)               President &                      Chief Compliance Officer, General
                             Chief Executive                  Counsel & Secretary (1999-August
                             Officer (July                    2006), ATST; Sr. Vice President
                             2006 - present)                  (1999-June 2006), Chief Compliance
                                                              Officer, General Counsel & Secretary
                                                              (1999-August 2006), TA IDEX; Director
                                                              (October 2006-present), President &
                                                              CEO (July 2006-present), Sr. Vice
                                                              President (2002-June 2006), General
                                                              Counsel, Secretary & Chief Compliance
                                                              Officer (2002-August 2006), TIS;
                                                              President, CEO (July 2006-present),
                                                              Sr. Vice President (1999-June 2006),
                                                              Director (2000-present), General
                                                              Counsel, & Secretary (2000-August
                                                              2006), Chief Compliance Officer,
                                                              (2004-August 2006), Transamerica Fund
                                                              Advisors (TFAI); President, CEO (July
                                                              2006-present), Sr. Vice President
                                                              (1999-June 2006), Director
                                                              (2001-present), General Counsel, &
                                                              Secretary (2001-August 2006),
                                                              Transamerica Fund Services (TFS); Vice
                                                              President, AFSG Securities Corporation
                                                              (AFSG) (2001-present); CEO (July
                                                              2006-present),Vice President,
                                                              Secretary & Chief Compliance Officer
                                                              (2003-August 2006), Transamerica
                                                              Investors, Inc. (TII); Sr. Vice
                                                              President, General Counsel &
                                                              Secretary, Transamerica Index Funds
                                                              (TIF) (2002-2004); Vice President,
                                                              Transamerica Investment Services, Inc.
                                                              (TISI) (2003-2005) & Transamerica
                                                              Investment Management, LLC (TIM)
                                                              (2001-2005)

INDEPENDENT TRUSTEES++

Peter R. Brown               Chairman,         1986-present   Chairman & Trustee, ATST (1986 -             92             N/A
8323 40th Place North        Trustee                          present); Chairman & Director, TIS
St. Petersburg, FL 33709                                      (2002 - present); Director, TIF (2002
(DOB 5/10/28)                                                 - 2004); Chairman of the Board, Peter
                                                              Brown Construction Company (1963 -
                                                              2000); Rear Admiral (Ret.) U.S. Navy
                                                              Reserve, Civil Engineer Corps

                                                  TERM OF
                                                OFFICE AND                                             NUMBER OF
                                                 LENGTH OF                                             FUNDS IN
                                                   TIME           PRINCIPAL OCCUPATION(S) DURING        COMPLEX          OTHER
   NAME, ADDRESS AND AGE         POSITION         SERVED*                  PAST 5 YEARS                 OVERSEEN     DIRECTORSHIPS
   ---------------------     ---------------   ------------   --------------------------------------   ---------   -----------------
Charles C. Harris            Trustee           1994-present   Trustee, ATST (1986 - present);              92             N/A
2 Seaside Lane, #304                                          Director, TIS (2002 - present)
Belleair, FL 33756
(DOB 7/15/30)

Russell A. Kimball, Jr.      Trustee           2002-present   Trustee, ATST (1986 - present);              92             N/A
1160 Gulf Boulevard                                           Director, TIS (2002 - present);
Clearwater Beach, FL 33767                                    General Manager, Sheraton Sand Key
(DOB 8/17/44)                                                 Resort (1975 - present)

William W. Short, Jr.        Trustee           1986-present   Trustee, ATST (2000 - present);              92             N/A
7882 Lantana Creek Road                                       Director, TIS (2002 - present);
Largo, FL 33777                                               Retired CEO and Chairman of the Board,
(DOB 2/25/36)                                                 Shorts, Inc.

Daniel Calabria              Trustee           1996-present   Trustee, ATST (2001-present);                92             N/A
7068 S. Shore Drive S.                                        Director, TIS (2002-present); Member
South Pasadena, FL 33707                                      of Investment Committee, Ronald
(DOB 3/5/36)                                                  McDonald House Charities of Tampa Bay,
                                                              Inc. (1997 - present); Trustee, The
                                                              Hough Group of Funds (1993 - 2004);
                                                              prior to 1996, served in senior
                                                              executive capacities for several
                                                              mutual fund management companies for
                                                              more than 30 years

Jack E. Zimmerman            Trustee           1986-present   Retired Director, Regional Marketing         51             N/A
6778 Rosezita Lane                                            of Marietta Corporation & Director of
Dayton, OH 45459                                              Strategic Planning, Martin Marietta
(DOB 2/3/28)                                                  Baltimore Aerospace.

Leo J. Hill                  Trustee           2002-present   Trustee, ATST (2001 - present);              92             N/A
7922 Bayou Club Blvd.                                         Director, TIS (2002 - present); Owner
Largo, FL  33777                                              & President, Prestige Automotive Group
(DOB 3/27/56)                                                 (2001 - 2005); President, L. J. Hill &
                                                              Company (1999 - Present); Market
                                                              President, Nations Bank of Sun Coast
                                                              Florida (1998 - 1999); President &
                                                              CEO, Barnett Banks of Treasure Coast
                                                              Florida (1994 - 1998); EVP & Senior
                                                              Credit Officer, Barnett Banks of
                                                              Jacksonville, Florida (1991 - 1994);
                                                              SVP & Senior Loan Administration
                                                              Officer, Wachovia Bank of Georgia
                                                              (1976 - 1991)

Janice B. Case               Trustee           2002-present   Trustee, ATST (2001 - present);              92      Director, Central
205 Palm Island NW                                            Director, TIS (2002 - present); Sr.                  Vermont Public
Clearwater, FL 33767                                          Vice President, Florida Power                        Service Corp
(DOB 9/27/52)                                                 Corporation (1996 - 2000); Director,                 (2001 - present);
                                                              Cadence Network, Inc. (1997 - 2004);                 Director, Western
                                                              Trustee, Morton Plant Mease Healthcare               Electricity
                                                              (1999 - 2005); Director Arts Center &                Coordinating
                                                              Theatre (2001 - present)                             Council (2002 -
                                                                                                                   present)

                                                  TERM OF
                                                OFFICE AND                                             NUMBER OF
                                                 LENGTH OF                                             FUNDS IN
                                                   TIME           PRINCIPAL OCCUPATION(S) DURING        COMPLEX          OTHER
   NAME, ADDRESS AND AGE         POSITION         SERVED*                  PAST 5 YEARS                 OVERSEEN     DIRECTORSHIPS
   ---------------------     ---------------   ------------   --------------------------------------   ---------   -----------------
Norm R. Nielsen              Trustee           2006-present   Trustee, ATST (2006-present);                92      Iowa Student Loan
9687 Cypress Hammock, #201                                    Director, TIS (2006 - present);                      Liquidity
Bonita Springs, FL 34135                                      President, Kirkwood Community College                Corporation (1998
(DOB 5/11/39)                                                 (1985 - 2005); Director, Iowa Health                 -present) Buena
                                                              Systems (1994 - 2003); Director, Iowa                Vista University
                                                              City Area Development (1996 - 2004)                  Board of Trustees
                                                                                                                   (2004-present);
                                                                                                                   U.S. Bank (1988
                                                                                                                   - present)

John W. Waechter             Trustee           2005-present   Trustee, ATST (2004 - present);              92             N/A
5913 Bayview Circle                                           Director, TIS (2004 - present);
Gulfport, FL 33707                                            Executive Vice President, Chief
(DOB 2/25/52)                                                 Financial Officer, Chief Compliance
                                                              Officer, William R. Hough & Co. (1979
                                                              - 2004), Treasurer The Hough Group of
                                                              Funds (1993 - 2004)

Robert L. Anderson, Ph.D.    Trustee           2005-Present   Dean, Professor, College of Business,        51             N/A
3301 Bayshore Blvd., #1408                                    University of South Florida (1995 -
Tampa, FL 33629                                               present)
(DOB 10/30/40)

OFFICERS


                                                TERM OF OFFICE
  NAME, ADDRESS** AND                            AND LENGTH OF                    PRINCIPAL OCCUPATION(S) OR
          AGE                  POSITION         TIME SERVED***                  EMPLOYMENT DURING PAST 5 YEARS
  -------------------    --------------------   --------------   ------------------------------------------------------------
Dennis P. Gallagher      Sr. Vice President,    2006 - present   Sr. Vice President, General Counsel & Secretary, ATST & TIS
(DOB: 12/19/70)          General Counsel &                       (September 2006 - present); Vice President & Secretary, TII
                         Secretary                               (September 2006 - present); Director, Sr. Vice President,
                                                                 General Counsel & Secretary, TFAI & TFS (September 2006 -
                                                                 present); Director (1998 - June 2006), Deutsche Asset
                                                                 Management

Glenn E. Brightman       Sr. Vice President &   2005 - present   Sr. Vice President & Principal Financial Officer, TA IDEX
(DOB: 12/01/72)          Principal Financial                     and TIS (2005 - present); Vice President & Principal
                         Officer                                 Financial Officer, TII (2005 - present); Sr. Vice President,
                                                                 TFS, TFAI (2005 - present); Manager - Mutual Fund
                                                                 Accounting, The Vanguard Group, Inc. (1996-2005)

T. Gregory Reymann, II   Senior Vice            2004 - present   Chief Compliance Officer & Senior Vice President, ATST, TA
(DOB: 5/13/58)           President and Chief                     IDEX, TFAI, TIS (2006 - present); Chief Compliance Officer
                         Compliance Officer                      (2006 - present) & Vice President (2005 - present), TII;
                                                                 Vice President & Senior Counsel, TFS (2005 - 2006); Vice
                                                                 President & Counsel, ATST, TA IDEX, TFAI, TIS (2004 - 2006),
                                                                 TFS (2004 - 2005) & TIF (2004); Attorney, Gould, Cooksey,
                                                                 et. al. (2002 - -2004)


+    May be deemed an "interested person" (as that term is defined in the 1940
     Act) of TA IDEX because of his employment with TFAI or an affiliate of TFAI.


++ Independent Trustee ("Independent Trustee") means a trustee who is not an "interested person" (as defined under the 1940 Act) of TA IDEX (the "Independent Trustees")



* Each Trustee shall hold office until 1) his or her successor is elected and qualified or 2) he or she resigns or his or her term as a Trustee is terminated in accordance with the TA IDEX by-laws. TA IDEX will hold a shareholder meeting to elect the Board of Trustees at least once every five years.


** The business address of each officer is 570 Carillon Parkway, St. Petersburg, FL 33716. No officer of TA IDEX, except for the Chief Compliance Officer, receives any compensation from TA IDEX.

***  Elected and serves at the pleasure of the Board of Trustees of TA IDEX.


COMMITTEES OF THE BOARD



The Trustees are responsible for major decisions relating to a fund's objective, policies and techniques. They review investment decisions, although they do not actively participate on a regular basis in making such decisions. As of October 31, 2006, the Board of Trustees had the following standing committees that each performs specialized functions: an Audit Committee, Nominating Committee, Compensation Committee, Valuation Oversight Committee, Proxy Voting Committee, Governance Committee, Marketing Oversight Committee and Contract Review Committee. TA IDEX also has an Administrative Valuation Committee and Administrative Proxy Voting Committee, which consist of members of Management.

                                                                                                                        NUMBER OF
                                                                                                                         MEETINGS
                                                                                                                       HELD DURING
                                                                                                                       LAST FISCAL
                                                                                                                           YEAR
      COMMITTEE                                    FUNCTIONS                                       MEMBERS              10/31/2006
      ---------         -------------------------------------------------------------   ----------------------------   -----------
AUDIT                   The Audit Committee reviews the financial reporting process,    John W. Waechter, Chairman;    6
                        the system of internal control, the audit process, and the      Janice B. Case; Charles C.
                        Transamerica IDEX process for monitoring compliance with        Harris; Daniel Calabria; Leo
                        investment restrictions and applicable laws and the             J. Hill; Peter R. Brown;
                        Transamerica IDEX Code of Ethics.                               William W. Short, Jr. and
                                                                                        Russell A. Kimball, Jr.

NOMINATING              The Nominating Committee operates under a written charter.      Peter R. Brown, Chairman;      1
                        The Nominating Committee nominates and evaluates                Daniel Calabria; Charles C.
                        Independent Trustee candidates. The Nominating Committee        Harris; William W. Short,
                        meets periodically, as necessary, and is solely                 Jr. and Russell A. Kimball,
                        responsible for the selection and nomination of potential       Jr.
                        candidates to serve on the Board. The Nominating Committee is solely responsible for the selection and nomination of
                        potential candidates to serve on the Board, the Nominating
                        Committee may consider nominations from shareholders of
                        the funds.  Shareholders may submit for the Nominating
                        Committee's consideration, recommendations regarding
                        potential nominees for service on the Board.  Each
                        eligible shareholder or shareholder group may submit no
                        more than one nominee each calendar year.

                        In order for the Nominating Committee to consider
                        shareholder submissions, the following requirements, among others, must be satisfied regarding the nominee: the
                        nominee must satisfy all qualifications provided in
                        Transamerica IDEX's organizational documents, including
                        qualification as a possible Independent Director/Trustee
                        if the nominee is to serve in that capacity; the nominee
                        may not be the nominating shareholder, a member of the
                        nominating shareholder group or a member of the immediate
                        family of the nominating shareholder or any member of the
                        nominating shareholder group; neither the nominee nor any
                        member of the nominee's immediate family may be currently
                        employed or employed within the year prior to the
                        nomination by any nominating shareholder entity or entity
                        in a nominating shareholder group; neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of
                        the election for which the nominee's name was submitted,
                        during the immediately preceding calendar year, or during
                        the year when the nominee's name was submitted, any
                        consulting, advisory, or other compensatory fee from the
                        nominating shareholder or any member of a nominating
                        shareholder group; the nominee may not be an executive
                        officer, director/trustee or person fulfilling similar
                        functions of the nominating shareholder or any member of the

                                                                                                                        NUMBER OF
                                                                                                                         MEETINGS
                                                                                                                       HELD DURING
                                                                                                                       LAST FISCAL
                                                                                                                           YEAR
      COMMITTEE                                    FUNCTIONS                                       MEMBERS              10/31/2006
      ---------         -------------------------------------------------------------   ----------------------------   -----------
                        nominating shareholder group, or of an affiliate of
                        the nominating shareholder or any such member of the
                        nominating shareholder group; the nominee may not control
                        the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member
                        that is a fund, an interested person of such holder or
                        member as defined by Section 2(a)(19) of the 1940 Act);
                        and a shareholder or shareholder group may not submit for
                        consideration a nominee which has previously been
                        considered by the Nominating Committee.

                        In addition, in order for the Nominating Committee to
                        consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee: any shareholder or
                        shareholder group submitting a proposed nominee must
                        beneficially own, either individually or in the aggregate, more than 5% of a fund's (or a series thereof) securities
                        that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election
                        (each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination); in addition, such securities must continue to be held through the date of the meeting and the nominating shareholder or shareholder group must also bear the economic risk of the investment; and the nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the
                        vote, (b) shared power to vote or direct the vote, (c) sole power to dispose or direct the disposition of such shares, and (d) shared power to dispose or direct the disposition of such shares (in addition the certification shall provide that the shares have been held continuously for at least two
                        years).

                        In assessing the qualifications of a potential candidate for membership on the Board, the Nominating Committee may
                        consider the candidate's potential contribution to the
                        operation of the Board and its committees, and such other
                        factors as it may deem relevant.

COMPENSATION            Reviews compensation arrangements for each Trustee.             Janice B. Case;  Charles C.    1
                                                                                        Harris, Co-Chairs; Peter R.
                                                                                        Brown; Daniel Calabria;
                                                                                        Russell A. Kimball, Jr.; Leo
                                                                                        J. Hill; William W. Short,
                                                                                        Jr.; Jack E. Zimmerman;
                                                                                        Robert L. Anderson; Norm

                                                                                        R. Nielsen and John W.
                                                                                        Waechter

VALUATION OVERSIGHT     Oversees the process by which the funds calculate their net     Leo J. Hill, Chairman;         3
                        asset value to verify consistency with the funds' valuation     Charles C. Harris; Robert
                        policies and procedures, industry guidance, interpretative      L. Anderson and William W.
                        positions issued by the SEC and its staff, and industry best    Short, Jr.
                        practices.

PROXY VOTING            Provides the fund's consent to vote in matters where the        Russell A. Kimball, Jr.,       1
                        Adviser or Sub-Adviser seeks such consent because of a          Chairman; William W. Short,
                        conflict of interest that arises in connection with a           Jr. and Leo J. Hill
                        particular vote, or for other reasons.  The Proxy Voting
                        Committee also may review the Adviser's and each
                        Sub-Adviser's proxy voting policies and procedures in lieu of submission of the policies and procedures to the entire Board for approval.

GOVERNANCE              Provides oversight responsibilities and monitors certain        Daniel Calabria, Chairman;     2
                        issues, in consultation with the CCO and independent            William W. Short, Jr.;
                        trustees' counsel, that affect the duties of independent        Russell A. Kimball, Jr. and
                        members of the Board.                                           Leo J. Hill

CONTRACT REVIEW         Reviews contracts between or among the funds and their          Russell A. Kimball, Jr.,       1
                        service providers.  Oversight responsibilities for the          Chairman; Daniel Calabria;
                        process of evaluating new contracts, reviewing existing         Jack E.  Zimmerman and
                        contracts on a periodic basis and making recommendations to     Janice B. Case
                        the Board with respect to any contracts affecting the funds.

MARKETING OVERSIGHT     Oversees the marketing efforts on behalf of the funds.          Robert L. Anderson, Chairman   5
                                                                                        and Janice B. Case











TRUSTEE OWNERSHIP OF EQUITY SECURITIES


The table below gives the dollar range of shares of the fund, as well as the aggregate dollar range of shares of all funds advised and sponsored by TFAI (collectively, the "Fund Complex"), owned by each Trustee as of December 31, 2005:



                                                                  AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                          DOLLAR RANGE OF EQUITY SECURITIES IN   REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES
    NAME OF TRUSTEE                     THE FUNDS                          IN FAMILY OF INVESTMENT COMPANIES
    ---------------       ------------------------------------   ----------------------------------------------------
Peter R. Brown                             -0-                                       Over $100,000
Daniel Calabria                            -0-                                       Over $100,000
John K. Carter*(3)                         -0-                                            -0-
Janice B. Case                             -0-                                       Over $100,000
Charles C. Harris                          -0-                                       Over $100,000
Leo J. Hill                                -0-                                       Over $100,000
Russell A. Kimball, Jr.                    -0-                                       Over $100,000
William W. Short, Jr.                      -0-                                       Over $100,000
Jack E. Zimmerman                          -0-                                       Over $100,000
John W. Waechter                           -0-                                       Over $100,000
Robert L. Anderson(1)                      -0-                                            -0-
Norm R. Nielsen(2)                         -0-                                            -0-



*    Interested Trustee


(1)  Mr. Anderson did not become a Trustee until September 2005.

(2)  Mr. Nielsen did not become a Trustee until May 2006.


(3)  Mr. Carter did not become a Trustee until September 2006.

CONFLICTS OF INTEREST


The following table sets forth information as of December 31, 2005 about securities owned beneficially or of record by each Independent Trustee or members of his or her immediate family, representing interests in the Investment Adviser, Sub-Adviser or Distributor of the fund, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Trustee's spouse, children residing in the Trustee's household and dependents of the Trustee.



                          NAME OF OWNERS AND
                           RELATIONSHIPS TO              TITLE OF    VALUE OF    PERCENT OF
NAME OF TRUSTEE                 TRUSTEE        COMPANY     CLASS    SECURITIES      CLASS
---------------           ------------------   -------   --------   ----------   ----------
Peter R. Brown                    N/A            N/A        N/A         N/A          N/A
Charles C. Harris                 N/A            N/A        N/A         N/A          N/A
Russell A. Kimball, Jr.           N/A            N/A        N/A         N/A          N/A
William W. Short, Jr.             N/A            N/A        N/A         N/A          N/A
Robert L. Anderson                N/A            N/A        N/A         N/A          N/A
Daniel Calabria                   N/A            N/A        N/A         N/A          N/A
Janice B. Case                    N/A            N/A        N/A         N/A          N/A
Leo J. Hill                       N/A            N/A        N/A         N/A          N/A
Jack E. Zimmerman                 N/A            N/A        N/A         N/A          N/A
John W. Waechter                  N/A            N/A        N/A         N/A          N/A
Norm R. Nielsen (1)               N/A            N/A        N/A         N/A          N/A



(1)  Mr. Nielsen did not become a Trustee until May 2006.



Independent Trustees receive a total annual retainer fee of $64,000 from the TA IDEX funds, of which the fund pay a pro rata share allocable to each TA IDEX fund based on the relative assets of the fund. The Chairman of the Board also receives an additional retainer of $20,000 per year. Each Audit Committee member receives an additional retainer of $6,000. The audit committee financial expert also receive an additional retainer of $5,000. Any fees and expenses paid to Trustees who are affiliates of TFAI or AFSG are paid by TFAI and/or AFSG and not by the fund.



Under a non-qualified deferred compensation plan effective January 1, 1996 (the "Deferred Compensation Plan") available to the Trustees, compensation may be deferred that would otherwise be payable by Transamerica IDEX to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A shares of a fund (without imposition of sales charge), as elected by the Trustee. It is not anticipated that the Deferred Compensation Plan will have any material impact on the fund.



Under a retirement plan (the "Emeritus Plan") available to the Independent Trustees, each Independent Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee, calculated as follows:


                              Years Eligible for Service
                                  as Trustee Emeritus
Years of Service as Trustee       ("Eligible Years")
---------------------------   --------------------------
5                                          2
10                                         3
15                                         5


In a year in which an Independent Trustee earns an eligibility benefit (years 5, 10 and 15), Transamerica IDEX shall accrue and the Independent Trustee shall be credited an amount equal to 50% of his or her then-current annual retainer for the appropriate number of Eligible Years (2, 3 or 5). Such amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the fund. The Chairman and the Audit Committee's Financial Expert will also earn 50% of the additional retainers designated for such positions. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such. In addition, a Trustee Emeritus may be invited by the Board, but is not required, to attend meetings, and shall be available for consultation by the Trustees, Transamerica IDEX's officers and counsel. A Trustee Emeritus will receive reimbursement of actual and reasonable expenses incurred for attendance at Board meetings.

Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX.


The following table provides compensation amounts paid to Independent Trustees of the fund for the fiscal year ended October 31, 2006.


                               COMPENSATION TABLE


                                                                                                TOTAL
                                                                  PENSION OR RETIREMENT   COMPENSATION PAID
                                   AGGREGATE COMPENSATION FROM     BENEFITS ACCRUED AS     TO TRUSTEES FROM
NAME OF PERSON, POSITION               TRANSAMERICA IDEX(1)       PART OF FUND EXPENSES    FUND COMPLEX(2)
------------------------           ---------------------------   ----------------------   -----------------
Peter R. Brown, Trustee                    $ 85,500.00                 $210,000.00          $  201,125.00
Daniel Calabria, Trustee                   $ 67,000.00                 $ 96,000.00          $  161,625.00
Janice B. Case, Trustee                    $ 67,000.00                 $ 64,000.00          $  161,625.00
Charles C. Harris, Trustee                 $ 66,500.00                 $ 96,000.00          $  161,125.00
Leo J. Hill, Trustee                       $ 67,000.00                 $ 64,000.00          $  161,625.00
Russell A. Kimball, Jr., Trustee           $ 61,500.00                 $ 96,000.00          $  156,125.00
William W. Short, Jr., Trustee             $ 67,000.00                 $160,000.00          $  161,625.00
Jack E. Zimmerman, Trustee                 $ 57,000.00                 $160,000.00          $   57,000.00
John W. Waechter(3)                        $ 70,750.00                          --          $  169,125.00
Robert L. Anderson(4)                      $ 57,000.00                          --          $   57,000.00
Norm Nielsen(5)                            $ 16,000.00                          --          $   38,800.00
                                           -----------                 -----------          -------------
Total:                                     $682,250.00                 $946,000.00          $1,486,800.00
                                           ===========                 ===========          =============



(1) Of this aggregate compensation, the total amounts deferred (including earnings) and accrued for the benefit of the participating Trustees for the year ended October 31, 2006 were as follows: Peter R. Brown, $27.03; Daniel Calabria, $65,350.08; William W. Short, Jr., $36.59; Charles C. Harris, $2,900.00; Russell A. Kimball, Jr., $16,665.26; Janice B. Case, $0; Leo J. Hill, $22,270.14; Jack E. Zimmerman, $0, Robert L. Anderson, $12,000.00; Norm R. Nielsen, $0; and John W. Waechter, $0.


(2)  The Fund Complex currently consists of Transamerica IDEX, ATST and TIS.

(3)  Mr. Waechter did not become a Trustee until February 25, 2005.

(4)  Mr. Anderson did not become a Trustee until September, 2005.

(5)  Mr. Nielsen did not become a Trustee until May, 2006


During the fiscal year ended October 31, 2006, the TA IDEX funds paid $1,566,441 in Trustees' fees and expenses (including amounts accrued for Emeritus Plan). As of December 31, 2005, the Trustees and Officers held in the aggregate less than 1% of the outstanding shares of each of the TA IDEX funds.


                      SHAREHOLDER COMMUNICATION PROCEDURES
                             WITH BOARD OF TRUSTEES

The Board of Trustees of TA IDEX has adopted these procedures by which shareholders of a fund may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of TA IDEX ("Secretary"), as follows:

                    Board of Trustees
                    Transamerica IDEX Mutual Funds
                    c/o Secretary
                    570 Carillon Parkway
                    St. Petersburg, Florida 33716

Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the underlying portfolio of the fund to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Usually, with respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to the fund or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the fund, or (ii) is ministerial in nature (such as a request for fund literature, share data or financial information).

                          NET ASSET VALUE DETERMINATION


The price at which shares are purchased or redeemed is the net asset value per share ("NAV") that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.


WHEN SHARE PRICE IS DETERMINED


The NAV of the fund is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when the fund does not price its shares (therefore, the NAV of the fund holding foreign securities may change on days when the shareholders will not be able to buy or sell shares of the fund).



Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.



Orders for shares of the TA IDEX asset allocation funds that invest in Class I shares of the fund and corresponding orders for Class I shares of the fund are priced on the same day when orders for shares of the asset allocation funds are received. Consequently, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds before the close of business on the NYSE is deemed to constitute receipt of a proportional order for the corresponding Class I shares of the fund on the same day, so that both orders generally will receive that day's NAV.


HOW NAV IS DETERMINED


The NAV of the fund is calculated by taking the value of its assets, less liabilities, and dividing by the number or shares the fund (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by the investment company.



When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.



Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with the fund's valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.


                        DIVIDENDS AND OTHER DISTRIBUTIONS


The fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders annually.


                               PURCHASE OF SHARES


As stated in the prospectus, Class I shares of the TA IDEX funds in this SAI are currently only offered for investment to certain fund of funds of ATST: ATST Asset Allocation - Conservative Portfolio, ATST Asset Allocation - Growth Portfolio, ATST Asset Allocation - Moderate Growth Portfolio, ATST Asset Allocation - Moderate Portfolio and ATST International Moderate Growth Fund and the following TA IDEX fund of funds: TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Growth Portfolio, TA IDEX Asset Allocation
- Moderate Growth Portfolio, TA IDEX Asset Allocation - Moderate Portfolio, TA IDEX Multi-Manager International Fund and TA IDEX Multi-Manager Alternative Strategies Fund. Class I shares may be offered to other persons at any time in the future.


                              REDEMPTION OF SHARES


Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will ordinarily be made within three business days of the receipt of a valid redemption order. The value of shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the fund's net assets at the time of redemption.



Shares will normally be redeemed for cash, although the fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. TA IDEX has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities for purposes of calculating the fund's NAV, and such valuation will be made as of the same time the redemption price is determined. Upon any distributions in kind, shareholders may appeal the valuation of such securities by writing to TFS.


Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.

                                      TAXES


In order to qualify as a regulated investment company ("RIC"), the fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income.



The fund expects to qualify, for treatment as a RIC under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, the fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. With respect to the fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or foreign currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that, with respect to any one issuer, do not exceed 5% of the value of the fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and
(3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, in two or more issuers that the fund controls and which are engaged in the same or similar trades or businesses or of one or more qualified publicly traded partnerships. If the fund qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then the fund should have little or no income taxable to it under the Code. Shareholders of a RIC generally are required to include these distributions as ordinary income, to the extent the distributions are attributable to the RIC's investment income (except for qualifying dividends as discussed below), net short-term capital gain, and certain net realized foreign exchange gains, or as capital gains, to the extent of the RICs net capital gain (i.e., net long-term capital gains over net short-term capital losses). If the fund fails to qualify as a regulated investment company, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will constitute ordinary dividend income to the extent of the fund's available earnings and profits.



The fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts from prior periods. The fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.



Tax laws generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the fund are generally taxed to individual taxpayers:


- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder and the fund will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.


Upon the sale or other disposition of fund shares, or upon receipt of a distribution in complete liquidation of the fund, a shareholder usually will realize a capital gain or loss. This loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the sale or exchange of shares if the disposed of shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days. The 61-day time window begins 30 days before and ends 30 days after the date of the sale or exchange of such shares. Should a disposition fall within this 61 day window, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less will be treated as a long term capital loss, to the extent of any distributions of net capital gains deemed received by the shareholder, with respect to such shares.



Dividends and interest received by the fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. However, tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. In addition, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors and most U.S. tax conventions preclude the imposition of such taxes.



Passive Foreign Investment Companies -- The fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively, "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. If such a tax is imposed on the fund, the balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to the fund to the extent that the income is distributed to its shareholders. If the fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."



In addition, another election may be available that would involve "marking to market" the fund's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized as of such date although any such gains will be ordinary income rather than capital gain. If this election were made, tax at the fund level under the excess distribution rules would be eliminated, but the fund could incur nondeductible interest charges. The fund's intention to qualify annually as a regulated investment company may limit the fund's ability to make an election with respect to PFIC stock.



Generally, the hedging transactions undertaken by the fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the fund. In addition, losses realized by the fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to the fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a fund which is taxed as ordinary income when distributed to shareholders.



The fund may make one or more of the elections available under the Code which are applicable to straddles. If the fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.


Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to the fund that invests in the fund which did not engage in such hedging transactions.



Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The fund intends to account for such transactions in a manner deemed by it to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of the fund as a regulated investment company might be affected.



The requirements applicable to the fund's qualification as a regulated investment company may limit the extent to which the fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.


Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed at the rate of tax applicable to ordinary income.


Market Discount -- If the fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase amount is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the fund in each taxable year in which the fund owns an interest in such debt security and receives a principal payment on it. In particular, the fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary income (not capital gain) to the extent of the "accrued market discount", which will flow-through the fund and to shareholders when distributed.


Original Issue Discount -- Certain debt securities acquired by a fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Therefore, the amount of ordinary income the fund may have to distribute would increase.


Some debt securities may be purchased by the fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).


Constructive Sales -- These rules may affect timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a fund enters into certain transactions in property while holding substantially identical property, the fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the fund's holding period and the application of various loss deferral provisions of the Code.

Foreign Taxation -- Income received by a fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will ultimately reduce the amount of dividends and distributions paid to the fund's shareholders.

Foreign Currency Transactions -- Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time that a fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that the fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders as ordinary income which may increase the fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Backup Withholding -- A fund may be required to withhold U.S. Federal income tax at the rate of 28% of all amounts deemed to be distributed The 28% rate applies to shareholders receiving payments who:

a.   fail to provide a fund with their correct taxpayer identification number,

b.   fail to make required certifications or,

c. have been notified by the Internal Revenue Service that they are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld will be credited against a shareholder's U.S. Federal income tax liability. Corporate shareholders and certain other shareholders are exempt from such backup withholding


TAXATION OF NON-U.S. SHAREHOLDERS. Dividends from investment company taxable income attributable to the fund's taxable year beginning before January 1, 2005 or after December 31, 2007 and paid to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") may be subject to a 30% withholding tax unless the applicable tax rate is reduced by a treaty between the United States and the shareholder's country of residence. Dividends from investment company taxable income attributable to the fund's taxable year beginning after December 31, 2004 or before January 1, 2008 that are attributable to short-term capital gains or "qualified interest income" may not be subject to withholding tax, provided that the fund elects to follow certain procedures. The fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Withholding does not apply to a dividend paid to a foreign shareholder that is "effectively connected with the shareholder's conduct of a trade or business within the United States," in which case the withholding requirements applicable to domestic taxpayers apply.



The treatment of income dividends and capital gains distributions by the fund to shareholders under the various state income tax laws may not parallel that under the federal law. Qualification as a regulated investment company does not involve supervision of the fund's management or of its investment policies and practices by any governmental authority.


Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including their state and local tax liabilities. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

                             PRINCIPAL SHAREHOLDERS


The fund had not commenced operations prior to the date of this SAI, and there were no outstanding shares as of the date of this SAI.


                                  MISCELLANEOUS

ORGANIZATION


The fund is a series of Transamerica IDEX, a Delaware statutory trust that currently is governed by a Declaration of Trust ("Declaration of Trust") dated as of February 25, 2005.



On September 20, 1996 in a tax-free reorganization, TA IDEX Janus Growth (formerly IDEX II Growth Fund) acquired all of the assets and assumed all of the liabilities of IDEX Fund and IDEX Fund 3 in exchange for Class T shares of IDEX Janus Growth which were then distributed on a pro rata basis to the respective shareholders of IDEX Fund and IDEX Fund 3. Upon closing of the reorganization, IDEX II Series Fund changed its name to IDEX Series Fund. IDEX Series Fund became IDEX Mutual Funds effective March 1, 1999. Effective March 1, 2004, IDEX Mutual Funds changed its name to Transamerica IDEX Mutual Funds.

TA IDEX held a special meeting of shareholders on February 25, 2005 for the purposes of approving, among other things, reorganizing TA IDEX from a Massachusetts business trust to a Delaware statutory trust. The shareholders of TA IDEX approved this reorganization, funds that have been formed as part of the Delaware statutory trust and which are identical to the then-current funds, assumed the assets and liabilities of the then-current funds and the Delaware statutory trust assumed the registration statement of the Massachusetts business trust.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits Transamerica IDEX to issue an unlimited number of shares of beneficial interest. Shares of Transamerica IDEX are fully paid and nonassessable when issued. Shares of Transamerica IDEX have no preemptive, cumulative voting, conversion or subscription rights. Shares of Transamerica IDEX are fully transferable but Transamerica IDEX is not bound to recognize any transfer until it is recorded on the books.

The Declaration of Trust provides that each of the Trustees will continue in office until the termination of Transamerica IDEX or his earlier death, resignation, bankruptcy or removal. Vacancies may be filled by a majority of the remaining trustees, subject to certain limitations imposed by the 1940 Act. Transamerica IDEX will hold a shareholder meeting to elect the Board of Trustees at least once every five years. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, to terminate or reorganize Transamerica IDEX, to amend the Declaration of Trust, on whether to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Transamerica IDEX bylaws, or at the request of the Trustees.

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM


PricewaterhouseCoopers LLP located at 101 East Kennedy Boulevard, Suite 1500, Tampa, FL 33602-5147 serves as independent registered certified public accounting firm for Transamerica IDEX.


CODES OF ETHICS


Transamerica IDEX, TFAI, the sub-advisers and AFSG each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of Transamerica IDEX, TFAI, the sub-advisers and AFSG from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.


PROXY VOTING POLICIES AND PROCEDURES


As detailed in the Transamerica IDEX Proxy Voting Policies and Procedures below, Transamerica IDEX uses the proxy voting policies and procedures of the adviser and/or sub-advisers to determine how to vote proxies relating to securities held by the Transamerica IDEX funds. The proxy voting policies and procedures of TFAI and the sub-adviser are attached hereto as Appendix B.



Transamerica IDEX files SEC Form N-PX, with the complete proxy voting records of the fund for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from Transamerica IDEX, upon request by calling 1-888-233-4339; and (2) on the SEC's website at www.sec.gov.


TRANSAMERICA IDEX PROXY VOTING POLICIES AND PROCEDURES - ADOPTED EFFECTIVE JUNE 10, 2003.

I. STATEMENT OF PRINCIPLE


Transamerica IDEX seeks to assure that proxies received by the fund are voted in the best interests of the fund's stockholders and have accordingly adopted these procedures.


II. DELEGATION OF PROXY VOTING/ADOPTION OF ADVISER AND SUB-ADVISER POLICIES


The fund delegates the authority to vote proxies related to portfolio securities to Transamerica Fund Advisors, Inc. (the "Adviser"), as investment adviser to Transamerica IDEX, which in turn delegates proxy voting authority for most portfolios of Transamerica IDEX to the sub-adviser retained to provide day-to-day portfolio management for that fund. The Board of Trustees of Transamerica IDEX adopts the proxy voting policies and procedures of the adviser and sub-advisers as the proxy voting policies and procedures that will be used by each of these respective entities when exercising voting authority on behalf of Transamerica IDEX.

III. PROXY COMMITTEE


The Board of Trustees of Transamerica IDEX has appointed a committee of the Board (the "Proxy Committee") for the purpose of providing the fund's consent to vote in matters where the adviser or sub-adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons. The Proxy Committee also may review the adviser's and the sub-adviser's proxy voting policies and procedures in lieu of submission of the policies and procedures to the entire Board for approval.


IV. ANNUAL REVIEW OF PROXY VOTING POLICIES OF ADVISER AND SUB-ADVISERS

The Board of Trustees of Transamerica IDEX or the Proxy Committee of Transamerica IDEX will review on an annual basis the proxy voting policies of the adviser and sub-advisers applicable to Transamerica IDEX.

                             PERFORMANCE INFORMATION

Average Annual Total Return Quotation

Quotations of average annual total return for a particular class of shares of a fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the fund over periods of 1, 5, and 10 years. These are the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:

                                P(1 + T)(n) = ERV

Where:

P    = a hypothetical initial payment of $1,000,

T    = the average annual total return,

n    = the number of years, and

ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Average Annual Total Return (After Taxes on Distributions) Quotation


The fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a fund over periods of 1, 5 and 10 years (up to the life of the fund), calculated pursuant to the following formula which is prescribed by the SEC:


                              P(1 + T)(n) = ATV(D)

Where:

P      = a hypothetical initial payment of $1,000,

T      = the average annual total return (after taxes on distributions),

n      = the number of years, and

ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, a fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the fund from the beginning date of the measuring period. These figures reflect changes in the price of the fund's shares and assume that any income dividends and/or capital gains distributions made by the fund during the period were reinvested in shares of the fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation


The fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a fund over periods of 1, 5 and 10 years (up to the life of the fund), calculated pursuant to the following formula which is prescribed by the SEC:


                              P(1 + T)(n) = ATV(DR)

Where:

P       = a hypothetical initial payment of $1,000,

T       = the average annual total return (after taxes on distributions and redemptions),

n       = the number of years, and

ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemptions.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, a fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the fund from the beginning date of the measuring period. These figures reflect changes in the price of the fund's shares and assume that any income dividends and/or capital gains distributions made by the fund during the period were reinvested in shares of the fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the fund's operations, or on a year-by-year basis).




                              FINANCIAL STATEMENTS


As the fund has not yet commenced operations as of the date of this SAI, there are no financial statements to include in this SAI.

                                   APPENDIX A

                          PORTFOLIO MANAGER INFORMATION










TA IDEX THIRD AVENUE VALUE

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS


As of September 30, 2006, Curtis Jensen, co-portfolio manager of the Fund, also managed 5 registered investment accounts with assets of approximately $5,346 million, and 4 other accounts with assets of at least $1 million (the few accounts are managed by Mr. Jensen in a personal capacity and he receives no advisory fee for those accounts). None of these have an advisory fee based on the performance of the account.



As of September 30, 2006, Ian Lapey, co-portfolio manager of the Fund, also managed 7 registered investment accounts with assets of approximately $3,021 million, 4 pooled accounts with assets of approximately $85 million, and 0 other accounts. One of these has an advisory fee based on the performance of the account.


CONFLICTS OF INTEREST


As of December 31, 2005, the Sub-Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Sub-Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Sub-Adviser furnishes investment management and advisory services to numerous clients in addition to the Fund, and the Sub-Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are private partnerships or have performance or higher fees paid to the Sub-Adviser, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Fund. In addition, the Sub-Adviser, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale the Sub-Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action which the Sub-Adviser, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, the Sub-Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Sub-Adviser's (or its affiliates') officers, directors, or employees are directors or officers, or companies as to which the Sub-Adviser or any of its affiliates or the officers, managers, board members and employees of any of them has any substantial economic interest or possesses material non-public information. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account or when a sale in one account lowers the sale price received in a sale by a second account. Circumstances may arise under which the Sub-Adviser determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, the Sub-Adviser will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for the Fund, the Sub-Adviser may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Fund with the average price.






COMPENSATION



As of December 31, 2005, each portfolio manager receives a fixed base salary and a cash bonus, payable each year. A portion of the bonus is deferred, pursuant to a deferred compensation plan of the Sub-Adviser. The bonus is determined in the discretion of senior management of the Sub-Adviser, and is based on a qualitative analysis of several factors, including the profitability of the Sub-Adviser and the contribution of the individual employee.

OWNERSHIP OF SECURITIES






As of September 30, 2006, neither portfolio manager beneficially owned any equity securities in the Fund.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

TRANSAMERICA FUND ADVISORS, INC.

PROXY VOTING POLICIES AND PROCEDURES ("TFAI PROXY POLICY")

PURPOSE. The TFAI Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and TFAI's fiduciary and other duties to its clients. The purpose of the TFAI Proxy Policy is to ensure that where TFAI exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TFAI clients exercise voting authority with respect to TFAI client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TFAI client.

TFAI'S ADVISORY ACTIVITIES. TFAI acts as investment adviser to Transamerica IDEX Mutual Funds, Transamerica Income Shares, Inc., Transamerica Index Funds, Inc. and AEGON/Transamerica Series Fund, Inc. (collectively, the "Funds"). For most of the investment portfolios comprising the Funds, TFAI has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TFAI and each sub-adviser (each, a "Sub-Adviser" and collectively, the "Sub-Advisers") and approved by the Board of Trustees/Directors/Managers of the client Fund (the "Board"). TFAI serves as a "manager of managers" with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).


SUMMARY OF THE TFAI PROXY POLICY. TFAI delegates the responsibility to exercise voting authority with respect to securities held in the fund's portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TFAI will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TFAI is called upon to exercise voting authority with respect to client securities, TFAI generally will vote in accordance with the recommendation of Institutional Shareholder Services, Inc. ("ISS") or another qualified independent third party, except that if TFAI believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TFAI will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.


DELEGATION OF PROXY VOTING AUTHORITY TO SUB-ADVISERS. TFAI delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser's proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a "Sub-Adviser Proxy Policy" and collectively, the "Sub-Adviser Proxy Policies").

ADMINISTRATION, REVIEW AND SUBMISSION TO BOARD OF SUB-ADVISER PROXY POLICIES - APPOINTMENT OF PROXY ADMINISTRATOR. TFAI will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the "Proxy Administrator").

INITIAL REVIEW. On or before July 1, 2003, the Proxy Administrator will collect from each Sub-Adviser:

-    its Sub-Adviser Proxy Policy;

- a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser's interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and

- a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client fund's registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

- The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TFAI making a recommendation to the Board. In conducting its review, TFAI recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator's review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:

          - whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;

          - whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and

          - whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).

- The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

- TFAI will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator's review of the Sub-Adviser Proxy Policy provided for in
     Section V.B.2.

- TFAI will follow the same procedure in connection with the engagement of any new Sub-Adviser.

-    Subsequent Review

- TFAI will request that each Sub-Adviser provide TFAI with prompt notice of any material change in its Sub-Adviser Proxy Policy. TFAI will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TFAI will request that each Sub-Adviser provide TFAI with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TFAI and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.

RECORD OF PROXY VOTES EXERCISED BY SUB-ADVISER. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to each Fund. If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

TFAI EXERCISE OF PROXY VOTING AUTHORITY - USE OF INDEPENDENT THIRD PARTY. If TFAI is called upon to exercise voting authority on behalf of a Fund client, TFAI will vote in accordance with the recommendations of ISS or another qualified independent third party (the "Independent Third Party"), provided that TFAI agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.

CONFLICT WITH VIEW OF INDEPENDENT THIRD PARTY. If, in its review of the Independent Third Party recommendation, TFAI believes that the recommendation is not in the best interests of the Fund client, TFAI will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TFAI or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TFAI's proposed vote.

ASSET ALLOCATION PORTFOLIOS. For any asset allocation portfolio managed by TFAI and operated, in whole or in part, as a "fund of funds", TFAI will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TFAI will seek Board (or Committee) consent with respect to TFAI's proposed vote in accordance with the provisions of
Section VI.B.

CONFLICTS OF INTEREST BETWEEN TFAI OR ITS AFFILIATES AND THE FUNDS. The TFAI Proxy Voting Policy addresses material conflicts that may arise between TFAI or its affiliates and the Funds by, in every case where TFAI exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

RECORDKEEPING - RECORDS GENERALLY MAINTAINED. In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TFAI to maintain the following records:

-    the TFAI Proxy Voting Policy; and

-    records of Fund client requests for TFAI proxy voting information.

RECORDS FOR TFAI EXERCISE OF PROXY VOTING AUTHORITY. In accordance with Rule 204-2(c)(2) under the Advisers Act, if TFAI exercises proxy voting authority pursuant to Section VI above, TFAI, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

- proxy statements received regarding matters it has voted on behalf of Fund clients;

-    records of votes cast by TFAI; and

- copies of any documents created by TFAI that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

RECORDS PERTAINING TO SUB-ADVISER PROXY POLICIES. The Proxy Administrator will cause TFAI and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:

-    each Sub-Adviser Proxy Policy; and

-    the materials delineated in Article V above.

If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

TIME PERIODS FOR RECORD RETENTION. All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TFAI.

PROVISION OF TFAI PROXY POLICY TO FUND CLIENTS. The Proxy Administrator will provide each fund's Board (or a Board Committee) a copy of the TFAI Proxy Policy at least once each calendar year.

Third Avenue Management LLC

THIRD AVENUE MANAGEMENT LLC ("TAM") - SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

This summary describes TAM's policy and procedures for voting securities held in its investment advisory accounts. If you wish to receive a copy of the full policy and procedures or information on how proxies were voted in your account, please contact your account representative.

In general, TAM is responsible for voting securities held in its investment advisory accounts. However, in certain cases, in accordance with the agreement governing the account, the client may expressly retain the authority to vote proxies or delegate voting authority to a third party. In such cases, the policy and procedures below would not apply and TAM would advise the client to instruct its custodian where to forward solicitation materials.

POLICY GUIDELINES

TAM has developed detailed policy guidelines on voting commonly presented proxy issues, which are subject to ongoing review. The guidelines are subject to exceptions on a case-by-case basis, as discussed below. On issues not specifically addressed by the guidelines, TAM would analyze how the proposal may affect the value of the securities held by the affected clients and vote in accordance with what it believes to be the best interests of such clients.

Abstention From Voting

TAM will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to investment advisory clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, TAM may be restricted from voting proxies of a given issuer during certain periods if it has made certain regulatory filings with respect to that issuer.

PROCEDURES

TAM's Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held in mutual funds for which TAM serves as adviser or sub-adviser(1) and the Operations Department is responsible for processing proxies on securities held in all other investment advisory accounts for which TAM has voting responsibility(1).

Sole Voting Responsibility

The Operations and Accounting Departments forward proxy and other solicitation materials received to the General Counsel or his designee who shall present the proxies to TAM's Proxy Voting Committee. The Proxy Voting Committee, consisting of senior portfolio managers designated by TAM's President, determines how the proxies shall be voted applying TAM's policy guidelines. TAM's General Counsel or his designee attends Proxy Voting Committee meetings to field any potential conflict issues and document voting determinations. The Proxy Voting Committee may seek the input of TAM's Co-Chief Investment Officers or other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines shall be fully documented in writing. TAM's General Counsel instructs the Operations and Accounting Departments to vote the proxies in accordance with determinations reached under the process described above. The Operations and Accounting Departments vote the proxies by an appropriate method in accordance with instructions received.

Shared Voting Responsibility

TAM may share voting responsibility with a client who has retained the right to veto TAM's voting decisions. Under such circumstances, the Operations Department would provide a copy of the proxy material to the client reserving this right, along with TAM's determination of how it plans vote the proxy, unless instructed otherwise by the client prior to the relevant deadline.

Conflicts of Interest

Should any portfolio manager, research analyst, member of senior management or anyone else at TAM who may have direct or indirect influence on proxy voting decisions become aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest, that person shall bring the issue to TAM's General Counsel. TAM's General Counsel shall analyze each potential or actual conflict presented to determine materiality and shall document each situation and its resolution. When presented with an actual or potential conflict in voting a proxy, TAM's General

Counsel shall address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that TAM votes in accordance with a predetermined policy, (3) following the published voting policy of Institutional Shareholder Services, (4) engaging an independent third party professional to vote the proxy or advise TAM how to vote or (5) presenting the conflict to one or more of the clients involved and obtaining direction on how to vote.

Recordkeeping

TAM shall maintain required records relating to votes cast, client requests for information and TAM's proxy voting policies and procedures in accordance with applicable law.

(1) Advisers of certain mutual funds sub-advised by TAM have retained their own authority to vote proxies.

                         TRANSAMERICA IDEX MUTUAL FUNDS

                                OTHER INFORMATION
                                     PART C

ITEM 23 EXHIBITS

List all exhibits filed as part of the Registration Statement.

     (a)  Declaration of Trust (25)

     (b)  Bylaws (25)

     (c)  Not Applicable

     (d)  (1)  Investment Advisory Agreements

               (aa) TA IDEX Transamerica Flexible Income (19)

               (bb) TA IDEX Jennison Growth (28)

               (cc) TA IDEX Transamerica Value Balanced (13)

               (dd) TA IDEX Transamerica High-Yield Bond (28)

               (ee) TA IDEX T. Rowe Price Tax-Efficient Growth, TA IDEX Legg
                    Mason Partners All Cap (formerly TA IDEX Salomon All Cap) and TA IDEX T. Rowe Price Small Cap (filed herewith)

               (ff) TA IDEX Transamerica Growth Opportunities and TA IDEX
                    Transamerica Equity (filed herewith)

               (gg) TA IDEX Transamerica Science & Technology (formerly TA IDEX
                    Great Companies- Technology(SM)) (filed herewith)

               (hh) TA IDEX Templeton Transamerica Global (formerly TA IDEX
                    Templeton Great Companies Global) (filed herewith)

               (ii) TA IDEX MFS International Equity (formerly, TA IDEX American
                    Century International) and TA IDEX American Century Large Company Value (29)

               (jj) TA IDEX Transamerica Money Market, TA IDEX Transamerica
                    Convertible Securities, TA IDEX PIMCO Total Return, TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Moderate Portfolio, TA IDEX Asset Allocation - Growth Portfolio, TA IDEX Asset Allocation - Moderate Growth Portfolio, TA IDEX Multi-Manager International Fund and TA IDEX Evergreen Health Care (formerly TA IDEX T. Rowe Price Health Sciences) (28)

               (kk) TA IDEX Marsico Growth (15)

               (ll) TA IDEX Clarion Global Real Estate Securities and TA IDEX
                    PIMCO Real Return TIPS (28)

               (mm) TA IDEX Transamerica Small/Mid Cap Value (19)

               (nn) TA IDEX Transamerica Balanced (22)

               (oo) TA IDEX J.P. Morgan Mid Cap Value, TA IDEX Marsico
                    International Growth, TA IDEX BlackRock Large Cap Value (formerly TA IDEX Mercury Large Cap Value), TA IDEX T. Rowe Price Equity Income, TA IDEX Transamerica Short-Term Bond, TA IDEX UBS Large Cap Value, TA IDEX Van Kampen Emerging Markets Debt, TA IDEX Van Kampen Small Company Growth, TA IDEX Evergreen International Small Cap (filed herewith)

               (pp) TA IDEX Protected Principal Stock (13)

               (qq) TA IDEX AllianceBernstein International Value, TA IDEX
                    Neuberger Berman International, TA IDEX Oppenheimer Developing Markets, TA IDEX JPMorgan International Bond, TA IDEX Federated Market Opportunity, and TA IDEX BlackRock Global Allocation (formerly TA IDEX Mercury Global Allocation) (filed herewith)

               (rr) TA IDEX Van Kampen Mid-Cap Growth (27)

               (ss) TA IDEX Legg Mason Partners Investors Value (formerly TA
                    IDEX Salomon Investors Value) (filed herewith)

               (tt) TA IDEX Bjurman, Barry Micro Emerging Growth (29)

               (uu) TA IDEX Oppenheimer Small- & Mid-Cap Value (29)

               (vv) TA IDEX Loomis Sayles Bond, TA IDEX Mellon Market Neutral
                    Strategy, TA IDEX BlackRock Natural Resources, TA IDEX UBS Dynamic Alpha and TA IDEX Multi-Manager Alternative Strategies Fund (filed herewith)

          (2)  Sub-Advisory Agreements

               (aa) TA IDEX Transamerica Flexible Income (19)

               (bb) TA IDEX Transamerica Value Balanced (13)

               (cc) TA IDEX Transamerica High-Yield Bond (28)

               (dd) TA IDEX T. Rowe Price Tax-Efficient Growth and TA IDEX T.
                    Rowe Price Small Cap (4)

               (ee) TA IDEX Legg Mason Partners All Cap (formerly TA IDEX
                    Salomon All Cap) (filed herewith)

               (ff) TA IDEX Transamerica Growth Opportunities and TA IDEX
                    Transamerica Equity (filed herewith)

               (gg) TA IDEX Transamerica Science & Technology (formerly TA IDEX
                    Great Companies - Technology(SM)) (filed herewith)

               (hh) TA IDEX Templeton Transamerica Global (formerly TA IDEX
                    Templeton Great Companies Global) (filed herewith)

               (ii) TA IDEX American Century Large Company Value (9)

               (jj) TA IDEX Jennison Growth (28)

               (kk) TA IDEX Transamerica Convertible Securities and TA IDEX
                    Transamerica Money Market (12)

               (ll) TA IDEX PIMCO Total Return (12)

               (mm) TA IDEX Evergreen Health Care (formerly, TA IDEX T. Rowe
                    Price Health Sciences) (28)

               (nn) TA IDEX Legg Mason Partners Investors Value (formerly TA
                    IDEX Salomon Investors Value) (filed herewith)

               (oo) TA IDEX Marsico Growth (17)

               (pp) TA IDEX Clarion Global Real Estate Securities (28)

               (qq) TA IDEX PIMCO Real Return TIPS (16)

               (rr) TA IDEX Transamerica Small/Mid Cap Value (19)

               (ss) TA IDEX Transamerica Balanced (22)

               (tt) TA IDEX Evergreen International Small Cap (23)

               (uu) TA IDEX J.P. Morgan Mid Cap Value (23)

               (vv) TA IDEX Marsico International Growth (23)

               (ww) TA IDEX BlackRock Large Cap Value (formerly TA IDEX Mercury
                    Large Cap Value) and TA IDEX BlackRock Global Allocation (formerly TA IDEX Mercury Global Allocation) (filed herewith)

               (xx) TA IDEX Transamerica Short-Term Bond (23)

               (yy) TA IDEX UBS Large Cap Value (28)

               (zz) TA IDEX Van Kampen Emerging Markets Debt and TA IDEX Van
                    Kampen Small Company Growth (27)

               (aaa) TA IDEX Protected Principal Stock (28)

               (bbb) TA IDEX AllianceBernstein International Value (28)

               (ccc) TA IDEX Neuberger Berman International (26)

               (ddd) TA IDEX Oppenheimer Developing Markets (26)

               (eee) TA IDEX JPMorgan International Bond (26)

               (fff) TA IDEX Federated Market Opportunity (26)

               (ggg) TA IDEX Van Kampen Mid-Cap Growth (27)

               (hhh) TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX
                    Asset Allocation - Moderate Portfolio, TA IDEX Asset Allocation - Growth Portfolio, TA IDEX Asset Allocation - Moderate Growth Portfolio, TA IDEX Multi-Manager International Fund and TA IDEX Multi-Manager Alternative Strategies Fund - Morningstar Asset Allocation Management Agreement Amendment (filed herewith)

               (iii) TA IDEX Oppenheimer Small- & Mid-Cap Value (29)

               (jjj) TA IDEX Bjurman, Barry Micro Emerging Growth Equity (29)

               (kkk) TA IDEX MFS International Equity (formerly, TA IDEX
                    American Century International) (29)

               (lll) TA IDEX Loomis Sayles Bond (filed herewith)

               (mmm) TA IDEX Mellon Market Neutral Strategy (filed herewith)

               (nnn) TA IDEX BlackRock Natural Resources (filed herewith)

               (ooo) TA IDEX Third Avenue Value (Form of filed herewith)

               (ppp) TA IDEX UBS Dynamic Alpha (filed herewith)

     (e)       (1)  Underwriting Agreement (Schedule I) (filed herewith)

               (2)  Dealer's Sales Agreement (15)

               (3)  Service Agreement (5)

               (4)  Wholesaler's Agreement (3)

     (f)  Trustees Deferred Compensation Plan (2)

     (g)  Custody Agreement (14)

     (h)       (1)  (a)  Transfer Agency Agreement (1)

                    (b)  Amendment to Transfer Agency Agreement (24)

               (2)  (a) Administrative Services Agreement (14)

                    (b)  Amendment to Administrative Services Agreement (24)

               (3)  Expense Limitation Agreement (filed herewith)

               (4)  Consulting Agreement (19)

     (i)  Opinion of Counsel (filed herewith)


     (j)  N/A


     (k) Financial Statements - AEGON/Transamerica Fund Services, Inc. (now known as Transamerica Fund Advisors, Inc.) (28)

     (l)  Investment Letter from Sole Shareholder (2)

     (m) (1) Plan of Distribution under Rule 12b-1 - Class A/B/C Shares (amendment) (all funds) (filed herewith)

          (2)  Plan of Distribution under Rule 12b-1 - Class C Shares
               (amendment)





               (aa) TA IDEX Transamerica Value Balanced (5)



               (bb) TA IDEX Transamerica Balanced (5)



               (cc) TA IDEX Transamerica Flexible Income (19)



               (dd) TA IDEX Transamerica High-Yield Bond (5)



               (ee) TA IDEX Marsico Growth (5)



               (ff) TA IDEX T. Rowe Price Tax-Efficient Growth (5)






               (gg) TA IDEX T. Rowe Price Small Cap (5)



               (hh) TA IDEX Jennison Growth (3)






               (ii) TA IDEX Transamerica Growth Opportunities and TA IDEX
                    Transamerica Equity (6)



               (jj) TA IDEX American Century Large Company Value (9)



               (kk) TA IDEX Transamerica Convertible Securities, TA IDEX
                    Transamerica Money Market, TA IDEX PIMCO Total Return, TA IDEX Evergreen Health Care (formerly, TA IDEX T. Rowe Price Health Sciences) (12)



               (ll) TA IDEX Transamerica Small/Mid Cap Value (19)



               (mm) TA IDEX Protected Principal Stock (13)

          (3) Plan of Distribution under Rule 12b-1 - Class M Shares (TA IDEX Protected Principal Stock) (26)

     (n)  Amended and Restated Plan for Multiple Classes of Shares (31)

     (o)  Reserved

     (p)  Code of Ethics

          (1)  Transamerica IDEX Mutual Funds (28)

          (2)  Transamerica Fund Advisors, Inc. (28)

          SUB-ADVISERS

          (3)  AEGON USA Investment Management, LLC (28)

          (4)  Federated Equity Management Company of Pennsylvania (28)

          (5)  Janus Capital Management, LLC (28)


          (6) ClearBridge Advisors, LLC (formerly, Salomon Brothers Asset Management Inc) (28)


          (7)  Transamerica Investment Management, LLC (28)

          (8)  T. Rowe Price Associates, Inc. (28)

          (9)  Great Companies, L.L.C. (28)

          (10) Jennison Associates LLC (28)

          (11) American Century Investment Management, Inc. (28)

          (12) Pacific Investment Management Company LLC (28)

          (13) Columbia Management Advisors, LLC (formerly, Banc of America Capital Management, LLC) (28)

          (14) ING Clarion Real Estate Securities (28)

          (15) Templeton Investment Counsel, LLC (28)

          (16) Evergreen Investment Management Company, LLC (28)

          (17) J.P. Morgan Investment Management Inc. (28)

          (18) Fund Asset Management, L.P., dba Mercury Advisors (28)

          (19  UBS Global Asset Management (Americas) Inc. (28)

          (20) Morgan Stanley Investment Management Inc. (28)

          (21) Gateway Investment Advisers, Inc. (28)

          (22) American Century Global Investment, Inc. (28)

          (23) Alliance Capital Management LP (28)

          (24) Neuberger Berman Management (26) LP (28)

          (25) Oppenheimer Funds, Inc. LP (28)

          (26) Morningstar Associates, LLC (28)

          (27) Bjurman, Barry & Associates (29)

          (28) Loomis, Sayles & Company, L.P. (30)

          (29) BlackRock Investment Management, LLC (30)

          (30) Franklin Portfolio Associates, LLC (filed herewith)

          (31) Third Avenue Management LLC (30)


          (32) MFS Investment Management (32)


     (q)  Powers of Attorney (30)

All exhibits filed previously are herein incorporated by reference

(1) Filed previously with Post-Effective Amendment No. 20 to Registration Statement filed on November 16, 1995 (File No. 33-2659).

(2) Filed previously with Post-Effective Amendment No. 24 to Registration Statement filed on November 15, 1996 (File No. 33-2659).

(3) Filed previously with Post-Effective Amendment No. 25 to Registration Statement filed on January 31, 1997 (File No. 33-2659).

(4) Filed previously with Post-Effective Amendment No. 29 to Registration Statement filed on December 15, 1998 (File No. 33-2659).

(5) Filed previously with Post-Effective Amendment No. 31 to Registration Statement filed on September 2, 1999

     (File No. 33-2659).

(6) Filed previously with Post-Effective Amendment No. 33 to Registration Statement filed on December 17, 1999 (File No. 33-2659).

(7) Filed previously with Post-Effective Amendment No. 35 to Registration Statement filed on March 31, 2000 (File No. 33-2659).

(8) Filed previously with Post-Effective Amendment No. 37 to Registration Statement filed on June 16, 2000 (File No. 33-2659).

(9) Filed previously with Post-Effective Amendment No. 41 to Registration Statement on December 15, 2000 (File No. 33-2659).

(10) Filed previously with American Century [California] Tax Free & Municipal Funds Post-Effective Amendment No. 30 to the Registration Statement filed on December 29, 2000, and incorporated herein by reference (File No. 002-82734).

(11) Filed previously with Post-Effective Amendment No. 42 to Registration Statement on March 1, 2001 (File No. 33-2659).

(12) Filed previously with Post-Effective Amendment No. 43 to Registration Statement on December 17, 2001 (File No. 33-2659).

(13) Filed previously with Post-Effective Amendment No. 47 to Registration Statement on March 29, 2002 (File No. 33-2659).

(14) Filed previously with Post-Effective Amendment No. 49 to Registration Statement on September 12, 2002 (File No. 33-2659).

(15) Filed previously with Post-Effective Amendment No. 50 to Registration Statement on November 12, 2002 (File No. 33-2659).

(16) Filed previously with Post-Effective Amendment No. 51 to Registration Statement on December 13, 2002 (File No. 33-2659).

(17) Filed previously with Post-Effective Amendment No. 52 to Registration Statement on February 28, 2003 (File No. 33-2659).

(18) Filed previously with Post-Effective Amendment No. 54 to Registration Statement on December 31, 2003 (File No. 33-2659).

(19) Filed previously with Post-Effective Amendment No. 56 to Registration Statement on March 1, 2004 (File No. 33-2659).

(20) Filed previously with AEGON/Transamerica Series Fund, Inc. Post-Effective Amendment No. 50 to Registration Statement on April 30, 2002, and incorporated herein by reference (File No. 811-4419).

(21) Filed previously with AEGON/Transamerica Series Fund, Inc. Post-Effective Amendment No. 56 to Registration Statement on February 28, 2003, and incorporated herein by reference (File No. 811-4419).

(22) Filed previously with Post-Effective Amendment No. 61 to Registration Statement on October 1, 2004 (File No. 33-2659).

(23) Filed previously with Post-Effective Amendment No. 63 to Registration Statement on November 2, 2004 (File No. 33-2659).

(24) Filed previously with Post-Effective Amendment No. 67 to Registration Statement on February 25, 2005 (File No. 33-2659).

(25) Filed previously with Post-Effective Amendment No. 69 to Registration Statement on May 27, 2005 (File No. 33-2659).

(26) Filed previously with Post-Effective Amendment No. 72 to Registration Statement on November 7, 2005 (File No. 33-2659).

(27) Filed previously with Post-Effective Amendment No. 75 to Registration Statement on December 30, 2005 (File No. 33-2659).

(28) Filed previously with Post-Effective Amendment No. 77 to Registration Statement on March 1, 2006 (File No. 33-2659).

(29) Filed previously with Post-Effective Amendment No. 79 to Registration Statement on August 1, 2006 (File No. 33-2659).

(30) Filed previously with Post-Effective Amendment No. 81 to Registration Statement on October 13, 2006 (File No. 33-2659).

(31) Filed previously with Post-Effective Amendment No. 82 to Registration Statement on October 26, 2006 (File No. 33-2659).


(32) Filed previously with AEGON/Transamerica Series Trust Post-Effective Amendment No. 66 to Registration Statement on April 28, 2006 and incorporated herein by reference (File No. 811-4419).



ITEM 24 PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     To the knowledge of the Registrant, neither the Registrant nor any Series thereof is controlled by or under common control with any other person. The Registrant has no subsidiaries.

ITEM 25 INDEMNIFICATION

     Provisions relating to indemnification of the Registrant's Trustees and employees are included in Registrant's Restatement of Declaration of Trust and Bylaws which are incorporated herein by reference.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26 BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

Transamerica Fund Advisors, Inc. ("TFAI") is principally engaged in offering investment advisory services. The only businesses, professions, vocations or employments of a substantial nature of John K. Carter, Christopher A. Staples and Dennis P. Gallagher, directors of TFAI, are described in the Statement of Additional Information under the section entitled "Management of the Fund." Additionally, the following describes the principal occupations of other persons who serve as executive officers of TFAI: Carol A. Sterlacci, Senior Vice President and Treasurer of Transamerica Fund Services, Inc. and other related entities.

                                      * * *


     Jennison Associates, LLC ("Jennison"), the sub-adviser to TA IDEX Jennison Growth, is a direct wholly-owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a direct, wholly-owned subsidiary of Prudential Financial Inc. Jennison provides investment supervisory services to its clients, which are comprised primarily of qualified and non-qualified plans, foundations, endowments, mutual funds, private investment companies and other institutional clients.



     The business and other connections of Jennison Associates LLC's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is 466 Lexington Avenue, New York, New York 10017.



NAME AND ADDRESS                                PRINCIPAL OCCUPATION
----------------                                --------------------
Dennis M. Kass                     Director, Chairman and Chief Executive
                                   Officer, Jennison. Chairman and Manager,
                                   Quantitative Management Associates LLC
                                   ("QM"). Director and Vice President,
                                   Prudential Investment Management, Inc.
                                   ("PIM"). Signatory Second Vice President, The
                                   Prudential Insurance Company of America
                                   ("PICA").

Spiros Segalas                     Director, President and Chief Investment
                                   Officer, Jennison.

Mehdi A. Mahmud                    Director, Vice Chairman, Executive Vice
                                   President and Chief Operating Officer,
                                   Jennison.

Timothy Knierim                    Director, Jennison. Assistant Secretary, PIM
Gateway Center Three, 15th Floor   Warehouse, Inc. ("PIMW"). Secretary and Vice
100 Mulberry Street                President, Residential Information Services,
Newark, New Jersey 07102           Inc. Vice President, PIM. Manager, QM.

NAME AND ADDRESS                                PRINCIPAL OCCUPATION
----------------                                --------------------
Bernard B. Winograd                Director, Jennison. Director, Chief Executive
Gateway Center Three, 15th Floor   Officer and President, PIM. Director and Vice
100 Mulberry Street                President, Prudential Asset Management
Newark, New Jersey 07102           Holding Company. Director and Chairman, PIMW.
                                   Director and Chairman, PIC Holdings Limited.
                                   Executive Vice President, Prudential
                                   Investment Management Services LLC. Director
                                   and President, PIM Investments, Inc.
                                   President, PIM Foreign Investments, Inc.
                                   Manager, QM.

Ronald K. Andrews                  Director, Jennison. Senior Vice President,
Gateway Center Three, 15th Floor   Prudential Investments LLC. Senior Vice
100 Mulberry Street                President, American Skandia Advisory
Newark, New Jersey 07102           Services, Inc. Manager, QM.

Mirry M. Hwang                     Secretary, Vice President and Corporate
                                   Counsel, Jennison.

Joseph M. Carrabes                 Executive Vice President, Jennison.
1000 Winter Street, Suite 4900
Waltham, Massachusetts 02451

Kenneth Moore                      Treasurer, Executive Vice President and Chief
                                   Financial Officer, Jennison. Chief Financial
                                   Officer, Manager and Vice President, QM. Vice
                                   President, PIM. Director, Prudential Trust
                                   Company ("PTC"). Signatory Second Vice
                                   President, PICA.

Stuart S. Parker                   Executive Vice President, Jennison. Vice
                                   President, QM.

Leslie S. Rolison                  Senior Vice President, Jennison. Vice
                                   President, QM.



                                      * * *



     ClearBridge Advisors, LLC ("ClearBridge"), 399 Park Avenue, New York, New York, 10022, serves as sub-adviser to TA IDEX Legg Mason Partners All Cap and TA IDEX Legg Mason Partners Investors Value. The directors and officers are as follows: Terrence James Murphy is Chief Administrative Officer; Brian Scott Posner is President, Chief Executive Officer and Co-Chief Investment Officer, Harry David Cohen is Co-Chief Investment Officer; Barbara Brooke Manning is Chief Compliance Officer; Timothy Charles Scheve, Mark Raymond Fetting and Peter Lanning Bain are Directors.



                                      * * *



     Transamerica Investment Management, LLC, ("TIM") 11111 Santa Monica Blvd., Suite 820, Los Angeles, California 90025, serves as sub-adviser to TA IDEX Transamerica Growth Opportunities, TA IDEX Transamerica Small/Mid Cap Value, TA IDEX Transamerica Flexible Income, TA IDEX Transamerica Balanced, TA IDEX Transamerica Equity, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Value Balanced, TA IDEX Transamerica Short-Term Bond, TA IDEX Transamerica Money Market, TA IDEX Templeton Transamerica Global and TA IDEX Transamerica Science & Technology. The officers are Gary U. Rolle, Principal, Managing Director, Chief Investment Officer, Board Member; John C. Riazzi, Principal, Managing Director, Chief Executive Officer, Board Member; Michelle E. Stevens, Principal, Managing Director; Heidi Y. Hu, Principal, Managing Director; David W. Lubchenco, Principal, Managing Director; Bradley C. Slocum, Principal, Managing Director; Larry N. Norman, Board Member; Paula G. Nelson, Board Member, Geoffrey I. Edelstein, Principal, Managing Director, Board Member; Gregory S. Weirick, Principal, Managing Director; Emme Devonish, Vice President, Chief Compliance Officer; Steve Rack, Vice President - Technology; and Travis S. Weimer, Controller.



                                      * * *



     Templeton Investment Counsel, LLC ("Templeton"), 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394, serves as co-sub-adviser to TA IDEX Templeton Transamerica Global. The executive officers of Templeton are as follows: Donald F. Reed, CEO; Gary P. Motyl, President; Gregory E. McGowan, Executive Vice President; Tracy A. Harrington, Sr. Vice President - Institutional Marketing Support; Charles R. Hutchens, Sr. Vice

President & Director Client Services; Peter A. Nori, Executive Vice President & Portfolio Manager - Research Analyst; Cindy L. Sweeting, Executive Vice President & Director of Research; Edgerton T. Scott, Sr. Vice President; Antonio Docal, Sr. Vice President; Michael J. Corcoran, Vice President & Controller; Timothy S. Stearns, Chief Compliance Officer; Guang Yang, Sr. Vice President; Barbara J. Green, Secretary.



                                      * * *



     Federated Equity Management Company of Pennsylvania ("Federated"), Federated Investors Tower, Pittsburgh, PA 15222-3779, serves as co-sub-adviser to TA IDEX Federated Market Opportunity. It is a subsidiary of Federated Investors, Inc.



     Federated serves as investment adviser to a number of investment companies and private accounts. Total assets under management by Federated and other subsidiaries of Federated Investors, Inc. is approximately $228 billion. The Trustees of Federated, their position with Federated, and, in parenthesis, their principal occupations are as follows: J. Christopher Donahue, Trustee and Chairman (Chief Executive Officer and Trustee, Federated Investors, Inc.; Chairman and Director, Federated Investment Management Company, Federated Advisory Services Company, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Investment Counseling, Federated Asset Management GmbH (Germany), Federated International Holdings BV (The Netherlands), Federated International Management Limited (Ireland) and Federated Shareholder Services Company; Director, Federated Services Company); John B. Fisher, Trustee, Chief Executive Officer and President (Trustee, Chief Executive Officer and President of Federated Investment Management Company, Federated Advisory Services Company, Federatted Global Investment Management Corp., Federated MDTA LLS.; Trustee and President - Investment Research, Federated Investment Counseling; Chief Executive Officer and President, Passport Research, Ltd.); Thomas R. Donahue, Trustee and Treasurer (Trustee, Vice President, Chief Financial Officer and Treasurer, Federated Investors, Inc.; Trustee and Treasurer, Federated Investment Management Company, Federated Advisory Services Company, Federated Investment Counseling, Federated Administrative Services, Inc., Federated Global Investment Management Corp., Federated Investors Trust Company, Federated Services Company and Federated Shareholder Services Company; Trustee and Executive Vice President, Federated Securities Corp.; Director and President, FII Holdings, Inc.; Treasurer, Federated Administrative Services and Passport Research, Ltd.; Trustee, Federated MDTA LLC.); Stephen F. Auth, Executive Vice President (Executive Vice President, Federated Advisory Services Company, Federated Global Investment Management Corp. and Federated Investment Counseling); Mark D. Olson, Trustee (Trustee, Federated Investment Management Company, Federated Advisory Services Company, Federated Investment Counseling, Federated Shareholder Services Company; Partner, Wilson, Halbrook & Bavard, 107 W. Market Street, Georgetown, Delaware 19947). The business address of the Trustees, with the exception of Mark D. Olson, is Federated Investors Tower, Pittsburgh, PA 15222-3779.



     The remaining Officer of Federated is Secretary and Vice President: G. Andrew Bonnewell.



     The business address of each of the Officers of Federated is Federated Investors Tower, Pittsburgh, PA 15222-3779. These individuals are also officers of some of the investment advisers to other mutual funds.



                                      * * *



     American Century Investment Management, Inc. ("American Century"), 4500 Main Street, Kansas City, Missouri 64111, serves as sub-adviser to TA IDEX American Century Large Company Value. James Evans Stowers, Jr. is a Director; James Evans Stowers, III is a Director; William McClellan Lyons is Chairman of the Board; Jonathan Thomas is Chief Financial Officer and Chief Accounting Officer; Maryanne Roepke is Chief Compliance Officer; David C. Tucker is Chief Legal Officer and Senior Vice President; Mark L. Mallon is Chief Executive Officer and Chief Investment Officer.



                                      * * *



     MFS Investment Management ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, serves as sub-adviser to TA IDEX MFS International Equity. The Directors of MFS are Robert C. Pozen, Robert J. Manning, Martin E. Beaulieu, Robin A. Stelmach, Donald A. Stewart, C. James Prieur, James C. Baillie, Ronald
W. Osborne and William K. O'Brien. Robert C. Pozen is the Chairman; Mr. Manning is Chief Executive Officer, Chief Investment Officer, and President; Mr. Beaulieu is Executive Vice President and the Director of Global Distribution; Robin A Stelmach is Executive Vice President and Chief Operating Officer; Maria
D. Dwyer is Executive Vice President and Chief Regulatory Officer; Mark N. Polebaum is an Executive Vice President, General Counsel and Secretary; Mitchell
C. Freestone, Ethan

D. Corey, Mark D. Kaplan, Jeremy Kream, Suzanne Michaud and Susan S. Newton are Assistant Secretaries; Michael W. Roberge is an Executive Vice President, Chief Fixed Income Officer and Director of Fixed Income Research; David A. Antonelli is an Executive Vice President and Chief Equity Officer; Deborah H. Miller is an Executive Vice President and Direcvtor of Quantitative Research; Paul T. Kirwan is an Executive Vice President and Chief Financial Officer; Thomas B. Hastings is a Senior Vice President and Treasurer; Michael H. Whitaker is a Senior Vice President and Chief Compliance Officer; and Joseph E. Lynch is the Assistant Treasurer.



                                      * * *



     Pacific Investment Management Company LLC ("PIMCO"), 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, serves as sub-adviser to TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS. Officers and Executive Officers of PIMCO are as follows:



NAME                                BUSINESS AND OTHER CONNECTIONS
----                                ------------------------------
Afonso, Toni                        Senior Vice President, PIMCO
Ahto, Laura A.                      Senior Vice President, PIMCO and PIMCO Europe Limited.
Amey, Michael                       Senior Vice President, PIMCO and PIMCO Europe Limited.
Anctil, Stacie                      Vice President, PIMCO.
Anderson, Joshua M.                 Senior Vice President, PIMCO.
Andrews, David S.                   Executive Vice President, PIMCO.
Anochie, Kwame                      Vice President, PIMCO.
Arnold, Tamara J.                   Managing Director, PIMCO.
Asay, Michael R.                    Executive Vice President, PIMCO.
Asay, Susan                         Vice President, PIMCO.
Avancini, Joerg                     Vice President, PIMCO.
Baburek, Daniel                     Senior Vice President, PIMCO and PIMCO Japan Limited.
Baker, Brian P.                     Executive Vice President, PIMCO and PIMCO Asia PTE Limited.
Balls, Andrew T.                    Senior Vice President, PIMCO.
Barnes, Donna                       Vice President, PIMCO.
Beaumont, Stephen B.                Executive Vice President, PIMCO.
Bentley, Peter I.                   Vice President, PIMCO and PIMCO Europe Limited.
Benz II, William R.                 Managing Director, PIMCO.
Berndt, Andreas                     Vice President, PIMCO.
Bhansali, Vineer                    Executive Vice President, PIMCO.
Bishop, Gregory A.                  Executive Vice President, PIMCO.
Blackwell, Bill                     Vice President, PIMCO and PIMCO Europe Limited.
Blair, Aurore Catherine             Vice President, PIMCO and PIMCO Europe Limited.
Blair, David J.                     Vice President, PIMCO.
Blau, Volker                        Executive Vice President, PIMCO.
Blomenkamp, Felix                   Senior Vice President, PIMCO.
Blute, Ryan P.                      Vice President, PIMCO.
Bodereau, Philippe                  Senior Vice President, PIMCO and PIMCO Europe Limited.
Boehm, Timo                         Vice President, PIMCO.
Borneleit, Adam                     Senior Vice President, PIMCO.
Bosomworth, Andrew                  Executive Vice President, PIMCO.
Boujaoude, Elissar                  Senior Vice President, PIMCO.
Boyd, Robert C.                     Vice President, PIMCO.
Bridwell, Jennifer S.               Vice President, PIMCO.
Brittain, W.H. Bruce                Executive Vice President, PIMCO.
Broadwater, Kevin M.                Senior Vice President, PIMCO.

Brown, Erik C.                      Senior Vice President, PIMCO; Assistant Treasurer, PIMCO
                                    Funds, PIMCO Commercial Mortgage Securities Trust, Inc.,
                                    PIMCO Variable Insurance Trust, and PIMCO Strategic Global
                                    Government Fund, Inc.
Brune, Chris                        Vice President, PIMCO.
Brynjolfsson, John B.               Managing Director, PIMCO.
Bui, Giang                          Vice President, PIMCO.
Burns, Michael A.                   Vice President, PIMCO and PIMCO Europe Limited.
Burns, R. Wesley                    Consulting Managing Director, PIMCO; Trustee of PIMCO Funds
                                    and PIMCO Variable Insurance Trust; Director of PIMCO
                                    Commercial Mortgage Securities Trust, Inc.; Chairman and
                                    Director, PIMCO Strategic Global Government Fund, Inc.; and
                                    Director, PS Business Parks, Inc.
Burns, Robert                       Vice President, PIMCO.
Burton, Kirsten                     Vice President, PIMCO.
Callin, Sabrina C.                  Executive Vice President, PIMCO; and Vice President,
                                    StocksPLUS Management, Inc.
Carnachan, Robert Scott             Senior Vice President, PIMCO and PIMCO Asia PTE Limited.
Cavalieri, John                     Vice President, PIMCO.
Chen, Wing-Harn                     Vice President, PIMCO.
Chin, Tracy                         Vice President, PIMCO and PIMCO Asia PTE Limited.
Chipp, William                      Vice President, PIMCO.
Clarida, Richard H.                 Executive Vice President, PIMCO.
Clark, Marcia K.                    Senior Vice President, PIMCO.
Clark, R. Matthew                   Vice President, PIMCO.
Clarke, James                       Vice President, PIMCO.
Conseil, Cyrille R.                 Senior Vice President, PIMCO.
Craven, Paul                        Senior Vice President, PIMCO and PIMCO Europe Limited.
Cressy, Jonathan                    Vice President, PIMCO.
Cummings, John B.                   Senior Vice President, PIMCO.
Cupps, Wendy W.                     Managing Director, PIMCO.
Dada, Suhail                        Senior Vice President, PIMCO.
Dahlhoff, Juergen                   Vice President, PIMCO.
Danielson, Birgitte                 Vice President, PIMCO.
Dawson, Craig A.                    Executive Vice President, PIMCO.
De Bellis, Mary                     Vice President, PIMCO.
DeLorenzo, Nicola A.                Vice President, PIMCO
Devlin, Edward                      Senior Vice President, PIMCO.
Dialynas, Chris P.                  Managing Director, PIMCO.
Dilek, Burcin                       Vice President, PIMCO.
Discher-Remmlinger, Michael         Senior Vice President, PIMCO.
Dorff, David J.                     Senior Vice President, PIMCO.
Dorrian, Peter G.                   Senior Vice President, PIMCO and PIMCO Australia Pty. Ltd.
Dugan, Travis J.                    Vice President, PIMCO.
Durham, Jennifer E.                 Senior Vice President, PIMCO and Chief Compliance Officer,
                                    PIMCO Funds, PIMCO Commercial Mortgage Securities Trust,
                                    Inc., PIMCO Variable Insurance Trust, and PIMCO Strategic
                                    Global Government Fund, Inc.
Dutta, Manish                       Vice President, PIMCO.
Edler, Vernon                       Vice President, PIMCO.
Eedes, Linda                        Vice President, PIMCO and PIMCO Europe Limited.
Ellis, Edward L.                    Vice President, PIMCO.
England, Jason S.                   Vice President, PIMCO.
Estep, Bret W.                      Vice President, PIMCO.

Evans, Stefanie D.                  Vice President, PIMCO.
Fairchild-Jones, Anne               Vice President, PIMCO and PIMCO Europe Limited.
Feeny, Martin E.                    Vice President, PIMCO.
Fields, Robert A.                   Senior Vice President, PIMCO.
Fisher, Marcellus M.                Senior Vice President, PIMCO.
Flattum, David C.                   Executive Vice President, General Counsel, PIMCO; Chief
                                    Legal Officer, PIMCO Funds, PIMCO Commercial Mortgage
                                    Securities Trust, Inc., PIMCO Variable Insurance Trust and
                                    PIMCO Strategic Global Government Fund, Inc.
Foong, Hock Meng                    Senior Vice President, PIMCO and PIMCO Asia PTE Limited.
Forsyth, Andrew                     Vice President, PIMCO and PIMCO Canada Corp.
Fournier, Joseph A.                 Senior Vice President, PIMCO and PIMCO Europe Limited.
Fowler, Ellen M.                    Vice President, PIMCO.
Foxall, Julian                      Senior Vice President, PIMCO and PIMCO Australia Pty Limited.
Frisch, Ursula T.                   Senior Vice President, PIMCO.
Fulford III, Richard F.             Senior Vice President, PIMCO and PIMCO Europe Limited.
Garbuzov, Yuri P.                   Senior Vice President, PIMCO.
Gibson, Tom                         Vice President, PIMCO.
Gleason, G. Steven                  Executive Vice President, PIMCO.
Goldfinger, Nadege                  Vice President, PIMCO.
Gomez, Michael A.                   Executive Vice President, PIMCO.
Gore, Gregory T.                    Senior Vice President, PIMCO.
Gould, Linda J.                     Vice President, PIMCO.
Grabar, Gregory S.                  Senior Vice President, PIMCO.
Greer, Robert J.                    Senior Vice President, PIMCO
Griffiths, Andrew                   Vice President, PIMCO and PIMCO Europe Limited.
Griffiths, Stuart P.                Vice President, PIMCO.
Gross, William H.                   Managing Director, Chief Investment Officer and Executive
                                    Committee Member, PIMCO; Director and Vice President,
                                    StocksPLUS Management, Inc.; Senior Vice President of PIMCO
                                    Funds and PIMCO Variable Insurance Trust.
Grzesik, Marco                      Vice President PIMCO.
Gupta, Sachin                       Vice President, PIMCO and PIMCO Europe Limited.
Gupta, Shailesh                     Senior Vice President, PIMCO.
Haaf, Tim                           Vice President, PIMCO.
Hagmeier, William Robert            Vice President, PIMCO.
Hally, Gordon C.                    Executive Vice President, PIMCO.
Hamalainen, Pasi M.                 Managing Director and Executive Committee Member, PIMCO; and
                                    Senior Vice President, PIMCO Strategic Global Government
                                    Fund, Inc.
Hardaway, John P.                   Executive Vice President, PIMCO; Vice President, StocksPLUS
                                    Management, Inc.; Treasurer, PIMCO Funds, PIMCO Commercial
                                    Mortgage Securities Trust, Inc., PIMCO Variable Insurance
                                    Trust and PIMCO Strategic Global Government Fund, Inc.
Harris, Brent R.                    Managing Director and Executive Committee Member, PIMCO;
                                    Director and Vice President, StocksPLUS Management, Inc.;
                                    Trustee and Chairman of PIMCO Funds and PIMCO Variable
                                    Insurance Trust; Director and Chairman, PIMCO Commercial
                                    Mortgage Securities Trust, Inc.; Director, PIMCO Luxembourg
                                    S.A.; and Director, PIMCO Luxembourg II.
Harrison, Paul                      Vice President, PIMCO and PIMCO Europe Limited.
Harumi, Kazunori                    Senior Vice President, PIMCO and PIMCO Japan Limited.
Hastings, Arthur J.                 Vice President, PIMCO.
Hayes, Ray C.                       Senior Vice President, PIMCO.

Helsing, Jeffrey                    Vice President, PIMCO.
Herlan, HansJoerg                   Vice President, PIMCO.
Hodge, Douglas M.                   Managing Director, PIMCO and PIMCO Japan Limited.
Holden, Brent L.                    Managing Director, PIMCO.
Holloway, Dwight F., Jr.            Executive Vice President, PIMCO and PIMCO Europe Limited.
Hsu, Lori C.                        Senior Vice President, PIMCO.
Hudoff, Mark T.                     Executive Vice President, PIMCO.
Hughes, Mark Alan                   Vice President, PIMCO.
Huxhorn, Michael                    Vice President, PIMCO.
Isberg, Margaret E.                 Managing Director, PIMCO and PIMCO Canada Corp.
Ishida, Koji                        Vice President, PIMCO and PIMCO Japan Limited.
Ivascyn, Daniel J.                  Executive Vice President, PIMCO; Senior Vice President, PIMCO
                                    Commercial Mortgage Securities Trust, Inc., and PIMCO
                                    Strategic Global Government Fund, Inc.
Jacobs IV, Lew W.                   Managing Director, PIMCO.
Jann, Juergen                       Senior Vice President, PIMCO.
Johnson, Eric D.                    Vice President, PIMCO.
Johnson, Kelly                      Vice President, PIMCO.
Jones, Steven L.                    Vice President, PIMCO.
Karpov, Natalie                     Vice President, PIMCO.
Katsuyama, Takeshi                  Vice President, PIMCO and PIMCO Japan Limited.
Katz, Ulrich                        Senior Vice President, PIMCO.
Kavafyan, Constance                 Vice President, PIMCO and PIMCO Europe Limited.
Keck, Andreas                       Senior Vice President, PIMCO.
Kelleher III, Thomas J.             Vice President, PIMCO.
Keller, Erik                        Vice President, PIMCO and PIMCO Europe Limited.
Keller, James M.                    Managing Director, PIMCO.
Kellerhals, Philipp                 Vice President, PIMCO.
Kelly, Benjamin M.                  Vice President, PIMCO.
Kennedy, Raymond G., Jr.            Managing Director, PIMCO.
Kiesel, Mark R.                     Executive Vice President, PIMCO.
King, J. Stephen, Jr.               Senior Vice President, PIMCO; Vice President, StocksPLUS
                                    Management, Inc.; Vice President and Senior Counsel, PIMCO
                                    Funds, PIMCO Commercial Mortgage Securities Trust, Inc.,
                                    PIMCO Variable Insurance Trust and PIMCO Strategic Global
                                    Government Fund, Inc.
King, Stephanie L.                  Senior Vice President, PIMCO.
Kirkbaumer, Steven P.               Senior Vice President, PIMCO.
Klee, Dirk                          Executive Vice President, PIMCO.
Komatsu, Mitsuaki                   Vice President, PIMCO and PIMCO Japan Limited.
Kressin, Thomas                     Senior Vice President, PIMCO.
Kuhner, Kevin D.                    Vice President, PIMCO and PIMCO Europe Limited.
Lackey, W. M. Reese                 Senior Vice President, PIMCO.
Larsen, Henrik P.                   Senior Vice President, PIMCO, Vice President of PIMCO Funds,
                                    PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO
                                    Variable Insurance Trust and PIMCO Strategic Global
                                    Government Fund, Inc.
LeBrun, Richard R.                  Vice President, PIMCO.
Lee, Alvin Lip Sin                  Vice President, PIMCO and PIMCO Asia PTE Limited.
Lee, Robert Ru-Bor                  Vice President, PIMCO.
Lehavi, Yanay                       Senior Vice President, PIMCO.
Lian, Chia Liang                    Vice President, PIMCO and PIMCO Asia PTE Limited.
Linder, Astrid                      Vice President, PIMCO.
Linder, Dominique                   Vice President, PIMCO.
Lindgren, Peter L.                  Senior Vice President, PIMCO and PIMCO Europe Limited.

Loftus, John S.                     Consulting Managing Director, PIMCO; and Vice President and
                                    Assistant Secretary, StocksPLUS Management, Inc.
Loh, John                           Vice President, PIMCO.
Lopez, Rafael A.                    Vice President, PIMCO and PIMCO Japan Limited.
Louanges, Matthieu                  Executive Vice President, PIMCO.
Lowe, Erika H.                      Vice President, PIMCO.
Lown, David C.                      Executive Vice President, PIMCO.
Mak, Richard                        Vice President, PIMCO.
Manseau, Chantal M.                 Vice President, PIMCO.
Mariappa, Sudesh N.                 Managing Director, PIMCO.
Martin, Scott W.                    Senior Vice President, PIMCO.
Masanao, Tomoya                     Executive Vice President, PIMCO and PIMCO Japan Limited.
Mather, Scott A.                    Managing Director and Executive Committee Member, PIMCO.
Matsui, Akinori                     Executive Vice President, PIMCO and PIMCO Japan Limited.
Mayershofer, Veronika               Vice President, PIMCO.
McCann, Patrick Murphy              Vice President, PIMCO.
McCray, Mark V.                     Executive Vice President, PIMCO.
McCulley, Paul A.                   Managing Director, PIMCO.
McDevitt, Joseph E.                 Managing Director, PIMCO; Director and Chief Executive
                                    Officer, PIMCO Europe Limited; Director, PIMCO Funds: Global
                                    Investors Series plc and PIMCO Global Advisors (Ireland)
                                    Limited.
Mead, Robert                        Executive Vice President, PIMCO.
Meehan, James P., Jr.               Senior Vice President, PIMCO.
Meggers, Julie                      Vice President, PIMCO.
Merz, Frederic                      Vice President, PIMCO.
Metsch, Mark E.                     Vice President, PIMCO.
Mewbourne, Curtis A.                Executive Vice President, PIMCO.
Mierau, Kris                        Vice President, PIMCO.
Miller, John M.                     Executive Vice President, PIMCO.
Miller, Kendall P., Jr.             Senior Vice President, PIMCO.
Millimet, Scott A.                  Senior Vice President, PIMCO.
Milo, Davida J.                     Senior Vice President, PIMCO.
Minaki, Haruki                      Senior Vice President, PIMCO and PIMCO Japan Limited.
Mitchell, Gail                      Senior Vice President, PIMCO.
Mogelof, Eric                       Vice President, PIMCO.
Monson, Kristen S.                  Executive Vice President, PIMCO.
Montgomery, John C.                 Vice President, PIMCO.
Moore, James F.                     Senior Vice President, PIMCO.
Mukherji, Raja                      Senior Vice President, PIMCO.
Mulcahy, Matt                       Vice President, PIMCO and PIMCO Australia Pty Limited.
Murano, Yuko                        Vice President, PIMCO and PIMCO Japan Limited.
Murata, Alfred T.                   Vice President, PIMCO.
Muzzy, James F.                     Managing Director, PIMCO; Chairman and Director, PIMCO Funds:
                                    Global Investors Series plc and PIMCO Global Advisors
                                    (Ireland) Limited; Director and Vice President, StocksPLUS
                                    Management, Inc.
Nambimadom, Ramakrishnan            Senior Vice President, PIMCO.
Nest, Matthew J.                    Vice President, PIMCO and PIMCO Asia PTE Ltd.
Nguyen, Tammy T.                    Vice President, PIMCO.
Nguyen, Tommy D.                    Vice President, PIMCO.
Nicholls, Steven B.                 Senior Vice President, PIMCO and PIMCO Europe Limited.
Nieves, Roger O.                    Senior Vice President, PIMCO.
Nojima, Sachiko                     Vice President, PIMCO and PIMCO Japan Limited.

Norris, John F.                     Vice President, PIMCO.
O'Connell, Gillian                  Vice President, PIMCO and PIMCO Europe Limited.
Okamura, Shigeki                    Senior Vice President, PIMCO and PIMCO Japan Limited.
Okuma, Sachiko                      Vice President, PIMCO.
Okun, Ric                           Senior Vice President, PIMCO.
Ong, Arthur Y.D.                    Senior Vice President, PIMCO.
Ongaro, Douglas J.                  Executive Vice President, PIMCO.
Osborne, Simon T.                   Vice President, PIMCO and PIMCO Europe Limited.
Osses, Guillermo A.                 Senior Vice President, PIMCO.
Otterbein, Thomas J.                Managing Director, PIMCO.
Ozeki, Koyo                         Senior Vice President, PIMCO and PIMCO Japan Limited.
Pagani, Lorenzo                     Vice President, PIMCO.
Parikh, Saumil H.                   Senior Vice President, PIMCO and PIMCO Japan Limited.
Patock, Viola                       Vice President, PIMCO.
Paulson, Bradley W.                 Executive Vice President, PIMCO.
Perez, Keith                        Senior Vice President, PIMCO.
Phansalkar, Mohan                   Managing Director, PIMCO.
Philip, Elizabeth M.                Executive Vice President, PIMCO.
Phillipson, Daniel                  Vice President, PIMCO.
Pimentel, Rudy                      Vice President, PIMCO.
Pittman, David J.                   Senior Vice President, PIMCO.
Podlich III, William F.             Consulting Managing Director, PIMCO.
Porterfield, Mark                   Executive Vice President, PIMCO.
Portillo, Alfonso A.                Vice President, PIMCO.
Potthof, Axel                       Senior Vice President, PIMCO.
Powers, William C.                  Managing Director, PIMCO; Senior Vice President, PIMCO
                                    Commercial Mortgage Securities Trust, Inc.
Qu, Wendong                         Vice President, PIMCO.
Ramos, Sofia                        Vice President, PIMCO and PIMCO Europe Limited.
Ramsey, James                       Senior Vice President, PIMCO.
Ratner, Joshua                      Vice President, PIMCO.
Ravano, Emanuele                    Managing Director, PIMCO and PIMCO Europe Limited.
Reimer, Danelle J.                  Vice President, PIMCO.
Reimer, Ronald M.                   Senior Vice President, PIMCO.
Reisz, Paul W.                      Senior Vice President, PIMCO.
Repoulis, Yiannis                   Senior Vice President, PIMCO and PIMCO Europe Limited.
Reynolds, Stephen E.                Vice President, PIMCO.
Rice, Thomas                        Senior Vice President, PIMCO and PIMCO Europe Limited.
Richards, Suzanne                   Vice President, PIMCO.
Rodosky, Stephen A.                 Executive Vice President, PIMCO.
Rogers, William A.                  Vice President, PIMCO and PIMCO Australia Pty Limited.
Rolf, Allison                       Vice President, PIMCO.
Rollins, Melody                     Senior Vice President, PIMCO.
Romano, Mark A.                     Senior Vice President, PIMCO.
Roney, Scott L.                     Executive Vice President, PIMCO.
Ronnie, Stephen                     Vice President, PIMCO.
Rosen, Bret J.G.                    Vice President, PIMCO.
Rowe, Cathy T.                      Vice President, PIMCO.
Rudolph, Lynn H.                    Vice President, PIMCO.
Ruthen, Seth R.                     Executive Vice President, PIMCO.

Sargent, Jeffrey M.                 Executive Vice President, PIMCO; Senior Vice President of
                                    PIMCO Funds, PIMCO Commercial Mortgage Securities Trust,
                                    Inc., PIMCO Variable Insurance Trust and PIMCO Strategic
                                    Global Government Fund, Inc.
Schaus, Stacy L.                    Senior Vice President, PIMCO.
Scherzinger, Marion                 Vice President, PIMCO.
Schmider, Ernest L.                 Managing Director, PIMCO; President of PIMCO Funds, PIMCO
                                    Commercial Mortgage Securities Trust, Inc. and PIMCO Variable
                                    Insurance Trust; President, PIMCO Strategic Global Government
                                    Fund, Inc.; Director and Assistant Secretary, StocksPLUS
                                    Management, Inc.
Schnatterer, Monika                 Vice President, PIMCO.
Schucking, Ivor E.                  Executive Vice President, PIMCO.
Schuetz, Patricia Ann               Vice President, PIMCO and PIMCO Europe Limited.
Schulist, Stephen O.                Senior Vice President, PIMCO.
Schultes, Adrian O.                 Vice President, PIMCO.
Schwab, Gerlinde                    Vice President, PIMCO.
Schwetz, Myckola                    Vice President, PIMCO.
Scibisz, Iwona E.                   Vice President, PIMCO.
Sejima, Toru                        Vice President, PIMCO.
Seksaria, Rahul M.                  Vice President, PIMCO.
Seliga, Denise C.                   Executive Vice President and Chief Compliance Officer, PIMCO.
Sellers, Devin L.                   Senior Vice President, PIMCO.
Senne, Verena                       Vice President, PIMCO.
Shaler, Timothy L.                  Senior Vice President, PIMCO.
Shaw, Matthew D.                    Vice President, PIMCO.
Sheehy, Erica H.                    Vice President, PIMCO.
Shepherd, Julie M.                  Vice President, PIMCO.
Shiroyama, Taro                     Vice President, PIMCO and PIMCO Japan Limited.
Short, Jonathan D.                  Senior Vice President, PIMCO.
Simon, W. Scott                     Managing Director, PIMCO.
Simpson, Roy                        Vice President, PIMCO and PIMCO Europe Limited.
Skobtsov, Ivan                      Senior Vice President, PIMCO.
Somersan-Coqui, Aylin               Vice President, PIMCO.
Sonner, Michael                     Senior Vice President, PIMCO.
Soto, Alyssa M.                     Vice President, PIMCO.
Spalding, Scott M.                  Senior Vice President, PIMCO.
Spandri, Tobias                     Vice President, PIMCO.
Spicijaric, Jennifer N.             Vice President, PIMCO.
Stafford, Kimberley G.              Vice President, PIMCO.
Staub, Christian Martin             Vice President, PIMCO.
Stauffer, Christina                 Vice President, PIMCO.
Stetler, Bryan R.                   Vice President, PIMCO.
Strauch, Joel E.                    Senior Vice President, PIMCO.
Strelow, Peter G.                   Senior Vice President, PIMCO.
Stubbins, George E.                 Vice President, PIMCO.
Sun, Hao                            Vice President, PIMCO and PIMCO Asia PTE Ltd.
Suskind, Don                        Vice President, PIMCO.
Suter, Joachim                      Vice President, PIMCO and PIMCO Europe Limited.
Takano, Makoto                      Managing Director, PIMCO and PIMCO Japan Limited.
Takeuchi, Ichiro                    Vice President, PIMCO and PIMCO Japan Limited.
Telish, Christine M.                Vice President, PIMCO.
Tersin, Dominique                   Vice President, PIMCO and PIMCO Europe Limited.

Theodore, Kyle J., Jr.              Senior Vice President, PIMCO.
Thompson, Michael F.                Vice President, PIMCO.
Thompson, William S.                Chief Executive Officer, Managing Director and Executive
                                    Committee Member, PIMCO; Director and President, StocksPLUS
                                    Management, Inc.; Senior Vice President of PIMCO Funds, PIMCO
                                    Commercial Mortgage Securities Trust, Inc. and PIMCO Variable
                                    Insurance Trust.
Thurston, Powell C.                 Senior Vice President, PIMCO.
Toloui - Tehrani, Ramin             Senior Vice President, PIMCO.
Tomlinson, Brian                    Vice President, PIMCO.
Traber, Eva                         Vice President, PIMCO.
Trevithick, William A.              Vice President, PIMCO.
Tsubota, Shiro                      Vice President, PIMCO and PIMCO Japan Limited.
Tyson, Richard E.                   Executive Vice President, PIMCO.
Vallarta-Jordal, Maria-Theresa F.   Senior Vice President, PIMCO.
van de Zilver, Peter A.             Vice President, PIMCO.
van Heel, Marc                      Senior Vice President, PIMCO and PIMCO Europe Limited.
Van Zoelen, Henk Jan                Vice President, PIMCO and PIMCO Europe Limited.
Velasco, Christine A.               Vice President, PIMCO.
Velicer, Erik                       Vice President, PIMCO.
Viana, David                        Vice President, PIMCO.
Von der Linden, Greg S.             Vice President, PIMCO.
Wada, Hiromi                        Vice President, PIMCO and PIMCO Japan Limited.
Waldron, Steve                      Vice President, PIMCO.
Walker, Trent W.                    Vice President, PIMCO.
Weil, Richard M.                    Managing Director, Chief Operating Officer and Executive
                                    Committee Member, PIMCO.
Weinberger, Michelle                Vice President, PIMCO.
White, Timothy C.                   Senior Vice President, PIMCO.
Whiting, Lori Zarutsky              Vice President, PIMCO.
Whitton, Bransby                    Vice President, PIMCO.
Wild, Christian                     Vice President, PIMCO.
Wildfoerster, Kai                   Vice President, PIMCO.
Willemsen, Michael J.               Vice President, PIMCO, PIMCO Funds, PIMCO Commercial Mortgage
                                    Securities Trust, Inc., PIMCO Variable Insurance Trust and
                                    PIMCO Strategic Global Government Fund, Inc.
Williams, Charles A., III           Vice President, PIMCO.
Wilner, Mitchell W.                 Senior Vice President, PIMCO.
Wilson, John F.                     Executive Vice President, PIMCO.
Wilson, Susan L.                    Executive Vice President, PIMCO.
Witt, Frank                         Senior Vice President, PIMCO.
Wood, George H.                     Executive Vice President, PIMCO.
Worah, Mihir P.                     Executive Vice President, PIMCO.
Yamamoto, Shinichi                  Senior Vice President, PIMCO and PIMCO Japan Limited.
Yi, Rosa                            Vice President, PIMCO.
Young, David                        Executive Vice President, PIMCO and PIMCO Europe Limited.
Yu, Cheng-Yuan                      Executive Vice President, PIMCO.
Yu, Walter                          Vice President, PIMCO.
Zhang, Ji Sheng                     Vice President, PIMCO.
Zhang, Xiaogang.                    Vice President, PIMCO.
Zheng, Yingying                     Vice President, PIMCO.
Zhu, Changhong                      Managing Director, PIMCO.



                                      * * *

     AEGON USA Investment Management LLC ("AUIM"), 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, serves as sub-adviser to TA IDEX Transamerica High-Yield Bond. Its managers and officers are:



MANAGERS:
     David L. Blankenship
     David M. Carney
     Frank E. Collecchia
     Eric B. Goodman



OFFICERS:
     Eric B. Goodman, President & Chief Investment Officer
     David L. Blankenship, Executive Vice President and Chief Operating Officer Kirk W. Buese, Executive Vice President - Private and Structured Finance David M. Carney, Executive Vice President, Treasurer and Chief Financial Officer
     Frank E. Collecchia, Executive Vice President-Portfolio Management
     Daniel P. Fox, Executive Vice President - Risk Management
     Josh E. Braverman, Senior Vice President
     Joel L. Coleman, Senior Vice President
     Mark E. Dunn, Senior Vice President
     Robert Fitzsimmons, Senior Vice President
     Kevin A. Giles, Senior Vice President - New Initiative
     David R. Halfpap, Senior Vice President
     William L. Hurwitz, Senior Vice President
     James R. Landis, Senior Vice President
     Calvin W. Norris, Senior Vice President
     Eric C. Perry, Senior Vice President
     Stephanie M. Phelps, Senior Vice President
     James K. Schaeffer, Jr. Senior Vice President
     Sarvjeev S. Sidhu, Senior Vice President
     Michael B. Simpson, Senior Vice President
     Jon L. Skaggs, Senior Vice President
     Robert A. Smedley, Senior Vice President
     Jeffrey A. Whitehead, Senior Vice President
     John F. Bailey, Vice President
     James K. Baskin, Vice President
     Gregg A. Botkin, Vice President
     James K. Cameron, Vice President
     Allen R. Cantrell, Vice President
     Ashok K. Chawla, Vice President
     Garry E. Creed, Vice President
     Douglas A. Dean, Vice President
     Bradley D. Doyle, Vice President
     Mark D. Evans, Vice President
     Julie A. Franklin, Vice President
     Scott P. Hassentab, Vice President
     William J. Henricksen, Vice President
     David Hopewell, Vice President
     Frederick B. Howard, Vice President
     Karen E. Hufnagel, Vice President
     Jon D. Kettering, Vice President
     John D. Marcsik, Vice President
     Jeffrey T. McGlaun, Vice President
     Jeremy S. Mead, Vice President
     Steven P. Opp, Vice President
     Christopher D. Pahlke, Vice President
     Michael J. Parrish, Vice President
     Mary T. Pech, Vice President
     Greg A. Podhajsky, Vice President

     Stacey S. Rutledge, Vice President
     Michael S. Smith, Vice President
     J. Staley Stewart, Vice President
     Debra R. Thompson, Vice President
     Michael A. Urban, Vice President
     Xueqing Wang, Vice President
     Douglas A. Weih, Vice President
     Karen R. Wright, Vice President
     M. Christina Galligan, Assistant Vice President
     Paul J. Houk, General Counsel and Secretary
     Jessica L. Cole, Chief Compliance Officer
     Clint L. Woods, Assistant Secretary
     Clifton W. Flenniken III, Assistant Treasurer
     Daniel Seward, Assistant Treasurer
     Stephanie Steele, Assistant Treasurer



                                      * * *



     Columbia Management Advisors, LLC (formerly, Banc of America Capital LLC) ("CMA"), 100 Federal Street, Boston, MA 02110, serves as sub-adviser to TA IDEX Marsico Growth and TA IDEX Marsico International Growth. Keith T. Banks, Chairman, President, Chief Executive Officer, Chief Investment Officer and Manager; Roger A. Sayler, Managing Director and Manager; Linda J. Wondrack, Chief Compliance Officer; Andrei G. Magasiner, Chief Financial Officer.



                                      * * *



     ING Clarion Real Estate Securities ("Clarion"), 259 North Radnor-Chester Road, Suite 205, Radnor, PA 19087, serves as sub-adviser for TA IDEX Clarion Global Real Estate Securities. Its officers are: T. Ritson Ferguson, Executive Officer/Chief Investment Officer; Jarrett B. Kling, Executive Officer; Stephen
J. Furnary, Executive Officer; Charles Grossman, Executive Officer; G. Stephen Cordes, Executive Officer and Jeffrey A. Barclay, Executive Officer.



                                      * * *



     Gateway Investment Advisers, L.P. ("Gateway"), 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209, serves as sub-adviser to TA IDEX Protected Principal Stock. J. Patrick Rogers is President and Chief Executive Officer; Walter G. Sall is Chairman; Geoffrey Keenan is Executive Vice President and Chief Operating Officer; Paul R. Stewart is Senior Vice President and Chief Investment Officer; Harry E, Merriken, III is Senior Vice President; Donna M. Brown is General Counsel, Chief Compliance Officer, and Secretary; Gary H. Goldschmidt is Vice President and Chief Financial Officer; and Nelson C. Bickel is Vice President and Chief Information Officer.



                                      * * *



     Morgan Stanley Investment Management ("Morgan Stanley"), 1221 Avenue of the Americas, 5th Floor, New York, New york 10020 serves as sub-adviser to TA IDEX Van Kampen Emerging Markets Debt, TA IDEX Van Kampen Small Company Growth and TA IDEX Van Kampen Mid Cap Growth. Morgan Stanley serves as investment adviser to a number of investment companies. The executive officers of the sub-adviser are:
Owen D. Thomas, President and Chief Operating Officer, President and Chief Operating Officer of Van Kampen Advisors Inc., Van Kampen Asset Management, Van Kampen Investments Inc., Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Ronald E. Robison, Managing Director and Director, Managing Director and Director of Van Kampen Asset Management, Van Kampen Investments Inc., Director and Chief Administrative Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc., Director of Morgan Stanley Distributors Inc., Morgan Stanley Trust, Morgan Stanley Distribution, Inc. and Van Kampen Investor Services Inc.; Amy R. Doberman, Managing Director and Secretary, Managing Director and General Counsel of Morgan Stanley Investment Management; Dennis F. Shea, Managing Director of Chief Investment Officer-Global Equity Group, Managing Director and Chief Investment Officer-Global Equity Group of Morgan Stanley Asset Management; J. David Germany, Managing Director and Chief Investment Officer-Global Fixed Income Group, Managing Director and Chief Investment Officer-Global Fixed Income Group; Carsten Otto, Managing Director and Chief Compliance Officer, Managing Director and Chief Compliance Officer of Morgan Stanley Investment Advisors Inc., Van Kampen Advisors Inc. and Van Kampen Asset Management. Chief Compliance Officer of Van Kampen

Investor Services Inc. and Van Kampen Investments Inc.; Kenneth Castiglia, Chief Financial Officer and Treasurer, Chief Financial Officer of Van Kampen Advisors Inc., Van Kampen Asset Management, Van Kampen Investments Inc., Treasurer of Morgan Stanley Services Company Inc., Chief Financial Officer, Treasurer and Director of Morgan Stanley Distributors Inc. and Morgan Stanley Distribution, Inc.



                                      * * *



     J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as sub-adviser to TA IDEX J.P. Morgan Mid Cap Value and TA IDEX JPMorgan International Bond. J.P. Morgan is a wholly-owned subsidiary of JPMorgan Chase & Co. J.P. Morgan provides investment management and related services for corporate, public and union employee benefit funds, foundations, endowments, insurance companies and government agencies.



     The directors and principal officers of J.P. Morgan are listed below. Unless otherwise indicated, each director and officer has a principal business address of 245 Park Avenue, New York, New York 10167: Evelyn V. Guernsey, Managing Director, Director and President; George C.W. Gatch, Director, Managing Director; Lawrence Unrein, Director, Managing Director; Head of Private Equity and Hedge Funds; Seth P. Bernstein, Managing Director, Global Head of Fixed Income; Clive S. Brown, Director, Managing Director, Head of International Business; Iiman A. Pappas, Managing Director, Treasurer; Joseph K. Azelby, Managing Director, Head of Real Estate; Susan M. Canning, Vice President.



                                      * * *



     Evergreen Investment Management Company, LLC ("Evergreen"), 200 Berkeley Street, Boston Massachusetts 02116-5034 is sub-adviser to TA IDEX Evergreen International Small Cap and TA IDEX Evergreen Health Care. Evergreen is a wholly owned subsidiary of Wachovia Corporation and Wachovia Bank, N.A. The Directors and principal executive officers of Wachovia Corporation and Wachovia Bank N.A. are: G. Kennedy Thompson, Chairman, Chief Executive Officer and Director; Mark
C. Treaner, Executive Vice President, Secretary and General Counsel; Thomas J. Wurtz, Senior Executive Vice President and Chief Financial Officer.



     All of the above persons are located at Wachovia Bank, N.A., One Wachovia Center, 301 S. College Street, Charlotte, North Carolina 28288-0630.



     The Directors and principal executive officers of Evergreen are: William Douglas Munn, Chief Operating Officer and Director; Dennis Henry Ferro, President and Director; Michael Howard Koonce, Secretary and Chief Legal Officer; Richard Scott Gershen, Director; Barbara Ann Lapple, Chief Compliance Officer; Christopher Paul Conkey, Chief Investment Officer; and Matthew Charles Moss, Chief Financial Officer.



                                      * * *



     UBS Global Asset Management (Americas) Inc. ("UBS"), One North Wacker Drive, Chicago, IL 60606, a Delaware corporation serves as sub-adviser to TA IDEX UBS Large Cap Value and TA IDEX UBS Dynamic Alpha. UBS is a registered investment advisor and is an indirect wholly owned subsidiary of UBS AG. UBS is primarily engaged in the investment advisory and financial services business. Set forth below in alphabetical order is a list of each executive officer and director of UBS indicating position(s) held with UBS and other business, profession, vocation or employment of a substantial nature. Additionally, each UBS officer and director holds certain positions within the Americas region of UBS Global Asset Management business group of UBS AG ("UBS Global AM").



                                                               Other Substantial Business, Profession,
Name                 Position(s) Held with UBS                          Vocation or Employment
----                 -------------------------           ------------------------------------------------
Joseph Allessie      Assistant Secretary                 Deputy General Counsel - UBS Global AM
Michael J. Calhoun   Assistant Secretary                 Associate General Counsel - UBS Global AM
Mary T. Capasso      Assistant Secretary                 Associate General Counsel - UBS Global AM
Trevor Chambers      Assistant Treasurer                 Controller - UBS Global AM
Stephen Fleisher     Assistant Secretary                 Associate General Counsel - UBS Global AM
Kimberly Guerin      Assistant Treasurer                 Financial Control Senior Manager - UBS Global AM
Mark F. Kemper       Secretary and Chief Legal Officer   General Counsel - UBS Global AM

Barry M. Mandinach   Director and Vice President         Chief Marketing Officer - UBS Global AM
Joseph McGill        Chief Compliance Officer            Chief Compliance Officer - UBS Global AM
John Moore           Director, Treasurer and Chief       Head of Financial Control - UBS Global AM
                     Financial Officer
Brian D. Singer      Director                            Chief Investment Officer - Americas - UBS Global AM
Kai R. Sotorp        Director, President and Chief       Head of Americas - UBS Global AM
                     Executive Officer
Keith Weller         Assistant Secretary                 Associate General Counsel - UBS Global AM



                                      * * *



     AllianceBernstein, LP ("AllianceBernstein"), 1345 Avenue of the Americas, New York, New York 10105, serves as sub-adviser to TA IDEX AllianceBernstein International Value. Lewis A. Sanders is Chairman and Chief Executive Officer; Roger Hertog is Vice Chairman and Director; Christopher M. Condron, Lorie A. Slutsky, Peter Etzenbach, Dominique Carrel-Billiard, Benjamin D. Holloway, Henri De Castries, Denis Duverne, Stanley B. Tulin, William Jarmain and Peter J. Tobin are Directors; Gerald M. Lieberman is President, Chief Operating Officer and Director; Robert H. Joseph, Jr. is Senior Vice President and Chief Financial Officer; Mark R. Manley is Senior Vice President, Assistant Secretary and Chief Compliance Officer.



                                      * * *



     Neuberger Berman Management, Inc. ("Neuberger"), 605 Third Avenue, New York, New York 10158 serves as sub-adviser to TA IDEX Neuberger Berman International. Chamaine Williamsl is Chief Compliance Officer; Peter E. Sundman is President and Director; Jeffrey B. Lane and Jack L. Rivkin are Directors; Robert J. Conti and Brian J. Gaffney are Sr. Vice Presidents; Maxine L. Gerson is General Counsel and Secretary; Edward S. Grieb is Chief Financial Officer and Treasurer.



                                      * * *



     OppenheimerFunds ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, New York, New York 10281, serves as sub-adviser to TA IDEX Oppenheimer Developing Markets and TA IDEX Oppenheimer Small- & Mid-Cap Value. John V. Murphy is President, Chief Executive Officer and Director; James H. Ruff, Michael Baldwin and Craig P. Dinsell are Executive Vice Presidents; Robert G. Zack is Executive Vice President and General Counsel; Brian W. Wixted is Sr. Vice President and Treasurer; Kurt J. Wolfgruber is Chief Investment Officer; David M. Pfeffer is Sr. Vice President and Chief Financial Officer; Mark S. Vandehey is Sr. Vice President and Chief Compliance Officer.



                                      * * *



     Bjurman, Barry & Associates ("Bjurman, Barry"), 10100 Santa Monica Blvd., Ste. 1200, Los Angeles, CA 90067, serves as sub-adviser to TA IDEX Bjurman, Barry Micro Emerging Growth. G. Andrew Bjurman, CFA, CIC is President and Chief Executive Officer; O. Thomas Barry, CFA, CIC is Senior Executive Vice President and Chief Investment Officer; Stephen W. Shipman, CFA is Executive Vice President /Director of Research; Patrick T. Bradford, is Assistant Vice President/Head Equity Trader/Portfolio Manager; Roberto P. Wu, CFA, is Portfolio Manager/Research Analyst; and Kathy Pommet is Chief Compliance Offer.











                                      * * *

     Loomis, Sayles & Company, L.P. ("Loomis"), One Financial Center, Boston, MA 02111-2611, serves as sub-adviser to TA IDEX Loomis Sayles Bond. Robert J. Blanding is Chief Executive Officer; Kevin P. Charleston is Chief Financial Officer; Donald P. Ryan is Vice President and Chief Compliance Officer; and Jean
S. Lowenberg is Chief Legal Officer.

                                      * * *

     BlackRock Investment Management, LLC ("BlackRock"), 800 Scudders Mill Road, Plainsboro, NJ 08536, serves as sub-adviser to TA IDEX BlackRock Global Allocation, TA IDEX BlackRock Large Cap Value and TA IDEX BlackRock Natural Resources. Laurence Douglas Fink is Chief Executive Officer; Ralph Lewis Schlosstein is President; Steven E. Buller is Chief Financial Officer; Robert Peter Connolly is General Counsel, Secretary and Managing Director; Robert Steven Kapito is Vice Chairman; Henrey Gabbay is Managing Director and Chief Administrative Officer; Bartholomew Angelo Battista is Managing Director and Chief Compliance Officer; John Moran Patrick is Managing Director and Treasurer; and Laurence James Carolan and Kevin Michael Klingert are Managing Directors.

                                      * * *

     Franklin Portfolio Associates, LLC ("Franklin Associates"), a fully-owned subsidiary of Mellon Financial Corporation, One Boston Place, 29th Floor, Boston, MA 02108 serves as sub-adviser to TA IDEX Mellon Market Neutral Strategy. John Stephen Cone is President, Chief Executive Officer and Director; Oliver Ellsworth Buckley is Executive Vice President and Chief Investment Officer; Paul Francis Healey is Executive Vice President, Chief Operating Officer and Director; Gregg Edward Pendergast is Vice President and Chief Compliance Officer; Michael Foster Dunn, Langton Charles Garvin and Mary Margaret McDermott-Holland are Senior Vice Presidents; and Stephen Leo Sexeny, Kristin Julia Crawford, John Verity Dogget and Patrick Michael Slattery are Vice Presidents.

                                      * * *

     Third Avenue Management LLC ("Third Avenue"), a Delaware Limited Liability Company located at 622 Third Avenue, New York, New York, 10017, serves as sub-adviser to TA IDEX Third Avenue Value. The parent company of Third Avenue is Third Avenue Holdings Delaware LLC, 60% of the interests of which is indirectly owned by Affiliated Managers Group, Inc. and the remaining 40% of which is owned by the senior management of Third Avenue, certain key employees of the sub-adviser and the children of Martin J. Whitman. The officers of Third Avenue are Martin J. Whitman, Co-Chief Investment Officer of Third Avenue; Chairman of Third Avenue Trust; Chairman of Third Avenue Variable Series Trust; Member of the Board of Directors of Danielson Holding Corporation, and Nabors Industries, Inc.; David M. Barse, President and CEO of Third Avenue; President, CEO and Trustee of Third Avenue Trust; Chief Executive Officer of M.J. Whitman LLC, and Director of Danielson Holding Corporation and American Capital Access Holdings, Inc.; Michael T. Carney, Chief Financial Officer of Third Avenue, M.J. Whitman LLC, Third Avenue Trust and Third Avenue Variable Series Trust. Willard J. Hall, General Counsel and Secretary of Third Avenue, Third Avenue Trust, Third Avenue Variable Series Trust and M.J. Whitman LLC. Unless otherwise indicated, each Chief Operating Officer has held the positions listed at Third Avenue or its predecessor for at least the past two years.

ITEM 27 PRINCIPAL UNDERWRITER

AFSG Securities Corporation

(a) The Registrant has entered into an Underwriting Agreement with AFSG Securities Corporation ("AFSG"), whose address is 4333 Edgewood Road NE, Cedar Rapids, Iowa 52494 to act as the principal underwriter of Fund shares.

(b) Directors and Officers of Principal Underwriter


                                                                          Positions and Offices
Name                          Positions and Offices with Underwriter         with Registrant
----                       -------------------------------------------   -----------------------
Larry N. Norman            (1) Director and President                    N/A
Paula G. Nelson            (5) Director                                  N/A
Phillip S. Eckman          (3) Director                                  N/A
Lisa Wachendorf            (1) Vice President and Chief Compliance       N/A
                               Officer
John K. Carter             (2) Vice President                            Trustee, President and
                                                                         Chief Executive Officer

Michael C. Massrock        (2) Vice President                            N/A
Linda Gilmer               (1) Controller and Treasurer and              N/A
                               Financial and Operations Principal
Carol A. Sterlacci         (2) Assistant Controller and Treasurer        N/A
Frank A. Camp              (1) Secretary                                 N/A
Teresa L. Stolba           (1) Assistant Compliance Officer              N/A
Clifton W. Flenniken III   (4) Assistant Treasurer                       N/A
Priscilla I. Hechler       (2) Assistant Vice President and              N/A
                               Assistant Secretary
Darin D. Smith             (1) Vice President and                        N/A
                               Assistant Secretary
Kyle A. Keelan             (2) Vice President                            N/A



(1)  4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001



(2)  570 Carillon Parkway, St. Petersburg, FL 33716-1202



(3)  408 St. Peter Street, Suite 230, St. Paul, MN 55102



(4)  1111 North Charles Street, Baltimore, MD 21201



(5)  600 South Highway 169, Suite 1800, Minneapolis, MN 55426


ITEM 28 LOCATION OF ACCOUNTS AND RECORDS

The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained as follows:

(a) Shareholder records are maintained by the Registrant's transfer agent, Transamerica Fund Services, Inc., 570 Carillon Parkway, St. Petersburg, FL 33716.

(b) All other accounting records of the Registrant are maintained at the offices of the Registrant at 570 Carillon Parkway, St. Petersburg, Florida 33716 and are in the physical possession of the officers of the Fund, or at the offices of the Custodian, Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116.

ITEM 29 MANAGEMENT SERVICES

The Registrant has no management-related service contract that is not discussed in Part I of this form. See the section of the Prospectus entitled "Investment Advisory and Other Services" for a discussion of the management and advisory services furnished by TFAI, Jennison, T. Rowe Price, ClearBridge, TIM, AUIM, Federated, Gateway, American Century, Clarion, CMA, Templeton, PIMCO, Evergreen, J.P. Morgan, MFS, UBS, Alliance, Neuberger, Oppenheimer, Bjurman, Barry, Morgan Stanley, Loomis, BlackRock, Franklin Associates and Third Avenue, pursuant to the Investment Advisory Agreements, the Sub-Advisory Agreements, the Administrative Services Agreement and the Underwriting Agreement.

ITEM 30 UNDERTAKINGS

     Not applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Transamerica IDEX Mutual Funds, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 83 to its Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of St. Petersburg, State of Florida, on the 20th day of December, 2006.

                                        TRANSAMERICA IDEX MUTUAL FUNDS


                                        By: /s/ John K. Carter
                                            ------------------------------------
                                            John K. Carter
                                            President and Chief Executive
                                            Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 83 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



/s/ Peter R. Brown                 Chairman and Trustee          December 20, 2006
--------------------------------
Peter R. Brown*


/s/ Robert L. Anderson, Ph.D.      Trustee                       December 20, 2006
--------------------------------
Robert L. Anderson, Ph.D.*


/s/ Daniel Calabria                Trustee                       December 20, 2006
--------------------------------
Daniel Calabria*


/s/ Janice B. Case                 Trustee                       December 20, 2006
--------------------------------
Janice B. Case*


/s/ Charles C. Harris              Trustee                       December 20, 2006
--------------------------------
Charles C. Harris*


/s/ Leo J. Hill                    Trustee                       December 20, 2006
--------------------------------
Leo J. Hill*


/s/ Russell A. Kimball, Jr.        Trustee                       December 20, 2006
--------------------------------
Russell A. Kimball, Jr.*


/s/ Norm R. Nielsen                Trustee                       December 20, 2006
--------------------------------
Norm R. Nielsen*


/s/ William W. Short, Jr.          Trustee                       December 20, 2006
--------------------------------
William W. Short, Jr.*


/s/ John W. Waechter               Trustee                       December 20, 2006
--------------------------------
John W. Waechter*


/s/ Jack E. Zimmerman              Trustee                       December 20, 2006
--------------------------------
Jack E. Zimmerman*


/s/ John K. Carter                 Trustee, President and        December 20, 2006
--------------------------------   Chief Executive Officer
John K. Carter


/s/ Glenn E. Brightman             Sr. Vice President and        December 20, 2006
--------------------------------   Principal Financial Officer
Glenn E. Brightman


/s/ Dennis P. Gallagher                                          December 20, 2006
--------------------------------
* Signed by Dennis P. Gallagher
Attorney in Fact

                                  EXHIBIT INDEX


EXHIBIT NUMBER                                    DESCRIPTION OF EXHIBIT
--------------   ----------------------------------------------------------------------------------------
23(d)(1)(ee)     Amendment to Investment Advisory Agreement - TA IDEX Legg Mason Partners All Cap
23(d)(1)(ff)     Amendment to Investment Advisory Agreement - TA IDEX Transamerica Equity
23(d)(1)(gg)     Amendment to Investment Advisory Agreement - TA IDEX Transamerica Science & Technology
23(d)(1)(hh)     Amendment to Investment Advisory Agreement - TA IDEX Templeton Transamerica Global
23(d)(1)(oo)     Amendment to Investment Advisory Agreement - TA IDEX BlackRock Large Cap Value
23(d)(1)(qq)     Amendment to Investment Advisory Agreement - TA IDEX BlackRock Global Allocation
23(d)(1)(ss)     Amendment to Investment Advisory Agreement - TA IDEX Legg Mason Partners Investors Value
23(d)(1)(vv)     Investment Advisory Agreement -TA IDEX Loomis Sayles Bond, TA IDEX Mellon Market Neutral
                 Strategy, TA IDEX BlackRock Natural Resources, TA IDEX UBS Dynamic Alpha and TA IDEX
                 Multi-Manager Alternative Strategies Fund
23(d)(2)(ee)     Amendment to Investment Sub-Advisory Agreement - TA IDEX Legg Mason Partners All Cap
23(d)(2)(ff)     Amendment to Investment Sub-Advisory Agreement - TA IDEX Transamerica Equity
23(d)(2)(gg)     Investment Sub-Advisory Agreement - TA IDEX Transamerica Science & Technology
23(d)(2)(hh)     Investment Sub-Advisory Agreement - TA IDEX Templeton Transamerica Global
23(d)(2)(nn)     Amendment to Investment Sub-Advisory Agreement - TA IDEX Legg Mason Partners Investors
                 Value
23(d)(2)(ww)     Investment Sub-Advisory Agreement - TA IDEX BlackRock Large Cap Value and TA IDEX
                 BlackRock Global Allocation
23(d)(2)(hhh)    Amendment to Asset Allocation Management Agreement - TA IDEX Multi-Manager Alternative
                 Strategies
23(d)(2)(lll)    Investment Sub-Advisory Agreement - TA IDEX Loomis Sayles Bond
23(d)(2)(mmm)    Investment Sub-Advisory Agreement - TA IDEX Mellon Market Neutral Strategy
23(d)(2)(nnn)    Amendment to Sub-Advisory Agreement - TA IDEX BlackRock Natural Resources
23(d)(2)(ooo)    Form of Sub-Advisory Agreement - TA IDEX Third Avenue Value
23(d)(2)(ppp)    Investment Sub-Advisory Agreement - TA IDEX UBS Dynamic Alpha
23(e)(1)         Underwriting Agreement (Schedule I) Amendment
23(h)(3)         Expense Limitation Agreement Amendment
23(i)            Opinion of Counsel
23(m)(1)         12b-1 Plan Class A/B/C Shares Amendment
23(p)(30)        Code of Ethics - Franklin Portfolio Associates, LLC